As filed with the Securities and Exchange Commission on July 28, 2010

1933 Act File No. 2-92915

1940 Act File No. 811-4096

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 51

AND REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 52

MFS® MUNICIPAL SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (617) 954-5000

Susan S. Newton, Massachusetts Financial Services Company,

500 Boylston Street, Boston, Massachusetts 02116

(Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on July 29, 2010 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i)

☐	on [date] pursuant to paragraph (a)(i)

☐	75 days after filing pursuant to paragraph (a)(ii)

☐	on [date] pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

July 29, 2010

PROSPECTUS

MFS® Municipal Series Trust

AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

The investment objective of each fund is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of the named state, but also considering capital appreciation.

FUND	CLASS	TICKER SYMBOL
MFS Alabama Municipal Bond Fund	Class A	MFALX
	Class B	MBABX
MFS Arkansas Municipal Bond Fund	Class A	MFARX
	Class B	MBARX
MFS California Municipal Bond Fund	Class A	MCFTX
	Class B	MBCAX
	Class C	MCCAX
MFS Florida Municipal Bond Fund	Class A	MFFLX
	Class B	MBFLX
MFS Georgia Municipal Bond Fund	Class A	MMGAX
	Class B	MBGAX
MFS Maryland Municipal Bond Fund	Class A	MFSMX
	Class B	MBMDX
MFS Massachusetts Municipal Bond Fund	Class A	MFSSX
	Class B	MBMAX
MFS Mississippi Municipal Bond Fund	Class A	MISSX
	Class B	MBMSX
MFS New York Municipal Bond Fund	Class A	MSNYX
	Class B	MBNYX
	Class C	MCNYX
MFS North Carolina Municipal Bond Fund	Class A	MSNCX
	Class B	MBNCX
	Class C	MCNCX
MFS Pennsylvania Municipal Bond Fund	Class A	MFPAX
	Class B	MBPAX
MFS South Carolina Municipal Bond Fund	Class A	MFSCX
	Class B	MBSCX
MFS Tennessee Municipal Bond Fund	Class A	MSTNX
	Class B	MBTNX
MFS Virginia Municipal Bond Fund	Class A	MSVAX
	Class B	MBVAX
	Class C	MVACX
MFS West Virginia Municipal Bond Fund	Class A	MFWVX
	Class B	MBWVX

The Securities and Exchange Commission has not approved or disapproved each fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

MST-PRO-072910

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Alabama, but also considering capital appreciation.

Summary of Key Information — MFS Alabama Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.27%	0.27%

Total Annual Fund Operating Expenses	0.97%	1.72%
Fee Reductions and/or Expense Reimbursements [1]	(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.93%	1.68%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that “Total Annual Fund Operating Expenses” do not exceed 0.93% of the fund’s average daily net assets annually for Class A shares, and 1.68% of the fund’s average daily net assets annually for Class B shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$565	$766	$982	$1,605
Class B Shares assuming redemption at end of period	$571	$838	$1,130	$1,828
no redemption	$171	$538	$930	$1,828

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Alabama. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Alabama.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Alabama, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

MFS Municipal Series Trust

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.85%. During the period(s) shown in the bar chart, the highest quarterly return was 7.11% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.27)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	10.42%	2.78%	4.78%
A Shares	9.79%	2.89%	4.90%
Returns After Taxes on Distributions
A Shares	9.47%	2.77%	4.83%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	7.91%	3.02%	4.85%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Arkansas, but also considering capital appreciation.

Summary of Key Information — MFS Arkansas Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.19%	0.19%

Total Annual Fund Operating Expenses	0.89%	1.64%
Fee Reductions and/or Expense Reimbursements [1]	(0.15)%	(0.11)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.74%	1.53%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee to 0.10% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011. In addition, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% of the fund’s average daily net assets annually Class B service fee. On assets attributable to all other Class B shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B service fee to 0.10% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$547	$731	$931	$1,506
Class B Shares assuming redemption at end of period	$556	$807	$1,081	$1,734
no redemption	$156	$507	$881	$1,734

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Arkansas. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Arkansas.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Arkansas, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Non-Diversification Risk: The fund’s performance could be more volatile than the performance of more diversified funds.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on

MFS Municipal Series Trust

which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.88%. During the period(s) shown in the bar chart, the highest quarterly return was 5.87% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.12)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	8.93%	2.95%	4.73%
A Shares	8.40%	3.07%	4.86%
Returns After Taxes on Distributions
A Shares	8.33%	3.01%	4.82%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	6.99%	3.22%	4.83%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of California, but also considering capital appreciation.

Summary of Key Information — MFS California Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A	N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.16%	0.16%	0.16%

Total Annual Fund Operating Expenses	0.86%	1.61%	1.61%
Fee Reductions and/or Expense Reimbursements [1]	(0.15)%	(0.14)%	0.00%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.71%	1.47%	1.61%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee to 0.10% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011. In addition, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% of the fund’s average daily net assets annually Class B service fee. On assets attributable to all other Class B shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B service fee to 0.10% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$544	$722	$915	$1,472
Class B Shares assuming redemption at end of period	$550	$794	$1,063	$1,698
no redemption	$150	$494	$863	$1,698
Class C Shares assuming redemption at end of period	$264	$508	$876	$1,911
no redemption	$164	$508	$876	$1,911

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of California. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of California.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in California, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

MFS Municipal Series Trust

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 3.40%. During the period(s) shown in the bar chart, the highest quarterly return was 10.24% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (5.43)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	13.76%	2.18%	4.50%
C Shares	16.50%	2.37%	4.20%
A Shares	12.99%	2.29%	4.61%
Returns After Taxes on Distributions
A Shares	12.99%	2.29%	4.61%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	10.23%	2.61%	4.66%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Florida, but also considering capital appreciation.

Summary of Key Information — MFS Florida Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.38%	0.38%

Total Annual Fund Operating Expenses	1.08%	1.83%
Fee Reductions and/or Expense Reimbursements [1]	(0.25)%	(0.22)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.83%	1.61%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011. In addition, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% of the fund’s average daily net assets annually Class B service fee. On assets attributable to all other Class B shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B service fee until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$556	$779	$1,019	$1,708
Class B Shares assuming redemption at end of period	$564	$854	$1,170	$1,933
no redemption	$164	$554	$970	$1,933

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Florida. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Florida.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Florida, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

MFS Municipal Series Trust

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.90%. During the period(s) shown in the bar chart, the highest quarterly return was 7.94% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (4.03)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	11.42%	2.22%	4.48%
A Shares	10.79%	2.35%	4.61%
Returns After Taxes on Distributions
A Shares	10.79%	2.34%	4.60%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	8.76%	2.64%	4.65%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Georgia, but also considering capital appreciation.

Summary of Key Information — MFS Georgia Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.33%	0.33%

Total Annual Fund Operating Expenses	1.03%	1.78%
Fee Reductions and/or Expense Reimbursements [1]	(0.03)%	(0.03)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.00%	1.75%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	MFS has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that “Total Annual Fund Operating Expenses” do not exceed 1.00% of the fund’s average daily net assets annually for Class A shares, and 1.75% of the fund’s average daily net assets annually for Class B shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$572	$784	$1,014	$1,672
Class B Shares assuming redemption at end of period	$578	$857	$1,162	$1,895
no redemption	$178	$557	$962	$1,895

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Georgia. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Georgia.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Georgia, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

MFS Municipal Series Trust

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.44%. During the period(s) shown in the bar chart, the highest quarterly return was 6.91% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.62)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	10.76%	2.70%	4.65%
A Shares	10.18%	2.76%	4.75%
Returns After Taxes on Distributions
A Shares	10.14%	2.67%	4.70%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	8.24%	2.92%	4.71%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Maryland, but also considering capital appreciation.

Summary of Key Information — MFS Maryland Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.25%	0.25%

Total Annual Fund Operating Expenses	0.95%	1.70%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$567	$763	$976	$1,586
Class B Shares assuming redemption at end of period	$573	$836	$1,123	$1,810
no redemption	$173	$536	$923	$1,810

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Maryland. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Maryland.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Maryland, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

MFS Municipal Series Trust

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 3.69%. During the period(s) shown in the bar chart, the highest quarterly return was 7.51% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (5.24)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	13.58%	2.35%	4.46%
A Shares	12.79%	2.39%	4.48%
Returns After Taxes on Distributions
A Shares	12.79%	2.34%	4.45%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	9.99%	2.63%	4.50%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Massachusetts, but also considering capital appreciation.

Summary of Key Information — MFS Massachusetts Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)	4.75%		N/A
Imposed on Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	1.00	%#	4.00%
(as a percentage of original purchase price or redemption proceeds, whichever is less)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.17%	0.17%

Total Annual Fund Operating Expenses	0.87%	1.62%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$560	$739	$934	$1,497
Class B Shares assuming redemption at end of period	$565	$811	$1,081	$1,721
no redemption	$165	$511	$881	$1,721

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Massachusetts. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Massachusetts.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Massachusetts, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Non-Diversification Risk: The fund’s performance could be more volatile than the performance of more diversified funds.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

MFS Municipal Series Trust

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.99%. During the period(s) shown in the bar chart, the highest quarterly return was 7.76% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.79)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	13.37%	3.09%	4.94%
A Shares	12.64%	3.10%	4.95%
Returns After Taxes on Distributions
A Shares	12.50%	3.01%	4.90%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	9.93%	3.22%	4.89%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Mississippi, but also considering capital appreciation.

Summary of Key Information — MFS Mississippi Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)	4.75%		N/A
Imposed on Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.24%	0.24%

Total Annual Fund Operating Expenses	0.94%	1.69%
Fee Reductions and/or Expense Reimbursements [1]	(0.15)%	(0.23)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.79%	1.46%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee to 0.10% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011. In addition, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% of the fund’s average daily net assets annually Class B service fee. On assets attributable to all other Class B shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B service fee until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$552	$746	$956	$1,562
Class B Shares assuming redemption at end of period	$549	$810	$1,096	$1,779
no redemption	$149	$510	$896	$1,779

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Mississippi. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Mississippi.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Mississippi, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Non-Diversification Risk: The fund’s performance could be more volatile than the performance of more diversified funds.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

MFS Municipal Series Trust

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.80%. During the period(s) shown in the bar chart, the highest quarterly return was 6.60% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.37)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	8.83%	3.12%	4.72%
A Shares	8.25%	3.24%	4.87%
Returns After Taxes on Distributions
A Shares	8.25%	3.24%	4.87%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	6.91%	3.38%	4.85%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of New York, but also considering capital appreciation.

Summary of Key Information — MFS New York Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C
Maximum Sales Charge (Load)	4.75%		N/A	N/A
Imposed on Purchases (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.18%	0.18%	0.18%

Total Annual Fund Operating Expenses	0.88%	1.63%	1.63%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$561	$742	$939	$1,508
Class B Shares assuming redemption at end of period	$566	$814	$1,087	$1,732
no redemption	$166	$514	$887	$1,732
Class C Shares assuming redemption at end of period	$266	$514	$887	$1,933
no redemption	$166	$514	$887	$1,933

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of New York. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of New York.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in New York, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Non-Diversification Risk: The fund’s performance could be more volatile than the performance of more diversified funds.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

MFS Municipal Series Trust

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.89%. During the period(s) shown in the bar chart, the highest quarterly return was 7.23% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (4.53)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	12.06%	2.75%	4.70%
C Shares	15.14%	3.09%	4.56%
A Shares	11.44%	2.84%	4.85%
Returns After Taxes on Distributions
A Shares	11.43%	2.75%	4.80%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	9.03%	3.00%	4.81%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

MFS Municipal Series Trust

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of North Carolina, but also considering capital appreciation.

Summary of Key Information — MFS North Carolina Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A	N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.17%	0.17%	0.17%

Total Annual Fund Operating Expenses	0.87%	1.62%	1.62%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$560	$739	$934	$1,497
Class B Shares assuming redemption at end of period	$565	$811	$1,081	$1,721
no redemption	$165	$511	$881	$1,721
Class C Shares assuming redemption at end of period	$265	$511	$881	$1,922
no redemption	$165	$511	$881	$1,922

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of North Carolina. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of North Carolina.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in North Carolina, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Non-Diversification Risk: The fund’s performance could be more volatile than the performance of more diversified funds.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

MFS Municipal Series Trust

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.55%. During the period(s) shown in the bar chart, the highest quarterly return was 6.27% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.35)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	9.78%	2.81%	4.67%
C Shares	12.76%	3.15%	4.53%
A Shares	9.15%	2.83%	4.70%
Returns After Taxes on Distributions
A Shares	9.11%	2.77%	4.66%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	7.49%	2.99%	4.67%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

MFS Municipal Series Trust

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Pennsylvania, but also considering capital appreciation.

Summary of Key Information — MFS Pennsylvania Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.26%	0.26%

Total Annual Fund Operating Expenses	0.96%	1.71%
Fee Reductions and/or Expense Reimbursements [1]	(0.15)%	(0.14)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.81%	1.57%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee to 0.10% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011. In addition, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% of the fund’s average daily net assets annually Class B service fee. On assets attributable to all other Class B shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B service fee to 0.10% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$554	$752	$967	$1,584
Class B Shares assuming redemption at end of period	$560	$825	$1,115	$1,809
no redemption	$160	$525	$915	$1,809

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Pennsylvania. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Pennsylvania.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Pennsylvania, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

MFS Municipal Series Trust

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.93%. During the period(s) shown in the bar chart, the highest quarterly return was 6.97% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (4.72)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	11.58%	2.75%	4.82%
A Shares	10.96%	2.86%	4.98%
Returns After Taxes on Distributions
A Shares	10.96%	2.86%	4.98%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	8.75%	3.04%	4.94%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of South Carolina, but also considering capital appreciation.

Summary of Key Information — MFS South Carolina Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.20%	0.20%

Total Annual Fund Operating Expenses	0.90%	1.65%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$562	$748	$950	$1,530
Class B Shares assuming redemption at end of period	$568	$820	$1,097	$1,754
no redemption	$168	$520	$897	$1,754

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of South Carolina. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of South Carolina.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in South Carolina, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

MFS Municipal Series Trust

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.67%. During the period(s) shown in the bar chart, the highest quarterly return was 6.07% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (4.54)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	10.31%	2.59%	4.62%
A Shares	9.68%	2.61%	4.66%
Returns After Taxes on Distributions
A Shares	9.67%	2.60%	4.65%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	7.83%	2.82%	4.65%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Tennessee, but also considering capital appreciation.

Summary of Key Information — MFS Tennessee Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.21%	0.21%

Total Annual Fund Operating Expenses	0.91%	1.66%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$563	$751	$955	$1,541
Class B Shares assuming redemption at end of period	$569	$823	$1,102	$1,766
no redemption	$169	$523	$902	$1,766

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Tennessee. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Tennessee.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Tennessee, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

MFS Municipal Series Trust

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.80%. During the period(s) shown in the bar chart, the highest quarterly return was 6.48% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.54)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	10.27%	2.68%	4.58%
A Shares	9.64%	2.69%	4.63%
Returns After Taxes on Distributions
A Shares	9.54%	2.59%	4.56%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	7.84%	2.83%	4.58%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of Virginia, but also considering capital appreciation.

Summary of Key Information — MFS Virginia Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A	N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C
Management Fee	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Other Expenses	0.18%	0.18%	0.18%

Total Annual Fund Operating Expenses	0.88%	1.63%	1.63%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$561	$742	$939	$1,508
Class B Shares assuming redemption at end of period	$566	$814	$1,087	$1,732
no redemption	$166	$514	$887	$1,732
Class C Shares assuming redemption at end of period	$266	$514	$887	$1,933
no redemption	$166	$514	$887	$1,933

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of Virginia. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of Virginia.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in Virginia, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

MFS Municipal Series Trust

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 2.45%. During the period(s) shown in the bar chart, the highest quarterly return was 6.69% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.77)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	11.15%	2.89%	4.70%
C Shares	14.03%	3.23%	4.54%
A Shares	10.37%	2.89%	4.73%
Returns After Taxes on Distributions
A Shares	10.36%	2.84%	4.70%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	8.35%	3.06%	4.71%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of West Virginia, but also considering capital appreciation.

Summary of Key Information — MFS West Virginia Municipal Bond Fund

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 66 of the fund’s prospectus and “Waivers of Sales Charges” on page 28 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B
Management Fee	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.20%	0.20%

Total Annual Fund Operating Expenses	0.90%	1.65%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Municipal Series Trust

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$562	$748	$950	$1,530
Class B Shares assuming redemption at end of period	$568	$820	$1,097	$1,754
no redemption	$168	$520	$897	$1,754

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of West Virginia. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of the fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest the fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of the fund’s assets in municipal issuers of West Virginia.

The fund is a non-diversified fund. This means that MFS may invest a relatively large percentage of the fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Geographic Focus Risk: The fund’s performance will be closely tied to the economic and political conditions in West Virginia, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state.

Non-Diversification Risk: The fund’s performance could be more volatile than the performance of more diversified funds.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

MFS Municipal Series Trust

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 3.04%. During the period(s) shown in the bar chart, the highest quarterly return was 6.89% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (5.24)% (for the calendar quarter ended September 30, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	8.36%	2.10%	4.27%
A Shares	7.80%	2.11%	4.31%
Returns After Taxes on Distributions
A Shares	7.78%	2.05%	4.28%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	6.50%	2.37%	4.34%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Michael L. Dawson	1999	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

MFS Municipal Series Trust

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

MFS Municipal Series Trust

Investment Objective, Strategies, and Risks

Investment Objective

Each fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax and personal income tax, if any, of the named state, but also considering capital appreciation. Each fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

Each fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax and personal income tax, if any, of the named state. This policy may not be changed without shareholder approval. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS normally invests each fund’s assets primarily in municipal instruments.

MFS may invest 25% or more of each fund’s assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water or sewers. Municipal instruments whose interest is exempt from federal and state personal income tax include instruments issued by U.S. territories and possessions (such as Puerto Rico) and their political subdivisions and public corporations. Although MFS seeks to invest each fund’s assets in municipal instruments whose interest is exempt from federal and state personal income tax, MFS may also invest in taxable instruments.

MFS primarily invests each fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS invests a large percentage of each fund’s assets in municipal issuers of the named state.

The MFS Arkansas, Massachusetts, Mississippi, New York, North Carolina, and West Virginia Funds are each non-diversified funds. This means that MFS may invest a relatively large percentage of each such fund’s assets in a single issuer or a small number of issuers.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for each fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Investment Types

The principal investment types in which the fund may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are debt instruments of less than investment grade quality.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

The yield and share price of a fund will change daily based on changes in interest rates and market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in a fund. An investment in a fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in each fund are:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular

MFS Municipal Series Trust

type of instrument, issuer, or borrower, and changes in general market, economic, political, regulatory, geopolitical, and other conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer’s pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made.

Lower quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Geographic Focus Risk: Each fund’s performance will be closely tied to the issuer, market, economic, industry, political, regulatory, and geopolitical conditions in its namesake state, and can be more volatile than the performance of a more geographically diversified fund. These conditions may include constitutional or statutory limits on an issuer’s ability to raise revenues or increase taxes, anticipated or actual budget deficits or other financial difficulties, or changes in the credit quality of municipal issuers in the state. The principal factors affecting each state are as follows:

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Alabama: Alabama’s economy relies in part on the automobile, aerospace, electronics, fabricated metals, transportation and forest products industries, all of which may be affected by cyclical changes. While average per capita income of Alabama residents has improved in recent years, certain areas of Alabama are among the poorest in the nation.

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Arkansas: While the Arkansas economy continues to diversify, it is sensitive to cyclical changes in various industries, such as food processing, lumber and wood products, mineral production, manufacturing, and tourism. The production and wealth prospects of Arkansas could be adversely affected if consumer confidence declines. It is expected that the State’s personal income, wage and salary employment, and net revenues will decline in 2010.

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California: The budgets of the State of California, as well as those of some of its political subdivisions, are beset by major structural imbalances. Voter-passed initiatives limit the ability of government to raise additional revenues, particularly with respect to real property taxes. California is thus overly reliant on income tax revenues which are typically hard hit in a recession, and have been particularly negatively impacted in the current national recession. The ability to cut expenditures is, at the same time, limited, as the State and local governments are constitutionally required to guarantee a minimum level of spending on certain governmental programs, including most materially, on public education. As of June, 2010, the S&P rating of California’s general obligation bonds was “A-,” Moody’s rating was “A1” and Fitch’s rating was “A-”.

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Florida: Unlike most states, Florida does not impose an individual income tax on its residents. Florida’s economy is heavily dependent on the tourism, agriculture and construction industries. South Florida is susceptible to economic difficulties from international trade and currency imbalances. North and Central Florida are impacted by damage to agriculture, especially the citrus and sugar industries. The massive Deepwater Horizon oil spill threatens to impact Florida’s long coastline on the Gulf of Mexico and, to a lesser extent, the Atlantic shoreline. With Florida’s dependence on tourism and the fishing industry, it is impossible to predict what impact the oil spill will have on Florida’s economy and State revenue.

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Georgia: Because Georgia’s economy relies on trade, transportation and utilities, professional and business services, education and health services, leisure and hospitality, and manufacturing, it has been affected by the national economic recession. Specifically, the State’s economy has been negatively impacted by the national decline in the value of real estate, turmoil in the financial markets, rising unemployment and the subsequent slowdown in consumer spending. As a result, Georgia has experienced a decrease in tax revenues and a reduction in personal income. The State’s per capita income in 2009 is ranked 39th in the country.

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Maryland: In 2008, according to U.S. Department of Commerce statistics, average per capita personal income of Maryland residents ranked as the sixth (6th) highest in the nation. However, with respect to such personal income, Maryland is more reliant on the service and government sectors than the nation as a whole, while the manufacturing sector is much less significant in Maryland than nationwide. Therefore, a significant downturn in either the government or service sectors would have heightened impact on Maryland personal income, as a whole, and the taxes assessed thereon or related thereto.

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Massachusetts: The Commonwealth’s technology, financial services or health care industries could experience a downturn or fail to develop as expected, hurting the local economy. A prolonged increase in unemployment, such as the Commonwealth has recently experienced, or a continued decline in the local and national economy could result in decreased tax revenues. Deterioration in the Commonwealth’s fiscal projections, as a result of reduced reimbursements from the federal government, decreased tax revenues or increased expenditures from transportation, health care or pension related obligations, could result in a downgrade of the Commonwealth’s credit rating or the ratings of authorities or agencies of the Commonwealth. Such events could also require the Commonwealth to issue additional debt to finance operations.

MFS Municipal Series Trust

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Mississippi: Because Mississippi’s economy relies heavily on the manufacturing, gaming and service industries and is sensitive to trends in those industries, its economy has been affected by the current national recession and could be adversely affected by the Deepwater Horizon oil spill in the Gulf of Mexico. Hurricane Katrina related reconstruction and several major projects have stabilized commercial construction employment, and state spending continues to be bolstered by over $4 billion of federal funds available for Hurricane Katrina rebuilding projects and $2.8 billion of federal stimulus funds. Mississippi’s economy still ranks among the last of the states in per capita income.

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New York: New York City and certain localities outside New York City have experienced financial problems; continuation of these problems could affect the overall fiscal health of New York State. In addition, financial market declines pose a particularly large degree of uncertainty for New York due to the importance of the finance industry to the State’s economy. Furthermore, New York State, though its broad economic base generally supports such use, has relied on bond financing to a more extensive degree than almost any other State in the nation.

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North Carolina: North Carolina has seen significant growth over the past twenty-five years, including increases in population, labor force, and per capita income. Nonetheless, it remains primarily a rural state. North Carolina’s economy consists of a combination of services, industry, agriculture, trade, and tourism. In 2008 and 2009, the State experienced significant revenue declines as a result of the recession as well as unemployment levels higher than the national average.

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Pennsylvania: Contrary to popular belief, over 87% of total employment in the Commonwealth of Pennsylvania is in the non-manufacturing sector. Thus, Pennsylvania’s economy may be disproportionately affected by economic downturns in non-manufacturing industries. Notwithstanding the foregoing, certain areas within the Commonwealth are more heavily reliant on a manufacturing economy, and have high unemployment rates and relatively low bond ratings, even though Pennsylvania’s employment rate and bond ratings are generally on par with, to slightly better than, the national median.

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South Carolina: South Carolina relies heavily on manufacturing, still largely related to the textile industry. Accordingly, the State’s manufacturing economy remains vulnerable to cycles. The State also has initiated an ambitious property tax relief program, though the funding level is determined annually.

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Tennessee: The Tennessee economy is finally starting to show signs of movement away from the recession that began in December of 2007, however prospects for recovery in the State, as for the nation, remain uncertain in the current economic climate. The sales tax is Tennessee’s most important source of revenue as the State does not impose an income tax on personal income. The State also relies largely on revenue from agriculture and manufacturing, both of which are sensitive to the strength of the economy as a whole. Tennessee’s economic growth has slowed since 1998 and has fallen behind the rate of economic growth for the nation.

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Virginia: In Virginia, the major sources of personal income were the service industry, state and local government, the wholesale and retail trade industry, the finance, insurance and real estate industry, civilian federal government, the manufacturing industry, the construction industry and military federal government. From 1998 through 2009, the percentage of unemployment in Virginia has been less than the national unemployment rate.

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West Virginia: West Virginia’s economic indicators are typically below national averages. Although the State’s economy continues to diversify, it is sensitive to trends in various industries such as mineral production, manufacturing, and tourism.

Non-Diversification Risk: Because MFS may invest a relatively large percentage of the assets of the MFS Arkansas, Massachusetts, Mississippi, New York, North Carolina, and West Virginia Funds in a single issuer or small number of issuers, the performance of these funds could be closely tied to the value of that one issuer or issuers, and could be more volatile than the performance of more diversified funds.

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds and certain derivatives, and municipal housing bonds, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be called or repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, market and economic conditions, issuer, industry-specific and other conditions. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be

MFS Municipal Series Trust

complex instruments and can involve analysis and processing that differs from that required for other investment types used by each fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to each fund. Leverage can cause increased volatility by magnifying gains or losses.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in each fund underperforming other funds with similar investment strategies and/or underperforming the markets in which each fund invests.

Other Investment Strategies and Risks

Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing each fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Strategy: In response to adverse market, economic, political, or other conditions, MFS may depart from each fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies, Types, and Risks: Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser

MFS, located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for each fund. Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing each fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between each fund and MFS.

For the fiscal year ended March 31, 2010, each fund paid MFS an effective management fee equal to 0.45% of each fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.45% annually of each fund’s average daily net assets.

MFS has agreed in writing to bear each fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that “Total Annual Fund Operating Expenses” do not exceed the following percentages of average daily net assets annually for each of the following funds and classes:

	CLASS A	CLASS B	CLASS C
MFS Alabama Municipal Bond Fund	0.93%	1.68%	N/A
MFS Georgia Municipal Bond Fund	1.00%	1.75%	N/A
MFS Maryland Municipal Bond Fund	0.95%	1.70%	N/A
MFS New York Municipal Bond Fund	0.90%	1.65%	1.65%
MFS North Carolina Municipal Bond Fund	0.93%	1.68%	1.68%
MFS South Carolina Municipal Bond Fund	0.91%	1.66%	N/A
MFS Tennessee Municipal Bond Fund	0.94%	1.69%	N/A
MFS Virginia Municipal Bond Fund	0.89%	1.64%	1.64%
MFS West Virginia Municipal Bond Fund	0.90%	1.65%	N/A

These written agreements will continue until modified by a vote of each fund’s Board of Trustees, but such agreements will continue until at least July 31, 2011.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in each fund’s semiannual report for the six-month period that ends September 30, 2009.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $180 billion as of June 30, 2010.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

In addition, by clicking on a fund name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	APPROXIMATE DATE OF POSTING TO WEB SITE
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions. If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

MFS Municipal Series Trust

Portfolio Manager(s)

Information regarding the portfolio manager(s) of each fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Michael L. Dawson	Portfolio Manager	Employed in the investment area of MFS since 1998

Administrator

MFS provides each fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between each fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, is the distributor of shares of each fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of each fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

Description of Share Classes

Each fund offers Class A and Class B shares through this prospectus. In addition, the California, New York, North Carolina, and Virginia funds offer Class C shares through this prospectus. All classes of a fund have the same investment objective and investments, but each class has its own sales charge and expense structure. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., asset-based fee programs available through certain financial intermediaries). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions are not available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A Shares. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge).

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

*	Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A shares without an initial sales charge when you invest $1 million or more in Class A shares. However, for such shares purchased on or after September 1, 2008, for purchasers other than eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level (“Employer Retirement Plans”), a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 24 months of your purchase.

Class B Shares. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

Class C Shares. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

Sales Charge Waivers or Reductions. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

MFS Municipal Series Trust

INVESTMENTS ELIGIBLE FOR:
Program	WAIVED INITIAL SALES CHARGE	REDUCED INITIAL SALES CHARGE	WAIVED CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program	X
Other Sales Charge Waivers	X		X

*	Investments under the Automatic Exchange Plan or certain other exchanges may be subject to a sales charge in certain cases.
**	Not available for Class A shares and limited for Class B and Class C shares.

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Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

To establish an LOI, complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

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Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

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Linking Accounts For LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA include:

•	Individual accounts;

•	Joint accounts;

•	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•	MFS 529 College Savings Plan accounts;

•	Certain single-participant retirement plan accounts;

•	Certain Individual Retirement Accounts;

•	Uniform Gifts/Transfers to Minor Acts accounts; and

•	Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

In order to link such accounts, the broker/dealer at the time of your current purchase for an ROA or at the time of the establishment of an LOI must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined for purposes of an LOI or ROA:

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Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser); or

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Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase for an ROA or is different than the broker/dealer at the time of the establishment of the LOI.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

Special Note for LOI or ROA eligible accounts linked prior to May 1, 2006. Any ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under an ROA. In addition, with respect to an LOI or ROA eligible accounts linked prior to May 1, 2006, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

MFS Municipal Series Trust

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Automatic Exchange Plan. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

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Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, and Class C shares. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 3, 2007 with respect to Class B shares, or January 2, 2008 with respect to Class C shares, whichever is later). The applicable CDSC will be prorated across all of your payments taken in the one year period. For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

•	Distribution Reinvestment. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

•	Distribution Investment Program. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

Calculation Of CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Distribution and Service Fees

Each fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, each fund pays distribution and/or service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, and/or shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	MAXIMUM DISTRIBUTION FEE	MAXIMUM SERVICE FEE	MAXIMUM TOTAL DISTRIBUTION AND SERVICE FEE
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

For the MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, and MFS Pennsylvania Municipal Bond Fund:

Each fund’s distributor, MFD, has agreed in writing to waive the Class A service fee to 0.10% of each fund’s average daily net assets annually until modified by a vote of each fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011. In addition, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% of each fund’s average daily net assets annually Class B service fee. On assets attributable to all other Class B shares, each fund’s distributor, MFD, has agreed in writing to waive the Class B service fee to 0.10% of each fund’s average daily net assets annually until modified by a vote of each fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

For the MFS Florida Municipal Bond Fund:

The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011. In addition, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% of the fund’s average daily net assets annually Class B service fee. On assets attributable to all other Class B shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B service fee until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

For the MFS Mississippi Municipal Bond Fund:

The fund’s distributor, MFD, has agreed in writing to waive the Class A service fee to 0.10% of the fund’s average daily net assets annually until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011. In addition, for one year from the date of sale of Class B shares, assets attributable to such Class B shares are subject to the 0.25% of the fund’s average daily net assets annually Class B service fee. On assets attributable to all other Class B shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B service fee until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

Financial Intermediary Compensation

The term “financial intermediary” includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or any of their affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders

MFS Municipal Series Trust

and Distribution Plan distribution and service payments received by MFD from each fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from each fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

Financial intermediaries may receive up-front commissions of up to the following percentage amounts for sales of the following share classes:

SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A	4.75%
Class B	3.75%
Class C	1.00%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund’s prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC (Securities and Exchange Commission) and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of an MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

How To Purchase, Redeem, and Exchange Shares

You may purchase, redeem, and exchange shares of each fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form (and accepted by MFSC with respect to telephone purchase orders). Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations.

Each fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. Each fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Each fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund will not be able to open your account. Each fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group or sponsored retirement plans.

You may have your financial intermediary process your subsequent purchases or you may contact MFS directly.

MFS Municipal Series Trust

Additional Purchases

•	Additional Purchases Directly Through MFSC.

•	Mail. You may purchase additional shares by mailing a check with your investment instructions to MFSC.

•	Telephone. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

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Internet. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

•	Wire. To purchase additional shares by wire, call MFSC for instructions.

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Automatic Investment Plan. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

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Additional Purchases Through Your Financial Intermediary. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form (and accepted by MFSC with respect to telephone redemptions), minus any applicable CDSC and/or other fees. Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a signature guarantee may be required.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange (the “NYSE”) is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

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Mail. To redeem shares by mail, you can send a letter, or the applicable redemption form, to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed. MFSC currently charges a fee to send your proceeds via overnight mail.

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Telephone. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. MFSC currently charges a fee to send your proceeds via overnight mail. You can also call MFSC to have shares redeemed from your account and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds sent to your bank account. Telephone redemptions are not available for all accounts.

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Internet. If a signature guarantee is not required, you can have shares redeemed from your account via the Internet at MFS.com (MFS Access) and the proceeds mailed to the address of record on the account. You can also have shares redeemed from your account via MFS Access and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service. Internet redemptions are not available for all accounts.

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Systematic Withdrawal Plan. For Class A, Class B, and Class C shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

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Checkwriting. You may redeem your Class A and Class C shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting is not available for all accounts.

Redeeming Through Your Financial Intermediary. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

MFS Municipal Series Trust

Share Certificates. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Redemptions In Kind. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund may pay the redemption amount above such threshold by a distribution in kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

You can exchange your Class A shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund, if available, according to the terms of such fund’s prospectus.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and the MFS funds’ policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

Other Considerations

Frequent Trading

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Right to Reject or Restrict Purchase and Exchange Orders. The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

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General Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

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Specific Purchase and Exchange Limitation Policies. MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations). MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $6,000 from the fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

MFS Municipal Series Trust

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Financial Intermediary Purchase and Exchange Limitations. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies.

Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such financial intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

With respect to omnibus accounts that provide MFSC with underlying shareholder data daily, MFSC will apply the two exchange limit directly to underlying shareholders. For all other accounts which MFSC determines are omnibus accounts, MFSC will apply the two exchange limit to the omnibus account itself. Applying the two exchange limit to the omnibus account itself will not necessarily detect violations of the two exchange limit by underlying shareholders. If the financial intermediary associated with an omnibus account that has triggered the two exchange limit demonstrates to MFSC, as determined in MFSC’s sole discretion, that no single underlying shareholder triggered the two exchange limit, then MFSC will remove any restrictions, rejections or cancellations imposed on the account. If the financial intermediary demonstrates to MFSC that a single underlying shareholder triggered the two exchange limit and that the financial intermediary itself will apply applicable restrictions, rejections or cancellations to that underlying shareholder, MFSC will likewise remove any restrictions, rejections or cancellations imposed on the omnibus account. Otherwise, MFSC will continue to apply the two exchange limit to the omnibus account.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading. Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policies, may permit transactions not permitted by the fund’s purchase and exchange limitation policies, including transactions in excess of the two exchange limit, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policies. You should consult your financial intermediary about any restrictions it imposes on frequent trading.

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Limitations on the Ability to Detect and Curtail Frequent Trading Practices. There is no assurance that MFSC will be able to detect or prevent frequent trading. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence. Any or all of these parameters (including those not listed) may change at any time. If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders among other factors. MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries. There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

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Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

MFS Municipal Series Trust

Unauthorized Transactions. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.

Ability to contact MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions. Federal law requires each fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. Each fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

Other Information

Valuation

The price of each class of each fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and each fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when each fund does not price its shares, the value of the fund’s assets will likely change when you will not be able to purchase or redeem shares.

To determine net asset value, each fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of each fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under each fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. These valuations can be based on both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

Each fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•	Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

•	Dividend distributions in cash; capital gain distributions reinvested in additional shares;

•	Dividend and capital gain distributions in cash; or

•	Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

MFS Municipal Series Trust

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund will have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of a fund held through tax-exempt retirement plans.

Each fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends; ordinary dividends; and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (Each fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

A fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

The Form 1099 that is mailed to you early each year details your distributions from the fund and how they are treated for federal tax purposes.

State Tax Considerations. As long as the fund qualifies for treatment as a regulated investment company, it will not need to pay Massachusetts income or corporate excise tax.

The following discussion of state income tax considerations is very general and is directed at shareholders who are residents of the named state. Your distributions from the fund, including exempt-interest dividends, will generally be subject to state income tax if you live in a state other than the state to which the fund is targeted. In order for any portion of a fund’s distributions to be exempt from state personal income tax in certain states, the fund and its investments must meet certain requirements that vary by state. You are urged to consult your tax adviser regarding the effect that an investment in the fund may have on your particular tax situation.

•

Alabama: For Alabama personal income tax purposes, distributions derived from interest on municipal instruments of Alabama issuers and from interest on qualifying obligations issued by the United States and its agencies, instrumentalities, territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Alabama personal income tax.

•

Arkansas: For Arkansas personal income tax purposes, distributions derived from interest on municipal instruments of Arkansas issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Arkansas personal income tax.

•

California: For California personal income tax purposes, distributions derived from interest on: (i) municipal obligations of California issuers, and (ii) qualifying obligations issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to California personal income tax.

•	Florida: Florida does not impose an individual income tax on Florida residents.

•

Georgia: For Georgia personal income tax purposes, distributions derived from interest on municipal instruments of Georgia issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Georgia personal income tax.

•

Maryland: For Maryland personal income tax purposes, distributions derived from interest on: (i) municipal obligations of Maryland issuers, and (ii) qualifying obligations issued by the United States, its agencies and authorities and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Maryland personal income tax to the extent derived from municipal obligations of Maryland issuers and qualifying obligations issued by the United States, its agencies and authorities. All other distributions may be taxable for Maryland personal income tax purposes.

•

Massachusetts: For Massachusetts personal income tax purposes, distributions derived from interest on municipal instruments of Massachusetts issuers as well as any interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Massachusetts personal income tax; however, distributions that are federally taxable as long-term capital gains are generally exempt from Massachusetts personal income tax to the extent derived from municipal instruments of certain Massachusetts issuers.

•

Mississippi: For Mississippi personal income tax purposes, distributions derived from interest on municipal instruments of Mississippi issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Mississippi personal income tax.

MFS Municipal Series Trust

•

New York: For New York personal income tax purposes, distributions derived from interest on: (i) municipal obligations of New York issuers, and (ii) qualifying obligations issued by certain United States territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to New York personal income tax.

•

North Carolina: For North Carolina personal income tax purposes, distributions derived from interest on municipal instruments of North Carolina issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally taxable for North Carolina personal income tax purposes except to the extent derived from certain instruments specifically exempted by statute. All other distributions may be taxable for North Carolina personal income tax purposes.

•

Pennsylvania: For Pennsylvania personal income tax purposes, distributions (which are treated for these purposes as dividends) derived from interest on municipal obligations of Pennsylvania issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions (which are treated for these purposes as dividends) that are federally taxable as ordinary income or capital gains are generally subject to Pennsylvania personal income tax.

•

South Carolina: For South Carolina personal income tax purposes, distributions derived from interest on municipal instruments of South Carolina issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to South Carolina personal income tax.

•

Tennessee: For Tennessee personal income tax purposes, distributions derived from interest on municipal instruments of Tennessee issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Tennessee personal income tax to the extent derived from municipal instruments of Tennessee issuers or qualifying securities issued by the United States or its territories and possessions. All other distributions may be taxable for Tennessee personal income tax purposes.

•

Virginia: For Virginia personal income tax purposes, distributions derived from interest on municipal instruments of Virginia issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as capital gains are generally exempt from Virginia personal income tax to the extent derived from municipal instruments of Virginia issuers or qualifying securities issued by the United States or its territories and possessions. All other distributions may be taxable for Virginia personal income tax purposes.

•

West Virginia: For West Virginia personal income tax purposes, distributions derived from interest on municipal instruments of West Virginia issuers and from interest on qualifying securities issued by the United States and its territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to West Virginia personal income tax.

Provision of Annual and Semiannual Reports and Prospectuses

Each fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

Additional Information on Fees and Expenses and Performance

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on expenses reported during each fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. For the MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, and MFS Pennsylvania Municipal Bond Fund, they have been adjusted to reflect annualized expenses and certain current fee arrangements, but have not been adjusted to reflect each fund’s current asset size. For all other state funds, they have been adjusted to reflect annualized expenses, but have not been adjusted to reflect each fund’s current asset size. The fund’s annual operating expenses will likely vary from year to year. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease.

In each “Example,” dividends and other distributions are assumed to be reinvested, and, with respect to Class B shares, years nine and ten reflect Class A expenses because Class B shares convert to Class A shares approximately eight years after purchase.

In addition, for the MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, and MFS Pennsylvania Municipal Bond Fund, the fund’s total operating expenses are assumed to be the fund’s “Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursement” for the period during which any written fee reductions and/or expense reimbursements are expected to continue.

Performance Information

All performance information shown in the “Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Municipal Series Trust

Each “Bar Chart” shows changes over time in the annual total return of each fund’s Class A shares for the past ten calendar years, and assumes the reinvestment of distributions. The returns of each fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

Each fund’s “Performance Table” shows how the average annual total returns of each class of shares of each fund, before the deduction of taxes, compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for each fund’s Class A shares, the table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown. Class B shares of each fund convert to Class A shares approximately eight years after purchase; therefore, returns for the period after conversion reflect the performance of Class A shares.

The MFS New York Municipal Bond Fund commenced investment operations on June 6, 1988, with the offering of Class A shares, and subsequently offered Class B shares on September 7, 1993, and Class C shares on December 11, 2000. Performance for the fund’s Class C shares includes the performance of the fund’s Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

MFS Municipal Series Trust

Financial Highlights

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or, if shorter, the period of the fund’s operation). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by each fund’s independent registered public accounting firm, whose report, together with each fund’s financial statements, are included in the fund’s Annual Report to shareholders. Each fund’s Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. Each fund’s independent registered public accounting firm is Deloitte & Touche LLP.

MFS Municipal Series Trust

MFS Alabama Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.60	$10.17	$10.45	$10.47		$10.62

Income (loss) from investment operations
Net investment income (d)	$0.44	$0.43	$0.48	$0.49	(z)	$0.46
Net realized and unrealized gain (loss) on investments	0.72	(0.50)	(0.28)	(0.01	)(z)	(0.15)

Total from investment operations	$1.16	$(0.07)	$0.20	$0.48		$0.31

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.44)	$(0.46)	$(0.45)		$(0.46)
From net realized gain on investments	(0.09)	(0.06)	(0.02)	(0.05)		—

Total distributions declared to shareholders	$(0.51)	$(0.50)	$(0.48)	$(0.50)		$(0.46)

Net asset value, end of period	$10.25	$9.60	$10.17	$10.45		$10.47

Total return (%) (r)(s)(t)	12.25	(0.59)	2.03	4.66		2.97

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.97	1.01	1.34	1.40		1.33
Expenses after expense reductions (f)	0.93	0.84	1.09	1.15		1.08
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.80	0.82	0.86		0.87
Net investment income	4.33	4.36	4.67	4.70	(z)	4.37
Portfolio turnover	27	35	17	9		9
Net assets at end of period (000 omitted)	$78,842	$68,320	$71,315	$73,560		$74,204
MFS Alabama Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.60	$10.17	$10.45	$10.47		$10.62

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.36	$0.40	$0.41	(z)	$0.38
Net realized and unrealized gain (loss) on investments	0.72	(0.50)	(0.27)	(0.01	)(z)	(0.15)

Total from investment operations	$1.08	$(0.14)	$0.13	$0.40		$0.23

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.37)	$(0.39)	$(0.37)		$(0.38)
From net realized gain on investments	(0.09)	(0.06)	(0.02)	(0.05)		—

Total distributions declared to shareholders	$(0.44)	$(0.43)	$(0.41)	$(0.42)		$(0.38)

Net asset value, end of period	$10.24	$9.60	$10.17	$10.45		$10.47

Total return (%) (r)(s)(t)	11.31	(1.34)	1.27	3.88		2.20

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.76	2.09	2.15		2.08
Expenses after expense reductions (f)	1.68	1.58	1.84	1.90		1.83
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.55	1.57	1.61		1.62
Net investment income	3.60	3.62	3.92	3.93	(z)	3.61
Portfolio turnover	27	35	17	9		9
Net assets at end of period (000 omitted)	$5,477	$6,884	$8,555	$10,421		$13,443

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.21% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Arkansas Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.43	$9.80	$10.08	$10.04		$10.17

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.43	$0.46	$0.50	(z)	$0.45
Net realized and unrealized gain (loss) on investments	0.53	(0.29)	(0.25)	(0.01	)(z)	(0.13)

Total from investment operations	$0.95	$0.14	$0.21	$0.49		$0.32

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.43)	$(0.47)	$(0.45)		$(0.45)
From net realized gain on investments	(0.02)	(0.08)	(0.02)	—		—

Total distributions declared to shareholders	$(0.43)	$(0.51)	$(0.49)	$(0.45)		$(0.45)

Net asset value, end of period	$9.95	$9.43	$9.80	$10.08		$10.04

Total return (%) (r)(s)(t)	10.17	1.61	2.07	5.02		3.17

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.84	0.83	1.06	1.14		1.10
Expenses after expense reductions (f)	0.74	0.66	0.81	0.89		0.85
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.60	0.60	0.66		0.67
Net investment income	4.32	4.48	4.60	4.98	(z)	4.45
Portfolio turnover	9	23	9	10		10
Net assets at end of period (000 omitted)	$179,094	$141,100	$138,938	$127,477		$122,067

MFS Arkansas Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.44	$9.81	$10.09	$10.05		$10.18

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.35	$0.38	$0.43	(z)	$0.38
Net realized and unrealized gain (loss) on investments	0.52	(0.28)	(0.25)	(0.01	)(z)	(0.14)

Total from investment operations	$0.87	$0.07	$0.13	$0.42		$0.24

Less distributions declared to shareholders
From net investment income	$(0.33)	$(0.36)	$(0.39)	$(0.38)		$(0.37)
From net realized gain on investments	(0.02)	(0.08)	(0.02)	—		—

Total distributions declared to shareholders	$(0.35)	$(0.44)	$(0.41)	$(0.38)		$(0.37)

Net asset value, end of period	$9.96	$9.44	$9.81	$10.09		$10.05

Total return (%) (r)(s)(t)	9.30	0.85	1.30	4.21		2.39

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.59	1.59	1.81	1.91		1.87
Expenses after expense reductions (f)	1.52	1.42	1.56	1.66		1.62
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.35	1.36	1.43		1.44
Net investment income	3.53	3.71	3.86	4.21	(z)	3.68
Portfolio turnover	9	23	9	10		10
Net assets at end of period (000 omitted)	$8,129	$6,111	$6,727	$8,992		$10,648

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.30% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS California Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$5.15	$5.56	$5.88	$5.84		$5.88

Income (loss) from investment operations
Net investment income (d)	$0.26	$0.27	$0.26	$0.27	(z)	$0.28
Net realized and unrealized gain (loss) on investments	0.41	(0.42)	(0.32)	0.03	(z)	(0.03)

Total from investment operations	$0.67	$(0.15)	$(0.06)	$0.30		$0.25

Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.26)	$(0.26)	$(0.26)		$(0.28)
From net realized gain on investments	—	—	—	—		(0.01)

Total distributions declared to shareholders	$(0.26)	$(0.26)	$(0.26)	$(0.26)		$(0.29)

Net asset value, end of period	$5.56	$5.15	$5.56	$5.88		$5.84

Total return (%) (r)(s)(t)	13.11	(2.66)	(1.05)	5.30		4.22

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.81	0.99	1.11		1.09
Expenses after expense reductions (f)	0.71	0.63	0.74	0.86		0.84
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.56	0.55	0.60		0.63
Net investment income	4.78	5.05	4.46	4.66	(z)	4.69
Portfolio turnover	31	27	30	16		9
Net assets at end of period (000 omitted)	$324,093	$291,509	$339,099	$366,861		$291,656

MFS California Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$5.15	$5.56	$5.88	$5.84		$5.88

Income (loss) from investment operations
Net investment income (d)	$0.22	$0.23	$0.21	$0.23	(z)	$0.23
Net realized and unrealized gain (loss) on investments	0.41	(0.42)	(0.31)	0.03	(z)	(0.03)

Total from investment operations	$0.63	$(0.19)	$(0.10)	$0.26		$0.20

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.22)	$(0.22)		$(0.23)
From net realized gain on investments	—	—	—	—		(0.01)

Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.22)	$(0.22)		$(0.24)

Net asset value, end of period	$5.57	$5.15	$5.56	$5.88		$5.84

Total return (%) (r)(s)(t)	12.47	(3.39)	(1.80)	4.51		3.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.56	1.57	1.75	1.88		1.85
Expenses after expense reductions (f)	1.47	1.39	1.50	1.62		1.60
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.32	1.31	1.37		1.39
Net investment income	4.03	4.29	3.70	3.91	(z)	3.94
Portfolio turnover	31	27	30	16		9
Net assets at end of period (000 omitted)	$13,866	$19,477	$31,239	$47,127		$58,338

MFS Municipal Series Trust

MFS California Municipal Bond Fund – Class C

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$5.16	$5.58	$5.90	$5.86		$5.90

Income (loss) from investment operations
Net investment income (d)	$0.21	$0.22	$0.20	$0.22	(z)	$0.23
Net realized and unrealized gain (loss) on investments	0.42	(0.42)	(0.31)	0.03	(z)	(0.04)

Total from investment operations	$0.63	$(0.20)	$(0.11)	$0.25		$0.19

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.21)	$(0.21)		$(0.22)
From net realized gain on investments	—	—	—	—		(0.01)

Total distributions declared to shareholders	$(0.21)	$(0.22)	$(0.21)	$(0.21)		$(0.23)

Net asset value, end of period	$5.58	$5.16	$5.58	$5.90		$5.86

Total return (%) (r)(s)(t)	12.27	(3.70)	(1.93)	4.36		3.29

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.70	1.89	2.01		1.99
Expenses after expense reductions (f)	1.60	1.53	1.64	1.76		1.74
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.46	1.45	1.50		1.53
Net investment income	3.85	4.14	3.55	3.77	(z)	3.79
Portfolio turnover	31	27	30	16		9
Net assets at end of period (000 omitted)	$37,810	$29,480	$27,862	$30,492		$29,880

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of less than $0.01 per share to net investment income, a decrease of less than $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Florida Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$8.91	$9.64	$10.09	$10.05		$10.09

Income (loss) from investment operations
Net investment income (d)	$0.44	$0.44	$0.46	$0.46	(z)	$0.45
Net realized and unrealized gain (loss) on investments	0.66	(0.71)	(0.47)	0.02	(z)	(0.04)

Total from investment operations	$1.10	$(0.27)	$(0.01)	$0.48		$0.41

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.44)	$(0.44)	$(0.44)		$(0.45)
From net realized gain on investments	—	(0.02)	—	—		—

Total distributions declared to shareholders	$(0.43)	$(0.46)	$(0.44)	$(0.44)		$(0.45)

Net asset value, end of period	$9.58	$8.91	$9.64	$10.09		$10.05

Total return (%) (r)(s)(t)	12.58	(2.84)	(0.08)	4.92		4.14

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.80	1.16	1.19		1.11
Expenses after expense reductions (f)	0.83	0.63	0.91	0.94		0.86
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	0.61	0.64		0.64
Net investment income	4.67	4.82	4.60	4.53	(z)	4.46
Portfolio turnover	5	34	7	9		17
Net assets at end of period (000 omitted)	$46,440	$43,401	$51,504	$63,590		$70,402

MFS Florida Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$8.92	$9.65	$10.09	$10.05		$10.09

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.37	$0.38	$0.38	(z)	$0.38
Net realized and unrealized gain (loss) on investments	0.65	(0.71)	(0.45)	0.03	(z)	(0.04)

Total from investment operations	$1.02	$(0.34)	$(0.07)	$0.41		$0.34

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.37)	$(0.37)	$(0.37)		$(0.38)
From net realized gain on investments	—	(0.02)	—	—		—

Total distributions declared to shareholders	$(0.36)	$(0.39)	$(0.37)	$(0.37)		$(0.38)

Net asset value, end of period	$9.58	$8.92	$9.65	$10.09		$10.05

Total return (%) (r)(s)(t)	11.60	(3.59)	(0.73)	4.12		3.35

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.57	1.92	1.96		1.87
Expenses after expense reductions (f)	1.60	1.39	1.67	1.71		1.62
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	N/A	1.37	1.40		1.40
Net investment income	3.90	4.03	3.85	3.77	(z)	3.70
Portfolio turnover	5	34	7	9		17
Net assets at end of period (000 omitted)	$4,124	$4,981	$7,497	$10,906		$14,970

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.06% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Georgia Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.99	$10.64	$10.83	$10.80		$10.99

Income (loss) from investment operations
Net investment income (d)	$0.45	$0.47	$0.46	$0.47	(z)	$0.46
Net realized and unrealized gain (loss) on investments	0.62	(0.48)	(0.20)	0.01	(z)	(0.18)

Total from investment operations	$1.07	$(0.01)	$0.26	$0.48		$0.28

Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.44)	$(0.45)	$(0.45)		$(0.47)
From net realized gain on investments	(0.03)	(0.20)	—	—		—

Total distributions declared to shareholders	$(0.47)	$(0.64)	$(0.45)	$(0.45)		$(0.47)

Net asset value, end of period	$10.59	$9.99	$10.64	$10.83		$10.80

Total return (%) (r)(s)(t)	10.84	0.04	2.43	4.55		2.53

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.03	1.06	1.41	1.47		1.39
Expenses after expense reductions (f)	1.00	0.89	1.16	1.22		1.14
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.87	0.88	0.93		0.93
Net investment income	4.26	4.55	4.29	4.37	(z)	4.22
Portfolio turnover	16	26	26	6		5
Net assets at end of period (000 omitted)	$63,964	$53,156	$49,477	$51,015		$51,681

MFS Georgia Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$10.02	$10.68	$10.87	$10.84		$11.00

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.39	$0.38	$0.40	(z)	$0.41
Net realized and unrealized gain (loss) on investments	0.63	(0.49)	(0.20)	0.00	(w)(z)	(0.18)

Total from investment operations	$1.00	$(0.10)	$0.18	$0.40		$0.23

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.36)	$(0.37)	$(0.37)		$(0.39)
From net realized gain on investments	(0.03)	(0.20)	—	—		—

Total distributions declared to shareholders	$(0.39)	$(0.56)	$(0.37)	$(0.37)		$(0.39)

Net asset value, end of period	$10.63	$10.02	$10.68	$10.87		$10.84

Total return (%) (r)(s)(t)	10.08	(0.79)	1.67	3.77		2.05

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.78	1.80	2.16	2.22		2.14
Expenses after expense reductions (f)	1.75	1.62	1.91	1.97		1.89
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.61	1.63	1.68		1.68
Net investment income	3.51	3.78	3.54	3.63	(z)	3.72
Portfolio turnover	16	26	26	6		5
Net assets at end of period (000 omitted)	$3,212	$4,344	$6,780	$8,175		$9,816

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.12% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Maryland Municipal Bond Fund – Class A

	Years ended 3/31
	2010		2009	2008	2007		2006
Net asset value, beginning of period	$10.15		$10.83	$11.30	$11.27		$11.49

Income (loss) from investment operations
Net investment income (d)	$0.48		$0.48	$0.50	$0.50	(z)	$0.50
Net realized and unrealized gain (loss) on investments	0.77		(0.65)	(0.48)	0.04	(z)	(0.15)

Total from investment operations	$1.25		$(0.17)	$0.02	$0.54		$0.35

Less distributions declared to shareholders
From net investment income	$(0.47)		$(0.47)	$(0.47)	$(0.48)		$(0.50)
From net realized gain on investments	(0.00	)(w)	(0.04)	(0.02)	(0.03)		(0.07)

Total distributions declared to shareholders	$(0.47)		$(0.51)	$(0.49)	$(0.51)		$(0.57)

Net asset value, end of period	$10.93		$10.15	$10.83	$11.30		$11.27

Total return (%) (r)(s)(t)	12.49		(1.57)	0.15	4.88		3.06

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95		1.11	1.26	1.29		1.19
Expenses after expense reductions (f)	0.95		0.94	1.01	1.04		0.94
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A		0.89	0.88	0.91		0.94
Net investment income	4.47		4.67	4.46	4.48	(z)	4.38
Portfolio turnover	24		24	7	16		9
Net assets at end of period (000 omitted)	$107,182		$93,075	$103,894	$117,598		$115,307

MFS Maryland Municipal Bond Fund – Class B

	Years ended 3/31
	2010		2009	2008	2007		2006
Net asset value, beginning of period	$10.14		$10.83	$11.29	$11.26		$11.49

Income (loss) from investment operations
Net investment income (d)	$0.40		$0.42	$0.42	$0.43	(z)	$0.43
Net realized and unrealized gain (loss) on investments	0.78		(0.67)	(0.46)	0.03	(z)	(0.17)

Total from investment operations	$1.18		$(0.25)	$(0.04)	$0.46		$0.26

Less distributions declared to shareholders
From net investment income	$(0.39)		$(0.40)	$(0.40)	$(0.40)		$(0.42)
From net realized gain on investments	(0.00	)(w)	(0.04)	(0.02)	(0.03)		(0.07)

Total distributions declared to shareholders	$(0.39)		$(0.44)	$(0.42)	$(0.43)		$(0.49)

Net asset value, end of period	$10.93		$10.14	$10.83	$11.29		$11.26

Total return (%) (r)(s)(t)	11.77		(2.31)	(0.41)	4.21		2.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70		1.77	1.91	1.95		1.84
Expenses after expense reductions (f)	1.70		1.59	1.66	1.70		1.59
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A		1.55	1.53	1.56		1.59
Net investment income	3.75		4.01	3.81	3.83	(z)	3.72
Portfolio turnover	24		24	7	16		9
Net assets at end of period (000 omitted)	$6,251		$8,385	$12,153	$16,515		$21,011

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.12% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Massachusetts Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$10.35	$10.91	$11.25	$11.22		$11.31

Income (loss) from investment operations
Net investment income (d)	$0.48	$0.49	$0.44	$0.51	(z)	$0.48
Net realized and unrealized gain (loss) on investments	0.77	(0.52)	(0.26)	0.02	(z)	(0.05)

Total from investment operations	$1.25	$(0.03)	$0.18	$0.53		$0.43

Less distributions declared to shareholders
From net investment income	$(0.47)	$(0.48)	$(0.47)	$(0.47)		$(0.48)
From net realized gain on investments	(0.06)	(0.05)	(0.05)	(0.03)		(0.04)

Total distributions declared to shareholders	$(0.53)	$(0.53)	$(0.52)	$(0.50)		$(0.52)

Net asset value, end of period	$11.07	$10.35	$10.91	$11.25		$11.22

Total return (%) (r)(s)(t)	12.31	(0.21)	1.69	4.80		3.83

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	1.04	1.35	1.39		1.34
Expenses after expense reductions (f)	0.87	0.87	1.10	1.14		1.09
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.83	0.82	0.87		0.90
Net investment income	4.44	4.69	4.00	4.57	(z)	4.23
Portfolio turnover	21	40	20	5		10
Net assets at end of period (000 omitted)	$236,724	$185,105	$189,804	$189,049		$196,992

MFS Massachusetts Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$10.37	$10.93	$11.27	$11.24		$11.33

Income (loss) from investment operations
Net investment income (d)	$0.40	$0.42	$0.37	$0.44	(z)	$0.41
Net realized and unrealized gain (loss) on investments	0.77	(0.52)	(0.26)	0.02	(z)	(0.05)

Total from investment operations	$1.17	$(0.10)	$0.11	$0.46		$0.36

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.41)	$(0.40)	$(0.40)		$(0.41)
From net realized gain on investments	(0.06)	(0.05)	(0.05)	(0.03)		(0.04)

Total distributions declared to shareholders	$(0.45)	$(0.46)	$(0.45)	$(0.43)		$(0.45)

Net asset value, end of period	$11.09	$10.37	$10.93	$11.27		$11.24

Total return (%) (r)(s)(t)	11.45	(0.86)	1.04	4.12		3.16

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.70	2.00	2.04		1.99
Expenses after expense reductions (f)	1.62	1.53	1.75	1.79		1.74
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.48	1.48	1.52		1.55
Net investment income	3.70	4.01	3.35	3.92	(z)	3.58
Portfolio turnover	21	40	20	5		10
Net assets at end of period (000 omitted)	$13,804	$17,166	$24,353	$31,415		$36,924

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.20% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Mississippi Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.30	$9.58	$9.80	$9.73		$9.82

Income (loss) from investment operations
Net investment income (d)	$0.41	$0.43	$0.44	$0.45	(z)	$0.44
Net realized and unrealized gain (loss) on investments	0.52	(0.30)	(0.23)	0.05	(z)	(0.09)

Total from investment operations	$0.93	$0.13	$0.21	$0.50		$0.35

Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.41)	$(0.43)	$(0.43)		$(0.44)

Net asset value, end of period	$9.82	$9.30	$9.58	$9.80		$9.73

Total return (%) (r)(s)(t)	10.10	1.47	2.21	5.20		3.59

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.74	1.03	1.11		1.07
Expenses after expense reductions (f)	0.77	0.57	0.78	0.86		0.82
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.54	0.56	0.62		0.64
Net investment income	4.28	4.55	4.51	4.59	(z)	4.48
Portfolio turnover	11	24	13	12		9
Net assets at end of period (000 omitted)	$107,625	$89,793	$80,893	$75,470		$75,597

MFS Mississippi Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.32	$9.59	$9.81	$9.74		$9.84

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.36	$0.36	$0.38	(z)	$0.37
Net realized and unrealized gain (loss) on investments	0.50	(0.29)	(0.22)	0.04	(z)	(0.10)

Total from investment operations	$0.85	$0.07	$0.14	$0.42		$0.27

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.34)	$(0.36)	$(0.35)		$(0.37)

Net asset value, end of period	$9.83	$9.32	$9.59	$9.81		$9.74

Total return (%) (r)(s)(t)	9.22	0.80	1.43	4.41		2.71

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.61	1.51	1.80	1.87		1.83
Expenses after expense reductions (f)	1.46	1.33	1.55	1.62		1.58
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.31	1.33	1.38		1.40
Net investment income	3.59	3.79	3.75	3.83	(z)	3.72
Portfolio turnover	11	24	13	12		9
Net assets at end of period (000 omitted)	$4,425	$5,374	$8,169	$9,408		$10,465

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.01 per share to net investment income, a decrease of $0.01 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.07% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS New York Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$10.23	$10.82	$11.15	$11.13		$11.30

Income (loss) from investment operations
Net investment income (d)	$0.47	$0.44	$0.46	$0.52	(z)	$0.49
Net realized and unrealized gain (loss) on investments	0.69	(0.50)	(0.26)	0.03	(z)	(0.12)

Total from investment operations	$1.16	$(0.06)	$0.20	$0.55		$0.37

Less distributions declared to shareholders
From net investment income	$(0.45)	$(0.46)	$(0.48)	$(0.48)		$(0.49)
From net realized gain on investments	(0.01)	(0.07)	(0.05)	(0.05)		(0.05)

Total distributions declared to shareholders	$(0.46)	$(0.53)	$(0.53)	$(0.53)		$(0.54)

Net asset value, end of period	$10.93	$10.23	$10.82	$11.15		$11.13

Total return (%) (r)(s)(t)	11.53	(0.46)	1.84	5.07		3.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.88	0.94	1.25	1.32		1.28
Expenses after expense reductions (f)	0.88	0.78	1.00	1.06		1.03
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.75	0.77	0.82		0.85
Net investment income	4.35	4.29	4.16	4.66	(z)	4.36
Portfolio turnover	26	29	22	8		12
Net assets at end of period (000 omitted)	$177,429	$169,525	$126,126	$118,924		$118,476

MFS New York Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$10.20	$10.79	$11.11	$11.09		$11.27

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.37	$0.38	$0.43	(z)	$0.41
Net realized and unrealized gain (loss) on investments	0.69	(0.51)	(0.25)	0.04	(z)	(0.14)

Total from investment operations	$1.08	$(0.14)	$0.13	$0.47		$0.27

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.40)	$(0.40)		$(0.40)
From net realized gain on investments	(0.01)	(0.07)	(0.05)	(0.05)		(0.05)

Total distributions declared to shareholders	$(0.38)	$(0.45)	$(0.45)	$(0.45)		$(0.45)

Net asset value, end of period	$10.90	$10.20	$10.79	$11.11		$11.09

Total return (%) (r)(s)(t)	10.73	(1.23)	1.15	4.29		2.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.70	2.00	2.07		2.03
Expenses after expense reductions (f)	1.63	1.52	1.75	1.82		1.78
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.50	1.52	1.57		1.60
Net investment income	3.61	3.55	3.43	3.91	(z)	3.61
Portfolio turnover	26	29	22	8		12
Net assets at end of period (000 omitted)	$14,229	$16,285	$20,053	$25,654		$30,046

MFS Municipal Series Trust

MFS New York Municipal Bond Fund – Class C

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$10.22	$10.81	$11.13	$11.11		$11.29

Income (loss) from investment operations
Net investment income (d)	$0.39	$0.37	$0.37	$0.43	(z)	$0.41
Net realized and unrealized gain (loss) on investments	0.69	(0.51)	(0.24)	0.04	(z)	(0.14)

Total from investment operations	$1.08	$(0.14)	$0.13	$0.47		$0.27

Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.38)	$(0.40)	$(0.40)		$(0.40)
From net realized gain on investments	(0.01)	(0.07)	(0.05)	(0.05)		(0.05)

Total distributions declared to shareholders	$(0.38)	$(0.45)	$(0.45)	$(0.45)		$(0.45)

Net asset value, end of period	$10.92	$10.22	$10.81	$11.13		$11.11

Total return (%) (r)(s)(t)	10.70	(1.22)	1.16	4.29		2.43

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.63	1.70	2.00	2.07		2.03
Expenses after expense reductions (f)	1.63	1.53	1.75	1.82		1.78
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.50	1.52	1.57		1.60
Net investment income	3.59	3.54	3.40	3.92	(z)	3.61
Portfolio turnover	26	29	22	8		12
Net assets at end of period (000 omitted)	$31,421	$21,874	$19,855	$15,822		$17,064

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.22% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS North Carolina Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$11.15	$11.44	$11.86	$11.85		$11.99

Income (loss) from investment operations
Net investment income (d)	$0.51	$0.45	$0.52	$0.51	(z)	$0.51
Net realized and unrealized gain (loss) on investments	0.55	(0.21)	(0.42)	0.03	(z)	(0.09)

Total from investment operations	$1.06	$0.24	$0.10	$0.54		$0.42

Less distributions declared to shareholders
From net investment income	$(0.48)	$(0.48)	$(0.48)	$(0.50)		$(0.51)
From net realized gain on investments	(0.02)	(0.05)	(0.04)	(0.03)		(0.05)

Total distributions declared to shareholders	$(0.50)	$(0.53)	$(0.52)	$(0.53)		$(0.56)

Net asset value, end of period	$11.71	$11.15	$11.44	$11.86		$11.85

Total return (%) (r)(s)(t)	9.55	2.22	0.83	4.60		3.49

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	1.08	1.32	1.36		1.32
Expenses after expense reductions (f)	0.87	0.91	1.07	1.11		1.08
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.85	0.81	0.81	0.86		0.89
Net investment income	4.42	4.05	4.48	4.34	(z)	4.24
Portfolio turnover	12	20	17	12		8
Net assets at end of period (000 omitted)	$346,345	$274,487	$257,884	$268,108		$270,124

MFS North Carolina Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$11.14	$11.42	$11.84	$11.83		$11.98

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.38	$0.45	$0.44	(z)	$0.43
Net realized and unrealized gain (loss) on investments	0.53	(0.20)	(0.43)	0.02	(z)	(0.10)

Total from investment operations	$0.96	$0.18	$0.02	$0.46		$0.33

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.41)	$(0.40)	$(0.42)		$(0.43)
From net realized gain on investments	(0.02)	(0.05)	(0.04)	(0.03)		(0.05)

Total distributions declared to shareholders	$(0.41)	$(0.46)	$(0.44)	$(0.45)		$(0.48)

Net asset value, end of period	$11.69	$11.14	$11.42	$11.84		$11.83

Total return (%) (r)(s)(t)	8.65	1.63	0.17	3.93		2.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.74	1.97	2.01		1.98
Expenses after expense reductions (f)	1.62	1.56	1.72	1.76		1.73
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.60	1.46	1.47	1.51		1.54
Net investment income	3.68	3.39	3.83	3.70	(z)	3.59
Portfolio turnover	12	20	17	12		8
Net assets at end of period (000 omitted)	$11,331	$13,652	$21,537	$26,520		$32,610

MFS Municipal Series Trust

MFS North Carolina Municipal Bond Fund – Class C

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$11.15	$11.43	$11.85	$11.84		$11.98

Income (loss) from investment operations
Net investment income (d)	$0.42	$0.38	$0.45	$0.44	(z)	$0.43
Net realized and unrealized gain (loss) on investments	0.54	(0.20)	(0.43)	0.02	(z)	(0.09)

Total from investment operations	$0.96	$0.18	$0.02	$0.46		$0.34

Less distributions declared to shareholders
From net investment income	$(0.39)	$(0.41)	$(0.40)	$(0.42)		$(0.43)
From net realized gain on investments	(0.02)	(0.05)	(0.04)	(0.03)		(0.05)

Total distributions declared to shareholders	$(0.41)	$(0.46)	$(0.44)	$(0.45)		$(0.48)

Net asset value, end of period	$11.70	$11.15	$11.43	$11.85		$11.84

Total return (%) (r)(s)(t)	8.63	1.63	0.17	3.93		2.82

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62	1.73	1.97	2.01		1.98
Expenses after expense reductions (f)	1.62	1.56	1.72	1.76		1.73
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.60	1.47	1.47	1.51		1.54
Net investment income	3.64	3.39	3.83	3.69	(z)	3.61
Portfolio turnover	12	20	17	12		8
Net assets at end of period (000 omitted)	$68,989	$37,668	$30,946	$33,152		$32,223

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.16% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Pennsylvania Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008		2007		2006
Net asset value, beginning of period	$9.40	$9.90	$10.24		$10.15		$10.17

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.45	$0.44		$0.45	(z)	$0.43
Net realized and unrealized gain (loss) on investments	0.64	(0.52)	(0.36)		0.06	(z)	(0.02)

Total from investment operations	$1.07	$(0.07)	$0.08		$0.51		$0.41

Less distributions declared to shareholders
From net investment income	$(0.43)	$(0.43)	$(0.42)		$(0.42)		$(0.43)
From net realized gain on investments	—	—	(0.00	)(w)	—		—

Total distributions declared to shareholders	$(0.43)	$(0.43)	$(0.42)		$(0.42)		$(0.43)

Net asset value, end of period	$10.04	$9.40	$9.90		$10.24		$10.15

Total return (%) (r)(s)(t)	11.49	(0.69)	0.87		5.17		4.08

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.88	1.11		1.18		1.13
Expenses after expense reductions (f)	0.79	0.66	0.80		0.82		0.77
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.79	0.61	0.60		0.60		0.60
Net investment income	4.40	4.67	4.32		4.45	(z)	4.24
Portfolio turnover	12	28	17		9		9
Net assets at end of period (000 omitted)	$113,411	$84,422	$77,866		$73,813		$74,429

MFS Pennsylvania Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008		2007		2006
Net asset value, beginning of period	$9.43	$9.93	$10.27		$10.18		$10.20

Income (loss) from investment operations
Net investment income (d)	$0.36	$0.37	$0.36		$0.38	(z)	$0.36
Net realized and unrealized gain (loss) on investments	0.62	(0.51)	(0.35)		0.06	(z)	(0.03)

Total from investment operations	$0.98	$(0.14)	$0.01		$0.44		$0.33

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.36)	$(0.35)		$(0.35)		$(0.35)
From net realized gain on investments	—	—	(0.00	)(w)	—		—

Total distributions declared to shareholders	$(0.35)	$(0.36)	$(0.35)		$(0.35)		$(0.35)

Net asset value, end of period	$10.06	$9.43	$9.93		$10.27		$10.18

Total return (%) (r)(s)(t)	10.51	(1.42)	0.11		4.37		3.30

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.64	1.86		1.94		1.89
Expenses after expense reductions (f)	1.54	1.41	1.56		1.58		1.53
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.54	1.37	1.36		1.36		1.36
Net investment income	3.64	3.91	3.56		3.69	(z)	3.49
Portfolio turnover	12	28	17		9		9
Net assets at end of period (000 omitted)	$20,864	$22,721	$28,848		$33,849		$38,642

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.02 per share to net investment income, a decrease of $0.02 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.15% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS South Carolina Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009		2008	2007		2006
Net asset value, beginning of period	$11.33	$11.85		$12.29	$12.25		$12.36

Income (loss) from investment operations
Net investment income (d)	$0.53	$0.50		$0.53	$0.55	(z)	$0.54
Net realized and unrealized gain (loss) on investments	0.68	(0.50)		(0.45)	0.00	(w)(z)	(0.11)

Total from investment operations	$1.21	$(0.00	)(w)	$0.08	$0.55		$0.43

Less distributions declared to shareholders
From net investment income	$(0.49)	$(0.50)		$(0.52)	$(0.51)		$(0.54)
From net realized gain on investments	(0.01)	(0.02)		—	—		—

Total distributions declared to shareholders	$(0.50)	$(0.52)		$(0.52)	$(0.51)		$(0.54)

Net asset value, end of period	$12.04	$11.33		$11.85	$12.29		$12.25

Total return (%) (r)(s)(t)	10.77	0.03		0.62	4.57		3.48

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	1.10		1.31	1.37		1.34
Expenses after expense reductions (f)	0.90	0.93		1.06	1.12		1.09
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.85		0.85	0.89		0.92
Net investment income	4.47	4.38		4.36	4.45	(z)	4.35
Portfolio turnover	14	19		13	10		13
Net assets at end of period (000 omitted)	$165,017	$129,510		$134,422	$135,766		$131,167

MFS South Carolina Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$11.33	$11.84	$12.29	$12.24		$12.36

Income (loss) from investment operations
Net investment income (d)	$0.44	$0.43	$0.45	$0.47	(z)	$0.46
Net realized and unrealized gain (loss) on investments	0.68	(0.50)	(0.46)	0.01	(z)	(0.12)

Total from investment operations	$1.12	$(0.07)	$(0.01)	$0.48		$0.34

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.42)	$(0.44)	$(0.43)		$(0.46)
From net realized gain on investments	(0.01)	(0.02)	—	—		—

Total distributions declared to shareholders	$(0.41)	$(0.44)	$(0.44)	$(0.43)		$(0.46)

Net asset value, end of period	$12.04	$11.33	$11.84	$12.29		$12.24

Total return (%) (r)(s)(t)	9.95	(0.54)	(0.12)	3.98		2.73

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.65	1.76	1.96	2.02		1.99
Expenses after expense reductions (f)	1.65	1.58	1.71	1.77		1.74
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.50	1.50	1.54		1.57
Net investment income	3.73	3.72	3.71	3.80	(z)	3.70
Portfolio turnover	14	19	13	10		13
Net assets at end of period (000 omitted)	$9,438	$11,640	$15,496	$20,679		$26,214

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.29% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Tennessee Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.84	$10.25	$10.58	$10.56		$10.71

Income (loss) from investment operations
Net investment income (d)	$0.45	$0.44	$0.48	$0.47	(z)	$0.45
Net realized and unrealized gain (loss) on investments	0.56	(0.37)	(0.34)	(0.01	)(z)	(0.12)

Total from investment operations	$1.01	$0.07	$0.14	$0.46		$0.33

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.44)	$(0.44)	$(0.44)		$(0.44)
From net realized gain on investments	(0.03)	(0.04)	(0.03)	(0.00	)(w)	(0.04)

Total distributions declared to shareholders	$(0.45)	$(0.48)	$(0.47)	$(0.44)		$(0.48)

Net asset value, end of period	$10.40	$9.84	$10.25	$10.58		$10.56

Total return (%) (r)(s)(t)	10.46	0.84	1.38	4.43		3.13

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	1.02	1.13	1.17		1.19
Expenses after expense reductions (f)	0.91	0.85	0.88	0.92		0.94
Net investment income	4.36	4.42	4.61	4.44	(z)	4.17
Portfolio turnover	20	23	26	15		5
Net assets at end of period (000 omitted)	$125,641	$108,763	$101,028	$99,302		$98,825

MFS Tennessee Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$9.83	$10.24	$10.57	$10.56		$10.70

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.37	$0.41	$0.40	(z)	$0.38
Net realized and unrealized gain (loss) on investments	0.57	(0.36)	(0.34)	(0.02	)(z)	(0.11)

Total from investment operations	$0.94	$0.01	$0.07	$0.38		$0.27

Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.38)	$(0.37)	$(0.37)		$(0.37)
From net realized gain on investments	(0.03)	(0.04)	(0.03)	(0.00	)(w)	(0.04)

Total distributions declared to shareholders	$(0.38)	$(0.42)	$(0.40)	$(0.37)		$(0.41)

Net asset value, end of period	$10.39	$9.83	$10.24	$10.57		$10.56

Total return (%) (r)(s)(t)	9.65	0.17	0.72	3.66		2.56

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.69	1.78	1.82		1.84
Expenses after expense reductions (f)	1.66	1.51	1.53	1.57		1.59
Net investment income	3.63	3.76	3.93	3.78	(z)	3.52
Portfolio turnover	20	23	26	15		5
Net assets at end of period (000 omitted)	$4,907	$7,956	$9,983	$12,924		$17,217

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the current year that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.27% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Virginia Municipal Bond Fund – Class A

	Years ended 3/31
	2010		2009	2008	2007		2006
Net asset value, beginning of period	$10.54		$11.07	$11.43	$11.41		$11.52

Income (loss) from investment operations
Net investment income (d)	$0.49		$0.50	$0.53	$0.51	(z)	$0.51
Net realized and unrealized gain (loss) on investments	0.69		(0.47)	(0.38)	(0.00	)(w)(z)	(0.12)

Total from investment operations	$1.18		$0.03	$0.15	$0.51		$0.39

Less distributions declared to shareholders
From net investment income	$(0.48)		$(0.47)	$(0.48)	$(0.49)		$(0.50)
From net realized gain on investments	(0.00	)(w)	(0.09)	(0.03)	(0.00	)(w)	—

Total distributions declared to shareholders	$(0.48)		$(0.56)	$(0.51)	$(0.49)		$(0.50)

Net asset value, end of period	$11.24		$10.54	$11.07	$11.43		$11.41

Total return (%) (r)(s)(t)	11.34		0.40	1.34	4.57		3.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87		1.08	1.27	1.32		1.30
Expenses after expense reductions (f)	0.87		0.91	1.02	1.07		1.05
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.86		0.82	0.82	0.87		0.90
Net investment income	4.40		4.69	4.72	4.51	(z)	4.38
Portfolio turnover	15		22	27	8		13
Net assets at end of period (000 omitted)	$302,736		$254,234	$257,133	$269,068		$277,633

MFS Virginia Municipal Bond Fund – Class B

	Years ended 3/31
	2010		2009	2008	2007		2006
Net asset value, beginning of period	$10.53		$11.06	$11.42	$11.40		$11.51

Income (loss) from investment operations
Net investment income (d)	$0.40		$0.43	$0.46	$0.44	(z)	$0.43
Net realized and unrealized gain (loss) on investments	0.70		(0.47)	(0.38)	(0.00	)(w)(z)	(0.11)

Total from investment operations	$1.10		$(0.04)	$0.08	$0.44		$0.32

Less distributions declared to shareholders
From net investment income	$(0.39)		$(0.40)	$(0.41)	$(0.42)		$(0.43)
From net realized gain on investments	(0.00	)(w)	(0.09)	(0.03)	(0.00	)(w)	—

Total distributions declared to shareholders	$(0.39)		$(0.49)	$(0.44)	$(0.42)		$(0.43)

Net asset value, end of period	$11.24		$10.53	$11.06	$11.42		$11.40

Total return (%) (r)(s)(t)	10.62		(0.26)	0.68	3.89		2.78

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62		1.74	1.92	1.97		1.95
Expenses after expense reductions (f)	1.62		1.56	1.67	1.72		1.70
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.61		1.47	1.47	1.52		1.55
Net investment income	3.66		4.04	4.07	3.87	(z)	3.73
Portfolio turnover	15		22	27	8		13
Net assets at end of period (000 omitted)	$6,558		$7,401	$9,941	$12,545		$16,885

MFS Municipal Series Trust

MFS Virginia Municipal Bond Fund – Class C

	Years ended 3/31
	2010		2009	2008	2007		2006
Net asset value, beginning of period	$10.54		$11.06	$11.43	$11.41		$11.52

Income (loss) from investment operations
Net investment income (d)	$0.40		$0.43	$0.46	$0.44	(z)	$0.43
Net realized and unrealized gain (loss) on investments	0.69		(0.46)	(0.39)	(0.00	)(w)(z)	(0.11)

Total from investment operations	$1.09		$(0.03)	$0.07	$0.44		$0.32

Less distributions declared to shareholders
From net investment income	$(0.39)		$(0.40)	$(0.41)	$(0.42)		$(0.43)
From net realized gain on investments	(0.00	)(w)	(0.09)	(0.03)	(0.00	)(w)	—

Total distributions declared to shareholders	$(0.39)		$(0.49)	$(0.44)	$(0.42)		$(0.43)

Net asset value, end of period	$11.24		$10.54	$11.06	$11.43		$11.41

Total return (%) (r)(s)(t)	10.50		(0.17)	0.59	3.89		2.78

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.62		1.73	1.93	1.97		1.95
Expenses after expense reductions (f)	1.62		1.56	1.67	1.72		1.70
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.61		1.48	1.47	1.52		1.55
Net investment income	3.63		4.02	4.06	3.86	(z)	3.72
Portfolio turnover	15		22	27	8		13
Net assets at end of period (000 omitted)	$29,660		$19,745	$15,105	$12,377		$12,995

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.04 per share to net investment income, a decrease of $0.04 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.29% to the net investment income ratio for each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS West Virginia Municipal Bond Fund – Class A

	Years ended 3/31
	2010	2009		2008	2007		2006
Net asset value, beginning of period	$10.36	$11.01		$11.45	$11.47		$11.58

Income (loss) from investment operations
Net investment income (d)	$0.45	$0.47	(b)	$0.49	$0.51	(z)	$0.48
Net realized and unrealized gain (loss) on investments	0.60	(0.58	)(b)	(0.45)	0.01	(z)	(0.11)

Total from investment operations	$1.05	$(0.11)		$0.04	$0.52		$0.37

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.43)		$(0.47)	$(0.47)		$(0.48)
From net realized gain on investments	(0.01)	(0.11)		(0.01)	(0.07)		—

Total distributions declared to shareholders	$(0.43)	$(0.54)		$(0.48)	$(0.54)		$(0.48)

Net asset value, end of period	$10.98	$10.36		$11.01	$11.45		$11.47

Total return (%) (r)(s)(t)	10.22	(0.87)		0.35	4.59		3.21

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.90	1.03		1.35	1.40		1.34
Expenses after expense reductions (f)	0.90	0.86		1.10	1.15		1.09
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	0.85		0.85	0.89		0.92
Net investment income	4.12	4.39	(b)	4.33	4.41	(z)	4.16
Portfolio turnover	12	14		14	13		7
Net assets at end of period (000 omitted)	$133,244	$116,564		$124,948	$129,974		$134,416

MFS West Virginia Municipal Bond Fund – Class B

	Years ended 3/31
	2010	2009		2008	2007		2006
Net asset value, beginning of period	$10.36	$11.01		$11.44	$11.46		$11.58

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.40	(b)	$0.42	$0.43	(z)	$0.41
Net realized and unrealized gain (loss) on investments	0.59	(0.58	)(b)	(0.44)	0.01	(z)	(0.13)

Total from investment operations	$0.96	$(0.18)		$(0.02)	$0.44		$0.28

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.36)		$(0.40)	$(0.39)		$(0.40)
From net realized gain on investments	(0.01)	(0.11)		(0.01)	(0.07)		—

Total distributions declared to shareholders	$(0.35)	$(0.47)		$(0.41)	$(0.46)		$(0.40)

Net asset value, end of period	$10.97	$10.36		$11.01	$11.44		$11.46

Total return (%) (r)(s)(t)	9.31	(1.52)		(0.21)	3.92		2.45

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.69		2.00	2.06		1.99
Expenses after expense reductions (f)	1.65	1.52		1.75	1.80		1.74
Expenses after expense reductions and excluding interest expense and fees (f)(l)	N/A	1.51		1.50	1.55		1.57
Net investment income	3.39	3.75	(b)	3.69	3.76	(z)	3.51
Portfolio turnover	12	14		14	13		7
Net assets at end of period (000 omitted)	$4,639	$6,454		$8,096	$10,087		$12,388

(b)	Amounts reflect a correction which reclassifies income and gains previously reported relating to activity for certain municipal bonds held in connection with self-deposited inverse floating rate securities. The corrected amounts resulted in an increase of $0.11 per share to net investment income, a decrease of $0.11 per share to Net realized and unrealized gain (loss) on investments, and an increase of 1.02% to the Net investment income ratio of each class. There is no impact on previously reported income from operations.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.25% to the net investment income ratio of each class for the year ended March 31, 2007. The change in estimate had no impact on net assets, net asset value per share or total return of each class.

MFS Municipal Series Trust

MFS Municipal Series Trust

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of each Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Municipal Series Trust, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about each fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on each fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated July 29, 2010, as may be supplemented from time to time, provides more detailed information about each fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about each fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1502

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about each fund are available on the Edgar Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

Each fund’s Investment Company Act file number is 811-4096.

HOW TO CONTACT US

Web site	Account service and literature	Mailing address
mfs.com	Shareholders	MFS Service Center, Inc.
	1-800-225-2606	P.O. Box 55824
MFS TALK	Investment professionals	Boston, MA 02205-5824
1-800-637-8255	1-800-343-2829
24 hours a day	Retirement plan services	Overnight mail
	1-800-637-1255	MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Statement of Additional Information July 29, 2010

MFS® Municipal Series Trust

AL, AR, CA, FL, GA, MD, MA, MS, NY, NC, PA, SC, TN, VA, WV

500 Boylston Street, Boston, MA 02116

FUND	CLASS	TICKER SYMBOL
MFS Alabama Municipal Bond Fund	Class A	MFALX
	Class B	MBABX
MFS Arkansas Municipal Bond Fund	Class A	MFARX
	Class B	MBARX
MFS California Municipal Bond Fund	Class A	MCFTX
	Class B	MBCAX
	Class C	MCCAX
MFS Florida Municipal Bond Fund	Class A	MFFLX
	Class B	MBFLX
MFS Georgia Municipal Bond Fund	Class A	MMGAX
	Class B	MBGAX
MFS Maryland Municipal Bond Fund	Class A	MFSMX
	Class B	MBMDX
MFS Massachusetts Municipal Bond Fund	Class A	MFSSX
	Class B	MBMAX
MFS Mississippi Municipal Bond Fund	Class A	MISSX
	Class B	MBMSX
MFS New York Municipal Bond Fund	Class A	MSNYX
	Class B	MBNYX
	Class C	MCNYX
MFS North Carolina Municipal Bond Fund	Class A	MSNCX
	Class B	MBNCX
	Class C	MCNCX
MFS Pennsylvania Municipal Bond Fund	Class A	MFPAX
	Class B	MBPAX
MFS South Carolina Municipal Bond Fund	Class A	MFSCX
	Class B	MBSCX
MFS Tennessee Municipal Bond Fund	Class A	MSTNX
	Class B	MBTNX
MFS Virginia Municipal Bond Fund	Class A	MSVAX
	Class B	MBVAX
	Class C	MVACX
MFS West Virginia Municipal Bond Fund	Class A	MFWVX
	Class B	MBWVX

This Statement of Additional Information (“SAI”) contains additional information about each Fund and should be read in conjunction with each Fund’s Prospectus dated July 29, 2010. Each Fund’s financial statements are incorporated into this SAI by reference to each Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of each Fund’s Prospectus and Annual Report without charge by contacting each Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to each Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

MST-SAI-072910

Statement of Additional Information (SAI) – PART I

Part I of this SAI contains information that is particular to each Fund.

DEFINITIONS

“Funds” – MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund.

“Trust” – MFS Municipal Series Trust, a Massachusetts business trust organized in 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust (prior to August 27, 1993), MFS Managed Multi-State Municipal Bond Trust (prior to August 3, 1992), and MFS Managed Multi-State Tax-Exempt Trust (prior to August 12, 1988).

“MFS” or “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“Prospectus” – The Prospectus of the Funds, dated July 29, 2010, as amended or supplemented from time to time.

“1940 Act” – The Investment Company Act of 1940, as amended.

“SEC” – Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Funds

Each Fund is a diversified series of the Trust, except MFS Arkansas Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund. The Trust is an open-end management investment company.

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in each Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding each Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by each Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

JPMorgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as a custodian of the assets of each Fund (the “Custodian”). The Custodian is responsible for safekeeping each Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on each Fund’s investments, serving as each Fund’s foreign custody manager, and providing reports on foreign securities depositaries. An affiliate of the Custodian, J. P. Morgan Investor Services Co., with a place of business at One Beacon Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts for each Fund and calculating the daily net asset value of each class of shares of each Fund.

Each Fund has an expense offset arrangement that reduces each Fund’s custodian fees based upon the amount of cash maintained by each Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of each Fund’s shares are set forth in Appendix E to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix F to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

1

Distribution Plan Payments

Payments made by each Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

Investment Restrictions

Each Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by each Fund for certain specified periods, information concerning purchases by each Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for each Fund’s most recent fiscal year, are set forth in Appendix G to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

Each Fund’s Financial Statements and Financial Highlights for the fiscal year ended March 31, 2010, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of each Fund’s Annual Report accompanies this SAI.

ADDITIONAL INFORMATION CONCERNING THE STATES

Additional information concerning the state in which each Fund concentrates its investments is set forth in Appendix H to this Part I.

2

PART I – APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

Each Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees Paid by MFS Alabama Municipal Bond Fund(1)	Fees Paid by MFS Arkansas Municipal Bond Fund(1)	Fees Paid by MFS California Municipal Bond Fund(1)	Fees Paid by MFS Florida Municipal Bond Fund(1)	Fees Paid by MFS Georgia Municipal Bond Fund(1)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A	N/A	N/A
Non-Interested Trustees
Robert E. Butler	$370	$634	$1,290	$195	$358
Lawrence H. Cohn, M.D.	$350	$593	$1,198	$182	$342
Maureen R. Goldfarb	$350	$593	$1,198	$182	$342
David H. Gunning	$416	$730	$1,499	$224	$394
William R. Gutow	$350	$593	$1,198	$182	$342
Michael Hegarty	$369	$632	$1,286	$194	$357
J. Atwood Ives(3)	$306	$517	$1,047	$140	$299
John P. Kavanaugh	$351	$595	$1,202	$183	$343
J. Dale Sherratt	$370	$634	$1,290	$195	$358
Laurie J. Thomsen	$360	$614	$1,244	$189	$350
Robert W. Uek	$376	$648	$1,319	$199	$363

Name and Position	Fees Paid by MFS Maryland Municipal Bond Fund(1)	Fees Paid by MFS Massachusetts Municipal Bond Fund(1)	Fees Paid by MFS Mississippi Municipal Bond Fund(1)	Fees Paid by MFS New York Municipal Bond Fund(1)	Fees Paid by MFS North Carolina Municipal Bond Fund(1)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A	N/A	N/A
Non-Interested Trustees
Robert E. Butler	$414	$738	$411	$737	$1,295
Lawrence H. Cohn, M.D.	$387	$682	$385	$681	$1,202
Maureen R. Goldfarb	$387	$682	$385	$681	$1,202
David H. Gunning	$476	$867	$470	$864	$1,509
William R. Gutow	$387	$682	$385	$681	$1,202
Michael Hegarty	$413	$736	$410	$734	$1,290
J. Atwood Ives(3)	$315	$538	$314	$538	$1,048
John P. Kavanaugh	$388	$685	$386	$683	$1,206
J. Dale Sherratt	$414	$738	$411	$737	$1,295
Laurie J. Thomsen	$401	$710	$398	$709	$1,249
Robert W. Uek	$422	$756	$419	$754	$1,324

3

Name and Position	Fees Paid by MFS Pennsylvania Municipal Bond Fund(1)	Fees Paid by MFS South Carolina Municipal Bond Fund(1)	Fees Paid by MFS Tennessee Municipal Bond Fund(1)	Fees Paid by MFS Virginia Municipal Bond Fund(1)	Fees Paid by MFS West Virginia Municipal Bond Fund(1)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A	N/A	N/A
Non-Interested Trustees
Robert E. Butler	$421	$626	$607	$1,253	$612
Lawrence H. Cohn, M.D.	$392	$587	$576	$1,176	$579
Maureen R. Goldfarb	$391	$587	$576	$1,176	$579
David H. Gunning	$490	$714	$679	$1,430	$688
William R. Gutow	$392	$587	$576	$1,176	$579
Michael Hegarty	$420	$624	$606	$1,249	$610
J. Atwood Ives(3)	$319	$513	$504	$1,027	$506
John P. Kavanaugh	$393	$589	$577	$1,179	$580
J. Dale Sherratt	$421	$626	$607	$1,253	$612
Laurie J. Thomsen	$407	$607	$592	$1,215	$596
Robert W. Uek	$431	$638	$617	$1,278	$622

Name and Position	Retirement Benefits Accrued as Part of Fund Expense	Total Fees Paid by Funds and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A
Robert C. Pozen	N/A	N/A
Non-Interested Trustees
Robert E. Butler	N/A	$237,853
Lawrence H. Cohn, M.D.	$0 from all Funds	$215,853
Maureen R. Goldfarb	N/A	$216,853
David H. Gunning	N/A	$281,853
William R. Gutow	N/A	$216,853
Michael Hegarty	N/A	$236,853
J. Atwood Ives(3)	$0 from all Funds	$215,853
John P. Kavanaugh	N/A	$217,853
J. Dale Sherratt	$0 from all Funds	$237,853
Laurie J. Thomsen	N/A	$227,853
Robert W. Uek	N/A	$244,103

(1)	For the fiscal year ended March 31, 2010.
(2)	For calendar year 2009 for 99 funds.
(3)	Mr. Ives retired as Trustee of the Funds on December 31, 2009.

Retirement Benefit Deferral Plan — Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

4

Committees

As of March 31, 2010, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.	Butler*, Kavanaugh*, Sherratt*, Thomsen*, and Uek*

COMPLIANCE AND GOVERNANCE COMMITTEE	7	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.	Butler*, Cohn*, Goldfarb*, Gutow*, and Sherratt*

CONTRACTS REVIEW COMMITTEE	8	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All non-interested Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

NOMINATION AND COMPENSATION COMMITTEE	5	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.	All non-interested Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

5

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	7	Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.	Cohn*, Goldfarb*, Gutow*, and Hegarty*

PRICING COMMITTEE	7	Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.	Hegarty*, Kavanaugh*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	4	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.	All non-interested Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

(1)	The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.
*	Non-interested Trustees. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

6

PART I – APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of June 30, 2010, the current Trustees and officers of the Trust as a group owned less than 1% of any class of a Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in each Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2009.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	D
Robert C. Pozen	N	D
Non-Interested Trustees
Robert E. Butler	N	D
Lawrence H. Cohn, M.D.	MFS Massachusetts Municipal Bond Fund: D All Other Funds: N	D(1)
Maureen R. Goldfarb	N	D
David H. Gunning	N	D
William R. Gutow	N	D
Michael Hegarty	N	D
John P. Kavanaugh	N	D
J. Dale Sherratt	MFS Massachusetts Municipal Bond Fund: B All Other Funds: N	D(1)
Laurie J. Thomsen	N	D
Robert W. Uek	N	D

(1)	Includes the value of deferred benefits under the Retirement Benefit Deferral Plan and/or the Trustee Fee Deferral Plan.

25% or Greater Ownership of a Fund

The following table identifies those investors who own beneficially 25% or more of the MFS Virginia Municipal Bond Fund’s voting shares as of June 30, 2010. Shareholders who own beneficially 25% or more of a Fund’s shares may have a significant impact on any shareholder vote of the fund.

Name and Address of Investor	Percentage Ownership
FIRST CLEARING LLC	26.8406% OF MFS VIRGINIA MUNICIPAL BOND FUND
ATTN MUTUAL FUNDS
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

7

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Funds to own beneficially 5% or more of any class of a Fund’s outstanding shares as of June 30, 2010. All holdings are beneficially owned unless otherwise indicated.

Name and Address of Investor	Percentage Ownership
MFS ALABAMA MUNICIPAL BOND FUND

CITIGROUP GLOBAL MARKETS INC	14.3030% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER & SMITH INC	13.2599 OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	6.0521% OF CLASS B SHARES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

PERSHING LLC	12.1221% OF CLASS A SHARES
PO BOX 2052	10.8283% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052

NATIONAL FINANCIAL SVCS LLC	9.3871% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A
82 DEVONSHIRE ST
BOSTON MA 02109

EDWARD D JONES & CO	7.5862% OF CLASS A SHARES
ATTN MUTUAL FUND	9.3233% OF CLASS B SHARES
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

FIRST CLEARING LLC	6.9937% OF CLASS A SHARES
ATTN MUTUAL FUNDS	12.8258% OF CLASS B SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

LPL FINANCIAL SERVICES	12.0579% OF CLASS B SHARES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

WELLS FARGO INVESTMENTS LLC	5.2106% OF CLASS B SHARES
625 MARQUETTE AVE FL 13
MINNEAPOLIS MN 55402-2323

MFS ARKANSAS MUNICIPAL BOND FUND

FIRST CLEARING LLC	16.2455% OF CLASS A SHARES
ATTN MUTUAL FUNDS	9.4401% OF CLASS B SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

8

Name and Address of Investor	Percentage Ownership
EDWARD D JONES & CO	12.6009% OF CLASS A SHARES
ATTN MUTUAL FUND	22.1615% OF CLASS B SHARES
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

PERSHING LLC	8.5974% OF CLASS A SHARES
P.O. BOX 2052	29.0533% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052

MERRILL LYNCH PIERCE FENNER & SMITH INC	6.5738% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	11.1639% OF CLASS B SHARES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

STEPHENS INC	6.2781% OF CLASS A SHARES
111 CENTER ST	5.7634% OF CLASS B SHARES
LITTLE ROCK AR 72201-4402

RAYMOND JAMES & ASSOCIATES INC	6.0727% OF CLASS A SHARES
PO BOX 12749
ST PETERSBURG FL 33733-2749

MFS CALIFORNIA MUNICIPAL BOND FUND

NATIONAL FINANCIAL SVCS LLC	16.5948% OF CLASS A SAHRES
ATTN STEVE REYNOLDS L17A	12.3857% OF CLASS B SHARES
82 DEVONSHIRE ST	10.4245% OF CLASS C SHARES
BOSTON MA 02109

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.6479% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	13.1535% OF CLASS B SHARES
4800 DEER LAKE DR E	19.3988% OF CLASS C SHARES
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS INC	7.1042% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT	12.2401% OF CLASS B SHARES
ATTN CINDY TEMPESTA	8.4234% OF CLASS C SHARES
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

PERSHING LLC	5.3109% OF CLASS A SHARES
PO BOX 2052	9.2505% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052

FIRST CLEARING, LLC	5.308% OF CLASS A SHARES
ATTN MUTUAL FUNDS	8.0391% OF CLASS B SHARES
1 N JEFFERSON AVE	7.9393% OF CLASS C SHARES
SAINT LOUIS MO 63103

LPL FINANCIAL SERVICES	7.1441% OF CLASS B SHARES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

9

Name and Address of Investor	Percentage Ownership
MFS FLORIDA MUNICIPAL BOND FUND

FIRST CLEARING LLC	18.8172% OF CLASS A SHARES
ATTN MUTUAL FUNDS	19.3986% OF CLASS B SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

MERRILL LYNCH PIERCE FENNER & SMITH INC	10.8865% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	19.367% OF CLASS B SHRES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS INC	9.3821% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT	13.6578% OF CLASS B SHARES
ATTN CINDY TEMPESTA
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

NATIONAL FINANCIAL SVCS LLC	8.0648% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	7.5989% OF CLASS B SHARES
82 DEVONSHIRE ST
BOSTON MA 02109

PERSHING LLC	5.6521% OF CLASS B SHARES
PO BOX 2052
JERSEY CITY NJ 07303-2052

MORGAN STANLEY SMITH BARNEY LLC	5.2722% OF CLASS B SHARES
HARBORSIDE FIN CTR PLZ 6TH FL
JERSEY CITY NJ 07311

MARSHA M FULLER TTEE	5.2722% OF CLASS B SHARES
MARSHA M FULLER REV LIVING TRUST
1000 WINDFIELD LN SW
MARIETTA GA 30064-3847

EDWARD D JONES & CO	5.0808% OF CLASS B SHARES
ATTN MUTUAL FUND
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

MFS GEORGIA MUNICIPAL BOND FUND

MERRILL LYNCH PIERCE FENNER & SMITH INC	13.7279% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	12.7871% OF CLASS B SHARES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

NATIONAL FINANCIAL SVCS LLC	12.0305% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	9.1514% OF CLASS B SHARES
82 DEVONSHIRE ST
BOSTON MA 02109

10

Name and Address of Investor	Percentage Ownership
FIRST CLEARING LLC	11.375% OF CLASS A SHARES
ATTN MUTUAL FUNDS	26.6213% OF CLASS B SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

CITIGROUP GLOBAL MARKETS INC	10.5089% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

EDWARD D JONES & CO	7.3926% OF CLASS A SHARES
ATTN MUTUAL FUND	14.5242% OF CLASS B SHARES
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

REEDER C SAVAGE	8.7417% OF CLASS B SHARES
1169 BRIARCLIFF RD NE
ATLANTA GA 30306-2651

PERSHING LLC	6.3252% OF CLASS B SHARES
PO BOX 2052
JERSEY CITY NJ 07303-2052

MFS MARYLAND MUNICIPAL BOND FUND

CITIGROUP GLOBAL MARKETS INC	10.3878% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT	6.5456% OF CLASS B SHARES
ATTN CINDY TEMPESTA
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

FIRST CLEARING LLC	8.3741% OF CLASS A SHARES
ATTN MUTUAL FUNDS	7.3066% OF CLASS B SHRES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

NATIONAL FINANCIAL SVCS LLC	8.2473% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A
82 DEVONSHIRE ST
BOSTON MA 02109

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.7173% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	9.8142% OF CLASS B SHARES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

PERSHING LLC	6.1894% OF CLASS A SHARES
PO BOX 2052	6.4409% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052

11

Name and Address of Investor	Percentage Ownership
EDWARD D JONES & CO	6.2066% OF CLASS B SHARES
ATTN MUTUAL FUND
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

MFS MASSACHUSETTS MUNICIPAL BOND FUND

NATIONAL FINANCIAL SVCS LLC	21.7857% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	11.4443% OF CLASS B SHARES
82 DEVONSHIRE ST
BOSTON MA 02109

FIRST CLEARING LLC	7.8385% OF CLASS A SHARES
ATTN MUTUAL FUNDS
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.0123% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	15.3929% OF CLASS B SHARES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

PERSHING LLC	9.9669% OF CLASS B SHARES
PO BOX 2052
JERSEY CITY NJ 07303-2052

MFS MISSISSIPPI MUNICIPAL BOND FUND

EDWARD D JONES & CO	15.6834% OF CLASS A SHARES
ATTN MUTUAL FUND	22.7019% OF CLASS B SHARES
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

PERSHING LLC	8.0726% OF CLASS A SHARES
PO BOX 2052	14.8869% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052

NATIONAL FINANCIAL SVCS LLC	7.6598% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A
82 DEVONSHIRE ST
BOSTON MA 02109

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.1325% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	6.192% OF CLASS B SHARES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

FIRST CLEARING LLC	6.7971% OF CLASS A SHARES
ATTN MUTUAL FUNDS	8.4777% OF CLASS B SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

12

Name and Address of Investor	Percentage Ownership
CITIGROUP GLOBAL MARKETS INC	7.2117% OF CLASS B SHARES
SURPAS HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

MFS NEW YORK MUNICIPALCIPAL BOND FUND

MAC & CO	17.9028% OF CLASS A SHARES
ATTN MUTUAL FUND OPS
PO BOX 3198
PITTSBURGH PA 15230-3198

CITIGROUP GLOBAL MARKETS INC	8.8256% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT	7.6800% OF CLASS B SHARES
ATTN CINDY TEMPESTA	5.4992% OF CLASS C SHARES
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

NATIONAL FINANCIAL SVCS LLC	8.3484% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	6.4514% OF CLASS B SHARES
82 DEVONSHIRE ST	9.7516% OF CLASS C SHARES
BOSTON MA 02109

PERSHING LLC	8.3093% OF CLASS A SHARES
PO BOX 2052	10.0063% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052	11.2924% OF CLASS C SHARES

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.8547% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	11.9785% OF CLASS B SHARES
4800 DEER LAKE DR E	18.0898% OF CLASS C SHARES
JACKSONVILLE FL 32246-6484

FIRST CLEARING LLC	7.1078% OF CLASS A SHARES
ATTN MUTUAL FUNDS	6.3844% OF CLASS C SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

LPL FINANCIAL	10.5822% OF CLASS C SHARES
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

MFS NORTH CAROLINA MUNICIPAL BOND FUND

FIRST CLEARING LLC	19.4177% OF CLASS A SHARES
ATTN MUTUAL FUNDS	38.6547% OF CLASS B SHARES
1 N JEFFERSON AVE	29.5609% OF CLASS C SHARES
SAINT LOUIS MO 63103

PERSHING LLC	12.29% OF CLASS A SHARES
PO BOX 2052	8.4631% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052	7.4730% OF CLASS C SHARES

13

Name and Address of Investor	Percentage Ownership
EDWARD D JONES & CO	7.769% OF CLASS A SHARES
ATTN: MUTUAL FUND	8.1473% OF CLASS B SHARES
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

NATIONAL FINANCIAL SVCS LLC	7.4579% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	7.8312% OF CLASS B SHARES
82 DEVONSHIRE ST	11.845% OF CLASS C SHARES
BOSTON MA 02109

CITIGROUP GLOBAL MARKETS INC	7.3845% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT	5.9018% OF CLASS B SHARES
ATTN CINDY TEMPESTA	5.3618% OF CLASS C SHARES
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER & SMITH INC	6.0301% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	6.1300% OF CLASS B SHARES
4800 DEER LAKE DR E	11.7163% OF CLASS C SHARES
JACKSONVILLE FL 32246-6484

MFS PENNSYLVANIA MUNICIPAL BOND FUND

PERSHING LLC	12.3722% OF CLASS A SHARES
PO BOX 2052	11.3715% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052

LPL FINANCIAL	10.7592% OF CLASS A SHARES
ATTN. MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

FIRST CLEARING LLC	8.2707% OF CLASS A SHARES
ATTN MUTUAL FUNDS	10.1506% OF CLASS B SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

NATIONAL FINANCIAL SVCS LLC	5.0844% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	7.0028% OF CLASS B SHARES
82 DEVONSHIRE ST
BOSTON MA 02109

CITIGROUP GLOBAL MARKETS INC	7.7059% OF CLASS B SHARES
SURPAS HOUSE ACCOUNT
ATTN CINDY TEMPESTA
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER & SMITH INC	5.8283% OF CLASS B SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

14

Name and Address of Investor	Percentage Ownership
MFS SOUTH CAROLINA MUNICIPAL BOND FUND

EDWARD D JONES & CO	13.2843% OF CLASS A SHARES
ATTN MUTUAL FUND	10.917% OF CLASS B SHARES
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

FIRST CLEARING LLC	12.8694% OF CLASS A SHARES
ATTN MUTUAL FUNDS	25.4628% OF CLASS B SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

PERSHING LLC	9.7379% OF CLASS A SHARES
PO BOX 2052	23.8012% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052

CITIGROUP GLOBAL MARKETS INC	8.5124% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT	7.632% OF CLASS B SHARES
ATTN CINDY TEMPESTA
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

MERRILL LYNCH PIERCE FENNER & SMITH INC	5.7709% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

AMERICAN ENTERPRISE INV SVCS	6.0719% OF CLASS B SHARES
707 2ND AVE S
MINNEAPOLIS MN 55402-2405

MFS TENNESSEE MUNICIPAL BOND FUND

PERSHING LLC	12.7529% OF CLASS A SHARES
PO BOX 2052	17.4305% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052

NATIONAL FINANCIAL SVCS LLC	12.3576% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	15.7282% OF CLASS B SHARES
82 DEVONSHIRE ST
BOSTON MA 02109

FIRST CLEARING LLC	6.4208% OF CLASS A SHARES
ATTN MUTUAL FUNDS	8.1842% OF CLASS B SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 6310

UBS FINANCIAL SERVICES INC	6.2917% OF CLASS A SHARES
PO BOX 11563
KNOXVILLE TN 37939-1563

15

Name and Address of Investor	Percentage Ownership
JAMES WHITE	6.2917% OF CLASS A SHARES
PO BOX 11563
KNOXVILLE TN 37939

MERRILL LYNCH PIERCE FENNER & SMITH INC	5.1357% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	8.9625% OF CLASS B SHARES
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

WILLIAM E PAYNE TOD	6.245% OF CLASS B SHARES
5909 NORTHWOODS DR
HIXSON TN 37343-3647

MFS VIRGINIA MUNICIPAL BOND FUND

FIRST CLEARING LLC	21.1999% OF CLASS A SHARES
ATTN MUTUAL FUNDS	17.4359% OF CLASS B SHARES
1 N JEFFERSON AVE	41.453% OF CLASS C SHARES
SAINT LOUIS MO 6310

MERRILL LYNCH PIERCE FENNER & SMITH INC	7.8187% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	9.6913% OF CLASS B SHARES
4800 DEER LAKE DR E	12.8421% OF CLASS C SHARES
JACKSONVILLE FL 32246-6484

CITIGROUP GLOBAL MARKETS INC	6.6800% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT	13.7243% OF CLASS B SHARES
ATTN CINDY TEMPESTA	6.5604% OF CLASS C SHARES
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

NATIONAL FINANCIAL SVCS LLC	5.2243% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	9.0254% OF CLASS B SHARES
82 DEVONSHIRE ST	5.4204% OF CLASS C SHARES
BOSTON MA 02109

PERSHING LLC	9.3038% OF CLASS B SHARES
PO BOX 2052	10.0777% OF CLASS C SHARES
JERSEY CITY NJ 07303-2052

MFS WEST VIRGINIA MUNICIPAL BOND FUND

FIRST CLEARING LLC	26.7285% OF CLASS A SHARES
ATTN MUTUAL FUNDS	30.4425% OF CLASS B SHARES
1 N JEFFERSON AVE
SAINT LOUIS MO 63103

CITIGROUP GLOBAL MARKETS INC	13.1429% OF CLASS A SHARES
SURPAS HOUSE ACCOUNT	5.1445% OF CLASS B SHARES
ATTN CINDY TEMPESTA
333 W 34TH ST 7TH FLOOR
NEW YORK NY 10001-2402

16

Name and Address of Investor	Percentage Ownership
NATIONAL FINANCIAL SVCS LLC	8.0309% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	12.6249% OF CLASS B SHARES
82 DEVONSHIRE ST
BOSTON MA 02109

EDWARD D JONES & CO	7.8783% OF CLASS A SHARES
ATTN MUTUAL FUND
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

MORGAN STANLEY SMITH BARNEY LLC	9.3497% OF CLASS B SHARES
HARBORSIDE FIN CTR PLZ 6TH FL
JERSEY CITY NJ 07311

CHANDRA S SEKAR	9.3497% OF CLASS B SHARES
4557 SOUTHERN HWY
MINERAL WELLS WV 26150-8321

MERRILL LYNCH PIERCE FENNER & SMITH INC	9.2604% OF CLASS B SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

17

PART I – APPENDIX C - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Benchmark

Barclays Capital Municipal Bond Index
Lipper California Municipal Debt Funds
Lipper Florida Municipal Debt Funds
Lipper Georgia Municipal Debt Funds
Lipper Maryland Municipal Debt Funds
Lipper Massachusetts Municipal Debt Funds
Lipper New York Municipal Debt Funds
Lipper North Carolina Municipal Debt Funds
Lipper Other States Municipal Debt Funds
Lipper Pennsylvania Municipal Debt Funds
Lipper Virginia Municipal Debt Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

18

Ownership of Fund Shares

The following table shows the dollar range of equity securities of each Fund beneficially owned by each Fund’s portfolio manager(s) as of the Fund’s fiscal year ended March 31, 2010. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Funds
Michael L. Dawson	MFS Massachusetts Municipal Bond Fund: D All Other Funds: N

Other Accounts

In addition to the Fund, each Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of each Fund’s fiscal year ended March 31, 2010, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael L. Dawson	17	$3.0 billion	0	N/A	0	N/A

*	Includes the Funds.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for a Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. Each Fund’s trade allocation policies may give rise to conflicts of interest if a Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a Fund’s investments. Investments selected for funds or accounts other than a Fund may outperform investments selected for a Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In most cases, however, the Adviser believes that a Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

19

PART I – APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by each Fund for advisory services, administrative services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

MFS Alabama Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$364,957	$0	$49,899	$22,603
March 31, 2009	$239,200	$133,874	$33,244	$21,878
March 31, 2008	$246,332	$205,276	$71,580	$22,390

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS Arkansas Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$763,511	$0	$97,912	$37,177
March 31, 2009	$455,377	$252,185	$68,863	$33,368
March 31, 2008	$408,536	$340,302	$99,653	$30,560

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS California Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$1,642,986	$0	$222,262	$69,774
March 31, 2009	$1,148,099	$650,201	$201,881	$69,421
March 31, 2008	$1,272,680	$1,060,563	$276,500	$74,563

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS Florida Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$225,183	$0	$35,967	$17,594
March 31, 2009	$170,643	$96,476	$24,338	$18,253
March 31, 2008	$200,844	$167,370	$60,650	$20,172

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS Georgia Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$284,354	$0	$41,675	$19,638
March 31, 2009	$178,904	$99,051	$23,403	$18,750
March 31, 2008	$171,211	$142,676	$54,135	$18,594

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

20

MFS Maryland Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$487,458	$0	$81,497	$27,144
March 31, 2009	$340,578	$192,008	$75,529	$27,210
March 31, 2008	$377,544	$314,619	$105,077	$29,122

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS Massachusetts Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$1,029,906	$0	$143,263	$46,977
March 31, 2009	$643,725	$359,528	$127,895	$43,223
March 31, 2008	$648,095	$540,077	$155,630	$42,713

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS Mississippi Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$469,266	$0	$62,526	$26,441
March 31, 2009	$291,936	$161,003	$42,858	$24,750
March 31, 2008	$255,807	$213,172	$73,134	$22,829

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS New York Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$998,838	$0	$126,260	$45,996
March 31, 2009	$605,222	$324,856	$119,559	$41,831
March 31, 2008	$479,347	$399,454	$127,120	$34,116

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS North Carolina Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$1,713,410	$0	$226,325	$71,966
March 31, 2009	$978,405	$541,429	$177,662	$61,145
March 31, 2008	$949,778	$791,479	$213,614	$58,030

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

21

MFS Pennsylvania Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$545,592	$0	$91,633	$29,203
March 31, 2009	$335,171	$186,150	$74,846	$26,975
March 31, 2008	$321,714	$268,095	$92,587	$26,190

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS South Carolina Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$699,111	$0	$95,084	$34,865
March 31, 2009	$452,541	$253,720	$75,869	$33,152
March 31, 2008	$454,014	$378,344	$110,604	$32,914

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS Tennessee Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$565,804	$0	$73,627	$30,033
March 31, 2009	$356,340	$197,275	$51,586	$28,162
March 31, 2008	$326,281	$271,923	$82,894	$26,425

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS Virginia Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$1,408,347	$0	$194,380	$60,943
March 31, 2009	$875,905	$486,943	$165,258	$55,722
March 31, 2008	$855,855	$713,210	$200,187	$53,243

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

MFS West Virginia Municipal Bond Fund:

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$599,481	$0	$77,066	$31,261
March 31, 2009	$392,745	$220,448	$60,733	$29,973
March 31, 2008	$407,647	$339,679	$99,101	$30,558

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide sub-accounting services.

22

PART I – APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

MFS Alabama Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$205,240	$35,795	$169,445	$0	$5,655
March 31, 2009	$138,944	$24,401	$114,543	$4	$9,667
March 31, 2008	$95,182	$17,126	$78,056	$2	$16,721

MFS Arkansas Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$710,262	$125,419	$584,843	$0	$8,224
March 31, 2009	$386,031	$69,298	$316,733	$9,313	$8,911
March 31, 2008	$338,241	$61,023	$277,218	$0	$25,138

MFS California Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2010	$566,594	$104,731	$461,863	$10,000	$8,309	$9,256
March 31, 2009	$463,896	$81,185	$382,711	$9,101	$34,457	$3,954
March 31, 2008	$291,933	$51,779	$240,154	$12,788	$55,835	$2,776

MFS Florida Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$98,927	$18,137	$80,790	$0	$4,181
March 31, 2009	$89,865	$15,277	$74,588	$683	$9,167
March 31, 2008	$38,039	$6,781	$31,258	$306	$15,365

MFS Georgia Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$112,972	$19,985	$92,987	$0	$1,991
March 31, 2009	$116,243	$21,228	$95,015	$0	$3,460
March 31, 2008	$34,019	$5,916	$28,103	$0	$9,073

MFS Maryland Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$190,305	$33,955	$156,350	$0	$3,058
March 31, 2009	$93,698	$16,521	$77,177	$0	$7,120
March 31, 2008	$115,893	$20,523	$95,370	$2	$15,939

23

MFS Massachusetts Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$474,364	$84,005	$390,359	$18	$6,479
March 31, 2009	$292,731	$53,606	$239,125	$22,793	$18,482
March 31, 2008	$261,534	$46,498	$215,036	$0	$40,480

MFS Mississippi Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$343,840	$62,493	$281,347	$1,000	$2,633
March 31, 2009	$203,845	$35,235	$168,610	$16,540	$14,430
March 31, 2008	$199,734	$36,428	$163,306	$0	$10,257

MFS New York Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2010	$477,505	$85,531	$391,974	$1,155	$8,505	$5,934
March 31, 2009	$306,005	$54,847	$251,158	$6,965	$24,860	$9,288
March 31, 2008	$189,902	$33,356	$156,546	$0	$37,093	$1,312

MFS North Carolina Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2010	$1,011,787	$179,060	$832,727	$9,866	$5,622	$5,897
March 31, 2009	$492,485	$88,205	$404,280	$17,204	$14,294	$9,880
March 31, 2008	$226,611	$40,546	$186,065	$9,677	$27,324	$3,942
MFS Pennsylvania Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$624,898	$112,987	$511,911	$0	$9,400
March 31, 2009	$383,774	$68,659	$315,115	$323	$30,924
March 31, 2008	$196,360	$35,474	$160,886	$500	$30,964

MFS South Carolina Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$749,141	$134,230	$614,911	$987	$6,526
March 31, 2009	$228,163	$41,211	$186,952	$3,782	$7,757
March 31, 2008	$183,408	$33,121	$150,287	$15	$30,867

MFS Tennessee Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$261,735	$46,635	$215,100	$0	$6,319
March 31, 2009	$167,162	$30,664	$136,498	$535	$3,333
March 31, 2008	$121,807	$22,362	$99,445	$0	$10,847

24

MFS Virginia Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2010	$616,940	$113,649	$503,291	$0	$6,933	$4,121
March 31, 2009	$372,772	$66,098	$306,674	$21	$14,315	$1,646
March 31, 2008	$207,807	$36,861	$170,946	$0	$8,918	$1,040

MFS West Virginia Municipal Bond Fund:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares
March 31, 2010	$159,977	$28,607	$131,370	$0	$4,544
March 31, 2009	$129,184	$22,548	$106,636	$0	$5,270
March 31, 2008	$151,784	$27,046	$124,738	$0	$11,627

Distribution Plan Payments

During the fiscal year ended March 31, 2010, each Fund incurred the following expenses for Distribution Plan Payments:

MFS Alabama Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$187,392	$13,746	$173,646
Class B Shares	$61,953	$47,511	$14,442

MFS Arkansas Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$162,749	$8,994	$153,755
Class B Shares	$63,418	$58,073	$5,345

MFS California Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$312,681	$14,031	$298,650
Class B Shares	$150,107	$133,324	$16,783
Class C Shares	$351,682	$83,277	$268,405

MFS Florida Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$0	$0	$0
Class B Shares	$36,828	$36,828	$0

MFS Georgia Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$148,653	$3,111	$145,542
Class B Shares	$37,820	$29,298	$8,522

25

MFS Maryland Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$252,384	$3,379	$249,005
Class B Shares	$74,372	$56,748	$17,624

MFS Massachusetts Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$532,473	$55,852	$476,621
Class B Shares	$161,442	$124,651	$36,791

MFS Mississippi Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$76,268	$6,399	$69,869
Class B Shares	$38,022	$38,022	$0

MFS New York Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$448,885	$116,587	$332,298
Class B Shares	$157,787	$121,953	$35,834
Class C Shares	$267,164	$78,267	$188,897

MFS North Carolina Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$787,796	$31,333	$756,463
Class B Shares	$125,933	$99,344	$26,589
Class C Shares	$536,017	$217,558	$318,459

MFS Pennsylvania Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$99,386	$4,601	$94,785
Class B Shares	$189,959	$169,714	$20,245

MFS South Carolina Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$361,878	$9,690	$352,188
Class B Shares	$107,889	$84,033	$23,856

MFS Tennessee Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$298,404	$2,058	$296,346
Class B Shares	$64,503	$49,463	$15,040

26

MFS Virginia Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$704,057	$18,421	$685,636
Class B Shares	$69,064	$54,177	$14,887
Class C Shares	$247,551	$81,031	$166,520

MFS West Virginia Municipal Bond Fund:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$319,241	$18,200	$301,041
Class B Shares	$56,051	$43,076	$12,975

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PART I — APPENDIX F - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes. Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds. In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption. The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC

1. General Waivers

• Employer Retirement Plans.	✓

2. Benefit Responsive Waivers

• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		✓	✓	✓

• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		✓	✓	✓

•     Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		✓	✓	✓

• Loan from 401(a) or ESP Plan.		✓	✓	✓

• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		✓	✓	✓

• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		✓	✓	✓

• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		✓	✓	✓

• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		✓	✓	✓

•     Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

		✓	✓	✓

28

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC

•     Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

✓

WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

•     Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	✓	✓	✓

B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

•     The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	✓	✓	✓

C. Administrative Service Arrangements

•     Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

✓

D. Qualified Higher Education Expenses

•     Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		✓	✓

E. Scholarship

• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		✓	✓

F. Death of 529 Plan Beneficiary

• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		✓	✓

G. Transfers from Oppenheimer Funds 529 Plan

•     Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

✓

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Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC

•     Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

✓

GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment

• Shares acquired through dividend or capital gain reinvestment.	✓	✓	✓	✓

• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	✓	✓	✓	✓

B. Affiliates of an MFS Fund/Certain Financial Advisers

• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	✓	✓	✓	✓

• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	✓	✓	✓	✓

• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	✓	✓	✓	✓

•     Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	✓	✓	✓	✓

•     Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	✓	✓	✓	✓

• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	✓	✓	✓	✓

C. Involuntary Redemptions

• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		✓	✓	✓

D. Bank Trust Departments and Law Firms

•     Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	✓	✓

E. Investment of Proceeds From Certain Redemptions of Class I Shares

•     The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	✓	✓

30

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
F. Systematic Withdrawals

•     Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			✓	✓

G. Death of Owner

•     Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		✓	✓	✓

H. Disability of Owner

•     Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		✓	✓	✓

I. Asset-based Fee Programs

• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	✓	✓

J. Insurance Company Separate Accounts

• Shares acquired by insurance company separate accounts.	✓	✓

K. No Commissions Paid

• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		✓	✓	✓

L. Miscellaneous

•     In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

✓

•     The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	✓		✓	✓

M. Conversions

• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		✓

• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	✓

31

PART I — APPENDIX G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Funds during the specified time periods:

	Brokerage Commissions Paid During:
Fund	March 31, 2010	March 31, 2009	March 31, 2008
MFS Alabama Municipal Bond Fund	$378.00	$91.00	$0.00
MFS Arkansas Municipal Bond Fund	$427.00	$623.00	$32.00
MFS California Municipal Bond Fund	$2,968.00	$2,377.00	$88.00
MFS Florida Municipal Bond Fund	$346.50	$389.00	$11.00
MFS Georgia Municipal Bond Fund	$32.50	$252.00	$0.00
MFS Maryland Municipal Bond Fund	$738.50	$627.00	$25.00
MFS Massachusetts Municipal Bond Fund	$1,848.00	$879.00	$46.00
MFS Mississippi Municipal Bond Fund	$105.00	$347.00	$18.00
MFS New York Municipal Bond Fund	$1,830.50	$1,624.00	$35.00
MFS North Carolina Municipal Bond Fund	$2,023.00	$1,519.00	$67.00
MFS Pennsylvania Municipal Bond Fund	$980.00	$721.00	$21.00
MFS South Carolina Municipal Bond Fund	$224.00	$840.00	$32.00
MFS Tennessee Municipal Bond Fund	$581.00	$525.00	$0.00
MFS Virginia Municipal Bond Fund	$2,086.00	$1,547.00	$60.00
MFS West Virginia Municipal Bond Fund	$147.00	$567.00	$28.00

Securities Issued By Regular Broker/Dealers

During the fiscal year ended March 31, 2010, the Funds purchased securities issued by the following regular broker/dealers of the Funds, and the following table sets forth the value of each Fund’s aggregate holdings of the securities of each such issuer as of March 31, 2010:

Broker/Dealer	Value of Securities
None	N/A

Transactions with Research Firms

During the fiscal year ended March 31, 2010, the Funds allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms. (1)

Dollar Amount of Transactions With Research Firms	Commissions Paid on Transactions With Research Firms
$0	$0

(1)	The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.

32

PART I – APPENDIX H - ADDITIONAL INFORMATION CONCERNING THE STATES

The following discussion regarding certain economic, financial and legal matters pertaining to the relevant States and their governments is drawn primarily from official statements relating to securities offerings of those States and other publicly available documents, dated as of various dates prior to the date of this SAI, and do not purport to be complete descriptions. The Adviser and its counsel have not independently verified any of the information contained in official statements or other publicly available documents and have not expressed any opinion regarding the completeness or materiality of such information. Discussions regarding the financial condition of a particular State government may not be relevant to Municipal Obligations issued by political subdivisions of that State. Moreover, the general economic conditions discussed may or may not affect issuers of the obligations of these States. None of the information is relevant to any tax-exempt securities issued by territories and possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities.

Alabama Fund:

State Economy and Demographics. Alabama’s economy relies in large part on the automobile, aerospace, electronics, fabricated metals, transportation and forest products industries, all of which may be affected by cyclical changes. In recent years, the automotive industry has become an important part of the State’s economy. Three major automobile assembly plants, two major engine manufacturing plants and numerous parts suppliers are now located within the State. Alabama has experienced moderate economic growth in recent years. According to the U.S. Bureau of Economic Analysis, Alabama’s real gross domestic product (GDP) for 2008 grew at a real annual rate of 0.7%, which ranked 28th among all states. However, like most states, Alabama’s economy has experienced a slowdown beginning in 2008.

According to the U.S. Census Bureau, Alabama had an estimated population of 4,708,708 in 2009 making it the twenty-third largest state by population. Approximately 55% of the State’s population resides in urban areas and 45% in rural areas, as compared to 79% and 21%, respectively, for the United States as a whole.

According to the U.S. Bureau of Labor Statistics, the State’s average annual unemployment rate has increased recently and stood at 10.1% for 2009, which is above the national annual average unemployment rate for 2009 of 9.3%.

The U.S. Bureau of Economic Analysis preliminary estimate of 2009 per capita income in Alabama is $33,096 compared with the national average of $39,138, ranking 41st in the nation and 85% of the national average.

Issuance of Debt. Pursuant to the Constitution of Alabama of 1901, the State is constitutionally prohibited from incurring debt, and the only method by which general obligation debt of the State can be incurred is by an amendment to the Constitution. Limited obligation debt may be authorized by the Legislature without an amendment to the Constitution. The State has followed the practice of financing certain capital improvement programs, principally for highways, education and improvements to the facilities of the Alabama State Port Authority, through the issuance of limited obligation bonds payable solely out of certain taxes and other revenues specifically pledged for their payment and not from the general revenues of the State. Such limited obligation bonds are not general obligations of the State, and the full faith and credit of the State have not been pledged to the payment thereof.

As of April 1, 2010, nine series of general obligation bonds of the State, aggregating $661,695,000, remain outstanding. The full faith and credit of the State are pledged for the payment of each of those issues. The State has historically paid from the General Fund the principal of and interest on those of its general obligation bonds for which no moneys or taxes are specifically pledged or earmarked. On November 7, 2000, voters approved Amendment No. 666 to the Constitution that authorized the use of funds from the Alabama Capital Improvements Trust Fund for payment of principal and interest on certain general obligation bonds of the State, providing an additional source of payment for those bonds.

The Legislature (through enabling legislation) and the Governor (by executive order) have created public corporations and authorities of the State for the purpose of financing certain projects and programs such as public highways, public education facilities, judicial facilities, student loans, industrial site preparation grants and surveys, single and multi-family housing and agricultural development loans. The obligations of such public corporations and authorities are not general obligations of the State, but rather are limited obligations of the issuer, payable solely from the revenues pledged for the obligations of each such issuer including, in some cases, earmarked tax revenues and, in other cases, revenues from the projects or programs financed.

Fiscal Matters. Under the Alabama Constitution, if, at the end of any fiscal year, the moneys in the State Treasury are not sufficient for the payment of all proper claims presented to the Comptroller, then, as of the end of the fiscal year, the Comptroller is required to issue warrants only for that proportion of each such claim as the amount available for the payment of claims bears to the total of all claims. The courts of Alabama have interpreted this provision to require the annual financial operations of the State to be on a balanced budget and to prevent any department of the State from creating State debt. Consequently, in the event of a deficit, the available moneys are to be prorated among all claims presented for payment. At the end of the fiscal year all excess unpaid appropriations which exceed the moneys in the State Treasury after proration, become null and void.

The Supreme Court of Alabama has held that certain expenses of the State necessary for essential functions of government are not subject to proration. Such expenses include fixed salaries and other fixed expenses and payment of debt service on outstanding general obligation bonds of the State. Nonetheless, there can be no assurance that the Supreme Court of Alabama will not, upon further consideration of the issue, modify its earlier decisions and rule that debt service payments on the bonds of the State may be made subject to proration. Previous proration (which has occurred from time to time since 1933) has not, however, resulted in any default in the payment of the bonds of the State.

33

The General Fund is one of the primary operating funds of the State of Alabama. Revenues credited to the General Fund are used for the ordinary expenses of the executive, legislative and judicial departments of the State, for other functions of the government, for debt service on certain general obligation bond issues and for capital outlays. Moneys on deposit in the fund are appropriated by the Legislature on an annual basis. For the fiscal year ended September 30, 2009, the General Fund had an unobligated ending cash balance of $140,310,000 (unaudited), which reflects a decrease of $79,993,000 from the prior year. General Fund revenues for the fiscal year ended September 30, 2009 were $1,602,572,000 (unaudited) compared to $1,814,313,000 for the prior year.

The Education Trust Fund is the largest operating fund of the State. Revenues credited to the Education Trust Fund are used for the support, maintenance and development of public education and capital improvements relating to educational facilities. Moneys on deposit in the fund are appropriated by the Legislature on an annual basis. For the fiscal year ended September 30, 2009, the Education Trust Fund had an unobligated ending cash balance of $0 (unaudited), which reflects no change from the prior year. Education Trust Fund revenues for the fiscal year ended September 30, 2009 were $5,679,120,018 (unaudited) compared to $6,414,613,454 for the prior year. The State declared proration in the education budget with a current estimated reduction in the amount of spending for the 2009-10 fiscal year of 7.5%.

State Retirement Programs. The State maintains two major retirement programs: the Teachers’ Retirement System of Alabama (the “Teachers’ System”) and the Employees’ Retirement System of Alabama (the “Employees’ System”). The Teachers’ System and the Employees’ System (the “Systems”) were established in 1941 and 1945, respectively, and at this time cover most public employees in the State. As of September 30, 2008, there were 141,528 active members in the Teachers’ System and 88,002 active members in the Employees’ System. Approximately 53,906 of the members of the Employees’ System were active local government employees for whom the State makes no contribution. The Systems are funded by (1) employee contributions, (2) employer contribution appropriations by the Legislature from the Education Trust Fund, the General Fund and other funds and (3) earnings on investments. The participation of the active members is implemented through a salary reduction agreement with the employees and concurrent contributions by the employer. The State also maintains a relatively small Judicial Retirement Fund established in 1973 for State judges. As of September 30, 2008, 336 active members were covered by the Judicial Retirement Fund.

The statute creating the Employees’ System, which allows covered local government employees to elect to participate in the Employees’ System, provides that, notwithstanding anything to the contrary, the Employees’ System shall not be liable for the payment of any pensions or other benefits on account of employees of any local government, whether active or retired, for which reserves have not been previously created from funds contributed by each such local government for the employees of that local government.

The Systems provide retirement, disability and death benefits, and the benefits are available to members at varying times during their creditable service. While there are variations in certain benefits, the basic annual service retirement allowance is 2.0125% of the member’s final compensation (average of highest three years out of final ten years) multiplied by the number of years of creditable service. Retirement benefits are available after 25 years of creditable service or after 10 years of creditable service and attainment of age 60. Members of the Systems are qualified for vested deferred benefits after completion of 10 years of creditable service. A member who is not eligible for vested deferred benefits is entitled only to the return of his own contributions and a limited amount of interest. Judges, law enforcement officers and firefighters have greater retirement benefit percentages per year of creditable service, as well as a lesser age and service requirement for full benefits.

In accordance with the governing statutes, the actuary determines whether the employer contributions are sufficient to meet the accruing liabilities of the Systems or whether adjustments, on the basis of actual experience, are necessary to maintain the Systems in an actuarially sound condition. Contributions of 12.51% of active payroll for the Teachers’ System, 11.94% of active payroll for the Employees’ System (30.57% for State policemen) not including local government employees for which contributions are not funded by the State and 24.20% of active payroll for the Judicial Retirement Fund are currently being made for the 2010 fiscal year on the basis of these determinations, which have been certified by the boards of directors of the Systems, as required by law.

There is, of course, no guarantee that future Legislatures will not provide further increases in benefits without providing either for corresponding increases in member contributions or increases in taxes to fund the increased level of benefits, the net effect of which could be the disbursement of a higher proportion of the State’s assets to fund the Systems than that represented by the contributions by the State for the current fiscal year.

Total actuarial value of assets of the Teachers’ System as of September 30, 2008, was $20,812,000,000. The actuary determined that the unfunded actuarial accrued liability of the Teachers’ System as of September 30, 2008 was $5,992,000,000.

Total actuarial value of assets of the Employees’ System as of September 30, 2008, was $4,912,248,475 for State employees (excluding policemen) and $350,685,611 for policemen. The actuary determined that the unfunded actuarial accrued liability of the Employees’ System as of September 30, 2008 was $1,701,550,000 for State employees (excluding policemen) and $138,371,614 for policemen.

Total actuarial value of assets of the Judicial Retirement Fund as of September 30, 2008, was $259,071,291. The actuary determined that the unfunded actuarial accrued liability of the Fund as of September 30, 2008 was $64,356,809.

Additional information respecting the Systems may be viewed and downloaded at the Retirement Systems of Alabama website: http://www.rsa.state.al.us.

34

Post-Employment Health Benefits. In addition to the pension benefits provided by the Systems, the State provides postretirement health care benefits to all retired State employees through the State Employees’ Health Insurance Plan (SEHIP) and to all retired employees of State educational institutions and employees of local school systems through the Public Education Employees’ Health Insurance Plan (PEEHIP).

Based on the most recent actuarial report for PEEHIP, PEEHIP had an unfunded actuarial accrued obligation of $12,664,597,9742 as of September 30, 2008. The report also indicates that PEEHIP has an annual required contribution of $1,006,033,794 that would be payable beginning with the fiscal year ending September 30, 2011, to fund the obligations in an actuarially sound manner (the report indicated a required contribution of $970,329,620 for the fiscal year ending September 30, 2010). Based on the most recent actuarial report for SEHIP, SEHIP has an actuarial accrued unfunded obligation of $2,984,795,779 as of September 30, 2008. The report also indicates that SEHIP has an annual required contribution of $211,275,968 payable beginning with the fiscal year ended September 30, 2009, to fund the obligations in an actuarially sound manner.

Debt Ratings. The general obligation debt of the State is rated “Aa1”, “AA” and “AA+” by Moody’s Investors Service, Standard & Poor’s and Fitch IBCA, Inc., respectively. Obligations issued by public corporations and authorities on behalf of the State as well as obligations issued by local governments and any public corporations and authorities issuing obligations on their behalf are assigned separate ratings, which may differ significantly from the ratings assigned to the State’s general obligation debt. There is no assurance that any such ratings will remain in effect for any given period of time or that they may not be lowered or withdrawn entirely if, in the judgment of the rating agency in question, circumstances should warrant such action. Any such downward revision or withdrawal of any rating assigned to such debt obligations could have an adverse effect on their market price.

Local Issuers. There are a number of local governmental entities, public corporations and other quasi-governmental entities that issue debt obligations in the State. These entities issue debt obligations on their own behalf, and many also issue conduit obligations payable solely from amounts received from an underlying private borrower. Local issuers are subject to economic risks specific to the particular locality, which may vary significantly from the economic risks faced by the State or the nation generally. Certain local issuers have no taxing power and others have taxing power that is subject to constitutional or statutory limits. The credit quality of debt obligations issued by a local issuer may vary considerably from the credit quality of debt obligations issued by the State.

Jefferson County. Jefferson County, the largest county in the State by population, has been experiencing significant financial difficulties since early 2008. The trustee for the County’s approximately $3.2 billion of outstanding sewer revenue warrants has declared events of default with respect to such warrants and has sought, among other remedies, the appointment of a receiver over Jefferson County’s sewer operations in Alabama state court. Jefferson County also has $105 million of outstanding general obligation variable rate demand warrants, which have been tendered by the holders and purchased by the liquidity providers and are now subject to accelerated amortization. Jefferson County has indicated that it will not be able to pay such warrants on the accelerated amortization schedule provided in the liquidity facilities. Jefferson County’s occupational tax was declared invalid in January 2009 by a state court, and the validity of the replacement occupational tax approved by the Alabama legislature has been challenged in state court. The occupational tax revenues account for approximately twenty-five percent of the County’s general fund revenues. Although Jefferson County is continuing its efforts to restructure its debt, no assurance can be given that it will be successful. Jefferson County officials have discussed the possibility of filing for Chapter 9 bankruptcy protection if the County is unable to restructure its debt.

Developments with regard to Jefferson County may also have adverse effects on debt obligations of other issuers in the State. The nature and extent of the potential adverse effects on debt obligations of other issuers in the State is impossible to determine due to, among other factors, the unprecedented amount of debt involved in the Jefferson County financial crisis and the limited historical precedent for defaults and Chapter 9 bankruptcy by general purpose governmental entities, but may include, without limitation, a decrease in the market price and liquidity of such obligations.

Arkansas Fund:

The following discussion highlights some important financial information, which is drawn from an Official Statement for the $253,225,000 State of Arkansas Federal Highway Grant Anticipation and Tax Revenue Refunding Bonds (General Obligation), Series 2010, dated June 1, 2010 (the “OS”). It does not purport to be a complete description and does not represent a complete analysis of every material fact affecting the State’s or its local governments’ debt obligations.

General Demographic Factors. Arkansas, a south-central state bordered by Missouri, Tennessee, Mississippi, Louisiana, Texas, and Oklahoma, ranks 27th nationally in area, with 34,036,700 acres. Nicknamed “The Natural State,” Arkansas is known for its beauty, clear streams and lakes, and an abundance of natural wildlife. The terrain of Arkansas is almost equally divided between lowlands and highlands, with the gulf coastal plain on the east and south and the interior highlands in the west and north. The lowlands of eastern Arkansas have mainly been used as farmland. Southern Arkansas contains a wide range of forests and farmland. The highlands of northern and western Arkansas are used for grazing land, poultry and livestock industries, and a large tourism industry.

The population of Arkansas in 2009 was estimated at 2,889,450. Arkansas has eight metropolitan statistical areas with the largest being Little Rock/North Little Rock/Conway at an estimated population in 2008 of 675,069. Little Rock, the State’s capital, is centrally located and serves as the major transportation, governmental, and industrial center of the State.

The State provides a full range of services including education, health and human services, transportation, law, justice and public safety, recreation and resource development, regulation of business and professionals, and general government. The State’s transportation systems are multimodal and include waterways, highways, air routes, and railways. The State shares financial responsibility for public education with local school districts. The State provides its share of financial support to equalize educational opportunities by compensating for local

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differences in ability to support education. As of June 30, 2009, the average daily membership in public elementary and secondary schools was 459,460, and there were 36,215 certified personnel employed by the public schools. An estimated $8,256 was spent per pupil in the 2009-2010 school year. There are 33 State-supported institutions of higher education, as well as two publicly supported law schools and one publicly supported school of medicine. Arkansas has 108 hospitals licensed by the Arkansas Department of Health, with approximately 12,000 licensed beds. A major industry of Arkansas is tourism. Arkansas has 52 state parks and museums, five national parks, and active symphony, theater, and opera organizations within the State

State Economic Information. During the past 25 years, Arkansas’s economy has shifted from agriculture to light manufacturing to more sophisticated processes and products such as electronics, transportation equipment, and industrial machinery. Services and manufacturing account for the largest share of the State’s gross product. The electronics/industrial machinery sector in Arkansas includes electronics, industrial and commercial machinery, and computer equipment. Information technology represents one of the fastest growing industries in Arkansas. Arkansas’s information technology sector includes businesses that provide computer programming, data processing and management, computer software and systems design, information retrieval, telephone communications, and other technology-related business services. The health services, wholesale/retail trade, and services sectors have also grown in recent years. The tourism industry also is important to Arkansas with tourists spending more than $5 billion in Arkansas in 2008. Agriculture and agriculture-related biotechnology also play an integral part in the Arkansas economy. Arkansas ranks first in the nation in rice production and second in poultry and cotton production. Other chief agricultural products include soybeans and wheat. Principal manufactured products include chemicals, food products, lumber and wood products, paper, electronic equipment, rubber and plastic products, furniture, home appliances, apparel, machinery, transportation equipment, and steel. In addition, the State has significant natural gas and oil producing interests, as well as mining and forestry activities. The diversification of economic interests has lessened the State’s cyclical sensitivity to the impact of any single sector. The unemployment rate for 2009 averaged 7.3% compared to a national rate of 9.3%.

The gross domestic product for Arkansas in 2008 was $98,331 (millions) and retail sales were $43,821 (millions). Property values in Arkansas for real and personal property in 2008 totaled an assessed value of $38,730 (millions). The employment distribution among various sectors of the economic base of Arkansas in 2008 was as follows: 21% Trade, Transportation, and Utilities; 16% Manufacturing; 16% Government; 13% Education and Health Services; 10% Professional and Business Services; 9% Leisure and Hospitality; 5% Construction; 4% Financial Activities; 2% Natural Resources and Mining; 2% Information; and 2% Other Services.

Arkansas is a leader in the South for its favorable business climate and low cost of doing business. The State’s average cost of living for the metropolitan statistical areas is consistently lower than the national average. Businesses are able to enjoy low tax obligations through incentives, exemptions, credits, and refunds. Four Fortune 500 firms are headquartered in Arkansas: Dillard’s, Inc., Tyson Foods, Inc., Wal-Mart Stores, Inc., and Murphy Oil Corporation. An additional 57 Fortune 500 companies have operations in Arkansas.

Fiscal Matters. The General Assembly, the Office of Budget, and the Office of Accounting of the Department of Finance and Administration (“DFA”), the Governor, the Treasurer, and the Division of Legislative Audit share responsibility for statewide financial management. The State is prohibited from deficit spending by its Constitution, and spending is limited to actual revenues received by the State. The General Assembly is responsible for legislating the level of State services and appropriating the funds for operations of State agencies. The Office of Budget prepares the Executive Budget with the advice and consent of the Governor and also monitors the level and type of State expenditures. The Office of Accounting has responsibility for maintaining fund and appropriation control and, in conjunction with the Auditor of the State, has responsibility for the disbursement process. The Treasurer has responsibility for maintaining the State fund balances and the investment of State funds, with the advice of the State Board of Finance. The Division of Legislative Audit has responsibility for performing financial post-audits of State agencies.

Budgetary control is maintained through legislative appropriation. State agencies submit budgetary requests annually to the Office of Budget of the DFA. The Office of Budget prepares the Executive Budget and an estimate of general revenues. The General Assembly appropriates money after consideration of both the Executive Budget and the revenue estimate. The appropriation process begins in the joint House-Senate Budget Committee and then proceeds through both houses of the General Assembly. Legislative appropriations are subject to the Governor’s approval or veto, including the authority of line-item veto.

DFA maintains control over the spending patterns of the State through control at the line-item level. Arkansas Code Title 19 (Public Finance) requires the Director of the DFA, who is the State’s Chief Fiscal Officer, to be aware of the actual and estimated funds available at all times to ensure that they are sufficient to maintain the State on a sound financial basis without incurring a deficit. The law provides that 60 days prior to the convening of the General Assembly each year, the Governor shall issue a General Revenue Forecast based on the aggregate revenue forecasts of each state agency. The forecast identifies the expected level of general revenues collections and the net distributions of those revenues for the year, as required by the state’s Revenue Stabilization Act. The General Assembly then authorizes the level of funded appropriation each year based on the annual general revenue distribution along with other special and federal revenue sources.

At the close of the 2009 fiscal year, total State revenues were $13,097,507 (thousands). Total expenditures were $12,159,384 (thousands). The excess of revenues over expenditures was $938,123 (thousands). The total net change in fund balance totaled $7,905 (thousands) with $3,567,277 (thousands) as the fund balance at the beginning of the year and $3,575,182 (thousands) at the end of the year.

Indebtedness of the State of Arkansas. The Constitution and laws of the State of Arkansas do not limit the amount of debt that may be incurred by the State. General obligation debt may be incurred only upon approval of the electors of the State at a general election or a special election held for such purpose. The State issues both general obligation bonds and special obligation or revenue bonds. General obligation bonds are backed by the full faith and credit of the State, and revenue bonds are backed by a revenue source and restricted funds as specified in the bond resolution. Revenue bonds generally are designed to be self-supporting from the revenue source related to the financed program.

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Depending on the issuing entity, the State’s bonds are rated between Aaa and Baa1 by Moody’s Investor Service, with general obligations bonds generally rated Aa2. The rating of Aa2 indicates a very strong creditworthiness compared to similar issues.

General obligation bonds outstanding at June 30, 2009 totaled $855,848 (thousands). In addition, the State, by and through the Arkansas Natural Resources Commission, has issued Water, Waste Disposal, and Pollution Abatement Facilities General Obligation Bonds, Series 2010A, in the principal amount of $23,000,000 with a final maturity date in 2044 and Series 2010B and Series 2010C in the principal amounts of $37,595,000 and $9,500,000, respectively, with final maturity dates in 2020. The State has also issued the Federal Highway Grant Anticipation and Tax Revenue Refunding Bonds, Series 2010, in the aggregate principal amount of $253,225,000 for the purpose of refunding bonds previously issued to finance the rehabilitation of interstate highways in the State (the “Highway Bonds”). Following the issuance of the Highway Bonds, the general obligation debt (principal) of the State was $800,308,000. With an estimated 2009 population of 2,889,450, the general obligation debt per capita is $276.98. Arkansas also has a number of issues of special obligation or revenue bonds outstanding.

In regard to guaranteed indebtedness, the Arkansas Economic Development Commission (“AEDC”) has the authority to guarantee repayment of indebtedness incurred by private borrowers, not to exceed $5,000,000 in each instance, to promote industrial development within the State. In addition, the Arkansas Department of Finance and Administration (“ADFA”) may guarantee bonds issued by cities and counties for industrial development purposes, bonds and loans issued by ADFA, and obligations issued by a venture capital investor group.

The State’s governmental activities had $1.115 billion in bonds, notes payable, installment sales payable, and capital leases outstanding at June 30, 2009. Also, at that time, the governmental activities of the State had approximately $117.6 million of claims and judgments outstanding. The State’s business-type activities had $1.484 billion in bonds, notes payable, and capital leases outstanding at June 30, 2009. At that time, the business-type activities had approximately $290.7 million of claims and judgments outstanding.

State Retirement Programs. Arkansas currently has five major retirement systems for its employees: the Arkansas Public Employees Retirement System (“APERS”), the Arkansas State Police Retirement System (“State Police System”), the Arkansas Judicial Retirement System (“AJRS”), the Arkansas Teacher Retirement System (“ATRS”), and the Arkansas State Highway Employees Retirement System (the “Highway System”).

APERS is a cost-sharing, multiple-employer, defined benefit plan covering all State employees not covered by another authorized plan, although a small number of the participants in this system do continue in a participatory program in existence prior to 1978. As of June 30, 2009, the number of active participants in the program was 44,702, and the number of retired and survivor beneficiaries was 24,792. The State Police System is a single-employer, defined benefit pension plan covering all commissioned police officers of Arkansas State Police. The State Police System is administered by APERS and, as of June 30, 2009, included 444 active participants, 95 deferred retirement active participants, and 455 retired participants and survivor beneficiaries. AJRS is a single-employer, defined benefit pension plan which covers all Circuit and Court of Appeals Judges and Supreme Court Justices. As of June 30, 2009, there were 138 active participants and 123 retired participants and survivor beneficiaries in AJRS. ATRS is a cost-sharing, multiple-employer, defined benefit plan which covers all Arkansas Public School employees, with some exceptions, and employees of State colleges and universities and the Department of Vocational and Technical Education Division who do not elect a qualified alternative retirement plan. As of June 30, 2009, there were 75,286 active participants and 28,818 retired participants. The Highway System is a single-employer defined benefit plan covering all employees of the Arkansas State Highway and Transportation Department. As of June 30, 2009, there were 3,615 active participants and 2,756 retired participants and beneficiaries.

Other Post Employment Benefits. In addition to the pension benefits, the State provides other post employment benefits through the Employee Benefits Division of DFA and, for uniformed state police employees, through the Arkansas State Police. State colleges and universities also provide other post-employment benefits.

Economic Forecast. The State’s personal income for the 2010 fiscal year is estimated at $43.996 (billion), a decrease of $109.1 million from 2009. In 2010, wage and salary employment is expected to average 1,167,880 jobs, a decrease of 23,800 jobs from 2009. The actual net revenues collected in 2009 were $4,434.7 million, and the estimated actual net revenues for 2010 are estimated at $4,408.8 million.

California Fund:

The following discussion highlights some important financial information, which is drawn from official statements relating to securities offerings of the State (including the official statement for the State’s $3,400,000,000 Various Purpose General Obligation Bonds (Federally Taxable) dated March 25, 2010, the “Latest OS”), its agencies or instrumentalities, as available as of the date of this Statement of Additional Information and well as other releases recently made by the State and the federal government. It does not purport to be a complete description and does not represent a complete analysis of every material fact affecting the State’s or its municipalities’ debt obligations. The California Fund has not independently verified the information contained in such official statements and other publicly available documents, and will not update it during the year.

General Demographic and Economic Factors

California’s economy, the largest among the U.S. states and one of the largest in the world, has major components in high-technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. The California economy has been particularly hard hit by the current national recession. The State’s population, which grew considerably faster than the nation as a whole during most of the second half of the 20th century, is about 38.5 million (July 1, 2009 estimate), which represents approximately 12.5% of the total United States population.

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Total personal income in California, estimated at $1.604 trillion in 2008, accounts for over 13% of all personal income in the nation, and total civilian employment was over 16.2 million in 2009 (a loss of close to a million jobs in the space of a 2 year period), the majority of which was in the service, trade and manufacturing sectors. The latest statistics from the U.S. Department of Labor (April 2010) pegs unemployment at 12.6%, the third highest rate in the nation. The number of people unemployed in California was 2,300,000, down by 7,400 over the previous month, and up by 290,000 compared with April of 2009. As will be further discussed herein, the State of California (and by extension, but to a substantially lesser degree, its political subdivisions) has been extraordinarily hard hit by the national recession. Real property values within the State have declined precipitously, foreclosures (on a percentage basis) are the fourth highest in the nation, unemployment has skyrocketed, resultant from which the State has severely diminished revenue collections and its structural problems in balancing its budget have been greatly exacerbated.

State Finances

The State’s moneys are segregated into over 1000 funds, the lion’s share of which are found in the General Fund. The General Fund is credited with all revenues received by the State Treasury and not required by law to be credited to any other fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.

The Special Fund for Economic Uncertainties (the “SFEU”) is funded with General Fund revenues and was established to protect the State from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund; such transfers are characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund. There are currently no funds in the SFEU.

Proposition 58 created a second budgetary reserve call the Budget Stabilization Account (the “BSA”). The BSA is funded from transfers from the General Fund, such transfers continuing until the BSA reaches the greater of $8 billion or 5% of the estimated General Fund revenues for a given fiscal year. All funds within the BSA were transferred to the General Fund in January of 2008. Required deposits to the BSA in fiscal years 2008-09 and 2009-10 were suspended due to the poor condition of the General Fund. The Governor’s budget for fiscal year 2010-2011 also suspends the deposit to the BSA due to the continuing poor condition of the General Fund. Further, pursuant to Proposition 58, the State is required to adopt a balanced budget, make mid-year adjustments in the event that the budget falls out of balance and requires the Governor to call a special legislative session to address shortfalls in the budget. The State’s financial circumstances are so bleak, that the SFEU and BSA have been completely ineffective, and the economic buffers anticipated therefrom have failed to materialize.

Overview of Recent California Budgetary Results. In the early part of the current decade (as is also currently the case), the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures. The budgets for these earlier years were ultimately brought into balance with substantial reliance on one-time measures, internal borrowing, and external borrowing. California also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants and Economic Recovery Bonds (as herein described). A vibrant State economy and the increased revenues therefrom, made for more easily balanced budgets during the mid 2000s. However, stagnant national and California economies have brought structural budgetary issues back to the forefront in the later part of this decade. The current national recession has greatly exacerbated this structural budgetary issue, and the State faces, one of the biggest and most difficult budget deficit situations in the nation.

Recent Budgets. The discussions below of the fiscal year 2008-09 and 2009-10 budgets (referred to herein as fiscal year budgets for the year ending portion of the period) are based on estimates and projections of revenues and expenditures as supplied by the State. These estimates and projections are based upon public releases from the California Department of Finance and the Latest OS.

Fiscal Year 2008-09 Budget. The 2008 Budget Act was adopted by the Legislature on September 16, 2008, and signed into law by the Governor on September 23, 2008 (the “2008 Enacted Budget”). The 2008 Enacted Budget resolved the $17.3 billion budget deficit earlier identified and provided for modest reserves at the end of the fiscal year. The 2008 Enacted Budget did not resolve the State’s persistent structural deficit, but it did deal with the deficit issues arising that year. With the worsening of the State’s economy, the projections in the 2008 Enacted Budget turned out to be much too optimistic. Precipitous declines in state revenues (chiefly in income tax collections) resulted in the emergence of a combined $42.6 billion General Fund Budget gap for fiscal years 2008-09 and 2009-2010. The Governor called three special sessions of the Legislature to take actions on various budget items and address the State’s cash shortage.

Fiscal Year 2009-10 Budget. The 2009 Budget Act was adopted by the Legislature on February 19, 2009, and signed into law by the Governor on February 20, 2009 (the “2009 Enacted Budget”). The 2009 Enacted Budget addressed the combined $42.6 billion deficit for fiscal years 2008-09 and 2009-10 that had been previously identified. The 2009 Budget Act included a combination of budget cuts, revenue enhancements and approximately $8 billion in federal stimulus funds to offset the aforementioned budget deficit. The revenue enhancements (Propositions 1A through 1F) required voter approval in a special election held on May 19, 2009. All five of the revenue enhancing Propositions placed before the voters failed in referendum. On July 24, 2009, the Legislature approved amendments to the 2009 Enacted Budget and the Governor signed the Amended 2009 Budget Act on July 28, 2009. The Amended 2009 Budget Act included another $24 billion in solutions to address the further deterioration of the State’s fiscal situation identified in the State’s fiscal year 2009-10 May Revision. Under the Amended 2009 Budget Act, General Fund revenues and transfers were projected to increase 6.4 percent, from a revised $84.1 billion in fiscal year 2008-09 to $89.5 billion in fiscal year 2009-10. The Amended 2009 Budget Act contained General Fund appropriations of $84.6 billion in fiscal year 2009-10, compared to $91.5 billion in fiscal year 2008-09, a 7.5 percent decrease. The June 30, 2010 total reserve was projected to be $500 million as compared to the revised June 30, 2009 reserve of negative $4.5 billion. Subsequent events after adoption of the Amended 2009 Budget Act exceeded the reserve such that the State now projects the fiscal year will end with a negative balance of $5.4 billion at June 30, 2010.

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Governor’s Proposed Fiscal Year 2010-11 Budget/Outlying Years. The fiscal year 2010-11 Governor’s Budget proposes a combination of spending reductions, alternative funding, fund shifts and additional federal funds to close the State’s estimated $19.9 billion budget shortfall. The solutions consist of $8.5 billion in expenditure reductions (approximately 42.7 percent of total solutions), $6.9 billion in federal funds solutions (34.7 percent), $3.9 billion in alternative funding solutions (19.6 percent), and $572 million in fund shifts and other revenues (2.8 percent).The Governor declared a fiscal emergency and called the Legislature into special session in order to close the budget gap as soon as possible. The 2010-11 Governor’s Budget includes solutions for action in the special session that will close $8.9 billion of the budget gap. Delays in the adoption of these proposals until the enactment of the 2010-11 Governor’s Budget would result in the loss of a significant portion of the proposed budgetary solutions and thereby necessitate even deeper cuts in fiscal year 2010-11. During the special session, which ended March 11, 2010, the Legislature adopted and sent to the Governor legislation intended to reduce the budget gap by about $3.2 billion, a portion of which (intended to provide $2.1 billion in savings) the Governor vetoed. The remaining legislation, signed by the Governor on March 22, 2010, eliminates the sales tax on gasoline and replaces it with a higher excise tax, a portion of which, together with other existing revenues, will be applied to offset General Fund costs for certain transportation expenses.

Since many of the budget balancing actions in the Amended 2009 Budget Act and Governor’s fiscal 2010-11 Budget are either one-time actions, or involve loans which have to be repaid, or are based on temporary revenue increases or the non-recurring receipt of federal stimulus funds, budget gaps of several billions of dollars a year are expected to recur in fiscal year 2011-12 and subsequent years. The State has projected that, assuming adoption of the Governor’s fiscal year 2010-11 Budget as proposed (including fiscal year 2009-10 adjustments), and using expenditure obligations under existing law and various assumptions concerning revenues in future years, the state would, in the absence of taking additional steps to balance its budget, face an “operating deficit” (expenditures exceeding revenues in the same fiscal year) of $5.7 billion in fiscal year 2011-12, $6.0 billion in fiscal year 2012-13 and $3.8 billion in fiscal year 2013-14.

Bond Ratings

Standard & Poor’s, Moody’s and Fitch Ratings assign ratings to California’s long-term general obligation bonds. The State’s general obligation bond ratings, from all its rating agencies, were dropped considerably in calendar year 2009 with the agencies all citing liquidity pressures, likelihood of lower revenues and a continuing economic decline. In March of 2010 California issued its general obligation bonds that were rated “Baa1”, “A-”, and “BBB” by Moody’s, S&P and Fitch, respectively. Subsequently, in April of 2010, Moody’s raised the State’s general obligation bond rating to “A1” from “Baa1”, and Fitch raised the State’s general obligation bond rating to “A-” from “BBB”. Each of these rating increases reflects a recalibration of certain public finance ratings by the applicable rating agency. Each such rating agency is recalibrating its U.S. municipal ratings from the municipal scale to the global scale. The recalibration does not reflect a change in credit quality, or a change in the rating agency’s credit opinion, of an issue or issuer. The recalibration is simply a change in scale.

The obligations of California’s municipalities are generally stand alone credits, rated on their own, and not affected by the State’s bond ratings. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for State-insured hospital bonds) are generally linked directly to California’s rating.

State Appropriations Limit and Other Constitutional Limits on Taxes

The ability of the State of California and its political subdivisions to generate revenue through real property and other taxes and to increase spending has been significantly restricted by various constitutional and statutory amendments and voter-passed initiatives. Such limitations could affect the ability of the State and/or municipal issuers to pay interest or repay principal on their obligations. Such limitations have had, and continue to have, a profound impact on the State’s and its municipalities’ ability to balance their respective budgets.

Limitation on Property Taxes. Certain debt obligations of the State and its political subdivisions may rely, in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, adopted in 1978, which limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes (Proposition 13). Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except for new construction or upon change of ownership. Certain narrow exceptions apply to this limitation.

Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner’s date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties, but its constitutionality was upheld in 1992 by the U.S. Supreme Court.

State Appropriations Limit. Since 1979, the State and its political subdivisions have been subject to annual appropriations limit imposed by Article XIIIB of the California Constitution. This Article significantly limits spending by State and local governments. To the extent that “proceeds of taxes” of California or a local government exceed its Article XIIIB appropriations limit, such proceeds must be rebated to taxpayers. In 1988 and 1990, Article XIIIB was substantially modified by Propositions 98 and 111, respectively. These initiatives required California to set aside a prudent reserve fund for public education, and guarantee a minimum level of State funding of public elementary and secondary schools and community colleges. Such guaranteed spending is often cited as one of the long-term structural elements responsible for California’s structural budget problems.

Limitations on Other Taxes, Fees and Charges. On November 5, 1996, Proposition 218, the “Right to Vote on Taxes Act” was approved. Proposition 218 added Articles XIIIC and XIIID to the State Constitution. These added Articles contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.

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Article XIIID contains several provisions making it generally more difficult for local agencies to levy and maintain “assessments” for municipal services and programs. Article XIIID also contains several provisions affecting “fees” and “charges” relating to property ownership. All new and existing property related fees and charges must conform to requirements which prohibit the generation thereby of revenues exceeding the funds required to provide the property related service or proceeds of which are used for unrelated purposes. The Article imposes notice, hearing and protest procedures for levying or increasing property related fees and charges, and, with limited exception, no property related fee or charge may be imposed or increased without majority approval by directly affected property owners, or, in certain instances, two-thirds approval or all voters residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The effect of these various constitutional and statutory changes and budget developments upon the ability of California issuers of municipal securities to pay interest and principal on their obligations is uncertain and may depend, in part, on whether a particular security is a general obligation or limited obligation bond (with limited obligation bonds being generally less affected). Moreover, other measures affecting the taxing and spending authority of California or its political subdivisions may be approved or enacted in the future. However, it is not possible to predict the likelihood of such future legislation or other measures. There is no assurance that any California municipal securities issuer in which the California Fund may invest will make full or timely payments of principal or interest or remain solvent.

Obligations of the State of California

Under the California Constitution, debt service on the most of the State’s outstanding general obligation bonds is appropriated and paid from the General Fund (other than self-liquidating bonds). Such debt service is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of February 1, 2010, California had outstanding approximately $72.9 billion aggregate amount of long-term general obligation bonds, and unused voter authorizations for future issuance of approximately $48.8 billion of long-term general obligation bonds. $63.4 billion of the State’s outstanding general obligation bonds are payable primarily from the State’s General Fund, while the remaining $9.5 billion are self-liquidating bonds payable first from other special revenue funds.

Obligations of Other Issuers

Other Issuers of California Municipal Obligations. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

State Assistance. Property tax revenues received by local governments declined significantly following passage of Proposition 13. Counties, in particular, have had fewer options to raise revenues than many other local government entities and have been required to maintain many services. To offset these tax revenue losses, the State provides aid to local governments from the General Fund, principally for the purpose of funding K-12 schools and community colleges.

Legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”). One such change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by voters as Proposition 1A. Proposition 1A reduces the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales and VLF revenues. Beginning with the fiscal year ending in 2009, the State will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing, and the amount borrowed is required to be paid back within three years. Certain other restrictions on such borrowings are imposed under the terms of Proposition 1A.

Proposition 1A also prohibits the State from mandating that cities, counties or special districts undertake certain activities without providing for the funding needed to comply with such mandates. If the State does not provide funding for a mandated activity that mandate would be suspended. In addition, the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties.

Assessment Bonds. A general decline in real estate values or a slowdown in real estate sales activity (as is currently case) will adversely affect California municipal obligations that are assessment bonds. Assessment bonds are secured by land that, in many cases, is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such

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development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

California Long Term Lease Obligations. Based on a series of court decisions, certain long-term lease obligations, although typically payable from the general fund of the State or a municipality, are not considered “indebtedness” requiring voter approval. Such leases, however, are subject to “abatement” in the event that the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common causes of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due.

Other Considerations. The repayment of industrial development securities secured by real property may be affected by State laws limiting foreclosure rights of creditors. Securities backed by healthcare and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State’s Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Recent Developments

Statewide. The State, for the past two years and continuing currently, has experienced extreme financial stress. State tax revenues have plummeted, and even reduced revenue projections are not being met. The State faces a projected $19.9 billion budget shortfall for the remainder of the 2009-2010 fiscal year ending June 30, 2010, together with fiscal year 2010-2011. In addition to the added pressures occasioned by the national recession, the State’s budgetary issues are structural in nature and are driven by two major factors. The State historically spends all the money it takes in during years of high revenue growth, leading to unsustainable spending levels in the long run. In addition, California has not slowed spending growth fast enough. Automatic formulas will increase spending in the outlying fiscal year even as revenues are falling. As a result, each month California spends hundreds of millions more than the State takes in. The Governor has proposed and the Legislature has passed certain comprehensive solutions, including generating substantial additional revenues to combat this structural budget issue. These revenue raising measures were defeated in public referendum, and the Governor and Legislature have not as yet agreed, nor do they appear imminently likely to agree, on alternative means of addressing the State’s structural deficit.

On a cash basis, the State has even greater issues. The sharp drop in revenues over the last two fiscal years also resulted in a significant depletion of cash resources to pay the State’s obligations. For a period of one month, in February 2009, the State deferred making certain payments from the General Fund in order to conserve cash resources for high priority obligations, such as education and debt service. By July 2009, as new budget gaps were identified and with the failure to adopt corrective actions, the State’s cash resources had dwindled so far that, commencing July 2, 2009, the State Controller began to issue registered warrants (or “IOUs”) for certain lower priority obligations in lieu of warrants (checks) which could be immediately cashed. The registered warrants, the issuance of which did not require the consent of the recipients thereof, bore interest. In late August 2009, the State called all $2.6 billion of its outstanding registered warrants for redemption on September 4, 2009. The issuance of State registered warrants in 2009 was only the second time the State has issued State registered warrants since the Great Depression. The 2010-11 Governor’s Budget and the State Controller both projected continuing cash pressures in the period March-April 2010, and during the fiscal year 2010-11. Legislation enacted during the fiscal emergency special session in early March 2010 will provide the State with authority to defer certain payments so that it will avoid cash flow difficulties in March and April 2010, and will provide deferral authority during the 2010-11 fiscal year. The State Controller’s Office has indicated that this bill will provide additional flexibility in the early months of fiscal year 2010-11, estimated to total about $5 billion by August 2010, which will significantly assist in cash management in this period and reduce the likelihood that the state would have to issue registered warrants, although there can be no guaranty of this result given the many factors which will ultimately determine the State’s cash flow position in the future.

The State is slowly emerging from the national recession, but economic growth is very modest and the level of unemployment is still very high. Consequently, baseline General Fund revenues in fiscal year 2009-10 (consisting of total revenues adjusted to remove temporary tax law changes and one-time receipts) are projected to fall by more than 20 percent from their peak in fiscal year 2007-08. Major components of the revenue decline are capital gains taxes ($8 billion below peak levels), income tax on wages (about $6 billion below peak levels), tax on other types of income ($7 billion below peak levels), sales taxes ($11 billion below peak levels), corporate taxes ($2 billion below peak levels), and all other taxes (about $1 billion below peak levels). Consumer spending driven by easily available credit and growth in home values is also not likely to return to prior levels in the foreseeable future. Revenues will also be affected by the expiration of temporary tax increases enacted in fiscal year 2009-10.

California does not have a quarterly measure of economic output, making it difficult to determine whether the State’s economy grew as fast as the national economy in the third quarter of 2009. There are signs that the economic contraction slowed in California in the second half of 2009. For example, California personal income fell sharply in the fourth quarter of 2008 and the first quarter of 2009 before falling moderately in the second quarter of 2009, and then growing slightly in the third quarter of 2009. After falling by an average quarterly decline of 6 percent in the fourth quarter of 2008 and the first two quarters of 2009, taxable sales grew by 0.5 percent in the third quarter of 2009 and 2.9 percent in the fourth quarter. Though the annual benchmark revision of payroll employment revealed that more jobs were lost in the State in 2009 than initially estimated, the revised numbers continue to show a downward trend of job losses since March 2009. The State’s unemployment rate was 12.5 percent in January 2010. In comparison, the national unemployment rate was 9.7 percent. The State’s housing

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sector is showing some signs of recovery. Existing home sales have stabilized around the half-million unit rate (seasonally-adjusted and annualized) and the median sales price rose by 15 percent from January 2009 to January 2010, bringing the median price of these homes close to $300,000. Unsold inventory trended downward in 2009, as did the number of days needed to sell a home. However, additional foreclosures may result from the resetting of rates on adjustable rate mortgages between 2010 and 2012, the commencement of amortization during the same period on mortgages that were previously in an interest-only mode, and the expiration of the mortgage foreclosure relief program. Finally, though other indicators pointed up, construction was weak in the first ten months of 2009, residential building permits were issued at a very low level, the value of private nonresidential permits fell 46 percent, public works construction fell 28 percent, and made-in-California exports were down 17 percent in 2009.

Local. On May 23, 2008, the City of Vallejo, California (a suburb of San Francisco) filed a case seeking bankruptcy protection and the adjustment of its debts under chapter 9 of the United States Bankruptcy Code. The case was filed in the United States Bankruptcy Court for the Eastern District of California, Sacramento Division. Vallejo is the largest city in California to declare bankruptcy, and the only one to do so because of long-term economic problems. The City which has a population of 117,000 has been hit hard by the weak housing market and rising public employee salaries and benefits. The City’s General Fund suffers from a fundamental structural imbalance where expenditures substantially exceed revenues (much like the State itself). Given the magnitude of its obligations under the (contracts), given the already deep cuts made to basic services provided its residents, and given other non-labor costs, the City cannot rebalance General Fund expenditures without restructuring its labor costs. It is assumed that other municipalities within the State, equally affected by the housing slump and generous compensation packages granted their municipal employees, may be in similar financial straits as the City. The City of Vallejo currently remains in bankruptcy and is in the process of reworking its agreements with its public employees under the supervision of the U.S. Bankruptcy Court. Other California cities, facing the same structural budgetary imbalances as the City of Vallejo, are reportedly considering the bankruptcy option.

Cash Flow Requirements

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay priority payments including, most notably, support payments for public schools and public higher education, payments of principal and interest on general obligation bonds and general obligation commercial paper notes of the State, and payments of State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims.

The State has made very significant use of RANs and RAWs in recent years. Until the State brings the “structural imbalance” between its revenue sources and spending obligations into balance, it may continue to depend on having access to the public debt markets in order to fund its ongoing cash obligations and to repay cash flow borrowings.

In addition, under Proposition 57, the State is authorized to issue Economic Recovery Bonds (“ERBs”) to finance negative General Fund reserve balances. The proceeds of the issuance of ERBs are deposited in the General Fund. Debt service on ERBs is to be paid from the incremental one quarter percent increase in the State’s sale tax implemented in July of 2004. ERBs, as voter-approved debt are secured by the State’s full faith and credit, though General Fund moneys are to be used for debt service only in the event the aforementioned, dedicated sales taxes are insufficient to make required payments. The full amount of ERBs authorized under Proposition 57 has already been issued. Due to the State’s budgetary crisis the sources for the continuing repayment of these obligations have evaporated.

Legal Proceedings

The State is involved in certain legal proceedings that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Lawsuits involving issues such as environmental cleanup, state employee retirement benefits, use of certain revenues and repayments of certain mandate costs to municipalities, healthcare and welfare programs, tax refunds, escheated property, Indian tribal issues and privacy rights. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

Other Considerations

Numerous other factors may adversely affect the State’s and its municipalities’ economies. For example, reductions in federal funding could result in the loss of federal assistance otherwise available to the State. In addition, natural disasters, such as earthquakes, droughts and floods, have caused substantial damage to parts of California or have harmed the State’s economy, and the possibility exists that another natural disaster could create a major dislocation of the California economy.

Florida Fund:

The financial operations of the State of Florida are considerably different than most other states, as the State does not levy ad valorem taxes on real property or tangible personal property, nor does it impose a personal income tax. Specifically, Florida’s constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an individual income tax exposes total State revenue collections to considerably more volatility than might otherwise be the case.

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Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues. The Trust Funds consist of monies received by the State which under law or trust agreement are segregated for a purpose authorized by law. General revenues which are not needed to fund appropriations are maintained in the General Revenue Fund as “unallocated general revenues”.

The Florida Constitution and Statutes mandate that the State budget as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each State fiscal year (July 1-June 30). Pursuant to a constitutional amendment which was ratified by the voters on November 8, 1994, the rate of growth in state revenues in a given fiscal year is limited to no more than the average annual growth rate in Florida personal income over the previous five years (revenues collected in excess of the limitation are generally deposited into the Budget Stabilization Fund).

State Revenue Collections

Since the December, 2009 General Revenue Estimating Conference (“REC”), underlying collections have been virtually on estimate with some sources performing above estimate and others below. In response, the REC has made some minor adjustments to its near-term forecast. Fiscal Year 2009-10 has been revised upward by $25.3 million or less that 0.2% above the estimate from December, 2009. For Fiscal Year 2010-11, expected revenues were increased by $56.1 million or less than 0.3% above the earlier forecast.

The increased current year estimate, in addition to revenue measures enacted during the 2009 legislative session, will continue to result in estimated general revenue collections for the Fiscal Year 2009-10 that exceed those collected in Fiscal Year 2008-09, marking the end to three consecutive years of decline. The March, 2010 REC revenue estimate for Fiscal Year 2009-10 is $31.3 million above Fiscal Year 2008-09. The Fiscal Year 2010-11 forecast remains positive with projected growth of 6.7% over the revised 2009-10 estimate.

Overall, the adjustments to the forecast are indicative of an economy that is stabilizing. In this regard, the revisions fine-tune the previous revenue projections, taking into account the overages received since the last forecast and recognizing the adjustments to the economic forecast next year. Specifically, revenue collections are affected in the following ways:

Sales Tax. Better than expected sales tax receipt enabled upward revisions to several of the categories that comprise Sales Tax receipts. Cumulatively, the revisions total an addition of $95.5 million in 2009-10 and $30.4 million in 2010-11.

Insurance Premium Tax. Anticipated receipts from the Insurance Premium Tax were slightly decreased in response to changes in the underlying forecast for property and casualty premiums.

Documentary Stamp and Intangibles Taxes. Residential sales concentrated at lower price points are limiting the benefit from the higher than expected number of sales; however, Documentary Stamp Tax collections are not expected to decline as much as anticipated in the December, 2009 REC. The Intangibles Tax was continued at the current estimates.

Corporate Income Tax. The December, 2009 REC stated that anticipated receipts from the Corporate Income Tax were increased as corporate profits remained higher than expected due to quick business response to the faltering economy.

Several of the larger downward revisions (notably Tobacco Taxes, Article V Fees and Transfers and Highway Safety Licenses and Fees) are based on results of earlier RECs.

Underlying the forecast of the March, 2010 REC is the assumption that the extreme financial and economic stress that began over a year ago has reached its bottom. From this point forward, months of modest growth are expected before full recovery is expected to begin in the spring of 2011. Revenue collections are not anticipated to exceed the Fiscal Year 2005-06 level until Fiscal Year 2013-14.

Recent State Financial Developments

Fiscal Year 2008-09 Revenues. The March 2008 Revenue Consensus Estimating Conference (“REC”) estimated general revenue of S24,578.4 million for Fiscal Year 2008-09. Each of the three RECs since March 2008 reduced the fiscal year general revenue estimate by approximately $1 billion for a total reduction of $3.63 billion or 14.4%. Actual collections for Fiscal Year 2008-09 were $21,036.4 million.

Budget and Elimination of Deficits. Initial general revenue appropriations totaled $25,775.9 million for Fiscal Year 2008-09. As general revenue estimates were reduced by RECs in August, November and March, deficits were projected and legislative actions were taken to balance the budget.

In September 2008, a transfer from the Budget Stabilization Fund to the General Revenue Fund in the amount of $672.4 million was approved by the Legislative Budget Commission pursuant to authority given to the commission in the General Appropriations Act. In January, the Legislature met in special session to address an estimated deficit of $2.3 billion. Legislative actions included spending reductions of $877.4 million and transfers of approximately $1.6 billion from various reserves to the General Revenue Fund. On April 15, 2009, the Legislative Budget Commission eliminated the projected deficit of $706.3 million by amending the Fiscal Year 2008-09 budget to incorporate $924.2 million of the moneys to be received by the State pursuant to the American Recovery and Reinvestment Act of 2009 (the “Federal Stimulus Bill”).

Revised Fiscal Year 2008-09 budget expenditures totaled $23,973.4 million and were funded by available revenues of $24,292.3 million, consisting of the beginning General Revenue Fund balance plus general revenue collections of $21,036.4 million and non-recurring revenues of $2.9 billion.

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Reserves. The combined reserves in the General Revenue Fund and Budget Stabilization Fund were $912.7 million or 3.86% of general revenue expenditures. Additional reserves of approximately $1.65 billion were potentially available, subject to legislative action, including $550 million in the Lawton Chiles Endowment Fund and 81.1 billion of various trust fund balances.

Fiscal Year 2009-10. The Legislature adopted and the Governor signed a budget for Fiscal Year 2009-10 which totaled $66.5 billion, comparable to Fiscal Year 2008-09 adjusted budget of $66.3 billion. The total budget for Fiscal Year 2009-10 is approximately the same as in the prior year due in large part to an estimated $5.3 billion expected to be received under the Federal Stimulus Bill. Approximately $2.7 billion available under the Federal Stimulus Bill is budgeted for education and approximately $1.7 billion for health and human services. Approximately 50% of the funding available for education is being used in Fiscal Year 2009-10 with the remainder expected to be available in Fiscal Year 2010-11.

The General Revenue Fund budget of $21.2 billion for Fiscal Year 2009-10 is $3.6 billion or 14.5% less than that for Fiscal Year 2008-09. However, the reduced General Revenue Fund budgeted spending is offset by approximately $1.7 billion of moneys available for health and human services under the Federal Stimulus Bill. Also, approximately $2.0 billion in additional fees and surcharges have been authorized by the Legislature and included in the budget: tobacco surcharges of $940 million, automobile registration and drivers license fees of $800 million, court-related fees of $245 million and other miscellaneous fees of $30 million. Recurring revenues available in future years from the increased fees and surcharges authorized by the Legislature are approximately $2.3 billion which will help mitigate the expected revenue decline when funds being received under the Federal Stimulus Bill end.

The General Revenue Fund budget of $21.2 billion is expected to be funded by general revenue collections of $21,031.6 million and $600.0 million in trust fund transfers to the General Revenue Fund. The December REC increased estimated general fund revenues by $338.4 million which also increased the estimated year-end unencumbered General Revenue Fund balance for Fiscal Year 2009-10 to approximately $1,048.7 million. However, it is expected that a portion of the General Revenue Fund balance will be used to eliminate projected Trust Fund deficits reducing the estimated year-end General Revenue Fund by $550 million. These Trust Fund deficits are projected for various programs, but the Medicaid Trust Fund has the largest projected deficit for the current fiscal year at $462 million. The foregoing estimate of year-end unencumbered General Revenue Fund balance is subject to uncertainties that will occur over the course of the fiscal year and undue reliance should not be placed on this estimate.

The State has also incurred a deficit in the Unemployment Compensation Trust Fund. The State has received $1.2 billion in advances from the Federal Government to pay unemployment benefits. The deficit in the Unemployment Compensation Trust Fund is projected to increase to $2.0 billion by the end of the current fiscal year and further increase to $3.6 billion for Fiscal Year 2010-11 and $3.4 billion for 2011-12. The increase in the unemployment compensation tax on employer payrolls needed to address the projected deficits has been deferred for two years pursuant to the provisions of House Bill 7033 which was recently passed by the Legislature and became effective on March 2, 2010, retroactive to June 29, 2009.

Fiscal Year 2010-11. On April 30, 2010, the Florida State Legislature passed a $70.4 billion budget, an increase of approximately $4.0 billion over the State budget for Fiscal Year 2009-10. On May 28, 2010, the Governor signed the budget into law.

Bond Ratings

General obligations of Florida are rated “Aa1” with a stable outlook by Moody’s, “AAA” by S&P with a negative outlook and “AAA” with a negative outlook by Fitch.

Constitutional Amendments Affecting Ad Valorem Taxes

In 1993, the State constitution was amended to limit the annual growth in the assessed valuation of residential property. This amendment may, over time, constrain the growth in property taxes, a major revenue source for local governments. The amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds.

In the November 2006 general election, the voters of the State approved Amendments 6 and 7 to the State Constitution, which provided for an increase in the homestead (ad valorem tax) exemption to $50,000 from $25,000 for certain low-income seniors effective January 1, 2007 and provided a discount from the amount of ad valorem taxes for certain permanently disabled veterans effective December 7, 2006, respectively.

During a special legislative session held in June 2007, the Florida Legislature adopted a property tax plan that could significantly impact ad valorem tax collections for Florida local governments. One component of the adopted legislation requires counties, cities and special districts to roll back their millage rates for the 2007-2008 Fiscal Year to a level that, with certain adjustments and exceptions, will generate the same level of ad valorem tax revenue as in the 2006-2007 Fiscal Year; provided, however, depending upon the relative growth of each local government’s own ad valorem tax revenues from 2001 to 2006, such rolled back millage rates will be determined after first reducing the 2006-2007 ad valorem tax revenues by 0% to 9%. Notwithstanding, millage rates may be increased to the rolled back rate prior to such 0% to 9% reduction or to the non-voted millage rate levied in Fiscal Year 2006-2007 if such increase is approved by a two-thirds vote or unanimous vote, respectively, of the governing body of the county, city or special district. In addition, the legislation limits how much the aggregate amount of ad valorem tax revenues may increase in future fiscal years. School districts are not required to comply with these particular provisions of the legislation.

On January 29, 2008, in a special election held in conjunction with Florida’s presidential primary, the requisite number of voters approved amendments to the State Constitution exempting certain portions of a property’s assessed value from taxation. The following is a brief summary of certain important provisions contained in such amendments:

1.	Provides for an additional exemption for the assessed value of homestead property between $50,000 and $75,000, thus doubling the existing homestead exemption for property with an assessed value equal to or greater than $75,000.

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2.	Permits owners of homestead property to transfer their “Save Our Homes” benefit (up to $500,000) to a new homestead property purchased within two years of the sale of their previous homestead property to which such benefit applied if the just value of the new homestead is greater than or is equal to the just value of the prior homestead. If the just value of the new homestead is less than the just value of the prior homestead, then owners of homestead property may transfer a proportional amount of their “Save Our Homes” benefit, such proportional amount equaling the just value of the new homestead divided by the just value of the prior homestead multiplied by the assessed value of the prior homestead. As discussed above, the Save our Homes amendment generally limits annual increases in ad valorem tax assessments for those properties with homestead exemptions to the lesser of three percent (3%) or the annual rate of inflation.

3.	Exempts from ad valorem taxation $25,000 of the assessed value of property subject to tangible personal property tax.

4.	Limits increases in the assessed value of non-homestead property to 10% per year, subject to certain adjustments. The cap on increases would be in effect for a 10 year period, subject to extension by an affirmative vote of electors.

The amendments were effective for the 2008 tax year (2008-09 Fiscal Year for local governments).

A lawsuit challenging the constitutionality of at least part of the amendments was filed prior to the referendum approval by the voters. In Bruner v. Hartsfield, filed in the Circuit Court in and for Leon County, Florida in November 2007, new Florida homestead owners (having paid ad valorem taxes for the past four years) filed a class action lawsuit challenging the constitutionality of the Save Our Homes assessment cap and the portability provision. The lawsuit charged that Save Our Homes constitutes an unlawful residency requirement for tax benefits on substantially similar property, in violation of the State Constitution’s Equal Protection provisions and the Privileges and Immunities Clause of the Fourteenth Amendment to the United States Constitution. The lawsuit argued that the portability provision simply extends the unconstitutionality of the tax shelters granted to long-term homeowners by Save Our Homes. The lawsuit requested a declaration of the unconstitutionality of both provisions and injunctive action preventing continued application of those provisions. On October 29, 2008, the Circuit Court dismissed the plaintiffs’ complaint with prejudice. The plaintiffs appealed the decision to the First District Court of Appeals, and on November 17, 2009, the First District Court of Appeals affirmed the Circuit Court’s final order of dismissal. The plaintiffs appealed the case to the Florida Supreme Court and on May 24, 2010, the Florida Supreme Court refused to hear the appeal and let stand the First District Court of Appeals affirmation of the lower court decision.

On October 18, 2007, the same Court, in Lanning v. Pilcher, a case filed by out-of-state residents challenging the constitutionality of the Save Our Homes assessment cap, rejected the plaintiffs’ arguments that the Save our Homes assessment cap violated either the Commerce Clause or the Privileges and Immunities Clause of the United States Constitution or the Equal Protection Clause of either the United States or Florida Constitutions and dismissed the plaintiffs’ allegations with prejudice. The Lanning Court noted that its decision was limited to the plaintiffs’ complaints regarding the Save Our Homes assessment cap. The plaintiffs appealed the case to the First District Court of Appeals. On August 26, 2009, the First District Court of Appeals affirmed the lower court decision. The plaintiffs appealed the case to the Florida Supreme Court, and on May 24, 2010, the Florida Supreme Court refused to hear the appeal and let stand the First District Court of Appeals affirmation of the lower court decision.

A lawsuit brought by out-of-state residents (DeLuccio v. Havill) challenging the constitutionality of the Save Our Homes assessment cap and the portability provision was filed with the same Court as the Lanning case on May 2, 2008, naming the School Boards of Miami-Dade, Lake, Manatee and Lee, among other defendants. The allegations and relief requested by the plaintiffs in each of these cases are very similar, except that the portability provision was not challenged in Lanning v. Pilcher since the case was filed prior to the approval of the amendments implementing portability. On November 4, 2008, the Circuit Court in DeLuccio dismissed the plaintiffs’ complaint with prejudice. The plaintiffs appealed the decision to the First District Court of Appeals, which, as noted above, rejected similar arguments in Lanning v. Pilcher with similarly situated plaintiffs. On November 17, 2009, the First District Court of Appeals determined the Circuit Court erroneously concluded it lacked subject matter jurisdiction over the issues presented and therefore remanded the case back to the Circuit Court for consideration of the merits of the case.

Proposed Constitutional Amendments Affecting Ad Valorem Taxes

During its 2009 session, the Florida Legislature passed legislation proposing amendments to Article VII, Sections 4 and 6 of the State Constitution which will be submitted to the electors of the State for approval or rejection at the next general election or at an earlier special election. The amendments, if passed, would provide first time home buyers a property tax exemption equal to 25% of the property’s just value in the first year, but not more than $100,000, and will be reduced by 20% each succeeding year. The additional homestead exemption would not apply after the fifth year after the initial additional exemption is granted. The legislation also proposed amendments that would limit the assessment growth on commercial and residential rental property to the higher of 5% annually or the average percentage growth in revenues derived from the property over the previous three years and would take effect on January 1, 2011. The current limit on assessment growth for commercial and residential property is 10% annually. Additionally, in 2009, the Florida legislature passed HB 833, which would provide an additional homestead exemption for deployed military personnel. The exemption, if approved by the voters, would equal the percentage of days during the prior calendar year that the military homeowner was deployed outside of the United States in support of military operations designated by the legislature. This measure also requires the approval of Florida voters at the November 2010 General Election. If the measure is approved by the voters, it would take effect on January 1, 2011.

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The proposed amendments will only take effect if at least 60% of the persons voting in the election approve the amendments. At this time, it is impossible to estimate with any certainty the level of impact that any bill or constitutional amendment will have on the State, but the impact could be substantial.

Employment

According to Florida’s Agency for Workforce Innovation, Florida’s seasonally adjusted unemployment rate for April 2010 was 12.0%. This represents 1,113,000 jobless out of a labor force of 9,282,000. This unemployment rate is 0.3% lower than the revised March 2010 rate of 12.3%. This was the first monthly decline in the State’s unemployment rate since February 2006.

Florida’s total nonagricultural employment in April 2010 was 7,196,000 representing a gain of 15,500 jobs (+0.2%) over the month, but a loss of 117,900 jobs, or -1.6%, compared to April 2009. Florida’s rate of job decline is steeper than the national rate of decline for April, which is -1.0% over the year. Florida’s annual rate of job loss has continued to moderate with the steepest rate of decline at -6.9% in March 2009 compared to the current -1.6%.

Population

Florida’s Demographic Estimating Conference met on January 26, 2010 to establish a population forecast based on the final April 1, 2009 population estimate and recent demographic-related data.

In the past, Florida’s population growth has been mostly driven by positive net migration (more people permanently moving into the state than leaving). Net migration is estimated to have fallen to record low levels with the state experiencing more out-migration than in-migration during much of 2008 and into 2009. Florida is expected to continue to experience an outflow of residents through the first quarter of 2010 followed by low levels of net migration during most of 2011. Natural increase (births minus deaths) is projected to exceed net migration through the second quarter of 2011. This is largely due to current economic conditions, including weakened housing markets and the national economic contraction, making it more difficult for people to relocate to the state.

The final April 1, 2009 population estimate of 18,750,483 reflected a decline in population of 56,736 residents from April 1, 2008. This marks the first decline since the servicemen left the State after World War II. The Demographic Estimating Conference indicated that the future impact on in-migration by Haitians affected by the recent earthquake is still unknowable and thus could not be incorporated into the forecast. Otherwise, population is forecast to increase slightly between April 1, 2009 and 2010 (22,873 or 0.12%). Over the next two years, growth is expected to be less than one percent, as the economy rebounds (0.41% and 0.80%). Stronger population growth is expected as the economy continues to improve with growth rates of 1.42% (270,145 net new residents) and 1.63% (314,435 net new residents) between April 1, 2012 to April 1, 2013 and April 1, 2013 to April 1, 2014, respectively.

Between April 1, 2009 and April 1, 2019, population growth is expected to average 222,925 net new residents per year, representing a compound growth rate of 1.13% over this 10-year time horizon. By April 1, 2016, Florida’s population is expected to have broken the 20-million mark at 20,163,500 and is forecast to be approaching the 24-million mark with 23,821,253 residents on April 1, 2030.

Housing and Construction

Florida was battered by four major hurricanes in 2004 and 2005 which brought destruction to thousands of homes and businesses. Reconstruction activities that began in 2004 were extended through 2006. New home construction increased in Fiscal Year 2005-06 as the housing market peaked, with $271.7 billion in private housing starts. In July 2008, the Florida Economic Estimating Conference (“FEEC”) estimated 59,500 private housing starts for the year. In fact, new activity plummeted to 16.2% (44,000 private housing starts) of the Fiscal Year 2005-06 level. According to numbers released by the November 3, 2009 FEEC, existing single family home sales ended Fiscal Year 2008-09 nearly 45% below the peak volume of 2005, while the median home price continued its double-digit decline. Based on the most current data, the inventory of unsold homes in Florida is approaching 400,000. The State will require significant time to work off the current excess inventory - at least until the 1st quarter of Fiscal Year 2011-12 or longer. Because Florida is so diverse, some areas will reach recovery more quickly than other areas. The Florida economy is unlikely to turn around until new construction comes back to life, which is not expected to happen until the inventory is reduced. Tight conditions in the credit market and home prices that are less than construction costs are keeping single-family housing starts in a significant decline that shows little improvement through the end of Fiscal Year 2009-10. A strong rebound does not begin in Fiscal Year 2011-12; however, it lasts through the remainder of the planning horizon. Total construction expenditures follow a similar pattern, not returning to the 2005-06 level until 2016-17.

State Economic Forecast

The FEEC met in November 2009 to revise the forecast for the State’s economy. The latest forecast reveals an economy still burdened in the short run by the lingering effects of national and state fiscal shocks, but showing underlying resilience in the longer-term. Population growth - while declining for the first time since the out-migration of servicemen after World War II - will continue to be the State’s primary engine of economic growth, fueling both future employment and income growth. The FEEC’s forecast anticipates that a recovery will begin in Fiscal Year 2010-11 with flat to low growth and a more sustainable recovery will take place in Fiscal Year 2011-12 with low levels of normal growth.

Recent Developments

On April 20, 2010, explosions on the Deepwater Horizon, a floating oil drilling platform located in the Gulf of Mexico, caused the platform to burn and sink and created a massive ongoing offshore oil spill. This oil spill is now considered the largest in U.S. history and an environmental disaster. It threatens to impact Florida’s long coastline along the Gulf of Mexico and, to a lesser extent, the Atlantic shoreline. With the State’s dependence on tourism and the fishing industry, it is impossible to predict what impact the oil spill will have on Florida’s economy and State revenues.

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Georgia Fund:

As of November 24, 2009, the total indebtedness of the State of Georgia consisting of general obligation debt and guaranteed revenue debt totaled $9,491,530,000.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the State treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the State treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority permitting it.

Virtually all debt obligations of the State of Georgia and its counties, municipalities and other political subdivisions and public authorities are required by law to be validated and confirmed in a judicial proceeding prior to issuance.

The State operates on a fiscal year beginning July 1 and ending June 30. Treasury receipts for the fiscal year 2009 showed a decrease of 9.9% over collections for the similar period in the previous fiscal year.

According to the State Accounting Office, individual income tax receipts and sales and use tax receipts of the State for fiscal year 2009 comprised approximately 49.5% and 33.6%, respectively, of the total State tax revenues. As compared to fiscal year 2008, individual income tax receipts decreased by 11.5% and sales and use tax receipts decreased by 8.5%.

The unemployment rate of the civilian labor force in the State for 2009 was 9.6% according to data provided by the U.S. Department of Labor, Bureau of Labor Statistics. The preliminary estimate for the unemployment rate in the State for April of 2010 was 10.4%. The Atlanta-Sandy Springs-Marietta Metropolitan Statistical Area, which accounts for approximately 56% of the State’s population, had an average unemployment rate of 9.6% for 2009. According to preliminary estimates from the Georgia Department of Labor, in descending order, trade, transportation and utilities, professional and business services, education and health services, leisure and hospitality and manufacturing comprise the largest sources of non-agricultural, private sector employment within the State in April 2010.

Moody’s, S&P, and Fitch have given outstanding State of Georgia debt ratings of “Aaa”, “AAA”, and “AAA”, respectively.

The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State’s interests. The status, as of November 24, 2009, of certain of such lawsuits which could have a significant impact on the State’s financial position are summarized below.

Plymel, et al. v. Teachers Retirement System, et al., Fulton Superior Court Civil Action No. 2004-CV-84312; Georgia Supreme Court decision reported at 282 Ga. 409 (2006). The Plaintiff class in this civil action filed a class action in April, 2004, seeking additional benefits retroactive to the time of their individual retirement dates for a class of those retirees who elected survivorship options and who retired between 1983 and February 1, 2003, in the retirement plan administered by the Teachers Retirement System of Georgia (“TRS”). Plaintiff/Retirees alleged that TRS’s failure to use updated mortality tables resulted in miscalculations of monthly benefits and therefore additional monies are due to Plaintiffs for under-payment of benefits. The Plaintiff class numbers approximately 15,000.

TRS was unsuccessful defending the case on the merits. The court in Plymel utilized a statute of limitations of six years, a pre-judgment rate of interest of 7% and a post-judgment interest rate equal to prime plus 3%. The Plaintiffs’ attorneys were awarded a fee equal to 25% of the total liability due to the class under the judgment. The total liability for TRS in this case for the adjusted benefit payments and attorneys’ fees was finalized at $414,259,402 and, following a final payment in September 2009, is paid in full. All payments made by TRS pursuant to this class action were paid from the assets of TRS.

William A. Willis, et al. v. Employees’ Retirement System of Georgia, et al., Fulton Superior Court Civil Action No. 2007-CV-128923, filed January 31, 2007, set forth against Employees’ Retirement System of Georgia (“ERS”) exactly the same issues as were presented in Plymel v. TRS. The parties having agreed that the Plymel rulings will apply in Willis as well, ERS conceded liability on the breach of contract claim in Willis. ERS has agreed, and the court has accepted, that the parties will use the statute of limitations and interest rate figures used in the Plymel case. The total liability for ERS in this case for the adjusted benefit payments and attorneys’ fees was finalized at $145,972,960. To date, ERS has made payments of approximately $31,309,000 in fiscal year 2009, and approximately $43,500,000 on September 1, 2009, with approximately $71,164,000 liability outstanding and payable over time. All payments made by ERS pursuant to this class action are paid from the assets of ERS. The only remaining issue outstanding in Willis concerns application of an administrative rule that limits retirement benefits to 90% of the highest salary earned by the member while actively employed. This issue was scheduled to be heard before the court in September, 2009, but the hearing was postponed pending settlement discussions. The outcome of this issue is not anticipated to have an appreciable effect on the total liability amount.

Smitha Anderson v. PSERS, et al., Fulton County Superior Court Civil Action No. 2008-CV-154757. This is another class action presenting the same issues as Willis and Plymel, set forth against the Public School Employees Retirement System. The parties agreed to apply the same statute of limitations and interest rates determined in Willis and Plymel. The total liability for PSERS in this case for adjusted benefit payments and attorneys’ fees was finalized at $2,168,024. As of November 24, 2009, PSERS had made payments of approximately $1,086,000, with approximately $1,082,000 liability outstanding and payable over time. All payments made by PSERS pursuant to this class action are paid from the assets of PSERS.

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Georgia Power Company v. Graham, Fulton County Superior Court Civil Action File No. 2007-CV-137383 filed on or about July 24, 2007. This case arose from Georgia Power’s claim for the Port Tax Credit (the “Credit”) provided by O.C.G.A. §48-7-40.15. Georgia Power asserts that its increase in imports through Georgia ports during the tax years 2002 through 2004 inclusive qualifies Georgia Power to receive a Credit based income tax refund. The total credit claimed is in excess of $50 million dollars, although the amount of refund for each taxable year is capped with excess credits carrying forward to subsequent tax years. The Commissioner has answered the Complaint asserting that Georgia Power Company does not satisfy the statutory requirements to qualify for the Credit. Discovery in this case is complete and the parties anticipate filing a consent scheduling order and cross-motions for summary judgment on stipulated facts.

Western Surety Company and Continental Casualty Company v. the State of Georgia, Department of Transportation, Heard County Superior Court Civil Action No. 08-v-106. The plaintiff, Western Surety Company and Continental Casualty Company (“Western Surety”) was the surety company for Bruce Albea Company (“BAC”) on a Georgia Department of Transportation (“GDOT”) project. On June 29, 2007 BAC delivered a notice to GDOT advising that it was voluntarily abandoning the project. GDOT directed Western Surety to take over the work in accordance with the construction contract and Western Surety subsequently hired a completion contractor. Western Surety filed this action against GDOT on March 18, 2008, alleging three breaches of contract causes of action, two related to price escalations of asphalt both prior to and subsequent to the original completion date, and the third alleging failure to pay an outstanding contract balance in excess of $500,000 for work performed by the completion contractor. Western Surety also alleges a claim under the Prompt Payment Act. GDOT filed an Answer on May 7, 2008. As of November 24, 2009, the case was in discovery. Plaintiffs have not stated a final claim amount but preliminary indications of potential damages sought are approximately $9,000,000.

Salary-Related Litigation: A state employee and certain teachers have brought separate law suits challenging steps the State of Georgia has taken to manage expenditures relative to reduced revenues. In Stalling, et al. v. State of Georgia, et al., several school teachers contend that: (i) a statutory amendment making the payment of monetary incentives to teachers for achieving national certification “subject to appropriations” of funding for such incentive payments and (ii) any subsequent reductions in the appropriations are unconstitutional. In Estill, et al. v. State of Georgia, et al., a state employee seeks class certification and contends that state employees were entitled under state law to a general salary increase of 2 1/2% for the latter half of fiscal year 2009 on the basis of initial appropriations (later reduced). Both cases are pending in the Superior Court of Fulton County and are in the initial stages of litigation. The State of Georgia’s position is that the statute challenged in the Stalling case is constitutional; that the actions of the defendants in both cases were within their lawful authority, and that the plaintiffs in both cases are not entitled to any relief.

Maryland Fund:

The State’s total expenditures from its General Fund recorded in accordance with generally accepted accounting principles (‘‘GAAP’’) for the fiscal years ending June 30, 2007, 2008 and 2009 were, $20.413 billion, $21,761 billion and $23,130 respectively. The State’s General Fund is the fund from which all general costs of State government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are deposited or credited. The State’s General Fund represents approximately 46% of the State’s total budget. The State’s General Fund had a GAAP deficit in each of these years, in the amount of $404.7 million, $612.5 million and $1.532 billion in fiscal years 2007, 2008 and 2009, respectively. The State Constitution mandates a balanced budget.

On April 13, 2009, the General Assembly approved the 2010 fiscal year budget. The budget included $5.75 billion in aid to local governments (a reduction in aid versus the prior fiscal year). The 2010 budget included full funding of the public school assistance enhancements enacted at the 2002 Session of the General Assembly which was reflected in the aid provided by the State to local governments. As part of the fiscal year 2010 budget, the General Assembly enacted the Budget Reconciliation and Financing Act of 2009 (“BRA 2009”) that authorized various transfers and funding changes, resulting in increased General Fund revenues and decreased General Fund appropriations. Subsequent to the enactment of BRA 2009, an emerging and burgeoning gap between anticipated revenues and budgeted expenditures, was the impetus for the Governor’s proposal and the State’s Board of Public Works approval of more than $325 million in General Fund budget cuts and additional fund transfers to the General Fund. Total tax revenue in Maryland is now estimated to be $12.2 billion in fiscal year 2010, down from the $12.3 billion estimated in December, and the $12.9 billion collected in fiscal 2009. The 5.2 percent year-over-year drop in revenue for fiscal year 2010, which ends on June 30, 2010, would be the worst such drop in revenues on record for the State. Based on all the subsequent actions taken by the State, it is estimated that the General Fund balance on a budgetary basis at the end of fiscal year 2010 will be $258.4 million. In addition, the balance in the revenue Stabilization Account of the State Reserve Fund is estimated to be $614.8 million at fiscal year end, equal to 5% of estimated General Fund revenues. The Revenue Stabilization Account of the State Reserve Fund was established by the General Assembly in its 1986 session for the purpose of retaining State revenues for future needs and to reduce the need for future tax increases (and is one of the key aspects that has allowed the State to maintain it triple A bond rating throughout the years).

On January 20 2010, the Governor presented his proposed fiscal year 2011 budget to the General Assembly. The fiscal year 2011 budget includes $5.72 billion in aid to local governments (another minor decrease over the previous year’s aid) and $208.8 million in net general fund deficiency appropriations for fiscal year 2010, predominantly to cover Medicaid cost. The fiscal year 2011 budget is also directly impacted by the enactment of the Budget Reconciliation and Financing Act of 2010 (“BRA 2010”) . Under BRA 2010, fiscal year 2011 general fund appropriations have been reduced by approximately $677 million, and other fund transfers have been authorized to increase moneys available in the General Fund. The State of Maryland and it political subdivisions continue to be negatively impacted by the current nationwide recession, which has led to substantial decreases in their respective estimated revenue collections. All indications are that the

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precipitous declines in revenue collections have abated, but there is no anticipation of rebounding revenues based on stronger collections as of yet. Proposed General Fund expenditures for fiscal year 2011 exceed estimated revenues by over $500 million, that is offset by special fund transfers. Further, with the assumed unavailability of $1.3 billion of federal stimulus funds in future years, the State’s forecast shows a General Fund gap of $1.5 billion in fiscal year 2012 growing to over $2 billion in fiscal year 2013. As of February2 4, 2010 it was estimated that the General Fund surplus on a budgetary basis at June 30, 2011, would be $273.7 million and that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 2011 would be $635.5 million, equal to 5% of estimated General Fund revenues.

The public indebtedness of the State of Maryland is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. Maryland’s Counties and its other political subdivisions issue their own general obligation and revenue bonds.

According to recent available ratings, general obligation bonds of the State of Maryland are rated “Aaa” by Moody’s, “AAA” by S&P and “AAA” by Fitch. In addition, the general obligation bonds of Maryland’s Counties (including for this purpose the City of Baltimore), that have been rated by Moody’s, S&P or Fitch have all received and continue to maintain investment grade ratings as of June of 2010.

Substantially all the foregoing information regarding the State’s budget and public indebtedness was obtained from the Official Statement with respect to State of Maryland General Obligation Bonds dated February 24, 2010. Many factors effect and could have an adverse impact on the financial condition of the State of Maryland, its Counties and other Maryland municipal issuers of debt obligations, many of which such factors are out of control of these issuers. It is not possible to predict whether, or to what extent, these factors may affect obligations of Maryland municipal issuers and the impact such factors might have on the ability of such issuers to meet the payment terms of their debt obligations.

Massachusetts Fund:

The Fund is more susceptible to factors adversely affecting issuers of Massachusetts municipal securities than comparable municipal bond funds that do not focus on investments in Massachusetts issuers.

Commonwealth Employment and Income Rates. The unemployment rate for the Commonwealth was 4.8% in 2005, 4.8% in 2006, 4.5% in 2007, and 5.3% in 2008. The national unemployment rate was 5.1% in 2005, 4.6% in 2006, 4.6% in 2007, and 5.8% in 2008. In 2009, the unemployment rate in the Commonwealth was 8.4%, compared with a national rate of 9.3%. As of February 2010, the unemployment rate was 9.5% in Massachusetts and 9.7% nationally. Real per capita income in Massachusetts grew at a rate of 1.2% in 2005, 3.7% in 2006, 3.8% in 2007, and 3.8% in 2008. Nationally, real per capita income grew at a rate of 1.2% in 2005, 2.8% in 2006, 2.0% in 2007 and decreased by 0.9% in 2008. In 2009, real per capita income decreased at a rate of 0.7% in the Commonwealth and decreased 0.4% nationally. From March 2009 to March 2010, per capita income increased by 2.5% in the Commonwealth and 2.3% nationally. From 2005 to 2009 both real and nominal income levels in Massachusetts were above the national average.

Limitations on Tax Revenues. Growth of tax revenues is limited by law in the Commonwealth to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of each fiscal year. The law also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble to the law containing the limitation provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.” Tax revenues between fiscal 2005 and 2008 were lower than the allowable state tax revenue growth limit set by state law and were projected to be lower than the allowable growth limit again in fiscal 2009.

Debt Limits and Types of Debt. The Commonwealth is authorized to issue three types of debt directly – general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by the full faith and credit of the Commonwealth. Special obligation debt may be secured by either a pledge of receipts credited to the Highway Fund or by a pledge of receipts credited to the Boston Convention and Exhibition Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. In addition, certain independent authorities and agencies within the Commonwealth are statutorily authorized to issue debt for which the Commonwealth is either directly, in whole or in part, or indirectly, liable.

Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law sets a fiscal 1991 limit of $6.8 billion on outstanding “direct” bonds and provides that the limit for each subsequent fiscal year shall be 105% of the previous fiscal year’s limit. The limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. The statutory limit on “direct” bonds during fiscal 2009 was $15.6 billion.

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In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. The debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. The law is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

As of May 2010, certain general obligation bonds issued by the Commonwealth were rated “Aa1” by Moody’s Investors Service, Inc., “AA” by Standard & Poor’s Ratings Services and “AA+” by Fitch Ratings. From time to time, the rating agencies may change their ratings or provide different ratings for different bond issues.

Major Obligations. In addition to debt obligations issued by the Commonwealth, Massachusetts has other long term liabilities in connection with the pledge of credit in aid of certain municipalities and authorities. These are classified as (a) general obligation contract assistance liabilities, (b) budgetary contract assistance liabilities, or (c) contingent liabilities. The Commonwealth is also authorized to pledge its credit in support of scheduled payments to be made under interest rate swaps and other hedging arrangements related to bonds or notes of the Commonwealth.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth and require a two-thirds vote of the Legislature. Such payments to the Massachusetts Water Pollution Abatement Trust, the Massachusetts Turnpike Authority and the Massachusetts Development Finance Agency are used by these entities to pay a portion of their debt service obligations on outstanding bonds.

Budgetary contract assistance liabilities do not constitute a pledge of the Commonwealth’s credit and arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Route 3 North Transportation Improvements Association and other contractual agreements.

Contingent liabilities relate to debt obligations of certain independent authorities and agencies of the Commonwealth or obligations of such entities for payments on hedging transactions relating to such debt. These liabilities consist of guarantees for the debt of two authorities, the Massachusetts State College Building Authority and the University of Massachusetts Building Authority. Their ratings are based on the Commonwealth’s guarantee and can be expected to move in tandem with ratings on Commonwealth general obligation debt.

Certain tax receipts are allocated to pay debt service on special projects. For example, sales tax receipts from retail vendors in hotels first opened on or after July 1, 1997 and sales tax receipts from retail vendors located in the Springfield Civic and Convention Center, or located in hotels nearby are required to be credited to the Convention Center Fund. Since fiscal 2004, this fund is no longer included in the calculation of revenues for budgeted operating funds.

Beginning in fiscal 2001, the finances of the Massachusetts Bay Transportation Authority (MBTA) were restructured and its financial relationship to the Commonwealth changed materially. The MBTA finances and operates mass transit facilities in eastern Massachusetts. Beginning July 1, 2000, the Commonwealth has been obligated to provide the MBTA with a portion of the revenues raised by the Commonwealth’s sales tax, generally the amount raised by a 1% sales tax with an inflation-adjusted floor. This amount is dedicated to the MBTA under a trust fund. The dedicated revenue stream is disbursed to the MBTA without state appropriation to be used to meet the Commonwealth’s debt service contract assistance obligations relating to outstanding MBTA debt and to meet the MBTA’s other operating and debt service needs. The MBTA is authorized to assess a portion of its costs on 175 cities and towns in eastern Massachusetts; the cities and towns are required by law to pay assessments equal to at least $136 million in the aggregate, as adjusted in each year after fiscal 2006 for inflation (with no annual increase to exceed 2.5% per year).

In 2001, the Massachusetts Turnpike Authority (Turnpike Authority) entered into certain contracts with UBS AG (UBS), giving UBS the right to enter into five separate interest rate swap agreements with the Turnpike Authority with an aggregate notional value of $800 million. It was originally expected in 2001 that if any UBS swap options were exercised, the Turnpike Authority would refund the related fixed-rate bonds with variable-rate bonds and a commitment for bond insurance was purchased from Ambac Assurance Corporation (Ambac) in 2001 to insure the anticipated refunding bonds. UBS has exercised its rights to enter into all five swap agreements and, pursuant to such agreements, the Turnpike Authority is required to make fixed-rate payments to UBS in exchange for variable-rate payments from UBS. As of March 26, 2009, the Turnpike Authority’s aggregate termination cost for these interest rate swap agreements with UBS was approximately $371.3 million. On June 24, 2009, Standard & Poor’s downgraded Ambac’s insurer financial strength rating below the threshold at which UBS asserted it was entitled to provide a notice of potential termination under these swap agreements. The Turnpike Authority cured the termination event with a sufficiently high credit rating on its subordinated Metropolitan Highway System Bonds. No guarantee by the Commonwealth was ultimately required to cure the termination event. Additionally, due to recent market volatility, the Turnpike Authority was required to post collateral in the notional amount of $100 million with respect to a basis swap it entered into in 1999 with JPMorgan Chase Bank (JPMorgan). The Turnpike Authority’s estimated termination costs for the JPMorgan basis swap are $16.5 million.

In July 2004, then-Governor Mitt Romney signed three separate pieces of legislation that reformed the Commonwealth’s school building assistance (SBA) program. Historically, financial assistance was provided in the form of annual contract assistance payments to municipalities to subsidize a portion of local debt issues for such purposes. Assistance was appropriated annually through the Commonwealth’s operating budget, reaching $401.4 million in fiscal 2004. The legislation moved the SBA program off-budget, establishing the Massachusetts School Building Authority (MSBA), an independent state authority, to administer and manage the program. The legislation transfers the liabilities associated with the SBA program from the Commonwealth to the MSBA and places certain limits on the grant making of the MSBA for new projects. The legislation also switches borrowing responsibility from local governments to the MSBA for the state’s share of waiting list projects and future school project costs, although contract assistance payments will continue for previously funded projects.

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The legislation dedicates one cent of the Commonwealth’s sales tax excluding certain meals and special financing district sales taxes (the Dedicated Sales Tax) to fund the MSBA and to pay for its transferred and future liabilities. Funding is phased in, providing $395.7 million in fiscal 2005, 70% of the Dedicated Sales Tax or at least $488.7 million in fiscal 2006, 78% of the Dedicated Sales Tax or at least $557.4 million in fiscal 2007, 85% of the Dedicated Sales Tax or at least $634.7 million in fiscal 2008, 90% of the Dedicated Sales Tax or at least $702.3 million in fiscal 2009, 95% of the Dedicated Sales Tax in fiscal 2010, and 100% of the Dedicated Sales Tax thereafter. In addition to Dedicated Sales Tax revenues, the legislation authorizes the Commonwealth to issue $1.0 billion of general obligation bonds to help the MSBA fund, in part, its liabilities. The Commonwealth issued these bonds during fiscal 2005 and 2006. The legislation also transferred $150.0 million from the fiscal 2004 surplus to the MSBA as start-up funding. The MSBA is expected to finance a substantial portion of its liabilities through the issuance of revenue bonds.

The sales tax revenues provided to the MBTA and MSBA by the Commonwealth are not included in the tax figures in the following paragraphs. Total tax revenue transferred to the MBTA amounted to $704.8 million in fiscal 2005, $712.6 million in fiscal 2006, $734.0 million in fiscal 2007, $756.0 million in fiscal 2008, $767.1 million in fiscal 2009, and an estimated $767.1 million in 2010. Total tax revenue provided to the MSBA was $395.7 million in fiscal 2005, $488.7 million in fiscal 2006, $557.4 million in fiscal 2007, $634.7 million in fiscal 2008, $702.3 million in fiscal 2009, and an estimated $590.9 million in fiscal 2010.

Commonwealth Budget. The Commonwealth’s revenues increased each year from fiscal 2005 to fiscal 2008, decreased in fiscal 2009, and are projected to increase in fiscal 2010. Tax revenues for fiscal 2005 were $15.987 billion and resulted in a surplus of $594.4 million for the fiscal year. Tax revenues for fiscal 2006 were $17.286 billion and resulted in a surplus of $720.9 million for the fiscal year. Tax revenues for fiscal 2007 were $18.445 billion and resulted in a deficiency of $307.1 million for the fiscal year. Tax revenues for fiscal 2008 were $19.489 billion and resulted in a deficiency of $495.2 million for the fiscal year. Tax revenues for fiscal 2009 were $18.259 billion and resulted in a deficiency of $1.642 billion for the fiscal year. Tax revenues for fiscal 2010 are projected by the Executive Office for Administration and Finance to be $18.460 billion and result in a deficiency as high as $426 million for the fiscal year. In October 2009 Governor Deval Patrick filed legislation proposing solutions to the budget shortfall, including spending cuts. In addition, the 2010 Budget authorizes the transfer of $199 million from the Stabilization Fund and the transfer of all fiscal 2010 interest earnings. The Stabilization Fund is a reserve of surplus revenues to be used for the purposes of: (1) covering revenue shortfalls, (2) covering state or local losses of federal funds, or (3) for any event which threatens the health, safety or welfare of the people or the fiscal stability of the Commonwealth or any of its political subdivisions.

The budgeted operating funds of the Commonwealth ended fiscal 2008 with a deficiency of revenues and other sources over expenditures and other uses of $495.2 million and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $2.406 billion. Budgeted revenues and other sources for fiscal 2008 totaled approximately $30.313 billion, including tax revenues of $19.489 billion. Commonwealth budgeted expenditures and other uses in fiscal 2008 totaled $30.808 billion. At the end of fiscal 2008, the Stabilization Fund’s ending balance was $2.119 billion. The Commonwealth used approximately $200.8 million from the Stabilization Fund during fiscal 2008.

The budgeted operating funds of the Commonwealth ended fiscal 2009 with a deficiency of revenues and other sources over expenditures and other uses of $1.392 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $1.016 billion. Budgeted revenues and other sources for fiscal 2009 totaled approximately $31.181 billion, including tax revenues of $16.790 billion. Commonwealth budgeted expenditures and other uses in fiscal 2009 totaled $32.570 billion. At the end of fiscal 2009, the Stabilization Fund’s ending balance was $841.3 million. The Commonwealth used approximately $1.277 billion from the Stabilization Fund during fiscal 2009.

The budgeted operating funds of the Commonwealth are projected to end fiscal 2010 with a deficiency of revenues and other sources over expenditures and other uses of $388.1 billion and aggregate ending fund balances in the budgeted operating funds of the Commonwealth of approximately $718.1 million. Budgeted revenues and other sources for fiscal 2010 are projected to total $31.769 billion. At the end of fiscal 2010, the Stabilization Fund’s ending balance is projected to be $609.3 million. The Commonwealth is projected to use approximately $232 million from the Stabilization Fund during fiscal 2010. All projections were compiled by the Commonwealth’s Executive Office of Administration and Finance.

Local Aid. The Commonwealth makes substantial Local Aid payments to its cities, towns and regional school districts to mitigate the impact of local property tax limits on local programs and services. Local Aid payments to cities, towns and regional school districts take the form of both direct and indirect assistance. Direct Local Aid consists of general revenue sharing funds and specific program funds sent directly to local governments and regional school districts as reported on the so-called “cherry sheet” prepared by the Department of Revenue, excluding certain pension funds and non-appropriated funds. In fiscal 2009, approximately 16% of the Commonwealth’s budgeted spending was allocated to direct Local Aid.

As a result of comprehensive education reform legislation enacted in June 1993, a large portion of general revenue sharing funds are earmarked for public education and are distributed through a formula designed to provide more aid to the Commonwealth’s poorer communities. The legislation requires the Commonwealth to distribute aid to ensure that each district reaches at least a minimum level of spending per public education pupil. Since fiscal 1994, the Commonwealth has fully funded the requirements imposed by this legislation in each of its annual budgets. For fiscal 2009, the Commonwealth will provide a total of $3.949 billion of state aid. The Lottery and Additional Assistance programs, which comprise the other major components of direct Local Aid, provide unrestricted funds for municipal use.

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The State Lottery Fund and Additional Assistance programs comprise the other major components of direct Local Aid and provide unrestricted funds for municipal use. For fiscal 2010, the Lottery Commission is projecting $758.8 million in appropriations for local aid to cities and towns.

Reductions in, failure to fund or delays in the payment of Local Aid may create financial difficulties for certain municipalities or other local government entities. From fiscal 2005 through 2009, expenditures for Direct Local Aid, exclusive of school building assistance, were $4.224 billion, $ 4.430 billion, $4.805 billion, $5.041 billion, and $4.724 billion, respectively. For fiscal 2010, expenditures for Direct Local Aid are projected to total $4.837 billion.

The Commonwealth maintains a tax-exempt commercial paper program supported by lines of credit from commercial banks. The program allows for the periodic issuance of commercial paper as either bond anticipation notes or revenue anticipation notes (RANS) for operating purposes to meet cash flow needs. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which often results in short-term cash flow borrowings.

In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the Legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (i) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year’s levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (i) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election. At the time Proposition 2 1/2 was enacted, many cities and towns had property tax levels in excess of the limit and were therefore required to roll back property taxes with a concurrent loss of revenues. Between fiscal 1981 and fiscal 2008, the aggregate property tax levy grew from $3.347 billion to $10.992 billion, a compound annual growth rate of 4.46%.

Certain of the Commonwealth’s cities and towns have at times experienced and are currently experiencing serious financial difficulties, which have and may further adversely affect their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, including further reductions of direct local aid payments, could adversely affect the market values and marketability or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, Massachusetts statutes which limit the taxing authority of the Commonwealth or certain Massachusetts governmental entities may impair the ability of issuers of some Massachusetts obligations to maintain debt service on their obligations.

Medicaid. The Medicaid program provides health care to low-income children and families, certain low-income adults, disabled individuals, and low-income elders. The program, which is administered by the Executive Office of Health and Human Services, receives 50% in federal reimbursement on most expenditures and payments for some children’s benefits are 65% federally reimbursable under the State Children’s Health Insurance Program.

Nearly 30% of the Commonwealth’s budget is devoted to Medicaid. It is the largest item in the Commonwealth’s budget and has been one of the fastest growing budget items. Medicaid spending from fiscal 2005 to fiscal 2009 is estimated to have grown by 7.4% on a compound annual basis. During the same period, Medicaid enrollment is estimated to have increased 4.8% on a compound annual basis. The projected increase in enrollment is largely a result of eligibility expansions authorized in 2006 health care reform legislation.

State Health Care Reform Legislation. In April 2006, legislation was enacted to reform health care by mandating that individuals 18 years and older purchase insurance, while offering subsidized coverage to uninsured residents whose income falls below 300% of the federal poverty level and providing new, affordable products for uninsured residents whose income exceeds this threshold. The reform asks employers to play a role by requiring that businesses with 11 or more full-time employees either contribute to coverage or pay an assessment. These businesses must also establish a mechanism wherein employees can pay for health insurance coverage on a pre-tax basis. Businesses that are subject to this requirement but do not comply may potentially face a surcharge. The legislation also created the Commonwealth Health Insurance Connector Authority (Connector), charged with linking uninsured residents to affordable, and in some cases subsidized, coverage.

The Commonwealth began implementing health care reform shortly after its enactment. The legislation included many new concepts and initiatives, including the restoration and expansion of several MassHealth programs. As of March 1, 2009, over 165,000 residents have been enrolled in the subsidized Commonwealth Care Health Insurance Program. On May 1, 2007, the Connector also launched the Commonwealth Choice program to offer individuals a range of unsubsidized affordable health insurance plans. The Connector board continues to examine and make policy decisions and to monitor conversions from the Commonwealth’s uncompensated care pool into the Commonwealth Care Health Insurance Program, as well as new enrollees who did not previously access care through the uncompensated care pool.

The fiscal 2010 budget includes $723 million for Commonwealth Care, down from $869 million in fiscal 2009. The fiscal 2010 budgeted amount for Commonwealth Care is lower than fiscal 2009 program spending for two reasons: (i) coverage previously provided to “aliens with special status,” about 31,000 legal immigrants who do not qualify for federal reimbursement, was terminated as of September 1, 2009 and (ii) budgeted amounts reflect new savings initiatives designed to control Commonwealth Care costs while maintaining the integrity of the program.

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The Connector continues to monitor cost and enrollment trends for Commonwealth Care for fiscal 2010 and will revise estimates based on updated information. Current spending estimates range from $723 million to $743 million, reflecting different potential scenarios for the program. The cost estimates discussed above represent projections of gross funding needs for Commonwealth Care (net of enrollee contributions) and do not account for federal reimbursement under the Commonwealth’s Medicaid waiver. The Governor’s fiscal 2011 budget preserves current eligibility for Commonwealth Care and provides $838 million to fund additional enrollment in fiscal 2011 (funding over 20,000 additional members in the program from current levels). The budget does not assume any increase in Commonwealth Care enrollee premiums.

Transportation. The $14.808 billion Central Artery/Ted Williams Tunnel Project was substantially completed on January 13, 2006. The Transportation Finance Commission, established by state legislation in 2004, published a report in 2007 analyzing the Commonwealth’s future funding needs and anticipated funding gaps related to maintaining the Commonwealth’s transportation system over the next 20 years. For state-controlled roads and bridges and state environmental transit commitments related to the Central Artery/Ted Williams Tunnel project, the report identified funding needs of $25.670 billion and expected available state and federal funding of $16.820 billion, leaving a funding gap of $8.849 billion. The report also identified funding gaps related to the Massachusetts turnpike system, local roads and bridges, MBTA operations and capital needs and the Tobin Bridge. The report estimated a funding gap for all of these transportation assets of between $15 billion and $19 billion over the next 20 years. The report also included several transportation proposals that the Transportation Finance Commission estimated could generate more than $18.7 billion to fund transportation and infrastructure improvements over the next 20 years.

On February 5, 2009, the Senate Chairman of the Joint Committee on Transportation filed legislation to establish a new Massachusetts Surface Transportation Authority (MSTA) that would assume responsibility for operating, maintaining and financing the Commonwealth’s roads, bridges and transit operations. On March 25, 2009, the Senate approved a revised version of the legislation that would transfer the state highway system, the western turnpike, the Tobin Bridge, the Massachusetts Highway System, and the public transit system to the new MSTA over the next two years. Under this proposal, a new Surface Transportation Trust Fund would be established to receive all transportation-related revenues, and expenditures from that fund would be made by the MSTA. The MSTA would be authorized to issue bonds payable from revenues allocated to the Trust Fund and other resources available to it, subject to a ceiling of $10 billion of bonds outstanding at any time. Except in certain circumstances, the MSTA’s debt would not be a debt of the Commonwealth or secured by a pledge of the Commonwealth’s full faith and credit. Among the revenues that would be deposited in the Surface Transportation Trust Fund would be the gasoline tax receipts that are pledged to the payment of outstanding Commonwealth special obligation bonds, and the MSTA would become responsible for paying the debt service on those bonds. On June 26, 2009, Governor Deval Patrick signed the transportation overhaul bill into law.

Pensions. The Commonwealth is responsible for the payment of pension benefits for Commonwealth employees (members of the state employees’ retirement system) and for teachers of the cities, towns and regional school districts throughout the state (including members of the teachers’ retirement system and teachers in the Boston public schools, who are members of the State-Boston retirement system but whose pensions are also the responsibility of the Commonwealth). The state employees’ and teachers’ retirement systems are partially funded by employee contributions of regular compensation. Legislation approved in 1997 provided, subject to legislative approval, for annual increases in cost-of-living allowances equal to the lesser of 3% or the previous year’s percentage increase in the United States Consumer Price Index on the first $12,000 of benefits for members of the state employees’ and teachers’ retirement systems, to be funded by the investment income of the systems. The Commonwealth pension funding schedule assumes that annual increases of 3% will be approved.

Employees of certain independent authorities and agencies, such as the Massachusetts Water Resources Authority and of counties, cities and towns (other than teachers) are covered by 104 separate retirement systems. The Commonwealth assumed responsibility, beginning in fiscal 1982, for payment of cost of living adjustments for the 104 local retirement systems, in accordance with the provisions of Proposition 2 1/2. However, the 1997 legislation removed from the Commonwealth the cost of future cost-of-living adjustments for these local retirement systems and provided that local retirement systems fund future cost-of-living adjustments. Local retirement systems that have established pension funding schedules may opt in to 3% annual increases in cost-of-living allowances as well, with the costs and actuarial liabilities attributable to the cost-of-living allowances required to be reflected in such systems’ funding schedules. Legislation approved in 1999 allows local retirement systems to increase the cost-of-living allowance up to 3% during years that the previous year’s percentage increase in the United States Consumer Price Index is less than 3%. The fiscal 2006 general appropriation act (GAA) included a 3% cost of living increase. The state employees’ and state teachers’ retirement systems were originally established as “pay-as-you-go” systems, meaning that amounts were appropriated each year to pay current benefits, and no provision was made to fund currently the future liabilities already incurred. In fiscal 1978 the Commonwealth began to address the unfunded liabilities of the two state systems by making appropriations to pension reserves. Comprehensive pension funding legislation approved in January 1988, as subsequently amended, requires the Commonwealth to fund future pension liabilities currently and to amortize the Commonwealth’s accumulated unfunded liability to zero by June 30, 2023. It has since been extended out to 2025.

July 1997 legislation required the Secretary of Administration and Finance to prepare a funding schedule providing for both the normal cost of Commonwealth benefits (normal cost being that portion of the actuarial present value of pension benefits which is allocated to a valuation year by an actuarial cost method) and the amortization of the unfunded actuarial liability of the Commonwealth for its pension obligations. The funding schedule was required to be updated periodically on the basis of new actuarial valuation reports prepared under the direction of the Secretary of Administration and Finance. The Secretary was also required to conduct experience investigations every six years. Funding schedules were to be filed with the Legislature triennially by March 1 and were subject to legislative approval. Under the July 1997 pension legislation, if a schedule was not approved by the Legislature, payments were to be made in accordance with the most recently approved

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schedule; such payments, however, would be required to be at least equal to the prior year’s payments. In fiscal 2005, then- Governor Romney and legislative leaders agreed to an updated funding schedule that incorporated a January 1, 2004 actuarial valuation. The assumptions underlying the new funding schedule utilize an amortization growth rate of 4.5% per year. On September 21, 2009, the Public Employee Retirement Administration Commission released its actuarial valuation of the total pension obligation as of January 1, 2009. The unfunded actuarial accrued liability as of that date for the total obligation was approximately $22.080 billion.

In December 2008, the Commonwealth issued a valuation, as of January 1, 2008, of its liabilities in respect of other post-employment benefits (OPEB). The actuarial liability was calculated to be $15.637 billion. If partial pre-funding were assumed, the actuarial accrued liability would be reduced to $11.649 billion. This difference is solely attributable to the standards requirement that a lower discount rate must be used without prefunding. Under partial pre-funding, the annual required contribution was calculated in December 2008 to commence at $981.4 million for fiscal 2009 and projected to increase to $1.65 billion for fiscal 2018.

Should the Commonwealth not fully fund the amortization of the actuarial liability, a liability for the difference between the amount funded and the actuarially required contribution will be reflected on the Commonwealth’s statement of net assets, as presented on a GAAP basis. The liability will increase or decrease each year depending on the amount funded, investment return and changes in amortization and assumptions. This change in liability will be reflected either as a revenue or expense item in the Commonwealth’s statement of activities as presented on a GAAP basis, dependent on these factors.

Mississippi Fund:

Based on published economic statistics, Mississippi’s economic recession has bottomed out, as in the rest of the country. The value of residential building permits issued has been increasing; retail sales and gaming revenues are stabilizing; and the rate of job loss is slowing. By the spring of 2010, Mississippi’s recovery is expected to be well underway. However, the recent Deepwater Horizon oil spill in the Gulf of Mexico could hinder the economic recovery. The highest level of concern is likely to be in coastal areas concentrated in tourism or commercial fishing activity whose tax structures or bond securities are particularly dependent on such activity. Of equal concern is the effect on property values in affected communities. Key economic indicators in the State have leveled off after a steep plunge at the start of 2009. The full brunt of the economic downturn hit Mississippi later than most states, but the recovery is expected to parallel that of the nation as a whole. Both employment and individual income tax withholdings remained below the year ago levels, but are becoming less negative suggesting improving economic conditions. In the first quarter of 2010, manufacturing, construction, and a few other industries have experienced modest gains. In addition, there has been clear improvement in the annual growth rate of employment evidencing a possible economic recovery in 2010. In March 2010, the index of leading indicators for Mississippi increased to its highest level since September 2007. The economic outlook is one of cautious optimism that a recovery may be beginning to materialize.

Mississippi’s economic activity is stronger than the U.S. as a whole, in part, because the more than $4 billion of federal inflows to the State for Hurricane Katrina reconstruction continues to bolster State spending, along with $2.8 billion in federal stimulus funds. Additionally, several major projects are providing boosts to the State’s economy. Among the projects driving economic activity in Mississippi are a $1.3 billion Toyota auto plant, which is nearing completion; a $1 billion natural gas pipeline (Spectra Energy and CenterPoint Energy); a $950 million expansion at Keesler Air Force Base; a $570 million port upgrade at Gulfport; and the expansion of the Severstal and Chevron facilities estimated to cost $500 million each.

Mississippi’s unemployment rate, which averaged 9.5% during the first three quarters of 2009, stood at 9.6% in September 2009, a 2.2% increase from 7.4% in September 2008. However, Mississippi has not been hit as hard by the economic slump as states where the housing, auto, or financial crises have been concentrated. The number of persons unemployed is forecast to continue rising until the spring of 2010, when the unemployment rate both in Mississippi and nationally will peak at over 10%. During the first three quarters of 2009 payroll employment in Mississippi was down 3% in comparison to the same period in 2008. During the first nine months of 2009, the only employment sectors adding jobs year-to-date were educational & health services, which increased 1.3%, and government, which increased 2.2%. Other subsectors that increased employment were telecommunications, other general merchandise, and food services, which increased 1.4%, 0.3%, 0.7% respectively. Most employment sectors, however, showed reductions in their workforces. The greatest drops in employment were in manufacturing and in business & professional activities, which decreased 9.8% and 8.0% respectively. Construction, wholesale trade, transportation, and finance also suffered job losses of 5% or more. Since the beginning of the recession, through December 2009, Mississippi has lost 4.9% of its total employment, compared to a loss of 5.2% at the national level.

Mississippi’s automotive industry has been adversely affected by the national recession over the past couple of years. Chrysler closed six of its Mississippi dealerships in 2009, and a number of General Motors dealerships have also been closed. However, upcoming plant openings and construction will bolster Mississippi’s automotive industry. The Toyota plant in North Mississippi is now scheduled to be completed and begin producing Prius Hybrids by June 2011. The Toyota plant is expected to produce 2,000 direct jobs when the plant begins operations, with another estimated 4,900 indirect jobs expected to be created by suppliers within five years. In addition, PACCAR, parent company of Peterbilt and Kenworth trucks, is scheduled to begin operations in its new Columbus, Mississippi plant by mid 2010. The PACCAR plant will initially employ 200 employees to manufacture 12.9 liter diesel engines with a potential expansion that would create an additional 300 jobs. In October 2009, GreenTech Automotive Inc., a Mississippi company, announced plans to develop and manufacture automobiles on 1,500 acres in Tunica County, Mississippi, with an option to purchase more land as needed. The initial phase of the project is estimated to cost $1 billion and provide 1,500 jobs. The plant is expected to assemble 150,000 vehicles annually.

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The Mississippi housing market has also continued to face difficult challenges. The value of residential building permits issued decreased each month in the first quarter of 2010; however, in April of 2010 the value increased 18.1%. The increase regained almost all ground lost in the first quarter of 2010. The value of residential building permits issued had shown signs of improvements in the last half of 2009, and the recent 18.1% increase in value shows a continuation of a steady trend of recovery in the housing market. However, rising unemployment and continued uncertainty in the market continues to slow new construction.

With the completion of newly constructed casinos and reconstruction of casinos after Hurricane Katrina, casino revenues returned to pre-storm levels in 2007 and continued to climb through the first half of 2008. However, since the middle of 2008, casino revenues have declined in the wake of the current recession. The decrease in gaming revenue is consistent with the national decrease in tourism. In 2009, gross gaming revenues, including coastal and Mississippi River casinos, were $2.46 billion, down 9.4 % from 2008. Coast gaming revenues were about $1.11 billion in 2009, and River gaming revenues were about $1.35 billion. In addition, the State collected $312.1 million in gaming taxes and fees in 2009. The recovery of the gaming industry has been vital to the State’s economy and tax revenues as gaming revenue taxes provide one of Mississippi’s largest sources of tax revenue. Despite the tougher times, the Mississippi Gaming Commission is still dealing with groups interested in building additional casinos in Mississippi. In addition, the gaming industry continues to receive the support of government officials.

Agriculture remains a significant factor in Mississippi’s economy. Disastrous rainfall, acreage, and production decreases, and some lower commodity prices contributed to a 19% value of production decline for a commodity total of almost $5 billion. Government payments were at about $500,000, bringing the State’s grand total to $5.5 billion, a 15% decline from 2008. Poultry remained the State’s top agricultural commodity with an estimated $2.3 billion value, down 3% from 2008. Forestry, the State’s number two agricultural industry, is down almost 30% from 2008. 2009 marked the first year forestry dropped below the $1 billion mark since 1992. Forestry’s significant drop occurred mainly because of the downturn in the housing market, and it translated into a decline in lumber production. Despite an unexpected 37% decline in value, soybeans remained in third place with a $432 million value. Corn was not far behind at $380 million, a 16% decline. Cotton, once king of Mississippi’s crops, is now in ninth place among the State’s crops, with rice, catfish, hay, and cattle/calves coming before it. Other important crops in Mississippi include: horticultural crops, hogs, milk, wheat, sweet potatoes, peanuts, and grain sorghum.

All or part of 20 States and 136 metropolitan areas lie within 550 miles of Mississippi. Mississippi is in an excellent location to service this market area with six interstate highways, which provide access in every direction, thirty-one railroads, and seven commercial airports. International and domestic waterborne commerce is served by Mississippi’s sixteen major ports.

In Mississippi, all State indebtedness must be authorized by legislation governing the specific programs or projects to be financed. Such debt may include short- and long-term indebtedness, self-supporting general obligation bonds, highway bonds and other types of indebtedness. The amount of bonded indebtedness that may be incurred by the State or any of its direct agencies is limited by the Mississippi Constitution to an amount equal to one and one-half times the sum of all revenue collected by the State during any one of the preceding four fiscal years, whichever year may be higher.

For the fiscal year ended June 30, 2009, the State’s governmental funds reported combined ending fund balances of $3,439,671,000, which is a decrease of $497,021,000 from the previous year. The State general fund reported an ending fund balance of $2,189,599,000. The general fund balance also includes a $466,735,000 decrease, which primarily resulted from falling tax revenues paired with health and social service expenditures exceeding related revenues. Tax collections during the first four months of Mississippi’s 2010 fiscal year decreased 10% compared to the same period in the 2009 fiscal year. The two largest revenue sources, the sales tax and the personal income tax, experienced double-digit percentage drops during the first four months of Mississippi’s 2010 fiscal year, compared to the same period in the 2009 fiscal year. For the fiscal year 2010, revenues are expected to come in about $370 million below estimate. Budget problems are predicted to persist for several years. These funding gaps will be closed largely through cuts, program consolidation, and the use of non-recurring reserve funds.

New York Fund:

This section contains certain information extracted from the Annual Information Statement of the State of New York (the “State”) dated May 15, 2009 and its third quarterly supplement dated February 15, 2010 (together, the “AIS”). Additional information set forth herein also comes from releases from the Office of the State Controller and the Governor’s Office. The AIS sets forth the official disclosure information regarding the financial condition of the State as of its issue date. This section is not a comprehensive summary of the AIS or the financial condition of the State. The AIS is publicly available from the State’s Division of the Budget (“DOB”).

Most Recently Completed Fiscal Year. In the Second Quarterly Update to the AIS, DOB estimated a General Fund budget gap of $3.2 billion in fiscal year 2009-2010. The Governor proposed a Deficit Reduction Plan (“DRP”) to eliminate the General Fund gap. The DRP as proposed included actions that could be implemented administratively and actions that required the approval of the State’s legislature. In December 2009, the Governor and the State’s legislature approved a DRP that provided an estimated $2.7 billion in fiscal year 2009-2010 savings (including approximately $800 million in savings from administrative actions), leaving a shortfall of $414 million.

Since the Second Quarterly Update, DOB has made several substantive revisions to the current-services forecast for fiscal year 2009-2010 that, taken together, increase the estimate of the General Fund shortfall by $966 million (to a total of $1.4 billion). The estimate for tax collections has been reduced by $1.1 billion, based on collections experience to date, and the estimate for Medicaid expenditures has been increased by $580 million, based on an increase in weekly payments to providers and updated enrollment data.

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After accounting for the DRP as adopted and the above noted revenue and expenditure forecasting revisions, the General Fund has an estimated shortfall of $1.4 billion in the fiscal year 2009-2010. Rather than proposing additional gap-closing measures in the fiscal year 2009-2010, when the range of options for achieving recurring savings is increasingly limited, the State expects to carry the budget shortfall forward into fiscal year 2010-2011, and address it in the Executive Budget as part of a multi-year plan that emphasizes recurring savings. The State expects to end fiscal year 2009-10 with a cash balance of $1.4 billion in its General Fund, including $1.2 billion in the State’s rainy day reserves.

Executive Budget Financial Plan for Fiscal Year 2010 2011. The Executive Budget Financial Plan for 2010-11, as amended, included $8.7 billion in recommendations to eliminate a projected General Fund budget gap of $8.2 billion for fiscal year 2010-11. This projected budget gap included an estimated carryover budget shortfall of $1.4 billion in 2009-10 that the State expected to carry forward into fiscal year 2010-2011 through the deferral of payments scheduled for fiscal year 2009-2010.

Since the submission of the amended Executive Budget Financial Plan on February 9, 2010, DOB has increased the projected General Fund budget gap for fiscal year 2010-2011 by approximately $1 billion, to $9.2 billion. The change in the projected budget gap reflects the impact of the consensus revenue forecast for the economy and estimates of receipts for the 2009-2010 and 2010-2011 fiscal years, The gap-closing plan continues to assume that the Federal government will extend, for six months, the temporary increase in the Federal Medical Assistance Percentage (“FMAP”) originally authorized in the American Recovery and Reinvestment Act. However, based on current proposals in Congress and other information, DOB has reduced the estimated FMAP benefit in fiscal year 2010-2011 by approximately $300 million. To maintain a balanced Executive Budget Financial Plan, the Governor on April 26, 2010 proposed an additional $620 million in gap-closing actions for legislative consideration. The actions included reductions to existing programs, new revenues, and other resources. The total gap-closing plan proposed by the Governor now totals $9.2 billion, consistent with the updated budget gap projected for fiscal year 2010-2011.

Status of Fiscal Year 2010-2011 Budget. On March 17, 2010, the State’s legislature enacted a debt service appropriation bill, which includes appropriations for all existing and planned State-supported, contingent-contractual, and other debt obligations for the State’s 2010-2011 fiscal year, which began on April 1, 2010. The State’s legislature has not yet enacted the remainder of the annual budget for fiscal year 2010-11. In the absence of an adopted State budget for the current fiscal year, interim appropriation bills have been enacted weekly to provide for the payment of certain personnel costs, certain grants to local governments, and other items deemed necessary for legal or contractual reasons. The limited scope of interim appropriation bills is intended to help the State to maintain its cash position. As in prior years when the State has not adopted a budget by the beginning of its fiscal year, DOB expects that the Governor will continue to submit, and the State’s legislature will continue to approve, interim appropriation bills to permit governmental operations to continue until a complete annual budget for 2010-2011 is adopted. However, there can be no assurance that the State’s legislature will continue to approve interim appropriations (which it has threatened not to do).

The State’s cash position continues to be of significant concern. The amended Executive Budget Financial Plan, submitted on February 9, 2010, estimated that the General Fund would end June 2010 with a negative cash balance of $777 million. The June 2010 closing balance in All Governmental Funds (the most comprehensive view of the financial operations of the State which includes the General Fund and funds specified for dedicated purposes, as well as Federal funds and capital projects funds) was estimated at $1.2 billion. It was expected that the State would need to manage a very tight cash position throughout the first half of the 2010-2011 fiscal year, until the significant savings recommended in the Executive Budget began to provide cash relief. However, the revenue revisions associated with the consensus forecast, the effect of the ongoing budget impasse, and the uncertainties surrounding the timing and content of an annual budget are expected to further weaken the State’s cash position and increase the need for more extensive cash management actions. DOB currently estimates that, absent additional cash management actions, the State will not have sufficient cash on hand to make all the local assistance payments that are currently due on or around June 1, 2010, the largest of which is State aid to public schools. DOB anticipates that State payments scheduled for June 1, 2010 could exceed available funds, by approximately $1 billion. Furthermore, enactment of a budget for fiscal year 2010-2011 would not be expected to materially improve the cash situation in early June 2010 due to the timetable for implementing any approved gap-closing measures. Beyond June 2010, DOB expects the State to continue to experience significant intermittent cash-flow difficulties, especially during the months of September and December 2010. It should be noted, however, that the estimate of daily cash needs for the coming months is subject to considerable variability and may be substantially affected by, among other things, actual receipts collections, the content of interim appropriation bills, and the content of an annual budget agreement. In response to the cash situation, DOB expects to take one or more of the following cash management actions to maintain adequate operating margins: (1) recommend that payment dates for certain local assistance payments, including school aid, be amended to better match the flow of tax receipts, (2) further limit the scope of interim appropriations to the level supportable by estimates of available funds, or (3) use the budget director’s certificate authority to limit payments as needed to ensure the orderly operation of government.

Projected Outyear Budget Gaps. The recommendations set forth in the Updated Financial Plan (as further revised by the Governor’s Executive Budget) result in a balanced General Fund in fiscal year 2010-2011 but continue to leave projected outyear budget gaps of $5.4 billion in fiscal year 2011-2012, $10.7 billion in fiscal year 2012-2013, and $12.4 billion in fiscal year 2013-2014. By comparison, the net operating deficits in State Operating Funds are projected at $5.8 billion in fiscal year 2011-2012, $11.0 billion in fiscal year 2012-2013, and $12.5 billion in fiscal year 2013-2014. General Fund spending is projected to grow at an average annual rate of 7.6 percent from fiscal year 2009-2010 through fiscal year 2013-2014. Spending growth in the General Fund is projected to increase sharply in fiscal year 2011-2012, reflecting an expected return to a lower Federal matching rate for Medicaid expenditures on June 30, 2011, which will increase the share of Medicaid costs that must be financed by State resources, and the loss of temporary federal aid for education. Excluding these stimulus-related effects, which temporarily suppress General Fund costs in fiscal year 2009-2010 through fiscal year 2010-2011, General Fund spending grows at approximately 5.1 percent on a compound annual basis.

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Outyear spending projections do not incorporate any estimate of potential new actions to control spending in future years; any potential continuation of Federal stimulus aid beyond fiscal year 2010-2011; and any costs for future collective bargaining agreements beyond the March 31, 2011 expiration of the current four-year contracts with most unions. In addition, the forecast does not include any additional health care costs that may materialize from any health care reform at the Federal level of government.

State tax receipts growth in the three fiscal years following fiscal year 2010-2011 is expected to range from 1.3 percent to 4.8 percent. This is consistent with a projected return to modest economic growth in the New York economy in the second half of 2010 (which may not fully materialize). Receipts growth is supported by proposals that create or increase levies intended to deter unhealthy behavior, eliminate unintended tax loopholes, and supplement compliance and anti-fraud efforts. These factors are expected to continue to enhance expected receipt growth through fiscal year 2013-2014. In general, spending continues to increase at a faster rate than receipts creating a structural budget imbalance which must be addressed by the State’s legislature.

State Debt. State-related debt consists of State-supported debt for which the State is directly responsible for paying debt service, State-guaranteed debt (full faith and credit obligations of the State) and moral obligation financings and certain contingent-contractual obligations (contingent obligations of the State). The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements. In addition, the State has never been called upon to make any direct payments pursuant to its guarantees on other State-related debt and has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year. The general obligation debt of the State is rated “Aa3”, “AA” and “AA-” by Moody’s, S&P and Fitch, respectively. State-related debt on a gross basis has grown from $38.8 billion in 2000 to $52.1 billion in 2009. Only $3.3 billion of State-related debt is the State’s general obligation, the remaining amount being issued through authorities. In addition, public authorities (see below) have another $140.0 billion of debt that is not supported by State revenues. New York ranks second in combined state and local debt per capita, behind only the State of Alaska as a prolific borrower.

State Economy. Both the national and the State of New York economies are, and have been for a considerable period, in recession (though the State’s pronounced decline trailed that of the nation by a number of months). This economic downturn, has negatively impacted, and may continue to negatively impact, the State through most of fiscal year 2010-2011. All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, the credit crisis and equity market volatility pose a particularly large degree of uncertainty for New York. If political pressures result in financial sector firms reducing the cash portion of bonuses further than projected, State wages and the economic activity generated by the spending of those wages could be lower than expected. An even weaker labor market than projected could also result in lower wages, which in turn could result in weaker household consumption. Similarly, should the State’s commercial real estate market weaken further than anticipated, taxable capital gains realizations could be negatively affected. These effects would ripple though the State economy, depressing both employment and wage growth. In contrast, stronger national and world economic growth, or a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

The most recent data indicate that employment and wages in the State for the second half of calendar year 2009 were weak. The release of the 2009 benchmark revision to the national employment data showed steep year-over-year declines in the third and fourth quarters of 2009. National employment trends represent key inputs to DOB’s forecast for the State labor market. DOB estimates State employment to have fallen 2.9 percent for calendar year 2009, followed by a decline of 0.6 percent for calendar year 2010. Correspondingly, the decline in State wages for calendar 2009 is estimated to reflect a historic decline of 7.0 percent. DOB projects total State wages are to rise 3.5 percent for 2010.

Special Considerations. Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State and its fiscal planning, and are not subject to the State’s control. The State’s Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

Risks to the State Forecast. DOB forecasts that the recession has ended for purpose of making its calendar year 2010 estimates. However, there are a number of risks to this forecast. The large federal stimulus package, the Federal Reserve interest rate target that is near zero, and massive infection s of liquidity into the financial system have stimulated growth. Notwithstanding these actions, a delay in the return of normalcy in the credit markets could retard the continuation of a recovery. The global economy could contract further than anticipated in response to the factors other than the U.S. downturn, depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street.

Federal Issues. The Office of the Inspector General (“OIG”) of the United States Department of Health and Human Services conducted six audits of aspects of the State’s School Supportive Health Services program with regard to Medicaid reimbursement. The audits covered $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports recommending that the Centers for Medicare and Medicaid Services (“CMS”) disallow approximately $725 million of claims. The State disagrees with the audit findings and has requested that they be withdrawn. On July 20, 2009, the State agreed to repay the federal government nearly $540 million to settle these open issues.

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The State has received approximately, $8.66 billion in federal medical assistance grants under the FMAP in 2009 and 2010, in the aggregate. The State’s budgetary assumptions include an expected six month extension of the FMAP. However, the U.S. Congress has not yet passed such extension, and current views are that even if an extension is enacted, the terms during such extension period will not be as favorable as they have been in 2009 and 2010.

Litigation. The State is a party to certain litigation that if resolved against the State could have a material adverse impact on State finances. The State is party to certain claims brought by multiple Native American tribes asserting rights to real property (and/or damages for the illegal or uncompensated or under compensated taking thereof) that is part of the State of New York. These claims have been litigated in federal court for a decade with inconsistent intermediate results. Recent decisions by the U.S. Supreme Court and the Second Circuit Court of Appeals have greatly changed the legal landscape attendant to these cases, and the State’s defense in these matters has received a substantial boost. The Sate also has material Tobacco Master Settlement Agreement and Medicaid cases winding through the federal court system. No final determination on these matters is imminent. Although the amounts of potential losses, if any, resulting from these litigations are not presently determinable, the State’s opinion is that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State’s financial position.

Authorities and Localities

Public Authorities. Generally, “public authorities” refers to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2008, there were 19 public authorities that had outstanding debt of $100 million or more (the Dormitory Authority of the State of New York at $38.1 billion having more than twice the amount of outstanding debt as the next most prolific borrower, the Metropolitan Transportation Authority), and the aggregate outstanding debt, including refunding bonds, of these State public authorities was approximately $140 billion, only a portion (approximately $46 billion) of which constitutes State-supported or State-related debt.

The City of New York. The City of New York (the “City”) is the largest city, in terms of population, in the United States. According to 2009 statistics, nearly 43% of the State’s 19,541,453 residents lived in the City. The City’s total budget, in recent years ($64.5 billion for fiscal year 2010-2011), is almost fully half the size of the State’s budget as a whole. Based on its size alone, the City’s financial health plays a significant role in the fiscal well being of the State. The City currently faces the same recessionary pressures as the State, though possibly in even a more acute form as the epicenter of the nation’s financial institution collapse.

The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The State retains significant (though largely inactive at the current time) oversight in regard to the City’s finances dating back to the City’s financial crises in the mid 1970’s. The general obligation debt of the City is rated “Aa2”, “AA”, and “AA” by Moody’s, S&P and Fitch, respectively.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for fiscal year 2009-2010 or thereafter.

In addition, the State has periodically enacted legislation to create oversight boards in order to address deteriorating fiscal conditions within a locality. Currently, the City of Buffalo operates under a control board. The counties of Nassau and Erie as well as the cities of New York and Troy have advisory boards. The City of Yonkers no longer operates under an oversight board but must adhere to a separate fiscal agent act.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

North Carolina Fund:

North Carolina’s economy has historically been dependent on small manufacturing and agriculture. More recently, the employment base has shifted away from the traditional roots in textiles and furniture making into services and trade. According to the U.S. Bureau of the Census, the State’s estimated population as of July 2009 was 9,386,573 ranking 10th in the nation. According to the Employment Security Commission, the adjusted non-farm employment accounted for approximately 4,016,382 jobs in December 2009, which is a decrease of 124,200 non-farm payroll jobs since December 2008. In December 2009, the Employment Security Commission reported that the seasonally adjusted unemployment rate in December 2009 was 11.2%, which is 1.2% higher than the national rate as a whole.

Manufacturing firms employ approximately 11.2% of the non-agricultural work force, resulting in the State being named ninth nationally for manufacturing employment. Manufacturing jobs in the traditional sectors of textiles and apparel have declined due to competition in international markets. These sectors, however, accounted for only 1.6% of total non-farm employment as of June 2009. The State has

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continued to experience significant investment by international firms, and is ranked sixteenth largest among the states in export trade as of September 2009. The services industry sector constitutes the single largest job segment of the State’s economy, representing nearly 40.0% of the non-farm jobs, and includes a broad base of different occupations throughout the State, including banking, accounting, legal services, health services and technology services. Total employment in the service industry decreased by 18,100 jobs from December 2008 to December 2009.

Budget Process. The State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget not exceed the total of receipts during the fiscal period and the surplus remaining in the State Treasury at the beginning of the period. The Executive Budget Act, adopted by the General Assembly in 1925, sets out the procedure by which the State’s budget is adopted and administered, and requires the adoption of a balanced budget. The total State budget is supported from four primary sources of funds: (1) General Fund tax and non-tax revenue; (2) Highway Fund and Highway Trust Fund tax and non-tax revenue; (3) federal funds and (4) other receipts, generally referred to as departmental receipts. Federal funds comprise approximately 33.1% of the total 2009-2010 State budget. The largest share of federal funds is designated to support programs of the Department of Health and Human Services such as income maintenance, vocational rehabilitation, and public health. The other major recipients of federal funds are public schools, universities, community colleges and transportation, including highway construction and safety.

State Revenues and Expenditures. Because of recessionary economic conditions in the nation and North Carolina which caused actual receipts to decline for the 2009 fiscal year, on January 13, 2009, the Governor issued an executive order to ensure that the budget would be balanced, as required by the State Constitution. That executive order required the Office of State Budget and Management to do the following: 1) reduce, as necessary, State expenditures from funds appropriated to operate State departments and institutions, resulting in reversions of $1.7 billion, 2) halt expenditures for capital improvement projects for which State funds have been appropriated but not placed under State contract, resulting in reversions of $175.9 million ($40 million was also transferred from capital improvement projects that were completed but had unexpended funds), 3) transfer, as necessary, non-General Fund and non-Highway Fund receipts into the General Fund to support appropriation expenditures, which included $386.6 million from the Rainy Day Fund, $337.5 million of cash balances from other funds, and $10.1 million from three other statewide reserves, and 4) other steps as specified in the order. The fund balance of the General Fund decreased from $1.678 billion at June 30, 2008 (as restated) to negative $775.864 million at June 30, 2009. The State appropriated most of the beginning unreserved fund balance, appropriated $1.155 billion of federal recovery funds, reduced expenditures, and transferred amounts from other funds to finance a revenue shortfall of $2.983 billion.

As of March 31, 2010, general obligations of the State of North Carolina were rated “Aaa” by Moody’s and “AAA” by S&P and Fitch. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

Pennsylvania Fund:

State Economy. The Commonwealth of Pennsylvania (the “Commonwealth” or “Pennsylvania”) is the sixth most populous state in the nation. Pennsylvania’s economy, which historically had been identified with heavy industry, has changed over the last thirty years with the decline of the coal, steel and railroad industries. With these changes, the Commonwealth’s business environment has evolved, and Pennsylvania has developed a more diversified economic base. This evolution was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of economic growth in Pennsylvania are in the service sector, including trade, medical, health services, education and financial institutions.

Pennsylvania’s agricultural industries remain an important component of the Commonwealth’s economic structure, accounting for more than $5.8 billion in crop and livestock products annually. Over 63,000 farms form the backbone of the State’s agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and three million acres of pasture and farm woodlands- nearly one-third of the Commonwealth’s total land area.

Non-agricultural employment in Pennsylvania, over the ten years ending in 2009, decreased at an average annual rate of 0.1%, identical to the average rate of decline for the Middle Atlantic region but in excess of the 0.07% rate of decline for the nation, as a whole, each over the same period. Sharp increases in job losses, resulting from the nation’s protracted recession, have caused Pennsylvania to lose non-agricultural employment in lockstep with the Mid Atlantic region and on par with the nation.

Non-manufacturing employment in Pennsylvania has increased in recent years to 89.8% of the total employment in 2009. Consequently, manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 10.2% of 2009 total non-agricultural employment, has fallen behind the services sector, the trade sector and the government sector, and has become the 4th largest single source of employment within the Commonwealth. In 2009, the services sector accounted for 47% of all non-agricultural employment, the trade sector accounted for 15.1% and the government sector accounted for 13.5%.

Pennsylvania’s annual average unemployment rate was substantially equivalent to the national average throughout the 2000’s. Slower economic growth caused the unemployment rate in the Commonwealth to rise to 5.7% in 2003, and the current national recession has caused a return to such levels and more. In between, rebounding economic growth resulted in a decrease in the Commonwealth’s unemployment rate to 4.3% in 2007. For 2009 the unemployment rate in the Commonwealth soared to 8.1%, and rose to even higher levels in 2010. As of April 2010, the most recent month for which data is available from the U.S. Labor Department’s Bureau of Labor Standards, unemployment rate for the Commonwealth was 9.0%, considerably less than the national average and roughly in line with the Middle-Atlantic region.

State Budget. The Commonwealth operates under an annual budget that is formulated and submitted for legislative approval by the Governor no later than the first full week of February. The Pennsylvania Constitution requires that the Governor’s budget proposal consist of

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three parts: (i) a balanced operating budget setting forth proposed expenditures and estimated revenues from all sources and, if estimated revenues and available surplus are less than proposed expenditures, recommending specific additional sources of revenue sufficient to pay the deficiency; (ii) a capital budget setting forth proposed expenditures to be financed from the proceeds of obligations of the Commonwealth or its agencies or from operating funds; and (iii) a financial plan for not less than the succeeding five fiscal years, that includes for each year projected operating expenditures and estimated revenues and projected expenditures for capital projects. The General Assembly may add, change or delete any items in the budget prepared by the Governor, but the Governor retains veto power over the individual appropriations passed by the legislature. The Commonwealth’s fiscal year begins on July 1 and ends on June 30.

All funds received by the Commonwealth are subject to appropriation in specific amounts by the General Assembly or by executive authorization by the Governor. Total appropriations enacted by the General Assembly may not exceed the ensuing year’s estimated revenues, plus (less) the un-appropriated fund balance (deficit) of the preceding year, except for constitutionally authorized debt service payments. Appropriations from the principal operating funds of the Commonwealth (the General Fund, the Motor License Fund and the State Lottery Fund) are generally made for one fiscal year and are returned to the un-appropriated surplus of the fund if not spent or encumbered by the end of the fiscal year. The Constitution specifies that a surplus of operating funds at the end of a fiscal year must be appropriated for the ensuing year.

Pennsylvania uses the “fund” method of accounting. For purposes of governmental accounting, a ‘‘fund’’ is an independent fiscal and accounting entity with a self-balancing set of accounts, recording cash and/or other resources together with all related liabilities and equities that are segregated for the purpose of carrying on specific activities or attaining certain objectives in accordance with the fund’s special regulations, restrictions or limitations. In the Commonwealth, over 150 funds have been established by legislative enactment or in certain cases by administrative action for the purpose of recording the receipt and disbursement of money’s received by the Commonwealth. Annual budgets are adopted each fiscal year for the principal operating funds of the Commonwealth and several other special revenue funds. Expenditures and encumbrances against these funds may only be made pursuant to appropriation measures enacted by the General Assembly and approved by the Governor.

Financial information for the principal operating funds of the Commonwealth are maintained on a budgetary basis of accounting, which is used for the purpose of ensuring compliance with the enacted operating budget. The Commonwealth also prepares annual financial statements in accordance with generally accepted accounting principles (“GAAP”). Budgetary basis financial reports are based on a modified cash basis of accounting as opposed to a modified accrual basis of accounting prescribed by GAAP. Financial information is adjusted at fiscal year-end to reflect appropriate accruals for financial reporting in conformity with GAAP.

The General Fund, the Commonwealth’s largest operating fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth’s operating and administrative expenses are payable from the General Fund. Debt service on all bond indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund. During the five year period ending with fiscal 2009, total revenues and other sources increased by an average of 3.2% annually. Tax revenues during this same period increased by an annual average of 0.8% (both substantially weighed down by 2009 results). During the past several fiscal years, fees and license income and other financing sources such as transfers from other funds to become a larger portion of income to the General Fund. Expenditures and other uses during this same period rose at an average annual rate of 2.2%. Fiscal year 2009 revenues decreased year-over-year versus fiscal year 2008 revenues, while during the same period, expenditures rose. This imbalance created a significant budget deficit in fiscal year 2009, and similar continuing trends have led to substantial budget deficits in fiscal year 2010 and the proposed budget for fiscal year 2011.

Fiscal Year 2009 Budget. Final general fund expenditures under the fiscal year 2009 budget amounted to $28.135 billion. Total fiscal year 2009 general fund revenues net of reserves for tax refunds amounted to only $25.530 billion. The difference between revenues and expenditures was funded by a drawdown of approximately $2.8 billion from the beginning of the year fund surplus balance. The adverse effects of the national economic recession played havoc with the Commonwealth’s revenue projections. General Fund revenue collections were $3.255 billion below estimates, representing 11.3% of aggregate projected revenues for the entire fiscal year. All major categories of revenue generation fell short of projections, and declined from the previous year’s receipts on a year-over-year basis.

To offset declining revenues the Commonwealth implemented three rounds of budget cuts or freezes. Total budget cuts for fiscal year 2009 amounted to $505 million. Additionally, the Commonwealth implemented a general hiring freeze and undertook various other administrative cost cutting measures.

Fiscal Year 2010 Budget. Fiscal year 2010 began on July 1, 2009 without an enacted budget. Continuing fiscal pressures pitted the Governor and his proposed budget against the Commonwealth legislature that demanded more austere measures be adopted. Ultimately, a bridge budget was signed into law on August 5, 2009, and a final fiscal year 2010 budget was enacted on October 9, 2009, more than a quarter year through the fiscal year. The fiscal year 2010 budget was premised on zero revenue growth year-over-year versus the fiscal year 2009 budget. In fact, this zero growth assumption has proven to be overly optimistic with general fund revenues running 4.6% behind estimated revenues. Total revenues for fiscal year 2010 are now expected to fall short of estimates by approximately $1.2 billion. In response to the lower than estimated revenues, additional budgets cuts or freezes, reducing the ability of agencies to spend appropriated funds, were directed by the Governor. In addition, the Commonwealth utilized numerous one-time accounting changes and other budgetary transfers to offset the deficit.

Proposed Fiscal Year 2011 Budget. On February 9, 2010, the Governor submitted the proposed fiscal year 2011 budget to the Pennsylvania General Assembly. The fiscal year 2011 budget recommends total General Fund spending of approximately $29 billion, an increase of $1.15 billion, or 4%, from the fiscal year 2010. Fiscal year 2011 General Fund spending under the Governor’s proposed budget,

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is funded by $26.3 billion in Commonwealth generated revenues, as well as $2.8 billion in federal funds earmarked to the Commonwealth under the American Recovery and Reinvestment Act. Administrative spending in the proposed fiscal year 2011 budget is 4 percent lower than it was in fiscal year 2003. If administrative spending had been allowed to grow at the rate of inflation, Commonwealth agencies would spend $458 million more to operate state government in fiscal year 2011 than is allocated for such purposes in the proposed fiscal year 2011 budget. The proposed fiscal year 2011 budget includes a reduction of positions in the Commonwealth’s current authorized complement that will bring the total reduction in the Commonwealth’s workforce since January 2003 to 4,887. In the proposed fiscal year 2011 General Fund budget, $12.3 billion, or 42%, of total General Fund expenditures are for education. The proposed fiscal year 2011 General Fund budget reduces spending by 1 percent in all areas other than education, public welfare, aging and long term living, corrections, probation and parole, and debt service.

Further legislative debate is anticipated before both houses of the Pennsylvania legislature adopt the General Appropriation Bill. The General Assembly may change, eliminate or add amounts and items to the proposed budget submitted by the Governor, and there can be no assurance that the budget, as proposed by the Governor, will be enacted into law by June 30, 2010. In the event that the General Assembly fails to pass, or the Governor fails to sign, an appropriation act prior to July 1 of any fiscal year for that fiscal year, the Pennsylvania Constitution, the laws of Pennsylvania and certain state and federal court decisions provide that the Commonwealth may continue during such periods of an un-budgeted fiscal year to make debt service payments, payments for mandated federal programs such as cash assistance and payments related to the health and safety of the citizens of the Commonwealth such as police and correctional services. Failure, however, of the Governor and the General Assembly to reach agreement on the budget could have adverse effects on the Commonwealth, including, among others, the collection of revenue and completion of the annual audit.

Debt Limits and Outstanding Debt. The Pennsylvania Constitution permits the issuance of the following types of debt: (i) without voter approval, debt to suppress insurrection or rehabilitate areas affected by man-made or natural disaster; (ii) electorate approved debt; (iii) debt for capital projects subject to an aggregate outstanding debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years; and (iv) tax anticipation notes payable in the fiscal year of issuance. Under the Pennsylvania Constitution the total debt limitation for capital projects as of end of fiscal year 2010 is approximately $57,049 billion. Outstanding net general obligation debt of the Commonwealth (less refunding escrows and sinking funds) is approximately $8.654 billion at the end of fiscal year 2010.

Debt Ratings. All outstanding general obligation bonds of the Commonwealth are rated by S&P and by Moody’s. The Commonwealth’s $1,000,000,000 General Obligation Bonds Second Series of 2010 dated May 19, 2010, were rated “Aa1” by Moody’s, “AA” by Standard and Poor’s and “AA+” by Fitch.

City of Philadelphia. The City of Philadelphia (the “City” or “Philadelphia”) is the largest city in the Commonwealth. Philadelphia experienced serious financial difficulties in fiscal years 1988 through 1992, as a result of which large general fund deficits were generated.

The Pennsylvania Intergovernmental Cooperation Authority (“PICA”) was created by Commonwealth legislation in 1991 to assist Philadelphia in remedying its fiscal crises. PICA is authorized to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. This financial assistance has included grants used by the City for defeasance of certain city general obligation bonds, funding of capital projects and the liquidation of the cumulative general fund balance deficit of Philadelphia which, as of June 30, 1992, stood at the amount of $224.9 million. At this time, Philadelphia is operating under a five-year fiscal plan approved by PICA on September 16, 2009.

No further bonds may be issued by PICA, as its authority to issue debt has expired. Nonetheless, its ability to refund existing outstanding debt is unrestricted. PICA had $557.7 million in special tax revenue bonds outstanding as of June 30, 2009. Neither the taxing power nor the credit of the Commonwealth is pledged to pay debt service on PICA’s bonds. As of May 4, 2009, Philadelphia’s general obligation bonds are rated “BBB” by Standard & Poor’s, “Baa1” by Moody’s and “BBB+” by Fitch. The School District of Philadelphia, a political subdivision with the authority to issue its own obligations, is now under Commonwealth control, as it is experiencing significant financial difficulties.

Litigation. The Commonwealth is a party to numerous lawsuits in which an adverse final decision could materially affect the Commonwealth’s governmental operations and consequently its ability to pay debt service on its obligations. The Commonwealth also faces tort claims made possible by the limited waiver of sovereign immunity affected by Act 152, approved September 28, 1978, as amended. Under Act 152, damages for any loss are limited to $250,000 per person and $1 million for each accident. Approximately 3,150 suits remain open against the Commonwealth.

South Carolina Fund:

South Carolina’s economy was predominantly dependent on agriculture until well into the twentieth century; thereafter, manufacturing became the leading contributor to the gross state product. Since the 1950’s, the state’s economy has undergone a gradual transition to other activities.

At December 31, 2008, principal contributors to South Carolina’s gross state product were the trade, transportation and utilities industries (21%), manufacturing (18%), followed by financial activities and government (15%, each). During the years 2003-2008, the fastest growing contributors to real gross state product were the information industry (8.3% average annual growth), followed by professional and business services (4.9%) and education and health services (3.9%). Manufacturing declined over the period by 2.6% in the State, while growing slightly in both the southeast by 0.4% and the nation by 1.2%. The State’s total gross domestic product grew at an average annual growth rate of 1.0% (versus 2.0% for southeastern states, and 2.0% for the nation) from 2003-2008.

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South Carolina’s unemployment rate in January, 2010 was 12.6%, as compared to 10.3% for the southeastern states and 9.7% for the nation. Over the past several years, South Carolina’s unemployment rate has trended higher than the unemployment rates of other southeastern states and the nation. Largest contributors to the state’s unemployment rate are declines in manufacturing jobs and growth in the labor force. While South Carolina’s economy is generating jobs, not enough jobs were created to address the expanding labor force. Strongest job growth through the period 2003-2008 occurred in the government sector (38,700, 1.2%), followed by education and health services (30,400, 3.2%), professional and business services industry (22,900 jobs, 2.3% average annual growth), trade, transportation and utilities (18,000, 1.0%), leisure and hospitality (13,500, 1.4%), and financial activities (13,200, 2.7%). During the same period, the State’s manufacturing center declined by 67,600 jobs (2.6%).

In 2008, the State’s per capita income increased to $31,854 or 2.4% year over year, compared to an increase of 2.3% for the southeast and 2.9% for the nation. The State’s per capita income was 80.2% of the national per capita income (compared to 80.5% in 2007) and 88.8% of the southeast (compared to 88.9% in 2007) per capita income.

For the calendar year 2008, the South Carolina Department of Commerce reported $4.170 billion in new capital investments that are expected to create about 18,993 new jobs. Over the past three years, 29% of those jobs were in the State’s rural areas.

Tennessee Fund:

The State Constitution of Tennessee requires that (1) the total expenditures of the State for any fiscal year shall not exceed the State’s revenues and reserves, including the proceeds of debt obligations issued to finance capital expenditures and (2) the rate of growth of appropriations from State tax revenues shall not exceed the estimated rate of growth of the State’s economy for any given year. The State Constitution further provides no debt obligation may be authorized for the current operation of any State service or program unless repaid within the fiscal year of issuance. The State’s fiscal year runs from July 1st through June 30th.

State Revenue Collections. The sales tax is Tennessee’s most important source of revenue, accounting for more than 60% of the State tax collections. Tennessee does not impose an income tax on personal income. In recent years, the General Assembly has considered, but did not pass, income tax legislation. The 2002 Tennessee General Assembly passed the Tax Reform Act of 2002, introducing a variety of tax increases to fund State government, and allowing for a maximum combined State and local sales tax rate of 9.75%. The fall off in taxable sales beginning in 2006 has had a tremendous effect on the budget of the State and the budget of local governments across the State. Since 1999, Tennessee’s budget has fallen short of annual projections, and the recurring budget crisis could lead to further financial difficulties for the State.

Taxable sales and state sales tax revenue continue to decline, though at somewhat lower rates of year-over-year decline. Taxable sales were down 2.2% in 2008 and fell further to 7.6% in 2009, performing worse than the national average. Taxable sales are starting to recover in 2010 and are expected to rise 2.1% this year. However, on a fiscal year basis, taxable sales are expected to fall 2.5% in the current fiscal year before experts predict a 3.3% gain in the 2010/11 fiscal year. Tax collections rose $27.2 million for the first time in two years, from April 2009 to April 2010, with sales and use tax collections increasing 5.6% but revenues remain 8.8% below April 2007. Prior to the recession, Tennessee tax collections peaked in fiscal year 2007/08 with total collections of $11.1 billion. Tennessee tax revenues are not expected to reach their pre-recession collection peak until the 2012/13 fiscal year. In the meantime, more fiscal pressure will emerge when federal fiscal stimulus funds are exhausted at the end of the 2010/11 fiscal year. Tennessee Governor Phil Bredesen has been hoping federal stimulus dollars will allow Tennessee agencies, especially related to higher education, to offset the need to make huge cuts in 2009/10. However, it has been reported that the administration wants to phase in 12% spending cuts over a three year period.

Tennesseans voted to remove the State constitutional prohibition on lotteries in November 2002 and amended the constitution to provide that lottery profits may be used to fund college loans and scholarships, capital outlay projects for K-12 education facilities and early learning and after school programs. The Tennessee Education Lottery Corporation reports that the State realized about $280.2 million in 2009. For the third straight year, the Tennessee Education Lottery achieved gross sales of over $1 billion. However, lottery revenues are highly volatile, and research suggests that though there may be rapid initial growth in revenue generated from lotteries, such growth is often followed by years of stagnant or declining revenue.

Employment, General Demographic and Other Economic Factors. The collapse in employment over the last several years has caused the State unemployment rate to rise sharply. The job losses were broadly based, affecting most sectors of the economy. By the third quarter of 2009, the quarterly unemployment rate had risen to 10.9% and the number of unemployed people rose to about 315,000 people, a 129.9% increase over the first quarter of 2007. The rapid increase of unemployment benefits in early 2009 caused the State to raise unemployment insurance premiums to ensure the solvency of the unemployment trust fund. The State economy is predicted to begin seeing improvement in economic conditions in 2010 and the unemployment rate will likely average 10.4% in 2010 and is predicted to remain at above 10% through 2011. Nominal personal income is expected to advance 2.1% in 2010, improving to 3.5% growth in 2011.

Historically, the Tennessee economy has been characterized by a slightly greater concentration in manufacturing employment than the U.S. as a whole. However, in the last 20-25 years the State economy has undergone a structural change through increases in service sector and trade sector employment. Manufacturing employment in Tennessee has steadily declined on a percentage of work force basis, while service sector employment in Tennessee has climbed steadily since 1973. Manufacturing has fared worse than other sectors in the State economy as industrial production has contracted. In 2008, manufacturing jobs fell 4.8% and job losses in the first quarter of 2009 were at 18.3%. Nonfarm employment will see its first seasonally-adjusted quarterly gain this year since the fourth quarter of 2007 but is expected to fall 0.5% in 2010. The only sectors expected to see job growth are wholesale trade, professional and business services, education and health services and government.

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Agriculture also remains an important sector of the Tennessee economy, accounting for 11.4% of the State’s economy with $44.2 billion in output. 40% of the land base in Tennessee is in farmland, two-thirds of which is cropland. Agricultural production alone, excluding forest products, generates more than $2.5 billion annually in farm cash receipts. International trade has a significant impact on Tennessee agriculture with exports of raw agricultural products totaling about $750 million each year. Tennessee’s top agricultural commodities include cattle and calves, broilers, horticultural products, soybeans, cotton, dairy products, corn, tobacco, hogs, hay, tomatoes, eggs, wheat, snap beans, grain sorghum, apples, peaches, farm chickens, squash, and sheep and lambs. Crops and livestock products contributed nearly equally to these cash receipts. In 2008, Tennessee began to recover from the record 2007 drought conditions with improved crop production. The combination of high input prices and weakening economy continued to put pressure on beef and other meat animal producers during 2008. Agriculture production increased in 2009 due to good moisture levels, boosting soybean, corn, hay and cotton crops. 2009 crop prices did not hit the highs of 2008 but were sufficient to ensure profitability in the crop sector. Livestock producers in comparison, face significant profitability issues as the result of higher crop prices which increased feed costs.

The State’s population is currently estimated at approximately 6.2 million and is projected to rise to 6.8 million by 2020. A U.S. census study projects that, during the period from 1995-2025, Tennessee will be the sixth most popular destination for new residents coming from other states. Population growth in Tennessee is expected to come mostly in the major metropolitan areas (Memphis, Nashville, Knoxville and Chattanooga) over the next 10 15 years. The greatest growth is expected to occur in the Nashville MSA, which, in 1995, passed the Memphis MSA as the largest metropolitan population center in Tennessee for the first time. The largest population decline is expected in the rural counties of northwest Tennessee.

Bond Ratings. Fitch Ratings, Moody’s Investors Service, Inc., and Standard & Poor’s Ratings Services have given the General Obligation Bonds, 2009 Series C and Series D ratings of “AA+”, “Aa1”, and “AA+”, respectively. Such ratings reflect only the respective views of such organizations and an explanation of the significance of a rating may be obtained only from the rating agency furnishing the same. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular obligations contained in the Tennessee Fund may not be adversely affected by changes in economic or political conditions.

Virginia Fund:

In Virginia, according to the U.S. Department of Commerce, Bureau of Economic Analysis as of October, 2008, the major sources of personal income were the service industry (44.3%), state and local government (11.0%), the wholesale and retail trade industry (9.2%), the finance, insurance and real estate industry (5.3%), civilian federal government (7.9%), the manufacturing industry (6.6%), the construction industry (5.9%) and military federal government (6.0%). In 2008, per capita personal income was $42,876. In 2009, Virginia’s population was 7.88 million. From 1998 through 2009, the percentage of unemployment in Virginia has been less than the national unemployment rate. Based on preliminary data as of January, 2010 of the U.S. Department of Labor, in 2009 the unemployment rate in Virginia was 6.4% compared to 10.0% nationally. Taxable retail sales in Virginia for 2008 totaled $90.1 billion (down from $92 billion in 2007).

The Constitution of Virginia limits the ability of the Commonwealth to create debt and requires a balanced budget. The general fund balance on a budgetary basis fell by $1.396 billion in fiscal year 2009, a decrease of 63% from fiscal year 2008. Overall revenues decreased by $1.474 billion or 9% from fiscal year 2008 to fiscal year 2009. Overall expenditures decreased by $643 million or 4% from fiscal year 2008 to fiscal year 2009. Of the $823 million general fund balance as of June 30, 2009, $662 million was reserved in the revenue stabilization fund. As of June 30, 2009, the total outstanding tax-supported debt was approximately $9 billion.

General obligations of cities, towns or counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under the Code of Virginia, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest.

As of June 1, 2010, the Commonwealth had a Standard & Poor’s rating of “AAA”, a Moody’s rating of “Aaa”, and a Fitch rating of “AAA” on its general obligation bonds.

West Virginia Fund:

West Virginia is among the nation’s leading states in coal, oil and gas production. High energy prices in recent years have brought an increase in State tax revenues attributable to these industries. However, energy demand has fallen recently as a result of the worldwide recession, and tax revenues have consequently decreased somewhat in the last two years. Although West Virginia continues to work at diversifying its economy, the energy sector still accounts for the greatest percentage of the State’s gross domestic product.

Data compiled by the State of West Virginia Bureau of Employment Programs indicates that the annual average unemployment rate in West Virginia during 2009 was 7.9%, up from 4.3% in 2008. Most sectors of the economy experienced falling employment, although statistics from March of 2009 show year-over-year employment increases in retail trade, health care/social assistance, manufacturing of nondurable goods, and the federal government. As of April of 2010, the seasonally adjusted unemployment rate in West Virginia stood at 9.2%, still below the national average of 9.9%. According to the United States Department of Commerce, personal income in West Virginia increased by 2.1% in 2009, making West Virginia one of only six states to experience an increase in personal income for the year. Per capita income in West Virginia rose by 1.8% in 2009 and ranked 44th among the 50 states. For the decade from 1999 through 2009, West Virginia’s per capita personal income has grown at an annual rate of 4.3%, compared to the national average growth rate of 3.3%.

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The West Virginia Treasurer’s Office compiles an Annual Debt Capacity Report, addressing various issues of debt management by State government. Among other things, this report attempts to determine whether the State is reaching its goal of keeping key debt ratios in the “average to low range of nationally recognized debt limits.” According to the Annual Debt Capacity Report for the period ended June 30, 2009 (the end of the State’s fiscal year), the State had net tax supported debt (“NTSD”) outstanding of $1.53 billion, the same as for the previous fiscal year, marking the first time in four years that the NTSD has not decreased. Servicing this debt accounts for 4.72% of the State’s general revenue fund (This is below the 5% cap necessary to keep the ratio in the low range of nationally recognized debt limits). Other ratios calculated in the Annual Debt Capacity Report concerning the State’s NTSD for 2009 are: debt as a percentage of revenue, 3.69% (below the recommended cap of 4%), debt as a percentage of personal income, 2.62% (below the recommended cap of 3%), debt per capita, $843 (below the recommended cap of $1,000 per capita), and as a percentage of assessed value, 1.96% (the first year this ratio has been below the recommended cap of 2%). According to the Debt Capacity Report, all of these ratios are expected to increase slightly for the 2010 and 2011 fiscal years due to recessionary factors, before resuming a downward trend.

According to the 2009 Debt Capacity Report, West Virginia maintained its rating of “Aa3” with Moody’s Investor Services. States with the same “Aa3” rating from Moody’s, as of July of 2009, include Arizona, Connecticut, Maine, Michigan, Mississippi, New Jersey, New York, Oklahoma, Rhode Island and Wisconsin.

The West Virginia Treasurer’s Office also periodically issues an unaudited Debt Position Report. According to the 2009 fiscal year Debt Position Report, approximately $603 million of West Virginia’s $1.53 billion NTSD was in the form of general obligation bonds at the end of the fiscal year. Issuance of general obligation debt requires an amendment to the West Virginia Constitution, which must be approved by a two-thirds vote of both houses of the Legislature and a majority of the State’s voters. West Virginia has not issued any “new money” general obligation debt since July of 2001.

According to the 2009 fiscal year Debt Capacity Report, West Virginia’s “rainy day fund” has regained part of the losses incurred during the financial market crisis of 2008. In February of 2009, the value of the rainy day fund had fallen to $448 million; but the fund rebounded to a value of more than $542 million by the end of the fiscal year.

Like many states, West Virginia faces a future clouded by under-funded pension and other post-employment benefit plans. In 2005, West Virginia voters rejected a proposed plan to issue approximately $5.5 billion of pension obligation bonds to close the under-funding gap. During the years when West Virginia was consistently running budget surpluses, the Legislature and Governor applied those surpluses to pay down the pension shortfalls. By 2007, this strategy had resulted in four out of six major pension plans being funded to a level of at least 97%, with one of the other two funded at more than 85%. However, the largest pension plan in the State, covering teachers, was grossly underfunded and reached a 51% funding level in 2007 only because the State injected it with the proceeds from bonds backed by its portion of the multi-state settlement of tobacco litigation. As a result of the collapse of the stock market since 2007, by July 1, 2009, funding of the Teacher’s Retirement System stood at 41.3%, and only one of the State’s public employee retirement plans was funded at a level above 66%. While the stock market has regained some of its value since July 1, 2009, most of the State’s pension funds remain underfunded. Pension plans for several West Virginia municipalities are also greatly underfunded, and the State may be called upon to bail out those plans.

Legislation privatizing worker’s compensation became effective in January of 2006, and has resulted in significant savings for some employers. The former, state-run worker’s compensation agency had amassed debt in excess of $3 billion, which is now authorized to be paid off through special-revenue bonds. Under the legislation, a state-run employers’ mutual insurance company, called BrickStreet, handles all claims, and BrickStreet enjoyed a monopoly until July of 2008. Other insurers that write workers’ compensation policies have been allowed to compete with BrickStreet for private employers since July 1, 2008. Public employees will continue to be covered by BrickStreet through 2012. Part of the State’s initial capitalization of BrickStreet was in the form of a surplus note in the face amount of $200 million. That note was paid in full in 2009.

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July 29, 2010

PROSPECTUS

MFS® Municipal Income Fund

The investment objective of the fund is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation

CLASS	TICKER SYMBOL
Class A	MFIAX
Class B	MMIBX
Class C	MMICX

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

LMB-PRO-072910

MFS Municipal Income Fund

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation.

Summary of Key Information

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 7 of the fund’s prospectus and “Waivers of Sales Charges” on page 13 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A		B	C
Maximum Sales Charge (Load)
Imposed on Purchases (as a percentage of offering price)	4.75%		N/A	N/A
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C
Management Fee	0.40%	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%
Total Other Expenses	0.17%	0.17%	0.17%

Total Annual Fund Operating Expenses	0.82%	1.57%	1.57%
Fee Reductions and/or Expense Reimbursements[1]	(0.04)%	(0.04)%	(0.04)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.78%	1.53%	1.53%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	MFS has agreed in writing to bear the fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Other Expenses” do not exceed 0.10% of the fund’s average daily net assets annually for each class of shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

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MFS Municipal Income Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$551	$721	$905	$1,437
Class B Shares assuming redemption at end of period	$556	$792	$1,051	$1,662
no redemption	$156	$492	$851	$1,662
Class C Shares assuming redemption at end of period	$256	$492	$851	$1,864
no redemption	$156	$492	$851	$1,864

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

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MFS Municipal Income Fund

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 3.63%. During the period(s) shown in the bar chart, the highest quarterly return was 8.54% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.86)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares	13.16%	2.93%	4.67%
C Shares	16.13%	3.27%	4.53%
A Shares	12.44%	3.04%	4.79%
Returns After Taxes on Distributions
A Shares	12.44%	3.02%	4.77%
Returns After Taxes on Distributions and Sale of Fund Shares
A Shares	9.92%	3.26%	4.82%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Geoffrey L. Schechter	2000	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

Investment Objective, Strategies, and Risks

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation. The fund’s objective may be changed without shareholder approval.

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MFS Municipal Income Fund

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS normally invests the fund’s assets primarily in municipal instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Investment Types

The principal investment types in which the fund may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are debt instruments of less than investment grade quality.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

The yield and share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, regulatory, geopolitical, and other conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer’s pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made.

Lower quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments can be less liquid, especially during periods of recession or general market decline.

5

MFS Municipal Income Fund

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds and certain derivatives, and municipal housing bonds, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be called or repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, market and economic conditions, issuer, industry-specific and other conditions. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

Other Investment Strategies and Risks

Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Strategy: In response to adverse market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies, Types, and Risks: Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser

MFS, located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended March 31, 2010, the fund paid MFS an effective management fee equal to 0.40% of the fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.40% annually of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee to 0.37% annually of the fund’s average daily net assets in excess of $1.3 billion and to 0.35% annually of the fund’s average daily net assets in excess of $2.0 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

MFS has agreed in writing to bear the fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Other Expenses” do not exceed 0.10% of the fund’s average daily net assets annually for each class of shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

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MFS Municipal Income Fund

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s semiannual report for the six-month period that ended September 30, 2009.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $180 billion as of June 30, 2010.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

In addition, by clicking on a fund name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	APPROXIMATE DATE OF POSTING TO WEB SITE
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions. If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Geoffrey L. Schechter	Portfolio Manager	Employed in the investment area of MFS since 1993

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

Description of Share Classes

The fund offers Class A, Class B, and Class C shares through this prospectus. The fund also offers additional classes of shares, Class A1 and Class B1 shares, which are available through a separate prospectus provided to investors eligible to purchase them. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A, or a CDSC when you redeem Class A, Class B, or Class C shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A, Class B, or Class C shares. In addition, other sales charge waivers or reductions apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., asset-based fee programs available through certain financial intermediaries). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions are not available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A Shares. You may purchase Class A shares at the offering price (which includes the applicable initial sales charge).

The amount of the initial sales charge you pay when you buy Class A shares differs depending upon the amount you invest, as follows:

	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

*	Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

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MFS Municipal Income Fund

You may purchase Class A shares without an initial sales charge when you invest $1 million or more in Class A shares. However, for such shares purchased on or after September 1, 2008, for purchasers other than eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level (“Employer Retirement Plans”)), a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 24 months of your purchase.

Class B Shares. You may purchase Class B shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

If you hold Class B shares for approximately eight years, they will convert to Class A shares of the fund. All Class B shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B shares in your account convert to Class A shares, a proportionate number of the Class B shares in the sub-account will also convert to Class A shares.

Class C Shares. You may purchase Class C shares at net asset value without an initial sales charge. However, a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 12 months of your purchase.

Sales Charge Waivers or Reductions. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

INVESTMENTS ELIGIBLE FOR:
Program	WAIVED INITIAL SALES CHARGE	REDUCED INITIAL SALES CHARGE	WAIVED CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program	X
Other Sales Charge Waivers	X		X

*	Investments under the Automatic Exchange Plan or certain other exchanges may be subject to a sales charge in certain cases.
**	Not available for Class A shares and limited for Class B and Class C shares.

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Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

To establish an LOI, complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

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Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

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Linking Accounts For LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA include:

•	Individual accounts;

•	Joint accounts;

•	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•	MFS 529 College Savings Plan accounts;

•	Certain single-participant retirement plan accounts;

•	Certain Individual Retirement Accounts;

•	Uniform Gifts/Transfers to Minor Acts accounts; and

•	Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

In order to link such accounts, the broker/dealer at the time of your current purchase for an ROA or at the time of the establishment of an LOI must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined for purposes of an LOI or ROA:

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Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser); or

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MFS Municipal Income Fund

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Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase for an ROA or is different than the broker/dealer at the time of the establishment of the LOI.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

Special Note for LOI or ROA eligible accounts linked prior to May 1, 2006. Any ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under an ROA. In addition, with respect to an LOI or ROA eligible accounts linked prior to May 1, 2006, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

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Automatic Exchange Plan. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from your account in the fund for shares of the same class of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

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Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments (of at least $50 if by check) through an automatic redemption of Class A, Class B, and Class C shares. For Class B and Class C shares, you may incur a CDSC when Class B or Class C shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s), or January 3, 2007 with respect to Class B shares, or January 2, 2008 with respect to Class C shares, whichever is later). The applicable CDSC will be prorated across all of your payments taken in the one year period. For Class A shares, you may incur a CDSC when Class A shares are redeemed under this plan.

•	Distribution Reinvestment. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

•	Distribution Investment Program. You may automatically reinvest dividend and capital gain distributions into the same class of another MFS fund without paying a CDSC or an initial sales charge.

Calculation Of CDSC. As discussed above, certain investments in Class A, Class B, and Class C shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and/or service fees to MFD to support the sale and distribution of Class A, Class B, and Class C shares, and/or shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	MAXIMUM DISTRIBUTION FEE	MAXIMUM SERVICE FEE	MAXIMUM TOTAL DISTRIBUTION AND SERVICE FEE
Class A	0.00%	0.25%	0.25%
Class B	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges.

Financial Intermediary Compensation

The term “financial intermediary” includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or any of their affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

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MFS Municipal Income Fund

Financial intermediaries may receive up-front commissions of up to the following percentage amounts for sales of the following share classes:

SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A	4.75%
Class B	3.75%
Class C	1.00%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund’s prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC (Securities and Exchange Commission) and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of an MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

How To Purchase, Redeem, and Exchange Shares

You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form (and accepted by MFSC with respect to telephone purchase orders). Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A, Class B, and Class C Shares. With respect to Class A, Class B, and Class C shares, you can establish an account by having your financial intermediary process your purchase.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B shares or Class C shares that would otherwise exceed the total account value limitation of $99,999 and $999,999, respectively, under certain circumstances, including, but not limited to, purchases by certain types of group or sponsored retirement plans.

Additional Purchases

•	Additional Purchases Directly Through MFSC.

•	Mail. You may purchase additional shares by mailing a check with your investment instructions to MFSC.

•	Telephone. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

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MFS Municipal Income Fund

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Internet. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

•	Wire. To purchase additional shares by wire, call MFSC for instructions.

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Automatic Investment Plan. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

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Additional Purchases Through Your Financial Intermediary. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form (and accepted by MFSC with respect to telephone redemptions), minus any applicable CDSC and/or other fees. Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a signature guarantee may be required.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange (the “NYSE”) is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

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Mail. To redeem shares by mail, you can send a letter, or the applicable redemption form, to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed. MFSC currently charges a fee to send your proceeds via overnight mail.

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Telephone. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. MFSC currently charges a fee to send your proceeds via overnight mail. You can also call MFSC to have shares redeemed from your account and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds sent to your bank account. Telephone redemptions are not available for all accounts.

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Internet. If a signature guarantee is not required, you can have shares redeemed from your account via the Internet at MFS.com (MFS Access) and the proceeds mailed to the address of record on the account. You can also have shares redeemed from your account via MFS Access and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service. Internet redemptions are not available for all accounts.

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Systematic Withdrawal Plan. For Class A, Class B, and Class C shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

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Checkwriting. You may redeem your Class A and Class C shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting is not available for all accounts.

Redeeming Through Your Financial Intermediary. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

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MFS Municipal Income Fund

Redemptions In Kind. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund may pay the redemption amount above such threshold by a distribution in kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares

An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege. You can exchange your shares for shares of the same class of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

You can exchange your Class A shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund, if available, according to the terms of such fund’s prospectus.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and the MFS funds’ policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

Other Considerations

Frequent Trading

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Right to Reject or Restrict Purchase and Exchange Orders. The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

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General Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

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Specific Purchase and Exchange Limitation Policies. MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations). MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $6,000 from the fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

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Financial Intermediary Purchase and Exchange Limitations. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies.

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MFS Municipal Income Fund

Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such financial intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

With respect to omnibus accounts that provide MFSC with underlying shareholder data daily, MFSC will apply the two exchange limit directly to underlying shareholders. For all other accounts which MFSC determines are omnibus accounts, MFSC will apply the two exchange limit to the omnibus account itself. Applying the two exchange limit to the omnibus account itself will not necessarily detect violations of the two exchange limit by underlying shareholders. If the financial intermediary associated with an omnibus account that has triggered the two exchange limit demonstrates to MFSC, as determined in MFSC’s sole discretion, that no single underlying shareholder triggered the two exchange limit, then MFSC will remove any restrictions, rejections or cancellations imposed on the account. If the financial intermediary demonstrates to MFSC that a single underlying shareholder triggered the two exchange limit and that the financial intermediary itself will apply applicable restrictions, rejections or cancellations to that underlying shareholder, MFSC will likewise remove any restrictions, rejections or cancellations imposed on the omnibus account. Otherwise, MFSC will continue to apply the two exchange limit to the omnibus account.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading. Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policies, may permit transactions not permitted by the fund’s purchase and exchange limitation policies, including transactions in excess of the two exchange limit, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policies. You should consult your financial intermediary about any restrictions it imposes on frequent trading.

•

Limitations on the Ability to Detect and Curtail Frequent Trading Practices. There is no assurance that MFSC will be able to detect or prevent frequent trading. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence. Any or all of these parameters (including those not listed) may change at any time. If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders among other factors. MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries. There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

•

Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Unauthorized Transactions. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.

13

MFS Municipal Income Fund

Ability to contact MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

Other Information

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when the fund does not price its shares, the value of the fund’s assets will likely change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. These valuations can be based on both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Distributions

The fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•	Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

•	Dividend distributions in cash; capital gain distributions reinvested in additional shares;

•	Dividend and capital gain distributions in cash; or

•	Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund will have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

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MFS Municipal Income Fund

The fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends; ordinary dividends; and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

The Form 1099 that is mailed to you early each year details your distributions from the fund and how they are treated for federal tax purposes.

Provision of Annual and Semiannual Reports and Prospectuses

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

Additional Information on Fees and Expenses and Performance

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on expenses incurred during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. They have been adjusted to reflect annualized expenses, but have not been adjusted to reflect the fund’s current asset size. The fund’s annual operating expenses will likely vary from year to year. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease.

In the “Example,” dividends and other distributions are assumed to be reinvested, and, with respect to Class B shares, years nine and ten reflect Class A expenses because Class B shares convert to Class A shares approximately eight years after purchase. In addition, the fund’s total operating expenses are assumed to be the fund’s “Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursement” for the period during which any written fee reductions and/or expense reimbursements are expected to continue.

Performance Information

All performance information shown in the “Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The “Bar Chart” shows changes over time in the annual total return of the fund’s Class A shares for the past ten calendar years, and assumes the reinvestment of distributions. The return of the fund’s other classes of shares will differ from the Class A share returns shown in the bar chart, depending upon the expenses of those classes.

The “Performance Table” shows how the average annual total returns of each class of shares of the fund, before the deduction of taxes, compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A shares, this table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown. Class B shares convert to Class A shares approximately eight years after purchase; therefore, Class B share returns for the period after conversion reflect the performance of Class A shares.

15

MFS Municipal Income Fund

Financial Highlights

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or, if shorter, the period of the fund’s operation). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, are included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund’s independent registered public accounting firm is Deloitte & Touche LLP.

Class A

	Years Ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$7.66	$8.21	$8.55	$8.53		$8.58

Income (loss) from investment operations
Net investment income (d)	$0.41	$0.38	$0.42	$0.42	(z)	$0.41
Net realized and unrealized gain (loss) on investments	0.65	(0.51)	(0.35)	0.00	(w) (z)	(0.06)

Total from investment operations	$1.06	$(0.13)	$0.07	$0.42		$0.35

Less distributions declared to shareholders
From net investment income	$(0.40)	$(0.39)	$(0.40)	$(0.40)		$(0.40)
From net realized gain on investments	—	(0.03)	(0.01)	—		—

Total distributions declared to shareholders	$(0.40)	$(0.42)	$(0.41)	$(0.40)		$(0.40)

Net asset value, end of period	$8.32	$7.66	$8.21	$8.55		$8.53

Total return (%) (r)(s)(t)	14.01	(1.53)	0.81	5.00		4.18

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.92	1.05	1.19		1.17
Expenses after expense reductions (f)	0.78	0.74	0.80	0.94		0.92
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.75	0.67	0.70	0.79		0.81
Net investment income	5.04	4.88	4.99	4.91	(z)	4.71
Portfolio turnover	15	25	32	10		9
Net assets at end of period (000 omitted)	$632,523	$420,234	$279,614	$248,226		$240,212

16

MFS Municipal Income Fund

Class B

	Years Ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$7.68	$8.22	$8.57	$8.54		$8.59

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.33	$0.36	$0.36	(z)	$0.34
Net realized and unrealized gain (loss) on investments	0.65	(0.51)	(0.36)	0.00	(w) (z)	(0.05)

Total from investment operations	$1.00	$(0.18)	$0.00 (w)	$0.36		$0.29

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)	$(0.34)	$(0.33)		$(0.34)
From net realized gain on investments	—	(0.03)	(0.01)	—		—

Total distributions declared to shareholders	$(0.34)	$(0.36)	$(0.35)	$(0.33)		$(0.34)

Net asset value, end of period	$8.34	$7.68	$8.22	$8.57		$8.54

Total return (%) (r)(s)(t)	13.15	(2.13)	(0.06)	4.34		3.40

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.68	1.80	1.95		1.92
Expenses after expense reductions (f)	1.53	1.49	1.55	1.70		1.67
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.50	1.42	1.45	1.55		1.56
Net investment income	4.30	4.12	4.24	4.16	(z)	3.96
Portfolio turnover	15	25	32	10		9
Net assets at end of period (000 omitted)	$23,060	$20,978	$22,372	$26,919		$36,752

17

MFS Municipal Income Fund

Class C

	Years Ended 3/31
	2010	2009	2008	2007		2006
Net asset value, beginning of period	$7.69	$8.24	$8.59	$8.56		$8.61

Income (loss) from investment operations
Net investment income (d)	$0.35	$0.32	$0.35	$0.36	(z)	$0.35
Net realized and unrealized gain (loss) on investments	0.65	(0.51)	(0.35)	0.01	(z)	(0.06)

Total from investment operations	$1.00	$(0.19)	$0.00 (w)	$0.37		$0.29

Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.33)	$(0.34)	$(0.34)		$(0.34)
From net realized gain on investments	—	(0.03)	(0.01)	—		—

Total distributions declared to shareholders	$(0.34)	$(0.36)	$(0.35)	$(0.34)		$(0.34)

Net asset value, end of period	$8.35	$7.69	$8.24	$8.59		$8.56

Total return (%) (r)(s)(t)	13.13	(2.25)	(0.05)	4.34		3.41

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.57	1.67	1.80	1.94		1.92
Expenses after expense reductions (f)	1.53	1.48	1.55	1.69		1.67
Expenses after expense reductions and excluding interest expense and fees (f)(l)	1.50	1.41	1.45	1.54		1.56
Net investment income	4.26	4.10	4.23	4.16	(z)	4.09
Portfolio turnover	15	25	32	10		9
Net assets at end of period (000 omitted)	$143,504	$77,937	$42,759	$35,070		$34,618

(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(z)	The fund applied a change in estimate for amortization of premium on certain debt securities in the year ended March 31, 2007 that resulted in an increase of $0.03 per share to net investment income, a decrease of $0.03 per share to net realized and unrealized gain (loss) on investments, and an increase of 0.30% to the net investment income ratio for Class A, Class B, and Class C. The change in estimate had no impact on net assets, net asset value per share or total return of the class.

18

MFS Municipal Income Fund

MFS Municipal Income Fund

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Municipal Income Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated July 29, 2010, as may be supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1502

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the Edgar Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

The fund’s Investment Company Act file number is 811-4096.

HOW TO CONTACT US

Web site	Account service and literature	Mailing address
mfs.com	Shareholders	MFS Service Center, Inc.
	1-800-225-2606	P.O. Box 55824
MFS TALK	Investment professionals	Boston, MA 02205-5824
1-800-637-8255	1-800-343-2829
24 hours a day	Retirement plan services	Overnight mail
	1-800-637-1255	MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

July 29, 2010

PROSPECTUS

MFS® Municipal Income Fund

The investment objective of the fund is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation.

CLASS	TICKER SYMBOL
Class A1	MMIDX
Class B1	MMIGX

The Securities and Exchange Commission has not approved or disapproved the fund’s shares or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

LMBA1B1-PRO-072910

MFS Municipal Income Fund

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation.

Summary of Key Information

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 7 of the fund’s prospectus and “Waivers of Sales Charges” on page 13 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A1		B1
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%		N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00	%#	4.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A1	B1
Management Fee	0.40%	0.40%
Distribution and/or Service (12b-1) Fees	0.00%	1.00%
Total Other Expenses	0.17%	0.17%

Total Annual Fund Operating Expenses	0.57%	1.57%
Fee Reductions and/or Expense Reimbursements[1]	(0.04)%	(0.28)%

Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.53%	1.29%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.
1	MFS has agreed in writing to bear the fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Other Expenses” do not exceed 0.10% of the fund’s average daily net assets annually for each class of shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011. In addition, for one year from the date of sale of Class B1 shares, assets attributable to such Class B1 shares are subject to the 0.25% Class B1 service fee of the fund’s average daily net assets annually. On assets attributable to all other Class B1 shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B1 service fee until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

2

MFS Municipal Income Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A1 Shares	$527	$645	$774	$1,151
Class B1 Shares assuming redemption at end of period	$531	$768	$1,029	$1,573
no redemption	$131	$468	$829	$1,573

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 15% of the average value of its portfolio.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the fund’s assets primarily in municipal instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may use derivatives for any investment purpose. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Risks

As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Municipal instruments not supported as to the payment of principal and interest by a state or local government may be subject to greater credit risk than municipal instruments that are supported by a state or local government.

Lower quality debt instruments (commonly referred to as “high yield securities” or “junk bonds”) can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Lower quality debt instruments are regarded as having predominantly speculative characteristics. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.

Prepayment/Extension Risk: Instruments subject to prepayment and/or extension can reduce the potential for gain for the instrument’s holders if the instrument is prepaid and increase the potential for loss if the maturity of the instrument is extended.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, changes in specific or general market and economic conditions, and the financial condition of municipal issuers and insurers. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the fund and the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk: Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

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MFS Municipal Income Fund

Performance Information

The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance.

The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart. The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

The total return for the six-month period ended June 30, 2010 was 3.76%. During the period(s) shown in the bar chart, the highest quarterly return was 8.59% (for the calendar quarter ended September 30, 2009) and the lowest quarterly return was (3.80)% (for the calendar quarter ended December 31, 2008).

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B1 Shares	13.44%	3.24%	5.02%
A1 Shares	12.85%	3.38%	5.14%
Returns After Taxes on Distributions
A1 Shares	12.85%	3.36%	5.12%
Returns After Taxes on Distributions and Sale of Fund Shares
A1 Shares	10.28%	3.57%	5.14%
Index Comparison (Reflects no deduction for fees, expenses or taxes)
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

Investment Adviser

MFS serves as the investment adviser for the fund.

Portfolio Manager(s)

Portfolio Manager	Since	Title
Geoffrey L. Schechter	2000	Investment Officer of MFS

Purchase and Sale of Fund Shares

You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA 02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows:

Class	Initial Minimum	Subsequent Minimum
Class A1, Class B1	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases

Taxes

The fund intends to distribute tax-exempt income. A portion of the fund’s distributions may be subject to federal income tax.

Payments to Financial Intermediaries

If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

Investment Objective, Strategies, and Risks

Investment Objective

The fund’s investment objective is to seek total return with an emphasis on income exempt from federal income tax, but also considering capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

The fund invests, under normal market conditions, at least 80% of its net assets in securities and other investments, the interest on which is exempt from federal income tax. This policy may not be changed without shareholder approval. Interest from the fund’s investments may be subject to the federal alternative minimum tax.

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MFS Municipal Income Fund

MFS normally invests the fund’s assets primarily in municipal instruments.

MFS primarily invests the fund’s assets in investment grade debt instruments, but may also invest in lower quality debt instruments.

MFS may invest 25% or more of the fund’s total assets in municipal instruments that finance similar projects, such as those relating to education, healthcare, housing, utilities, water, or sewers.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers in light of issuers’ current financial condition and current market, economic, political, and regulatory conditions. Factors considered may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Quantitative models that systematically evaluate the structure of the debt instrument and its features may also be considered.

Principal Investment Types

The principal investment types in which the fund may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed and other asset-backed securities, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Municipal Instruments: Municipal instruments are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal instruments include general obligation bonds of municipalities, local or state governments, project or revenue-specific bonds, municipal lease obligations, and prerefunded or escrowed bonds. Municipal instruments may be fully or partially supported by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or assets, by the issuer’s pledge to make annual appropriations for lease payments, or by domestic or foreign entities providing credit support, such as letters of credit, guarantees, or insurance.

Lower Quality Debt Instruments: Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are debt instruments of less than investment grade quality.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars.

Principal Risks

The yield and share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Interest Rate Risk: The price of a debt instrument changes in response to interest rate changes. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Instruments with longer maturities, or that do not pay current interest, are more sensitive to interest rate changes. In addition, short-term and long-term interest rates do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. The price of a debt instrument can also decline in response to changes in the financial condition of the issuer or borrower, changes in specific market, economic, industry, political, regulatory, geopolitical, and other conditions that affect a particular type of instrument, issuer, or borrower, and changes in general market, economic, political, regulatory, geopolitical, and other conditions. Certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the price of a debt instrument. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including collateralized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient, if the issuer defaults.

Municipal instruments supported as to the payment of principal and interest only by the revenue from a specific project or specific assets, or by the issuer’s pledge to make annual appropriations for lease payments, are subject to greater credit risk due to the possibility that taxation supporting the project or assets will be discontinued, revenues for the project or from the assets will be insufficient, or annual appropriations for lease payments will not be made.

Lower quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Lower quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Lower quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for lower quality debt instruments can be less liquid, especially during periods of recession or general market decline.

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MFS Municipal Income Fund

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, asset-backed securities, certain corporate bonds and certain derivatives, and municipal housing bonds, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be called or repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected. As a result, the maturity of the debt instrument is extended, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Municipal Risk: The price of a municipal instrument can be volatile and significantly affected by adverse tax or court rulings, legislative or political changes, market and economic conditions, issuer, industry-specific and other conditions. If the Internal Revenue Service or a state taxing authority determines that an issuer of a municipal instrument has not complied with applicable tax requirements, interest from the instrument could become taxable (including retroactively) and the instrument could decline significantly in price. Because many municipal instruments are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can significantly affect the fund and the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Derivatives Risk: Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based). Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost, and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Leveraging Risk: Certain transactions and investment strategies can result in leverage. Leverage involves investment exposure in an amount exceeding the initial investment. In transactions involving leverage, a relatively small change in an underlying indicator can lead to significantly larger losses to the fund. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk: The MFS analysis of an investment can be incorrect and its selection of investments can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. In addition, at times all or a large portion of segments of the market may not have an active trading market. As a result, it may not be possible to sell a particular investment or type of investment at any particular time or at an acceptable price.

Other Investment Strategies and Risks

Active and Frequent Trading: MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies. Frequent trading increases transaction costs, which may reduce the fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle.

Temporary Defensive Strategy: In response to adverse market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes. When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Further Information on Investment Strategies, Types, and Risks: Information about investment strategies and investment types not described in the Prospectus and the risks associated with those investment strategies and investment types are described in the fund’s Statement of Additional Information (“SAI”).

Management of the Fund

Investment Adviser

MFS, located at 500 Boylston Street, Boston, Massachusetts, serves as the investment adviser for the fund. Subject to the supervision of the fund’s Board of Trustees, MFS is responsible for managing the fund’s investments, executing transactions and providing related administrative services and facilities under an Investment Advisory Agreement between the fund and MFS.

For the fiscal year ended March 31, 2010, the fund paid MFS an effective management fee equal to 0.40% of the fund’s average daily net assets.

The management fee set forth in the Investment Advisory Agreement is 0.40% annually of the fund’s average daily net assets. MFS has agreed in writing to reduce its management fee to 0.37% annually of the fund’s average daily net assets in excess of $1.3 billion and to 0.35% annually of the fund’s average daily net assets in excess of $2.0 billion. This written agreement will remain in effect until modified by the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

MFS has agreed in writing to bear the fund’s expenses, excluding management fees, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that “Other Expenses” do not exceed 0.10% of the fund’s average daily net assets annually for each class of shares. This written agreement will continue until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

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MFS Municipal Income Fund

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is available in the fund’s semi-annual report for the six-month period that ended September 30, 2009.

MFS is America’s oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $180 billion as of June 30, 2010.

Disclosure of Portfolio Holdings. The MFS funds have established a policy with respect to the disclosure of fund portfolio holdings. A description of this policy is provided in the SAI.

In addition, by clicking on a fund name under “Select a fund” on the MFS Web site (mfs.com), the following information is generally available to you:

Information	APPROXIMATE DATE OF POSTING TO WEB SITE
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

Holdings also include short positions. If a fund has substantial investments in both equity and debt instruments, the fund’s top 10 equity holdings and top 10 debt holdings will be made available.

Note that the funds or MFS may suspend the posting of this information or modify the elements of this web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Geoffrey L. Schechter	Portfolio Manager	Employed in the investment area of MFS since 1993

Administrator

MFS provides the fund with certain financial, legal, and other administrative services under a Master Administrative Services Agreement between the fund and MFS. Under the Agreement, MFS is paid an annual fee for providing these services.

Distributor

MFS Fund Distributors, Inc. (“MFD”), a wholly owned subsidiary of MFS, is the distributor of shares of the fund.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee based on the costs it incurs in providing these services and a target profit margin. In addition, MFSC is reimbursed for payments made to service providers that provide certain sub-accounting and other shareholder services (shareholder servicing payments) and out-of-pocket expenses.

Description of Share Classes

The fund offers Class A1 and Class B1 shares through this prospectus. Class A1 and Class B1 shares are available only to shareholder accounts opened in the fund in connection with the fund’s acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 and Class B1 shareholders of the fund can purchase additional Class A1 and Class B1 shares through accounts opened in connection with the reorganization. However, once a Class A1 or Class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing Class A1 or B1 shares in the future. The fund also offers Class A, Class B, and Class C shares, which are made available through a separate prospectus provided to investors eligible to purchase them. All classes of the fund have the same investment objective and investments, but each class has its own sales charge and expense structure. You should consult with your financial intermediary to help you determine which class is most appropriate for you.

Sales Charges and Waivers or Reductions

You may be subject to an initial sales charge when you purchase Class A1, or a CDSC when you redeem Class A1 or Class B1 shares. These sales charges are paid to MFD.

In the circumstances described below, you may qualify for a sales charge waiver or reduction for purchases or redemptions of Class A1 or Class B1 shares. In addition, other sales charge waivers or reductions apply to certain transactions by retirement plans, section 529 tuition programs, and certain other groups (e.g., affiliated persons of MFS) and with respect to certain types of investment programs (e.g., asset-based fee programs available through certain financial intermediaries). Details regarding the types of investment programs and categories of investors eligible for these waivers or reductions are provided in the SAI, which is available to you free of charge and on the fund’s Web site at mfs.com. Some of these programs and waivers or reductions are not available to you if your shares are held through certain types of accounts, such as retirement accounts and 529 plans, or certain accounts that you have with your financial intermediary. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.

Class A1 Shares. You may purchase Class A1 shares at the offering price (which includes the applicable initial sales charge).

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MFS Municipal Income Fund

The amount of the initial sales charge you pay when you buy Class A1 shares differs depending upon the amount you invest, as follows:

	INITIAL SALES CHARGE AS PERCENTAGE OF:
Amount of Purchase	GROSS PURCHASE AMOUNT (OFFERING PRICE*)	NET AMOUNT INVESTED
Less than $50,000	4.75%	4.99%
$50,000 but less than $100,000	4.25%	4.44%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.75%	2.83%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

*	Offering price is calculated by dividing the net asset value of a share by the difference between 1 and the initial sales charge percentage. Because the offering price is rounded to two decimal places, actual sales charges you pay may be more or less than those calculated using these percentages.

You may purchase Class A1 shares without an initial sales charge when you invest $1 million or more in Class A1 shares. However, for such shares purchased on or after September 1, 2008, for purchasers other than eligible retirement plans (401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level (“Employer Retirement Plans”)), a CDSC of 1% will generally be deducted from your redemption proceeds if you redeem within 24 months of your purchase.

Class B1 Shares. You may purchase Class B1 shares at net asset value without an initial sales charge, but if you redeem your shares within the first six years after purchase, you may be subject to a CDSC (declining from 4% during the first year to 0% after six years).

The CDSC is imposed according to the following schedule:

Year of redemption after purchase	1st	2nd	3rd	4th	5th	6th	7th
Contingent deferred sales charge	4%	4%	3%	3%	2%	1%	0%

If you hold Class B1 shares for approximately eight years, they will convert to Class A1 shares of the fund. All Class B1 shares you acquire through the reinvestment of dividends and distributions will be held in a separate sub-account. Each time any Class B1 shares in your account convert to Class A1 shares, a proportionate number of the Class B1 shares in the sub-account will also convert to Class A1 shares.

Sales Charge Waivers or Reductions. Below is a summary of certain investor programs whereby the applicable sales charge may be waived or reduced. You or your financial intermediary must inform MFSC upon purchasing fund shares of your intention to invest in a fund under one of the programs below. You can provide this information in your account application or through a separate document provided by your financial intermediary.

Program	INVESTMENTS ELIGIBLE FOR:
	WAIVED INITIAL SALES CHARGE	REDUCED INITIAL SALES CHARGE	WAIVED CDSC
Letter of Intent		X
Right of Accumulation		X
Automatic Exchange Plan	X*
Exchange Privilege	X*
Systematic Withdrawal Plan			X**
Distribution Reinvestment	X
Distribution Investment Program	X
Other Sales Charge Waivers	X		X

*	Investments under the Automatic Exchange Plan or certain other exchanges may be subject to a sales charge in certain cases.
**	Not available for Class A1 shares and limited for Class B1 shares.

•

Letter Of Intent (LOI). You may pay a reduced or no initial sales charge on purchases of Class A1 shares if you intend to invest a specific dollar amount, based on the gross amount of your investment (including the amount of any sales charge paid), including investments through any linked accounts in any class of any MFS fund within a 13-month period (36 months for a $1 million commitment). Distributions reinvested in additional shares of the fund or distributions from other MFS funds automatically invested in shares of the fund will not apply toward the satisfaction of the LOI.

For each purchase you make under the LOI you will pay the initial sales charge rate applicable to the total amount you intended to purchase. If, however, you do not purchase the intended amount within the relevant time period, your account will be adjusted by redemption of the amount of shares needed to pay the higher initial sales charge level for the amount actually purchased.

To establish an LOI, complete the Letter of Intent section of your account application or service application. In order to benefit from the LOI, you or your financial intermediary must inform MFSC that the LOI is in effect each time shares of a fund are purchased.

•

Right Of Accumulation (ROA). Under the ROA, you may pay a reduced or no initial sales charge on purchases of Class A1 shares by aggregating the total dollar amount of your investment with your existing investments or any linked accounts in any class of any MFS fund, based on the current maximum public offering price of the funds. For example, you will pay a sales charge on your current purchase at the rate applicable to the total value of all eligible accounts based on the sales charge schedule above.

•

Linking Accounts For LOI and ROA. For purposes of obtaining reduced sales charges under the LOI and ROA, you may combine the value of your accounts with those of your spouse (or legal equivalent under applicable state law) and your children under the age of 21.

Eligible accounts that you may link under an LOI and ROA include:

•	Individual accounts;

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MFS Municipal Income Fund

•	Joint accounts;

•	Trust accounts of which you, your spouse (or legal equivalent under applicable state law), or child under the age of 21 is the grantor;

•	MFS 529 College Savings Plan accounts;

•	Certain single-participant retirement plan accounts;

•	Certain Individual Retirement Accounts;

•	Uniform Gifts/Transfers to Minor Acts accounts; and

•	Accounts held in the name of your financial intermediary on your behalf, except accounts investing in Class W shares of certain MFS funds.

In order to link such accounts, the broker/dealer at the time of your current purchase for an ROA or at the time of the establishment of an LOI must be the broker/dealer (or the clearing broker/dealer for your broker/dealer so long as your account is not aggregated by the clearing broker/dealer with other accounts) for any additional accounts to be linked. MFS fund shares held as follows cannot be combined for purposes of an LOI or ROA:

•

Shares held indirectly through financial intermediaries other than the broker/dealer for your current purchase (for example, shares held in a different broker/dealer’s brokerage account or with a bank, an insurance company separate account or an investment adviser); or

•

Shares held directly in a MFS fund account on which the broker/dealer is different than the broker/dealer for your current purchase for an ROA or is different than the broker/dealer at the time of the establishment of the LOI.

It is your responsibility to inform the broker/dealer for each current purchase of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. If you have not designated a broker/dealer, you should inform MFSC directly of any accounts held with the MFS funds that you believe are eligible to be linked under an LOI or an ROA. You should provide your financial intermediary (including MFSC if you have not designated a broker/dealer) with certain supporting information at the time of each purchase regarding accounts held with the MFS funds that are eligible to be combined for purposes of an LOI or ROA. Such information may include shareholder identification numbers or applicable account numbers or account statements. You should request that your financial intermediary provide this information to the funds or their agents when placing each purchase order.

Special Note for LOI or ROA eligible accounts linked prior to May 1, 2006. Any ROA eligible accounts linked prior to May 1, 2006, will remain linked to the extent the broker/dealer information for such accounts is not modified. In the event you change the broker/dealer for any such account, your accounts will no longer be eligible to be linked under an ROA. In addition, with respect to an LOI or ROA eligible accounts linked prior to May 1, 2006, you will not be able to link additional accounts to the extent they do not meet the criteria discussed above.

•

Automatic Exchange Plan. If you have an account balance of at least $2,000 in the fund, you may participate in the automatic exchange plan, a dollar-cost averaging program. This plan permits you to make automatic periodic exchanges from Class A1 or Class B1 shares in your account in the fund for Class A or Class B shares, respectively, of other MFS funds. Exchanges will generally be made at net asset value without any sales charges. If you exchange shares out of the MFS Money Market Fund or MFS Government Money Market Fund, or if you exchange Class A shares out of the MFS Cash Reserve Fund into Class A shares of any other MFS fund, you will pay an initial sales charge if you have not already paid this charge on these shares.

Systematic Withdrawal Plan. If you have an account balance of at least $5,000 in your account in the fund, you may elect to receive (or designate someone else to receive) regular periodic payments of at least $50 if by check through an automatic redemption of Class A1 and Class B1. For Class B1 shares, you may incur a CDSC when Class B1 shares are redeemed under the plan (or plans if more than one plan is established) if greater than 10% of the value of your account is withdrawn under the plan(s) in any one year (determined at the time of your first withdrawal under the plan(s) or January 3, 2007, whichever is later). The applicable CDSC will be prorated across all of your payments taken in the one year period. For Class A1 shares, you may incur a CDSC when Class A1 shares are redeemed under this plan.

•	Distribution Reinvestment. You may automatically reinvest dividend and capital gain distributions in the same fund without paying an initial sales charge.

Distribution Investment Program. You may automatically reinvest dividend and capital gain distributions from your Class A1 or Class B1 shares into Class A or Class B shares, respectively, of another MFS fund without paying a CDSC or an initial sales charge.

Calculation Of CDSC. As discussed above, certain investments in Class A1 and Class B1 shares are subject to a CDSC. For purposes of calculating the CDSC, purchases made on any day during a calendar month will age one month on the last day of that month, and on the last day of each subsequent month.

Shares acquired through reinvestment of distributions are not subject to a CDSC. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. For purposes of determining the CDSC, if you sell only some of your shares, shares not subject to a CDSC are sold first, followed by shares held the longest.

Distribution and Service Fees

The fund has adopted a plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”). Under the Distribution Plan, the fund pays distribution and/or service fees to MFD to support the sale and distribution of Class B1 shares, and/or shareholder servicing and account maintenance activities. These distribution and/or service fees equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	MAXIMUM DISTRIBUTION FEE	MAXIMUM SERVICE FEE	MAXIMUM TOTAL DISTRIBUTION AND SERVICE FEE
Class B1	0.75%	0.25%	1.00%

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MFS Municipal Income Fund

These fees are paid out of fund assets of the applicable class of shares. Because these fees are an ongoing expense of the fund, they increase the cost of your investment over time and may cost you more than other types of sales charges. For one year from the date of sale of Class B1 shares, assets attributable to such Class B1 shares are subject to the 0.25% Class B1 service fee of the fund’s average daily net assets annually. On assets attributable to all other Class B1 shares, the fund’s distributor, MFD, has agreed in writing to waive the Class B1 service fee until modified by a vote of the fund’s Board of Trustees, but such agreement will continue until at least July 31, 2011.

The fund has not adopted a Rule 12b-1 plan with respect to its Class A1 shares.

Financial Intermediary Compensation

The term “financial intermediary” includes any broker/dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company, and any other institutions having a selling, administration, or any similar agreement with MFD, MFS, or any of their affiliates.

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders and Distribution Plan distribution and service payments received by MFD from the fund, (ii) in the form of shareholder servicing payments paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the fund, and (iii) in the form of payments paid by MFD from MFD’s own additional resources.

Financial intermediaries may receive up-front commissions of up to the following percentage amounts for sales of the following share classes:

SHARE CLASS	UP FRONT COMMISSION AS A PERCENTAGE OF OFFERING PRICE
Class A1	4.75%
Class B1	3.75%

In addition, financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS funds, to cooperate with MFD’s promotional efforts and/or in recognition of their marketing, administrative services, and/or processing support. This compensation from MFD is not reflected in the fees and expenses listed in the fee table section of the fund’s prospectus. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary and the quality of the overall relationship with the financial intermediary.

These additional payments by MFD may take the form of payments to financial intermediaries that provide marketing support and administrative services to MFD with respect to fund shares sold or held through the financial intermediary’s retail distribution network and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. MFD may also make payments to financial intermediaries to help offset the cost associated with client account maintenance support, statement preparation, and transaction processing. To the extent permitted by SEC (Securities and Exchange Commission) and FINRA (Financial Industry Regulatory Authority) rules and other applicable laws and regulations, MFD may make other payments or allow other promotional incentives or payments to financial intermediaries.

The types of payments described above are not exclusive and such payments can be significant to the financial intermediary. In addition, the compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular fund or share class.

You can find further details in the SAI about the payments made by MFD and the services provided by financial intermediaries. Financial intermediaries may charge you additional fees and/or commissions other than those disclosed in this prospectus. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries that sell fund shares may also act as a broker/dealer in connection with a MFS fund’s purchase or sale of portfolio securities. However, the fund and MFS do not consider financial intermediaries’ sales of shares of an MFS fund as a factor when choosing broker/dealers to effect portfolio transactions for the MFS funds.

How To Purchase, Redeem, and Exchange Shares

You may purchase, redeem, and exchange shares of the fund in the manner described below. If you buy or sell shares of a fund through a retirement account, 529 plan, or financial intermediary, the procedures for buying, selling, and exchanging shares of the fund and the features, policies and fees may differ from those discussed in this prospectus. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

How to Purchase Shares

Your shares will be bought at the offering price (the net asset value per share plus any applicable initial sales charge) next calculated after your purchase order is received in proper form (and accepted by MFSC with respect to telephone purchase orders). Your financial intermediary is responsible for transmitting your purchase order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any purchase order that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of purchase; contact MFSC if you have questions about your particular circumstances. Certain restrictions apply to the use of a transfer on death registration. You or your financial intermediary should contact MFSC to obtain a Transfer on Death registration form and for information regarding MFSC’s other requirements for transfer on death registrations.

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders. The fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

The fund is required by law to obtain from you certain personal information that will be used to verify your identity. If you do not provide the information, the fund will not be able to open your account. The fund must also take certain steps to verify that the account information you provide is correct.

Class A1 and Class B1 shares are available only to shareholder accounts opened in the fund in connection with the fund’s acquisition of all the assets and certain stated liabilities of MFS Municipal Bond Fund pursuant to an agreement and plan of reorganization. Class A1 and Class B1 shareholders of the fund can

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MFS Municipal Income Fund

purchase additional Class A1 and Class B1 shares through accounts opened in connection with the reorganization. However, once a Class A1 or Class B1 shareholder has closed their account in the fund, they will be prohibited from purchasing Class A1 or B1 shares in the future.

Purchases of Class B and Class B1 shares are subject to a total account value limitation at the time of purchase of $99,999. If your existing accounts for all share classes held with the MFS funds have a total value equal to $99,999 for Class B or Class B1 share purchases, you will not be able to purchase Class B1 shares. For the purpose of determining your total account value, existing accounts for all share classes held with the MFS funds that are linked under a LOI or ROA will be included.

The fund or its agents may at their discretion accept a purchase request for Class B or Class B1 shares that would otherwise exceed the total account value limitation of $99,999 under certain circumstances, including, but not limited to, purchases by certain types of group or sponsored retirement plans.

Additional Purchases

•	Additional Purchases Directly Through MFSC.

•	Mail. You may purchase additional shares by mailing a check with your investment instructions to MFSC.

•	Telephone. You may purchase additional shares by transferring money by phone from your pre-designated bank account. You must elect this privilege on your account application or service application.

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Internet. You may purchase additional shares from a pre-designated bank account via the Internet at mfs.com (MFS Access). You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service.

•	Wire. To purchase additional shares by wire, call MFSC for instructions.

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Automatic Investment Plan. You may purchase additional shares by automatically investing a designated amount from your checking or savings account on any day of the month. You must elect this privilege on your account application or service application.

•

Additional Purchases Through Your Financial Intermediary. You can have your financial intermediary purchase shares on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

How to Redeem Shares

Your shares will be sold at the net asset value per share next calculated after your redemption order is received in proper form (and accepted by MFSC with respect to telephone redemptions), minus any applicable CDSC and/or other fees. Your financial intermediary is responsible for transmitting your redemption order to the fund in proper form and in a timely manner. MFSC reserves the right to reject any redemption request that is not in proper form. The specific requirements for proper form depend on the type of account and transaction and the method of redemption; contact MFSC if you have questions about your particular circumstances. A redemption order in an amount less than or equal to the value of your account (other than an exchange) is considered to be in proper form only with respect to shares in your account for which payment has been received and collected. A new redemption order must be submitted if you wish to redeem your shares for which payment had not been received and collected at the time the prior redemption order was received by the fund. Receiving and collecting payment can take up to seven business days after a purchase. In certain circumstances, you will need to have your signature guaranteed and/or submit additional documentation to redeem your shares. In general, no signature guarantee is required for a redemption order for up to $100,000 that is signed by all owners or fiduciaries identified in the account registration, paid as registered, and mailed to the address of record. However, if you have changed your address of record within 30 days of your redemption order, a signature guarantee may be required.

The fund normally sends out your redemption proceeds within seven days after your request is received in proper form. Under unusual circumstances, such as when the New York Stock Exchange (the “NYSE”) is closed, trading on the NYSE is restricted, or as permitted by the SEC, the fund may suspend redemptions or postpone payment for more than seven days.

You may redeem your shares either by having your financial intermediary process your redemption or by contacting MFSC directly.

Redeeming Directly Through MFSC.

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Mail. To redeem shares by mail, you can send a letter, or the applicable redemption form, to MFSC with the name of the fund, your account number, and the number of shares or dollar amount to be redeemed. MFSC currently charges a fee to send your proceeds via overnight mail.

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Telephone. If a signature guarantee is not required, you can call MFSC to have shares redeemed from your account and proceeds mailed to the address of record on the account. MFSC currently charges a fee to send your proceeds via overnight mail. You can also call MFSC to have shares redeemed from your account and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application if you wish to have proceeds sent to your bank account. Telephone redemptions are not available for all accounts.

•

Internet. If a signature guarantee is not required, you can have shares redeemed from your account via the Internet at MFS.com (MFS Access) and the proceeds mailed to the address of record on the account. You can also have shares redeemed from your account via MFS Access and the proceeds sent directly to a pre-designated bank account. You must elect this privilege on your account application or service application and establish a personal identification number (PIN) on MFS Access to use this service. Internet redemptions are not available for all accounts.

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Systematic Withdrawal Plan. For Class A1 and Class B1 shares, you may elect to automatically receive (or designate someone else to receive) regular periodic payments through an automatic redemption of such classes. Please contact MFSC for details.

•

Checkwriting. You may redeem your Class A1 shares by writing checks against your account. There is no charge for this service. You must elect this privilege on your account application to use this service. Shares in your account equal in value to the amount of the check plus the applicable CDSC (if any) and any income tax required to be withheld (if any), are redeemed to cover the amount of the check. If your account value is not great enough to cover these amounts, your check will be dishonored. Checkwriting is not available for all accounts.

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MFS Municipal Income Fund

Redeeming Through Your Financial Intermediary. You can have your financial intermediary process a redemption on your behalf. Your financial intermediary will be responsible for furnishing all necessary documents to MFSC and may charge you for this service.

Signature Guarantee/Additional Documentation. If a signature guarantee is required, your signature may be guaranteed by an eligible bank, broker/dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and under certain circumstances. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may, at its discretion, make certain exceptions to these requirements. Please contact MFSC with any questions and for the requirements for your particular situation.

Share Certificates. If certificates are outstanding for your shares, you may only redeem such shares by mailing the certificates to MFSC. Telephone, electronic, and systematic withdrawal plan redemptions and checkwriting are not available if certificates are outstanding for your shares.

Redemptions In Kind. If, during any 90-day period, you redeem shares in an amount greater than the lesser of $250,000 or 1% of fund net assets, the fund may pay the redemption amount above such threshold by a distribution in kind of portfolio securities (redemption in kind). In the event that the fund makes a redemption in kind, you should expect to incur brokerage and other transaction charges when converting the securities to cash, and the securities will likely increase or decrease in value before you sell them.

Involuntary Redemptions. Because it is costly to maintain small accounts, the MFS funds have reserved the right to redeem your shares without your permission when your account contains less than $500 due to your redemptions or exchanges. Before the fund makes such a redemption, you will be notified and given 60 days to increase your investment to at least $500.

In addition, the MFS funds have reserved the right to redeem your shares without your permission in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Any applicable CDSC will be assessed upon redemption of your shares.

How to Exchange Shares
An exchange involves the redemption of shares of one fund and the purchase of shares of another fund.

Exchange Privilege. You can exchange your Class A1 or Class B1 shares for Class A and Class B shares, respectively, of most other MFS funds by having your financial intermediary process your exchange request or by contacting MFSC directly.

You can exchange your Class A1 shares for shares of the MFS Money Market Fund or the MFS Government Money Market Fund, if available, according to the terms of such fund’s prospectus.

Exchanges of shares of the MFS Money Market Fund or the MFS Government Money Market Fund or of Class A or Class B shares of other MFS funds for Class A1 or Class B1 shares of the fund, respectively, are not permitted.

The MFS funds allow certain financial intermediaries to place exchange orders on behalf of a group of their discretionary investment advisory clients (“group exchange orders”). As with any exchange request, the funds and their agents reserve the right to reject any group exchange order, and the funds’ agents will generally reject any group exchange order received by the funds or their agents after 1 p.m., Eastern time. In addition, MFD has agreements with certain financial intermediaries which set forth the terms and conditions under which group exchange orders may be placed by these financial intermediaries. These conditions may be more restrictive than those applicable to individual exchange orders, and may include the requirement to provide the funds or their agents with advance notice of group exchange orders.

Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the exchanged fund and the original purchase date of the shares subject to the CDSC.

You should read the prospectus of the MFS fund into which you are exchanging and consider the differences in objectives, policies, and risks before making any exchange. The exchange privilege may be changed or discontinued at any time, and all exchanges are subject to certain limitations and the MFS funds’ policies concerning excessive trading practices, which are designed to protect the funds and their shareholders from the harmful effects of frequent trading.

Other Considerations

Frequent Trading

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Right to Reject or Restrict Purchase and Exchange Orders. The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

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General Purchase and Exchange Limitation Policies. The MFS funds reserve the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict, reject, or cancel a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund’s portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund’s best interests. In the event that MFSC rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC’s judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

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MFS Municipal Income Fund

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Specific Purchase and Exchange Limitation Policies. MFSC will generally restrict, reject or cancel purchase and exchange orders into the fund if MFSC determines that an accountholder has made two exchanges, each in an amount of $5,000 or more, out of an account in the fund during a calendar quarter (“two exchange limit”). This policy does not apply to MFS money market funds or to exchanges initiated by a retirement plan trustee or sponsor rather than by a plan participant, and other similar non-discretionary exchanges (e.g., in connection with fund mergers/acquisitions/ liquidations). MFSC may make exceptions to this policy if, in its judgment, the transaction does not represent frequent trading activity, such as purchases made through systematic purchase plans or payroll contributions. In applying this policy, MFSC considers the information available to it at the time and reserves the right to consider trading effected through multiple accounts that are under common ownership, control, or influence to be trading out of a single account.

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the accountholder (e.g., an accountholder who on the same day exchanges $6,000 from the fund into two other MFS funds, by exchanging $3,000 into each of the two MFS funds, will be viewed as having made one exchange transaction exceeding $5,000 in value).

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Financial Intermediary Purchase and Exchange Limitations. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among certain financial intermediaries such as brokers, retirement and 529 plans, investment advisors, and insurance companies.

Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such financial intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

With respect to omnibus accounts that provide MFSC with underlying shareholder data daily, MFSC will apply the two exchange limit directly to underlying shareholders. For all other accounts which MFSC determines are omnibus accounts, MFSC will apply the two exchange limit to the omnibus account itself. Applying the two exchange limit to the omnibus account itself will not necessarily detect violations of the two exchange limit by underlying shareholders. If the financial intermediary associated with an omnibus account that has triggered the two exchange limit demonstrates to MFSC, as determined in MFSC’s sole discretion, that no single underlying shareholder triggered the two exchange limit, then MFSC will remove any restrictions, rejections or cancellations imposed on the account. If the financial intermediary demonstrates to MFSC that a single underlying shareholder triggered the two exchange limit and that the financial intermediary itself will apply applicable restrictions, rejections or cancellations to that underlying shareholder, MFSC will likewise remove any restrictions, rejections or cancellations imposed on the omnibus account. Otherwise, MFSC will continue to apply the two exchange limit to the omnibus account.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading. Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policies, may permit transactions not permitted by the fund’s purchase and exchange limitation policies, including transactions in excess of the two exchange limit, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policies. You should consult your financial intermediary about any restrictions it imposes on frequent trading.

•

Limitations on the Ability to Detect and Curtail Frequent Trading Practices. There is no assurance that MFSC will be able to detect or prevent frequent trading. Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions (including exchanges) that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence. Any or all of these parameters (including those not listed) may change at any time. If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading. However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts. MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders among other factors. MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries. There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

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MFS Municipal Income Fund

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Frequent Trading Risks. To the extent that the MFS funds or their agents are unable to curtail excessive trading practices in a fund, these practices may interfere with the efficient management of the fund’s portfolio, may result in increased transaction and administrative costs, and may adversely impact the fund’s performance.

To the extent that the fund invests in securities that trade infrequently or are difficult to value, such as the securities of smaller companies, high yield debt instruments, and floating rate loans, the interests of long-term shareholders may be diluted as a result of price arbitrage, a short-term trading strategy that seeks to exploit perceived pricing inefficiencies in the fund’s investments. Such short-term trading strategies may interfere with efficient management of the fund’s portfolio to a greater degree than funds that invest in more frequently traded or liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Unauthorized Transactions. MFS will not be responsible for losses that result from unauthorized transactions unless MFSC does not follow procedures reasonably designed to verify your identity. If an account has more than one owner or authorized person, MFSC will accept telephone and online instructions from any one owner or authorized person, except MFSC will require instructions for a redemption from all trustees of trust accounts registered with multiple trustees. It is important that you contact MFSC immediately about any transactions made through MFSC you believe to be unauthorized.

Ability to contact MFSC. Certain methods of contacting MFSC, such as by mail, telephone, or electronically, may be unavailable or delayed (for example, after natural disasters or during periods of significant/major political, social, or economic instability).

Reservation of Other Rights. In addition to the rights expressly stated elsewhere in this prospectus, subject to applicable rules, laws, and regulations, MFSC reserves the right to: 1) alter, add, or discontinue any conditions of purchase, redemption, service, or privilege at any time without notice; 2) freeze any account or suspend account services when MFSC has received reasonable notice (written or otherwise) of a dispute between registered or beneficial account owners or when MFSC believes a fraudulent transaction may occur or has occurred; and 3) change, impose, discontinue, or waive any fee it charges.

Anti-Money Laundering Restrictions. Federal law requires the fund to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. The fund, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. Any applicable CDSC will be assessed upon redemption of your shares.

Confirmations in Quarterly Statements. Transactions made under certain periodic investment and withdrawal programs (including reinvestment plans) will be confirmed on quarterly account statements.

Other Information

Valuation

The price of each class of the fund’s shares is based on its net asset value. The net asset value of each class of shares is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). However, net asset value may be calculated earlier in emergency situations or as otherwise permitted by the SEC. Net asset value per share is computed by dividing the net assets allocated to each share class by the number of shares outstanding for that class. On days when the NYSE is closed (such as weekends and holidays), net asset value is not calculated, and the fund does not transact purchase and redemption orders. To the extent the fund’s assets are traded in other markets on days when the fund does not price its shares, the value of the fund’s assets will likely change when you will not be able to purchase or redeem shares.

To determine net asset value, the fund’s investments for which reliable market quotations are readily available are valued at market value. Certain short term debt instruments are valued at amortized cost.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees.

Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. These valuations can be based on both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as a foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

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MFS Municipal Income Fund

Distributions

The fund intends to declare a dividend daily and to pay these dividends to shareholders at least monthly.

Any capital gains are distributed at least annually.

Distribution Options

The following distribution options are generally available:

•	Dividend and capital gain distributions reinvested in additional shares (this option will be assigned if no other option is specified);

•	Dividend distributions in cash; capital gain distributions reinvested in additional shares;

•	Dividend and capital gain distributions in cash; or

•	Dividend and capital gain distributions reinvested into the same class of shares of another MFS Fund.

The distribution option for accounts with dividend distributions of less than $10 will generally be changed to reinvestment in additional shares of the fund. If you have elected to receive distributions in cash, and the postal service is unable to deliver checks to your address of record, or you do not respond to mailings from MFSC with regard to uncashed distribution checks, your distribution option may be converted to having all distributions reinvested in additional shares. You should contact MFSC to change your distribution option, and your request to do so must be received by MFSC before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

Tax Considerations

The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in the fund will have on your particular tax situation, including possible foreign, state, and local taxes. Also, this discussion does not apply to shares of the fund held through tax-exempt retirement plans.

The fund expects to distribute substantially all of its income and gains annually. You may receive three different types of distributions from the fund: exempt-interest dividends; ordinary dividends; and capital gain dividends. Most distributions will be exempt-interest dividends, which are exempt from federal income tax. Ordinary dividends are normally subject to federal income tax at ordinary income tax rates. (The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates.) Distributions designated as capital gain dividends are taxable as long-term capital gains. Any taxes that you pay on a distribution will be the same whether you take the distribution in cash or have it reinvested in additional shares of the fund. If you buy shares when a fund has realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution.

Any gain resulting from the sale or exchange of your shares will generally also be subject to tax.

The fund’s investments in certain debt instruments may cause the fund to recognize income in excess of the cash generated by such instruments. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

If you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the fund may have on the federal taxation of your benefits. In addition, an investment in the fund may result in liability for federal alternative minimum tax, for both individual and corporate shareholders.

Long-term capital gain rates applicable to most individuals have been temporarily reduced for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

The Form 1099 that is mailed to you early each year details your distributions from the fund and how they are treated for federal tax purposes.

Provision of Annual and Semiannual Reports and Prospectuses

The fund produces financial reports every six months and updates its prospectus annually. To avoid sending duplicate copies of materials to households, only one copy of the fund’s annual and semiannual report and prospectus will be mailed to shareholders having the same residential address on the fund’s records. However, any shareholder may contact MFSC (please see back cover for address and telephone number) to request that copies of these reports and prospectuses be sent personally to that shareholder.

Additional Information on Fees and Expenses and Performance

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on expenses incurred during the fund’s most recently completed fiscal year expressed as a percentage of the fund’s average net assets during the period. They have been adjusted to reflect annualized expenses, and certain current fee arrangements, but have not been adjusted to reflect the fund’s current asset size. The fund’s annual operating expenses will likely vary from year to year. In general, a fund’s annual operating expenses, expressed as a percentage of the fund’s assets, increase as the fund’s assets decrease.

In the “Example,” dividends and other distributions are assumed to be reinvested, and, with respect to Class B1 shares, years nine and ten reflect Class A1 expenses because Class B1 shares convert to Class A1 shares approximately eight years after purchase. In addition, the fund’s total operating expenses are assumed to be the fund’s “Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursement” for the period during which any written fee reductions and/or expense reimbursements are expected to continue.

Performance Information

All performance information shown in the “Bar Chart” and the “Performance Table” reflects any applicable fee and expense waivers in effect during the periods shown; without these, the performance would have been lower.

From time to time, the fund may receive proceeds from litigation settlements, without which performance would be lower.

The “Bar Chart” will show changes over time in the annual total return of the fund’s Class A1 shares for ten calendar years, and assumes the reinvestment of distributions. The return of the fund’s other classes of shares will differ from the Class A1 share returns shown in the bar chart, depending upon the expenses of those classes.

15

MFS Municipal Income Fund

The “Performance Table” shows how the average annual total returns of each class of shares of the fund, before the deduction of taxes, compare to a broad measure of market performance, and assumes the deduction of the maximum applicable sales loads (initial sales charge and/or contingent deferred sales charge (CDSC), as applicable), and the reinvestment of distributions. In addition, for Class A1 shares, this table shows average annual total returns after the deduction of taxes on distributions, such as capital gains and income distributions, and after the deduction of taxes on both distributions and on redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown. Class B1 shares convert to Class A1 shares approximately eight years after purchase; therefore, Class B1 share returns for the period after conversion reflect the performance of Class A1 shares.

The fund commenced investment operations on December 29, 1986, with the offering of Class B shares, and subsequently offered Class A shares on September 7, 1993, and Class A1 and Class B1 shares on a limited basis on June 25, 2007.

Performance for Class A1 and Class B1 shares includes the performance of the fund’s Class A shares, adjusted to take into account differences in sales loads and class specific operating expenses (such as Rule 12b-1 fees), if any, for periods prior to their offering.

16

MFS Municipal Income Fund

Financial Highlights

The financial highlights are intended to help you understand a fund’s financial performance for the past five years (or, if shorter, the period of the fund’s operation). Certain information reflects financial results for a single fund share. The total returns in the financial highlights represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions) held for the entire period. This information has been audited by the fund’s independent registered public accounting firm, whose report, together with the fund’s financial statements, are included in the fund’s Annual Report to shareholders. The fund’s Annual Report is available upon request by contacting MFSC (please see back cover for address and telephone number). The financial statements contained in the Annual Report are incorporated by reference into the SAI. The fund’s independent registered public accounting firm is Deloitte & Touche LLP.

Class A1

	Years Ended 3/31
	2010	2009	2008 (i)
Net asset value, beginning of period	$7.67	$8.21	$8.39

Income (loss) from investment operations
Net investment income (d)	$0.43	$0.40	$0.34
Net realized and unrealized gain (loss) on investments	0.65	(0.50)	(0.18	)(g)

Total from investment operations	$1.08	$(0.10)	$0.16

Less distributions declared to shareholders
From net investment income	$(0.42)	$(0.41)	$(0.33)
From net realized gain on investments	—	(0.03)	(0.01)

Total distributions declared to shareholders	$(0.42)	$(0.44)	$(0.34)

Net asset value, end of period	$8.33	$7.67	$8.21

Total return (%) (r)(s)(t)	14.28	(1.15)	1.84	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.68	0.79	(a)
Expenses after expense reductions (f)	0.53	0.49	0.54	(a)
Expenses after expense reductions and excluding interest expense and fees (f)(l)	0.50	0.42	0.44	(a)
Net investment income	5.32	5.13	5.26	(a)
Portfolio turnover	15	25	32
Net assets at end of period (000 omitted)	$787,041	$746,020	$864,341

17

MFS Municipal Income Fund

Class B1

	Years Ended 3/31
	2010	2009	2008 (i)
Net asset value, beginning of period	$7.67	$8.22	$8.40

Income (loss) from investment operations
Net investment income (d)	$0.37	$0.35	$0.29
Net realized and unrealized gain (loss) on investments	0.66	(0.52)	(0.18	)(g)

Total from investment operations	$1.03	$(0.17)	$0.11

Less distributions declared to shareholders
From net investment income	$(0.36)	$(0.35)	$(0.28)
From net realized gain on investments	—	(0.03)	(0.01)

Total distributions declared to shareholders	$(0.36)	$(0.38)	$(0.29)

Net asset value, end of period	$8.34	$7.67	$8.22

Total return (%) (r)(s)(t)	13.56	(2.02)	1.24	(n)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.48	1.44	1.55	(a)
Expenses after expense reductions (f)	1.29	1.24	1.30	(a)
Expenses after expense reductions and excluding interest expense and fees(f) (l)	1.26	1.17	1.21	(a)
Net investment income	4.57	4.36	4.50	(a)
Portfolio turnover	15	25	32
Net assets at end of period (000 omitted)	$12,558	$18,190	$26,618

(a)	Annualized.
(d)	Per share data are based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount is not in accordance with the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, June 25, 2007 (Classes A1 and B1) through the stated period end.
(l)	Interest expense and fees relate to payments made to the holder of the floating rate certificate from trust assets.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.

18

MFS Municipal Income Fund

MFS Municipal Income Fund

Shareholder Communications with the Board of Trustees. The Board of Trustees of the MFS funds has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board to the attention of the Board of Trustees, [fund name], Massachusetts Financial Services Company, 500 Boylston Street, Boston, MA 02116-3741, Attention: Frank Tarantino, Independent Chief Compliance Officer of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS fund to which they relate and (iii) identify the class and number of shares held by the shareholder.

If you want more information about MFS Municipal Income Fund, the following documents are available free upon request:

Annual/Semiannual Reports. These reports contain information about the fund’s actual investments. Annual reports discuss the effect of recent market conditions and investment strategies on the fund’s performance during its last fiscal year.

Statement of Additional Information (SAI). The SAI, dated July 29, 2010, as may be supplemented from time to time, provides more detailed information about the fund and is incorporated into this prospectus by reference.

You can get free copies of the annual/semiannual reports, the SAI and other information about the fund, and make inquiries about the fund, by contacting:

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

Telephone: 1-800-225-2606

Internet: mfs.com

Information about the fund (including its prospectus, SAI and shareholder reports) can be reviewed and copied at the:

Securities and Exchange Commission

Public Reference Section

Washington, DC 20549-1502

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the fund are available on the Edgar Database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

The fund’s Investment Company Act file number is 811-4096.

HOW TO CONTACT US

Web site	Account service and literature	Mailing address
mfs.com	Shareholders	MFS Service Center, Inc.
	1-800-225-2606	P.O. Box 55824
MFS TALK	Investment professionals	Boston, MA 02205-5824
1-800-637-8255	1-800-343-2829
24 hours a day	Retirement plan services	Overnight mail
	1-800-637-1255	MFS Service Center, Inc.
c/o Boston Financial Data Services
30 Dan Road
Canton, MA 02021-2809

Statement of Additional Information July 29, 2010

MFS® Municipal Income Fund

A series of MFS Municipal Series Trust

500 Boylston Street, Boston, MA 02116

CLASS	TICKER SYMBOL
Class A	MFIAX
Class B	MMIBX
Class C	MMICX
Class A1	MMIDX
Class B1	MMIGX

This Statement of Additional Information (“SAI”) contains additional information about the Fund and should be read in conjunction with the Fund’s Prospectus dated July 29, 2010. The Fund’s financial statements are incorporated into this SAI by reference to the Fund’s most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. You may obtain a copy of the Fund’s Prospectus and Annual Report without charge by contacting the Fund’s transfer agent, MFS Service Center, Inc. (please see the back cover of Part II of this SAI for address and telephone number).

This SAI is divided into two Parts — Part I and Part II. Part I contains information that is particular to the Fund, while Part II contains information that generally applies to all of the funds in the MFS Family of Funds (the “MFS Funds”). Each part of this SAI has a variety of appendices which can be found at the end of Part I and Part II, respectively.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current prospectus.

LMB-SAI-072910

Statement of Additional Information (SAI) – PART I

Part I of this SAI contains information that is particular to the Fund.

DEFINITIONS

“Fund” – MFS Municipal Income Fund, a series of the Trust. The Fund is the successor to MFS Lifetime Municipal Bond Fund, which was reorganized as a series of the Trust on September 7, 1993.

“Trust” – MFS Municipal Series Trust, a Massachusetts business trust organized on August 23, 1984. The Trust was previously known as MFS Multi-State Municipal Bond Trust (prior to August 20, 1993), MFS Managed Multi-State Municipal Bond Trust (prior to August 3, 1992), and MFS Managed Multi-State Tax-Exempt Trust (prior to August 3, 1988).

“MFS” or “Adviser” – Massachusetts Financial Services Company, a Delaware corporation.

“MFD” – MFS Fund Distributors, Inc., a Delaware corporation.

“MFSC” – MFS Service Center, Inc., a Delaware corporation.

“Prospectus” – The Prospectus of the Fund, dated July 29, 2010, as amended or supplemented from time to time.

“1940 Act” – The Investment Company Act of 1940, as amended.

“SEC” – Securities and Exchange Commission.

MANAGEMENT OF THE FUND

The Fund

The Fund is a diversified series of the Trust. The Trust is an open-end management investment company.

Trustees and Officers – Identification and Background

The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to Part II of this SAI.

Trustee Compensation and Committees

Compensation paid to the non-interested Trustees for certain specified periods, as well as information regarding committees of the Board of Trustees, is set forth in Appendix A to this Part I.

Share Ownership

Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar value range of each Trustee’s share ownership in the Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, by investors who are deemed to “control” the Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix B to this Part I.

Portfolio Manager(s)

Information regarding the Fund’s portfolio manager(s), including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is set forth in Appendix C to this Part I.

Certain Service Provider Compensation

Compensation paid by the Fund to certain of its service providers for advisory services, administrative services, and transfer agency services, for certain specified periods, is set forth in Appendix D to this Part I.

Custodian

JPMorgan Chase Bank, with a place of business at One Chase Manhattan Plaza, New York, NY 10081, serves as a custodian of the assets of the Fund (the “Custodian”). The Custodian is responsible for safekeeping the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest and dividends on the Fund’s investments, serving as the Fund’s foreign custody manager, and providing reports on foreign securities depositaries. An affiliate of the Custodian, J. P. Morgan Investor Services Co., with a place of business at One Beacon Street, Boston, MA 02108, is responsible for maintaining books of original entry and other required books and accounts for the Fund and calculating the daily net asset value of each class of shares of the Fund.

The Fund has an expense offset arrangement that reduces the Fund’s custodian fees based upon the amount of cash maintained by the Fund with its custodian.

SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

Sales charges paid for certain specified periods in connection with the purchase and sale of the Fund’s shares are set forth in Appendix E to this Part I. In certain circumstances, the initial sales charge paid to MFD and imposed upon purchases of certain classes of shares, and the contingent deferred sales charge (“CDSC”) paid to MFD and imposed upon redemptions of certain classes of shares, are waived. These circumstances are described in Appendix F to this Part I. The Fund, MFS, and MFS’ affiliates reserve the right to eliminate, modify, and add waivers at any time in their discretion.

Distribution Plan Payments

Payments made by the Fund under the Fund’s plan in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Distribution Plan”), for the Fund’s most recent fiscal year, are set forth in Appendix E to this Part I.

3

INVESTMENT STRATEGIES, RISKS, AND RESTRICTIONS

Investment Strategies and Risks

Certain investment strategies and risks are described in Appendix D to Part II of this SAI.

Investment Restrictions

The Fund has adopted certain investment restrictions which are described in Appendix E to Part II of this SAI.

TAX CONSIDERATIONS

For a discussion of tax considerations, see Part II of this SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage commissions paid by the Fund for certain specified periods, information concerning purchases by the Fund of securities issued by its regular broker/dealers for its most recent fiscal year, and information concerning the amount of transactions and related commissions to broker/dealer firms that MFS has determined provide valuable research for the Fund’s most recent fiscal year, are set forth in Appendix G to this Part I. Portfolio transactions and brokerage commissions are more fully described in Part II of this SAI under the heading “Portfolio Transactions and Brokerage Commissions.”

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, is the independent registered public accounting firm, providing audit services, tax return review, and other related services and assistance in connection with various SEC filings.

The Fund’s Financial Statements and Financial Highlights for the fiscal year ended March 31, 2010, are incorporated by reference into this SAI from the Fund’s Annual Report to shareholders and have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon reports of such firm, given upon their authority as experts in accounting and auditing. A copy of the Fund’s Annual Report accompanies this SAI.

4

PART I – APPENDIX A - TRUSTEE COMPENSATION AND COMMITTEES

The Fund pays the non-interested Trustees an annual fee plus a fee for each meeting attended. In addition, the non-interested Trustees are reimbursed for their out-of-pocket expenses.

Trustee Compensation Table

Name and Position	Fees Paid by Fund(1)	Retirement Benefits Accrued as Part of Fund Expense	Total Fees Paid by Fund and Fund Complex(2)
Interested Trustees
Robert J. Manning	N/A	N/A	N/A
Robert C. Pozen	N/A	N/A	N/A
Non-Interested Trustees
Robert E. Butler	$3,765	N/A	$237,853
Lawrence H. Cohn, M.D.	$3,403	$0	$215,853
Maureen R. Goldfarb	$3,403	N/A	$216,853
David H. Gunning	$4,594	N/A	$281,853
William R. Gutow	$3,403	N/A	$216,853
Michael Hegarty	$3,748	N/A	$236,853
J. Atwood Ives(3)	$2,866	$0	$215,853
John P. Kavanaugh	$3,420	N/A	$217,853
J. Dale Sherratt	$3,765	$0	$237,853
Laurie J. Thomsen	$3,586	N/A	$227,853
Robert W. Uek	$3,879	N/A	$244,103

(1)	For the fiscal year ended March 31, 2010.
(2)	For calendar year 2009 for 99 funds.
(3)	Mr. Ives retired as Trustee of the Fund on December 31, 2009.

Retirement Benefit Deferral Plan— Under a Retirement Benefit Deferral Plan, certain Trustees have deferred benefits from a prior retirement plan. The value of the benefits is periodically readjusted as though the Trustee had invested an equivalent amount in Class A shares of the Fund(s) designated by such Trustee. The value of the deferred benefits will be paid to the Trustees upon retirement or thereafter. The plan does not obligate a Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and a Fund’s obligation to pay the Trustee’s deferred compensation is a general unsecured obligation.

5

Committees

As of March 31, 2010, the Board has established the following Committees:

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
AUDIT COMMITTEE	8	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund.	Butler*, Kavanaugh*, Sherratt*, Thomsen*, and Uek*

COMPLIANCE AND GOVERNANCE COMMITTEE	7	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Independent Chief Compliance Officer assists the Committee in carrying out its responsibilities. In addition, the Committee advises and makes recommendations to the Board on matters concerning Trustee practices and recommendations concerning the functions and duties of the committees of the Board.	Butler*, Cohn*, Goldfarb*, Gutow*, and Sherratt*

CONTRACTS REVIEW COMMITTEE	8	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All non-interested Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

6

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
NOMINATION AND COMPENSATION COMMITTEE	5	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the non-interested Trustees.	All non-interested Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	7	Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.	Cohn*, Goldfarb*, Gutow*, and Hegarty*

7

Name of Committee	Number of Meetings in Last Fiscal Year	Functions	Current Members(1)
PRICING COMMITTEE	7	Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act.	Hegarty*, Kavanaugh*, Thomsen*, and Uek*

SERVICES CONTRACTS COMMITTEE	4	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, administrative services, custody, pricing and bookkeeping services, and makes recommendations to the full Board of Trustees on these matters.	All non-interested Trustees of the Board (Butler, Cohn, Goldfarb, Gunning, Gutow, Hegarty, Kavanaugh, Sherratt, Thomsen, and Uek)

1)	The Trustees’ identification and background are set forth in Appendix A to Part II of this SAI.
*	Non-interested Trustees. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

8

PART I – APPENDIX B - SHARE OWNERSHIP

Ownership By Trustees and Officers

As of June 30, 2010, the current Trustees and officers of the Trust as a group owned less than 1% of any class of the Fund’s shares. The Board of Trustees has adopted a policy requiring that each Non-Interested Trustee shall have invested on an aggregate basis, within two years of membership on the Board of Trustees, an amount equal to his or her prior calendar year’s base retainer and meeting attendance fees in shares of the MFS funds overseen by such Trustee.

The following table shows the dollar range of equity securities beneficially owned by each current Trustee in the Fund and, on an aggregate basis, in all MFS Funds overseen by each current Trustee, as of December 31, 2009.

The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen by Trustee
Interested Trustees
Robert J. Manning	N	D
Robert C. Pozen	N	D
Non-Interested Trustees
Robert E. Butler	N	D
Lawrence H. Cohn, M.D.	N	D(1)
Maureen R. Goldfarb	N	N
David H. Gunning	N	D
William R. Gutow	N	D
Michael Hegarty	N	D
John P. Kavanaugh	N	N
J. Dale Sherratt	N	D(1)
Laurie J. Thomsen	N	D
Robert W. Uek	N	D

(1)	Includes the value of deferred benefits under the Retirement Benefit Deferral Plan and/or the Trustee Fee Deferral Plan.

5% or Greater Ownership of Share Class

The following table identifies those investors who own of record or are known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares as of June 30, 2010. All holdings are beneficially owned unless otherwise indicated.

NATIONAL FINANCIAL SVCS LLC	10.2566% OF CLASS A SHARES
ATTN STEVE REYNOLDS L17A	5.659% OF CLASS A1 SHARES
82 DEVONSHIRE ST	9.2909% OF CLASS B SHARES
BOSTON MA 02109	6.933% OF CLASS B1 SHARES
9.4138% OF CLASS C SHARES

EDWARD D JONES & CO	10.1628% OF CLASS A SHARES
ATTN: MUTUAL FUND	10.7877% OF CLASS B SHARES
SHAREHOLDER ACCOUNTING
201 PROGRESS PKWY
MARYLAND HTS MO 63043-3009

PERSHING LLC	7.3487% OF CLASS A SHARES
PO BOX 2052	9.9544% OF CLASS B SHARES
JERSEY CITY NJ 07303-2052	8.5892% OF CLASS B1 SHARES
9.2783% OF CLASS C SHARES

9

MERRILL LYNCH PIERCE FENNER & SMITH INC	6.7789% OF CLASS A SHARES
FOR THE SOLE BENEFIT OF ITS CUSTOMERS	10.4686% OF CLASS B SHARES
4800 DEER LAKE DR E	8.2879% OF CLASS B1 SHARES
JACKSONVILLE FL 32246-6484	16.8571% OF CLASS C SHARES

FIRST CLEARING LLC	6.0181% OF CLASS A SHARES
ATTN MUTUAL FUNDS	8.6758% OF CLASS A1 SHARES
1 N JEFFERSON AVE	14.0985% OF CLASS B SHARES
SAINT LOUIS MO 63103	10.0661% OF CLASS B1 SHARES
6.7136% OF CLASS C SHARES

LPL FINANCIAL	5.0874% OF CLASS A SHARES
FBO: CUSTOMER ACCOUNTS	6.1764% OF CLASS C SHARES
ATTN. MUTUAL FUND OPERATIONS
PO BOX 509046
SAN DIEGO CA 92150-9046

CITIGROUP GLOBAL MARKETS INC	5.1033% OF CLASS A1 SHARES
SURPAS HOUSE ACCOUNT	17.7316% OF CLASS B1 SHARES
ATTN CINDY TEMPESTA 7TH FLOOR
333 W 34TH ST
NEW YORK NY 10001-2402

10

PART I – APPENDIX C - PORTFOLIO MANAGER(S)

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Benchmarks
Lipper General Municipal Funds
Lipper Short-Intermediate Municipal Funds
Lipper High Yield Municipal Funds
Lipper General US Government Funds
Barclays Capital Municipal Bond Index
Barclays Capital U.S. Government/Mortgage Bond Index
Morningstar Dollar Government Bond Funds
Lipper Variable Annuity General U.S. Government Funds

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended March 31, 2010. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Geoffrey L. Schechter	D

11

Other Accounts

In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the Fund’s fiscal year ended March 31, 2010, were as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Geoffrey L. Schechter	13	$7.8 billion	1	$490 million	0	N/A

*	Includes the Fund

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

12

PART I – APPENDIX D - CERTAIN SERVICE PROVIDER COMPENSATION

Compensation paid by the Fund for advisory services, administrative services, and transfer agency services, over the specified periods is set forth below. For information regarding sales charges and distribution payments paid to MFD, see Appendix E to this Part I.

Fiscal Year Ended	Amount Paid to MFS for Advisory Services After Waivers	Amount Waived by MFS for Advisory Services	Amount Paid to MFSC for Transfer Agency Services(1)	Amount Paid to MFS for General Administrative Services
March 31, 2010	$5,815,822	$50,126	$1,090,628	$251,480
March 31, 2009	$3,825,453	$1,793,323	$1,031,334	$214,825
March 31, 2008	$3,113,241	$2,594,360	$664,413	$160,858

(1)	Amount paid to MFSC for transfer agency services includes reimbursements for certain out-of-pocket expenses and payments made under agreements with affiliated and unaffiliated entities that provide subaccounting services.

13

PART I – APPENDIX E - SALES CHARGES AND DISTRIBUTION PLAN PAYMENTS

Sales Charges

The following sales charges were paid during the specified periods:

	Class A Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A Shares	Class B Shares	Class C Shares
March 31, 2010	$2,774,272	$494,901	$2,279,371	$20,768	$21,869	$30,774
March 31, 2009	$1,349,136	$209,337	$953,731	$2,047	$28,831	$23,590
March 31, 2008	$708,154	$99,518	$457,118	$6,770	$31,865	$4,854

	Class A1 Initial Sales Charges:			CDSC Paid to MFD On:
Fiscal Year End	Total	Retained by MFD	Reallowed to Financial Intermediaries	Class A1 Shares	Class B1 Shares
March 31, 2010	$246,518	$44,877	$201,641	$252	$5,738
March 31, 2009	$186,068	$33,750	$152,318	$0	$21,812
March 31, 2008*	$0	$26,752	$124,766	$123	$29,961

*	From the period starting with the Class A1 shares inception on June 22, 2007.

Distribution Plan Payments

During the fiscal year ended March 31, 2010, the Fund incurred the following expenses for Distribution Plan Payments:

	Amount of Distribution and/or Service Fees:
Class of Shares	Incurred by Fund	Retained by MFD	Paid to Financial Intermediaries
Class A Shares	$1,348,374	$126,021	$1,222,353
Class B Shares	$343,464	$301,005	$42,460
Class C Shares	$1,125,948	$534,100	$591,848
Class A1 Shares	N/A	N/A	N/A
Class B1 Shares	N/A	N/A	N/A

14

PART I – APPENDIX F - WAIVERS OF SALES CHARGES

This Appendix sets forth the various circumstances in which the initial sales charge (“ISC”) and/or the CDSC is waived for the MFS funds’ share classes. Some of the following information will not apply to certain funds, depending on which classes of shares are offered by the funds. In order to qualify for a sales charge waiver, you must advise MFSC that you are eligible for the waiver at the time of purchase and/or redemption. The funds, MFS, and their affiliates reserve the right to eliminate, modify, and add waivers at any time at their discretion.

In addition, transfers, rollovers, or other transactions from an account to a second account that purchases shares of the same class of the same fund will not be charged the CDSC or ISC, as applicable, provided that the redemption order from the first account and the purchase order for the second account are combined into a single order for the transfer, rollover, or other transaction, and MFSC has available to it the necessary information about the CDSC applicable to the first account. Shares will retain the CDSC schedule in effect based upon a pro rata share of the CDSC from the fund in the first account and the original purchase date of the shares subject to the CDSC.

As used in this Appendix, the term “ESP” includes employer sponsored plans; the term “SRO” includes salary reduction only plans; the term “Employer Retirement Plans” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level; the term “IRA” includes traditional, Roth, rollover, SEP and SIMPLE IRAs; and the term “ERISA” refers to the Employment Retirement Income Security Act of 1974, as amended.

In this Appendix, all references to Class A Shares shall also apply to Class A1 Shares and all references to Class B Shares shall also apply to Class B1 Shares.

RETIREMENT PLANS:

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC
1. General Waivers

• Employer Retirement Plans.	✓

2. Benefit Responsive Waivers

• Distributions made from an IRA, SAR-SEP or a 403(b) SRO Plan pursuant to Section 72(t) of the Internal Revenue Code of 1986, as amended.		✓	✓	✓

• Death, disability or retirement of 401(a) or ESP Plan participant, or death or disability of IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant.		✓	✓	✓

•      Eligible participant distributions, such as distributions due to death, disability, financial hardship, retirement and termination of employment from nonqualified deferred compensation plans (excluding, however, a termination of a plan).

		✓	✓	✓

• Loan from 401(a) or ESP Plan.		✓	✓	✓

• Financial hardship (as defined in Treasury Regulation Section 1.401(k)-l(d)(2), as amended from time to time) for 401(a) Plans and ESP Plans.		✓	✓	✓

• Termination of employment of 401(a) or ESP Plan participant (excluding, however, a termination of the Plan).		✓	✓	✓

• Tax-free return of excess 401(a) Plan, ESP Plan, IRA or SAR-SEP contributions.		✓	✓	✓

• Certain involuntary redemptions and redemptions in connection with certain automatic withdrawals from a 401(a) Plan.		✓	✓	✓

•      Distributions made on or after the 401(a) Plan participant, ESP Plan participant, IRA owner, SAR-SEP Plan participant or 403(b) SRO Plan participant, as applicable, has attained the age of 70 1/2 years old, but only with respect to the minimum distribution under Code rules.

		✓	✓	✓

15

Sales Charge Waived
Waiver Category	Class A ISC	Class A CDSC	Class B CDSC	Class C CDSC

•      Shares acquired by an account subject to the minimum distribution requirements of section 401(a)(9) of the Internal Revenue Code of 1986, as amended (e.g., 401(a) and 401(k) plans, IRAs, SEPs, and 403(b) accounts) through a rollover contribution of amounts distributed from such account as a 2009 minimum distribution.

✓

WAIVERS FOR 529 TUITION PROGRAMS:

Sales Charge Waived
Waiver Category	Class 529A ISC	Class 529B CDSC	Class 529C CDSC
A. Certain Sponsored Plans

•      Shares acquired on behalf of a group, association or employer sponsored plan, if the MFS Funds were offered as an investment option by such group, association, or employer sponsored plan on July 1, 2009.

	✓	✓	✓

B. Investment Proceeds from certain Redemptions of Class A, Class B and Class C Shares

•      The initial sales charge imposed on purchases of Class 529A shares, and the CDSC imposed on certain redemptions of Class A, Class B and Class C shares, are waived where Class 529A, Class 529B and Class 529C shares are acquired following the reinvestment of the proceeds of a redemption of Class A, Class B and Class C shares, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class B or Class C shares redeemed will carry over to the Class 529B or Class 529C shares acquired and for purposes of calculating the CDSC, the length of time you have owned your Class 529B or Class 529C shares will be measured from the date of original purchase of the Class B or Class C shares redeemed.

	✓	✓	✓

C. Administrative Service Arrangements

•      Shares acquired by 529 tuition programs whose sponsors or administrators have entered into an administrative services agreement with MFD or one of its affiliates to perform certain administrative or investment advisory services subject to certain operational and minimum size requirements specified from time to time by MFD or one or more of its affiliates.

✓

D. Qualified Higher Education Expenses

•      Shares redeemed where the redemption proceeds are used to pay for qualified higher education expenses, which include tuition, fees, books, supplies, equipment and room and board (see the program description for further information on qualified higher education expenses); however the CDSC will not be waived for redemptions where the proceeds are transferred or rolled over to another tuition program.

		✓	✓

E. Scholarship

• Shares redeemed where the account beneficiary has received a scholarship, up to the amount of the scholarship.		✓	✓

F. Death of 529 Plan Beneficiary

• Shares redeemed on account of the death of the 529 plan account beneficiary if the shares were held solely for the benefit of the deceased individual.		✓	✓

G. Transfers from Oppenheimer Funds 529 Plan

•      Effective January 1, 2010, shares acquired as a result of the transfer of assets from the A Unit Class or B Unit Class in the Oppenheimer Funds 529 Plan to MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

✓

•      Effective January 1, 2010, shares redeemed that were acquired as a result of the transfer of assets from the C Unit Class in the Oppenheimer Funds 529 Plan to the MFS 529 Savings Plan at the direction of the Oregon 529 College Savings Board.

✓

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GENERAL WAIVERS:

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
A. Dividend Reinvestment

• Shares acquired through dividend or capital gain reinvestment.	✓	✓	✓	✓

• Shares acquired by automatic reinvestment of distributions of dividends and capital gains of any fund in the MFS Funds pursuant to the Distribution Investment Program.	✓	✓	✓	✓

B. Affiliates of an MFS Fund/Certain Financial Advisers

• Shares acquired by officers, eligible directors, employees (including former employees) and agents of MFS, Sun Life Financial, or any of their subsidiary companies.	✓	✓	✓	✓

• Shares acquired by trustees and retired trustees of any investment company for which MFD serves as distributor.	✓	✓	✓	✓

• Shares acquired by employees, directors, partners, officers and trustees of any subadviser to any MFS fund.	✓	✓	✓	✓

•      Shares acquired by certain family members of any such individual identified above and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS fund which issued the shares.

	✓	✓	✓	✓

•      Shares acquired by employees or registered representatives (including former employees) of financial intermediaries or an employee’s spouse (or legal equivalent under applicable state law) or employee’s children under the age of 21. For employees or registered representatives of financial intermediaries who established an account with MFS prior to May 1, 2006, shares acquired by certain family members of employees or registered representatives of financial intermediaries and their spouses (or legal equivalent under applicable state law), and certain trusts, pension, profit-sharing or other retirement plans for the sole benefit of such persons, provided the shares are not resold except to the MFS Fund which issued the shares.

	✓	✓	✓	✓

• Shares acquired by institutional clients of MFS or MFS Institutional Advisors, Inc.	✓	✓	✓	✓

C. Involuntary Redemptions

• Shares redeemed at a MFS fund’s direction due to the small size of a shareholder’s account.		✓	✓	✓

D. Bank Trust Departments and Law Firms

•      Shares acquired by certain bank trust departments or law firms acting as trustee or manager for trust accounts which have entered into an administrative services agreement with MFD and are acquiring such shares for the benefit of their trust account clients.

	✓	✓

E. Investment of Proceeds From Certain Redemptions of Class I Shares

•      The initial sales charge imposed on purchases of Class A or Class 529A shares and the contingent deferred sales charge imposed on certain redemptions of Class A shares, are waived with respect to Class A or Class 529A shares acquired of any of the MFS funds through the immediate reinvestment of the proceeds of a redemption of Class I shares of any of the MFS funds.

	✓	✓

F. Systematic Withdrawals

•      Systematic withdrawals with respect to up to 10% per year of the account value (determined at the time of your first withdrawal under the plan(s), or January 3, 2007, with respect to Class B and Class 529B shares, or January 2, 2008, with respect to Class C and Class 529C shares, whichever is later).

			✓	✓

17

Sales Charge Waived
Waiver Category	Class A/529A ISC	Class A CDSC	Class B/529B CDSC	Class C/529C CDSC
G. Death of Owner

•      Shares redeemed on account of the death of the account owner (e.g., shares redeemed by the estate or any transferee of the shares from the estate) if the shares were held solely in the deceased individual’s name, or for the benefit of the deceased individual.

		✓	✓	✓

H. Disability of Owner

•      Shares redeemed on account of the disability of the account owner if shares are held either solely or jointly in the disabled individual’s name or for the benefit of the disabled individual (in which case a disability certification form is required to be submitted to MFSC), or shares redeemed on account of the disability of the 529 account beneficiary.

		✓	✓	✓

I. Asset-based Fee Programs

• Shares acquired by investors who purchase shares through asset-based fee programs available through financial intermediaries.	✓	✓

J. Insurance Company Separate Accounts

• Shares acquired by insurance company separate accounts.	✓	✓

K. No Commissions Paid

• Shares redeemed where MFD has not paid an up front commission with respect to the sale of the shares, provided that such arrangement meets certain conditions established by MFD from time to time.		✓	✓	✓

L. Miscellaneous

•      In connection with settlements reached between certain broker/dealers and the FINRA (Financial Industry Regulatory Authority), SEC, and/or other regulatory bodies regarding sales of Class B and Class C shares in excess of certain dollar thresholds, the funds will, at times, permit shareholders who are clients of these firms to redeem Class B and Class C shares of the fund and concurrently purchase Class A shares without paying an initial sales charge.

✓

•      The initial sales charge imposed on purchases of Class A, and the CDSC imposed on certain redemptions of Class 529B and Class 529C shares, are waived where Class A, Class B and Class C shares are acquired following reinvestment of proceeds of a redemption of Class 529A, Class 529B and Class 529C, respectively, of the same fund; provided however, that any applicable CDSC liability on the Class 529B or Class 529C shares redeemed will carry over to the Class B or Class C shares acquired for purposes of calculating the CDSC, the length of time you have owned your Class B or Class C shares will be measured from the date of the original purchase of the Class 529B or Class 529C shares redeemed.

	✓		✓	✓

M. Conversions

• In connection with a conversion from Class A shares to Class I or Class W shares of the same Fund.		✓

• In connection with a conversion from Class I or Class W shares to Class A shares of the same Fund.	✓

18

PART I – APPENDIX G - PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brokerage Commissions

The following brokerage commissions were paid by the Fund during the specified time periods:

Fiscal Year End	Brokerage Commissions Paid By Fund
March 31, 2010	$7,490.00
March 31, 2009	$6,888.00
March 31, 2008	$270.00

Securities Issued By Regular Broker/Dealers

During the fiscal year ended March 31, 2010, the Fund purchased securities issued by the following regular broker/dealers of the Fund, and the following table sets forth the value of the Fund’s aggregate holdings of the securities of each such issuer as of March 31, 2010:

Broker/Dealer	Value of Securities
None	N/A

Transactions with Research Firms

During the fiscal year ended March 31, 2010, the Fund allocated the following amount of transactions, and related commissions, to broker/dealer firms that have been deemed by MFS to provide valuable Research (“Research Firms”). The provision of Research was not necessarily a factor in the placement of this business with such Research Firms (1).

Dollar Amount of Transactions with Research Firms	Commissions Paid on Transactions With Research Firms
$0	$0

1)	The amounts shown do not include transactions directed to electronic communication networks (ECNs) owned by the Research Firms for execution only services.

19

Statement of Additional Information Part II

Part II of this SAI, updated through July 29, 2010, as amended or supplemented from time to time, describes policies and practices that apply to the Funds in the MFS Family of Funds. References in this Part II to a “Fund” mean each Fund in the MFS Family of Funds, unless noted otherwise. References in this Part II to a “Trust” mean the Massachusetts business trust of which the Fund is a series, or, if the Fund is itself a Massachusetts business trust, references to a “Trust” shall mean the Fund.

SAI-II-072910

DEFINITIONS

“Employer Retirement Plans” — includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans any of whose accounts are maintained by the Fund at an omnibus level.

“Financial intermediary” — includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator, third-party administrator, insurance company and any other institutions having a selling, administration or other similar agreement with MFD, MFS, or any of their affiliates.

“Majority Shareholder Vote” — as defined currently in the 1940 Act to be the lesser of (i) 67% or more of the voting securities present at a meeting at which holders of voting securities representing more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities.

“1940 Act” — the Investment Company Act of 1940 and the rules and regulations thereunder, as amended from time to time, and as such Act, rules or regulations are interpreted by the Securities and Exchange Commission.

“SEC” — Securities and Exchange Commission.

MANAGEMENT OF THE FUND

Trustees/Officers

Board Leadership Structure and Oversight — The following provides an overview of the leadership structure of the Board of Trustees of the MFS Funds (the “Board”) and the Board’s oversight of the Funds’ risk management process. The Board consists of twelve Trustees, ten of whom are not “interested persons” (as defined in the ’40 Act) of the Fund (the “Independent Trustees”). An Independent Trustee serves as Chair of the Trustees. In addition, each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. For a description of the oversight functions of each of the Committees, see “Committees” in Appendix A to Part I of this SAI. Three of the Committees have as members all of the Independent Trustees, and the remaining Committees have four to six Independent Trustees as members. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the Funds’ Independent Chief Compliance Officer. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Funds.

The MFS Funds have retained MFS as the Funds’ investment adviser and administrator. MFS provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Employees of MFS serve as the Funds’ officers, including the Funds’ principal executive officer. The Board provides oversight of the services provided by MFS, including the risk management activities. In addition, each Committee of the Board provides oversight of MFS’ risk management activities with respect to the particular activities within the Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Funds’ activities, including reports regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with MFS’ Chief Regulatory Officer, MFS’ Chief Enterprise Risk Officer, and MFS’ Chief Investment Risk Officer to receive reports on MFS’ risk management activities. The Board also meets periodically with the Funds’ Independent Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

Trustees and Officers — Identification and Background — The identification and background of the Trustees and Officers of the Trust, as well as an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Fund should so serve, are set forth in Appendix A of this Part II.

Investment Adviser

MFS provides the Fund with investment advisory services. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

As of February 1, 2010, MFS has signed the Principles for Responsible Investment (PRI), an investor initiative in partnership with the United Nations Environment Programme Finance Initiative and the United Nations Global Compact. As a signatory to the PRI, where consistent with its fiduciary responsibilities, MFS aspires to: incorporate environmental, social and corporate governance (ESG) issues into its investment analysis and decision-making processes; be an active owner and incorporate ESG issues into its ownership policies and practices; seek appropriate disclosure on ESG issues by the entities in which it invests; promote acceptance and implementation of the PRI within the investment industry; work to enhance the effectiveness in implementing the PRI; and report on activities and progress toward implementing the PRI. While MFS aspires to follow the PRI where consistent with its fiduciary responsibilities, signing the PRI is not a legal commitment to do so and MFS may take actions that may be inconsistent with the PRI or may fail to take actions that would be consistent with the PRI.

Unless otherwise noted, MFS votes proxies on behalf of the Funds pursuant to the proxy voting policies and procedures described in Appendix B to this SAI Part II. Information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available without charge by visiting mfs.com and clicking on “Proxy Voting” and by visiting the SEC’s Web site at http://www.sec.gov.

1

Investment Sub-Advisers – MFS has engaged Sun Capital Advisers LLC (referred to as Sun Capital) to act as sub-adviser for the MFS Global Real Estate Fund and with respect to the real estate related portion of the MFS Diversified Income Fund’s portfolio. Sun Capital is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The Adviser and Sun Capital are affiliated in that both are indirect, subsidiaries of Sun Life Financial, Inc. (“Sun Life Financial”), a corporation organized in Canada, and thus under common control. Sun Life Financial, and US affiliates provides a broad range of products and services to individuals and groups located in Canada, the United States, the United Kingdom and the Asia Pacific region. Sun Life Financial is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, and Philippine stock exchanges. Sun Life Financial is located at 150 King Street West, Toronto, Canada, M5H 1J9.

Sun Capital is a Delaware limited liability company and a registered investment adviser. Sun Capital provides investment management and supervisory services to mutual funds and institutional accounts.

MFS has engaged UBS Global Asset Management (Americas) Inc. (referred to as UBS) to act as sub-adviser to manage MFS Diversified Target Return Fund’s exposure to markets, asset classes and currencies through the use of derivative instruments. UBS is located at One North Wacker Drive, Chicago, Illinois 60606. UBS is an indirect, wholly owned subsidiary of UBS AG and a member of the UBS Global Asset Management Division.

UBS is a Delaware corporation and a registered investment adviser. UBS provides investment management and supervisory services to mutual funds and institutional accounts.

Unless otherwise noted, all references to “sub-adviser” shall include Sun Capital with respect to the MFS Global Real Estate Fund and that portion of MFS Diversified Income Fund for which Sun Capital provides day-to-day investment advisory services, and UBS for the portion of MFS Diversified Target Return Fund for which UBS provides investment advisory services.

Investment Advisory Agreement — MFS manages the Fund pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, MFS provides the Fund with investment advisory services. Subject to such policies as the Trustees may determine, MFS makes investment decisions for the Fund. For these services, MFS receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading “Management of the Fund(s).”

MFS pays the compensation of the Trust’s officers and of any Trustee who is an employee of MFS. MFS also furnishes at its own expense investment advisory and administrative services, office space, equipment, clerical personnel, investment advisory facilities, and executive and supervisory personnel necessary for managing the Fund’s investments and effecting its portfolio transactions.

The Trust pays the compensation of the Trustees who are “not affiliated” with MFS and all expenses of the Fund incurred in its operation and offering of shares (other than those assumed by MFS in writing) including but not limited to: management fees; Rule 12b-1 fees; administrative services fees; program management services fees; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar, or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, confirmations, periodic investment statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording, and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund’s custodian, for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits, or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except to the extent that the Distribution Agreement with MFS Fund Distributors, Inc. (“MFD”), provides that MFD is to pay some or all of such expenses. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by Majority Shareholder Vote and, in either case, by a majority of the Trustees who are not “interested persons” of the Fund or MFS as defined by the 1940 Act. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a Majority Shareholder Vote, or by either party, on not more than 60 days’ nor less than 30 days’ written notice. The Advisory Agreement may be approved, renewed, amended, or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended, or terminated as to any other Fund in the Trust.

The Advisory Agreement also provides that neither MFS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

Sub-Advisory Agreements – Sun Capital serves as the Sub-Adviser to a portion of the MFS Diversified Income Fund pursuant to a Sub-Investment Advisory Agreement between the Fund, the Adviser and Sun Capital (for the purposes of this paragraph, the “Diversified Income Fund Sub-Advisory Agreement”). The Diversified Income Fund Sub-Advisory Agreement provides that the Adviser delegates to Sun Capital the authority to make investment decisions for a portion of the MFS Diversified Income Fund (for the purposes of this paragraph, the “Fund”). Sun Capital will provide portfolio management services for the portion of the Fund’s assets invested in REITs (“real estate investment trust”) and other real estate related investments. For these services, the Adviser pays Sun Capital an investment advisory fee, computed daily and paid monthly in arrears, at the annual rate of 0.30% of the Fund’s average daily net assets managed by Sun Capital. The Diversified Income Fund Sub-Advisory Agreement will continue in effect provided that such continuance is specifically approved at least annually by a majority of the Independent Trustees. The Diversified Income Fund Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a majority of the Independent Trustees, by a Majority Shareholder Vote, or by the Adviser or Sub-Adviser on not less than 60 days’ written notice. The Diversified Income Fund Sub-Advisory Agreement specifically

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provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its obligations and duties under the Diversified Income Fund Sub-Advisory Agreement.

Sun Capital serves as the MFS Global Real Estate Fund’s Sub-Adviser pursuant to an Investment Sub-Advisory Agreement between the Fund, the Adviser and Sun Capital (for the purposes of this paragraph, the “Global Real Estate Fund Sub-Advisory Agreement”). The Global Real Estate Fund Sub-Advisory Agreement provides that the Adviser delegates to Sun Capital the authority to make investment decisions for the MFS Global Real Estate Fund (for the purposes of this paragraph, the “Fund”). For these services, the Adviser pays Sun Capital an investment sub-advisory fee, computed daily and paid monthly in arrears, at the rate of 0.40% annually of the Fund’s first $1 billion of average daily net assets; 0.33% annually of the Fund’s average daily net assets in excess of $1 billion and less than or equal to $2.5 billion; and 0.29% annually of the Fund’s average daily net assets in excess of $2.5 billion. The Global Real Estate Fund Sub-Advisory Agreement will continue in effect after its initial two-year period provided that such continuance is specifically approved at least annually by a majority of the Non-interested Trustees. The Global Real Estate Fund Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by a majority of the Non-interested Trustees, by a Majority Shareholder Vote, or by the Adviser or Sub-Adviser on not less than 60 days’ written notice. The Global Real Estate Fund Sub-Advisory Agreement specifically provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misconduct, bad faith, reckless disregard, or gross negligence in the performance of its obligations and duties under the Global Real Estate Fund Sub-Advisory Agreement.

UBS serves as the MFS Diversified Target Return Fund’s sub-adviser pursuant to a Sub-Investment Advisory Agreement between the Fund, the Adviser and UBS (for the purposes of this paragraph, the “UBS Sub-Advisory Agreement”). The UBS Sub-Advisory Agreement provides that the Adviser delegates to UBS the authority to make investment decisions for a portion of MFS Diversified Target Return Fund (for the purposes of this paragraph, the “Fund”). For these services, the Adviser pays UBS an investment advisory fee, computed and paid monthly in arrears, at the annual rate of 0.28% of the first $1 billion of the fund’s average daily net assets; 0.185% of the next $1.5 billion of the fund’s average daily net assets; and 0.16% of the fund’s average daily net assets in excess of $2.5 billion. The UBS Sub-Advisory Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the Fund’s outstanding voting securities, and, in either case, by a majority of the Trustees who are not parties to the UBS Sub-Advisory Agreement or interested persons of any such party. The UBS Sub-Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or UBS on not less than 60 days’ written notice. The UBS Sub-Advisory Agreement specifically provides that neither UBS nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its obligations and duties under the UBS Sub-Advisory Agreement.

Administrator

MFS provides the Fund with certain financial, legal and other administrative services under a Master Administrative Services Agreement between the Fund and MFS. Under the Agreement, the Fund pays an annual fee to MFS for providing these services based on the type of fund and the relative assets in each Fund under the supervision of the Board of Trustees.

Shareholder Servicing Agent

MFS Service Center, Inc. (“MFSC”), a wholly owned subsidiary of MFS, provides dividend and distribution disbursing and transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of each class of shares of the Fund under a Shareholder Servicing Agent Agreement. MFSC receives a fee from each Fund based on the types of accounts through which shareholders invest in the Fund, the costs of servicing these types of accounts, and a target profit margin. MFSC also contracts with other entities to provide some or all of the services described above.

In addition, MFSC is reimbursed by the Fund for certain expenses incurred by MFSC on behalf of the Fund. These reimbursements include payments for certain out-of-pocket expenses, such as costs related to mailing shareholder statements and the use of third party recordkeeping systems, incurred by MFSC in performing the services described above. MFSC is also reimbursed for payments made under agreements with service providers that provide sub-accounting and other shareholder services, including without limitation recordkeeping, reporting, and transaction processing services. Payments made under these agreements are based on the Fund’s average daily net assets and/or the number of Fund accounts serviced by the service provider.

Special Servicing Agreement

Under a Special Servicing Agreement among MFS, each MFS Fund which invests in other MFS Funds (“MFS fund-of-funds”) and certain underlying funds in which an MFS fund-of-funds invests (“underlying funds”), the underlying funds pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds.

Distributor

MFS Fund Distributors, Inc. (“MFD” or the “Distributor”), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of the Fund pursuant to a Distribution Agreement. The Agreement obligates MFD to use best efforts to find purchasers for shares of the Fund.

See Appendix C to this Part II for information regarding sales charges and Rule 12b-1 distribution and service payments paid to MFD.

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Program Manager(s)

MFD serves as program manager for a qualified tuition program under Section 529 of the Internal Revenue Code through which Class 529A, 529B, and Class 529C shares (“529 Share Classes”) are available as investment options to program participants. MFD provides, either directly or through third parties, recordkeeping, tax reporting, and account services, as well as services designed to maintain the programs’ compliance with the Internal Revenue Code and other regulatory requirements under a Master 529 Administrative Services Agreement. The Fund’s 529 Share Classes may also be offered through qualified tuition programs for which MFD does not serve as program manager.

Under the Agreement, the Fund pays MFD a fee of up to 0.10% annually of the assets attributable to the 529 Share Classes. MFD pays all or a portion of this fee to third parties.

Please consult the program description for your particular qualified tuition program for a discussion of the fees paid to and services received from the program manager.

Code of Ethics

The Fund, its Adviser, its sub-adviser (if applicable) and Distributor have adopted separate codes of ethics as required under the Investment Company Act of 1940 (“the 1940 Act”). Subject to certain conditions and restrictions, each code permits personnel subject to the code to invest in securities for their own accounts, including securities that may be purchased, held or sold by the Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser’s or sub-adviser’s Compliance Departments, and securities transactions of certain personnel are subject to quarterly reporting and review requirements.

DISTRIBUTION PLAN

The Trustees have approved a plan for all funds (except the MFS Money Market Fund and the MFS Government Money Market Fund) in accordance with Rule 12b-1 under the 1940 Act for Class A (except for MFS Municipal High Income Fund), Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, Class R3, and Class W shares (the “Distribution Plan”). The Fund has not adopted a Distribution Plan with respect to its Class A1, Class I or Class R4 shares, if applicable. In approving the Distribution Plan, the Trustees, including a majority of the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements relating to the Distribution Plan (“Distribution Plan Qualified Trustees”), concluded that there is a reasonable likelihood that the Distribution Plan would benefit the Fund and each respective class of shareholders.

The Distribution Plan is designed to promote sales of shares and reduce the amount of redemptions that might otherwise occur if the Distribution Plan were not in effect, as well as to compensate intermediaries for their servicing and maintenance of shareholder accounts. Increasing a Fund’s net assets through sales of shares, or reducing reductions in net assets by reducing redemptions, may help reduce a Fund’s expense ratio by spreading the Fund’s fixed costs over a larger base and may reduce the potential adverse effect of selling a Fund’s portfolio securities to meet redemptions. There is, however, no assurance that the net assets of the Fund will increase or not be reduced, or that other benefits will be realized as a result of the Distribution Plan.

The Distribution Plan remains in effect from year to year only if its continuance is specifically approved at least annually by vote of both the Trustees and a majority of the Distribution Plan Qualified Trustees. The Distribution Plan also requires that the Fund and MFD each provide the Trustees, and that the Trustees review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Distribution Plan. The Distribution Plan may be terminated at any time by vote of a majority of the Distribution Plan Qualified Trustees or by a Majority Shareholder Vote of the shares of the class to which the Distribution Plan relates (“Designated Class”). The Distribution Plan may not be amended to increase materially the amount of permitted distribution expenses without the approval of a majority of the shares of the Designated Class of the Fund, or may not be materially amended in any case without a vote of the Trustees and a majority of the Distribution Plan Qualified Trustees.

The distribution and service fees paid to MFD equal on an annual basis up to the following maximum percentages of average daily net assets of the class:

Class	Maximum Distribution Fee	Maximum Service Fee	Maximum Total Distribution and Service Fee
Class A	0.00% (except 0.10% for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, and MFS Total Return Fund)	0.25%	0.25% (except 0.35% for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, and MFS Total Return Fund)
Class B	0.75%	0.25%	1.00%
Class B1	0.75%	0.25%	1.00%
Class C	0.75%	0.25%	1.00%

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Class 529A	0.00% (except 0.10% for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, and MFS Total Return Fund)	0.25%	0.25% (except 0.35% for Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, and MFS Total Return Fund)
Class 529B	0.75%	0.25%	1.00%
Class 529C	0.75%	0.25%	1.00%
Class R1	0.75%	0.25%	1.00%
Class R2	0.25%	0.25%	0.50%
Class R3	0.00%	0.25%	0.25%
Class W	0.10%	0.00%	0.10%

In certain circumstances, the fees described above may be wholly or partially waived, or do not apply to certain MFS Funds. Current distribution and service fees for each Fund are reflected under the caption “Description of Share Classes — Distribution and Service Fees” in the Prospectus.

Service Fees

The Distribution Plan provides that the Fund pay MFD a service fee as described above based on the average daily net assets attributable to the Designated Class, (i.e., Class A, Class B, Class B1, Class C, Class 529A, Class 529B, Class 529C, Class R1, Class R2, or Class R3 shares, as appropriate) annually. MFD may, at its discretion, retain all or a portion of such payments or pay all or a portion of such payments to financial intermediaries. In addition, with respect to Class A shares of Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Fund, MFS High Income Fund, MFS Total Return Fund, MFS Research Fund, MFS Strategic Income Fund, MFS Bond Fund and MFS Core Equity Fund, to the extent that Class A service fees do not exceed 0.25% annually, the fund may pay the remaining amount of service fees available under the Distribution Plan for distribution-related expenses. Service fees compensate MFD and/or financial intermediaries for shareholder servicing and account maintenance activities, including, but not limited to, shareholder recordkeeping (including assisting in establishing and maintaining customer accounts and records), transaction processing (including assisting with purchase, redemption and exchange requests), shareholder reporting, arranging for bank wires, monitoring dividend payments from the Funds on behalf of customers, forwarding certain shareholder communications from the Funds to customers, corresponding with shareholders and customers regarding the Funds (including receiving and responding to inquiries and answering questions regarding the Funds), and aiding in maintaining the investment of their respective customers in the Funds. Financial intermediaries may from time to time be required to meet certain criteria established by MFD in order to receive service fees.

Distribution Fees

The Distribution Plan provides that the Fund pay MFD a distribution fee as described above based on the average daily net assets attributable to the Designated Class as partial consideration for distribution services performed and expenses incurred in the performance of MFD’s obligations under its distribution agreement with the Fund. Distribution fees compensate MFD and/or financial intermediaries for their expenses in connection with the distribution of Fund shares, including, but not limited to, commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation and printing of sales literature, personnel, travel, office expense and equipment, payments made to wholesalers employed by MFD (employees may receive additional compensation if they meet certain targets for sales of one or more MFS Funds), and other distribution-related expenses. The amount of the distribution fee paid by the Fund with respect to each class differs under the Distribution Plan, as does the use by MFD of such distribution fees. While the amount of compensation received by MFD in the form of distribution fees during any year may be more or less than the expenses incurred by MFD under its distribution agreement with the Fund, the Fund is not liable to MFD for any losses MFD may incur in performing services under its Distribution Agreement with the Fund.

FINANCIAL INTERMEDIARY COMPENSATION

MFD and/or its affiliates may pay commissions, Rule 12b-1 distribution and service fees, 529 administrative services fees, shareholder servicing fees, and other payments to financial intermediaries that sell Fund shares as described in Appendix C of this Part II.

INVESTMENT STRATEGIES, RISKS AND RESTRICTIONS

Set forth in Appendix D of this Part II is a description of investment strategies which the MFS Funds may generally use in pursuing their investment objectives and investment policies to the extent such strategies are consistent with their investment objectives and investment policies, and a description of the risks associated with these investment strategies. Set forth in Appendix E of this Part II is a description of investment restrictions to which the Fund is subject.

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NET INCOME AND DISTRIBUTIONS

Money Market Funds

The net income attributable to each MFS Fund that is a money market fund is determined each day during which the New York Stock Exchange is open for trading.

For this purpose, the net income attributable to shares of a money market fund (from the time of the immediately preceding determination thereof) shall consist of (i) all interest income accrued on the portfolio assets of the money market fund less (ii) all actual and accrued expenses of the money market fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.

Since the net income is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the money market fund divided by the number of shares outstanding) is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder’s investment, representing the reinvestment of dividend income, is reflected by an increase in the number of shares in the shareholder’s account.

It is expected that the shares of the money market fund will not have a negative net income at the time of each determination thereof. If for any reason the net income determined at any time is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the money market fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to each such account. If and to the extent that such negative amount exceeds such declared dividends at the end of the month (or during the month in the case of an account liquidated in its entirety), the money market fund could reduce the number of its outstanding shares by treating each shareholder of the money market fund as having contributed to its capital that number of full and fractional shares of the money market fund in the account of such shareholder which represents its proportion of such excess. Each shareholder of the money market fund will be deemed to have agreed to such contribution in these circumstances by his or her investment in the money market fund. This procedure would permit the net asset value per share of the money market fund to be maintained at a constant $1.00 per share.

In addition, the money market funds intend to distribute net realized short- and long-term capital gains, if any, at least annually.

Other Funds

Each MFS Fund other than the MFS money market funds intends to distribute to its shareholders all or substantially all of its net investment income. The net investment income of these Funds consists of non-capital gain income less expenses. In addition, these Funds intend to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of such distributions, including whether any portion represents a return of capital, after the end of each calendar year.

TAX CONSIDERATIONS

The following discussion is a brief summary of some of the important U.S. federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisers about the impact an investment in the Fund will have on their own tax situations.

Tax Treatment of the Fund

Federal Taxes — The Fund (even if it is a Fund in a Trust with multiple series) is treated as a separate entity for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The Fund has elected (or in the case of a new Fund, intends to elect) to be, and intends to qualify to be treated each year as, a ‘‘regulated investment company’’ under Subchapter M of the Code.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid; generally, taxable ordinary income and the excess, if any, of the net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a ‘‘qualified publicly traded partnership’’ (generally, a partnership (i) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (ii) that derives less than 90% of its income from the qualifying

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income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, identification of the issuer (or issuers) of a particular Fund investment will depend on the terms and conditions of that investment. In some cases, such identification may be uncertain under current law, and future Internal Revenue Service (“IRS”) guidance or an adverse determination by the IRS regarding issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test. In the case of the Fund’s investment in loan participations, the Fund shall treat both the entity from whom the loan participation is acquired and the borrower as an issuer for the purposes of meeting the diversification requirement described in paragraph (b). Finally, for purposes of paragraph (b) above, the term ‘‘outstanding voting securities of such issuer’’ will include the equity securities of a qualified publicly traded partnership.

As a regulated investment company, the Fund will not be subject to any U.S. federal income or excise taxes on its net investment income and net realized capital gains that it distributes to shareholders in accordance with the timing requirements imposed by the Code. The Fund’s foreign-source income, if any, may be subject to foreign withholding taxes, which could decrease the Fund’s return on the underlying investments. If the Fund failed to qualify as a ‘‘regulated investment company’’ in any year, it would be subject to federal income tax on all of its taxable income at corporate rates, and Fund distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable as ordinary income to the shareholders. Some portions of such distributions may be eligible for the dividends received deduction in case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), its net tax-exempt income (if any) and its net capital gain. Any taxable income including any net capital gain retained by the Fund will generally be subject to tax at the Fund level at regular corporate rates.

If the Fund fails to distribute in a calendar year substantially all (at least 98%) of its ordinary income for such year and substantially all (at least 98%) of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amounts. A dividend paid to shareholders by the Fund in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. For these purposes, the Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. The Fund may carry net capital losses forward for eight years and use them to offset capital gains realized during this period; any net capital losses remaining at the conclusion of the eighth taxable year succeeding the taxable year in which such net capital losses arose will expire unused. All net capital losses carried forward are treated as short-term capital losses, and will offset any short-term gains before offsetting any long-term capital gains. The Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. See the Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recently ended fiscal year.

In determining its net capital gain for Capital Gain Dividend purposes, a RIC generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. In addition, in determining its taxable income, a RIC is permitted to elect to treat all or part of any net capital loss, any net long-term capital loss or any foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Massachusetts Taxes — As long as it qualifies as a regulated investment company under the Code, the Fund will not be required to pay Massachusetts income or excise taxes.

Taxation of Shareholders

Tax Treatment of Distributions — Subject to the special rules discussed below for Municipal Funds, shareholders of the Fund generally will have to pay federal income tax and any applicable foreign, state or local income taxes on the dividends and ‘‘Capital Gain Dividends’’ (as defined below) they receive from the Fund. Except as described below, any distributions from ordinary income or from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes whether paid in cash or reinvested in additional shares.

For taxable years beginning before January 1, 2011, ‘‘qualified dividend income’’ received by an individual will be taxed at the rates applicable to long-term capital gains. In order for some portion of the Fund’s dividends to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the Fund shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not

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eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. Payments in lieu of dividends, such as payments pursuant to securities lending arrangements, also do not qualify to be treated as qualified dividend income. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

In general, a distribution of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by the Fund during any taxable year is 95% or more of its gross income for that taxable year, then 100% of the Fund’s dividends (other than Capital Gain Dividends), will be eligible to be treated as qualified dividend income. For this purpose, in the case of a sale or other disposition of the Fund of stock or securities, the only gain included in the term “gross income” is the excess of net short-term capital gain from such sales or dispositions over the net long-term capital loss from such sales or dispositions. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

Properly designated distributions of net capital gain (i.e., the excess of net long-term capital gain over the net short-term capital loss) (“Capital Gain Dividends”), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011.

Any Fund dividend that is declared in October, November, or December of any calendar year, payable to shareholders of record in such a month and paid during the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared. The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

If the Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Any Fund distribution, other than dividends that are declared by the Fund on a daily basis, will have the effect of reducing the per share net asset value of Fund shares by the amount of the distribution. If you buy shares when a Fund has unrealized or realized but not yet distributed ordinary income or capital gains, you will pay full price for the shares and then receive a portion back as a taxable distribution even though such distribution may economically represent a return of your investment.

If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code. Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

Capital Loss Carryforwards — Distributions from capital gains are generally made after applying any available capital loss carryforwards. The amounts and expiration dates of any capital loss carryforwards available to the Fund are shown in the notes to the financial statements for the Fund.

Dividends-Received Deduction — A portion of the dividends the Fund receives from U.S. corporations, if any, is normally eligible for the dividends-received deduction for corporate shareholders if the shareholder otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments.

Disposition of Shares — In general, any gain or loss realized upon a disposition of Fund shares by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than 12 months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. Further, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the wash-sale rules as described in the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Shares Purchased Through Tax-Qualified Plans — Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

U.S. Taxation of Non-U.S. Persons — Capital Gain Dividends and exempt-interest dividends, if any, generally will not be subject to withholding of U.S. federal income tax. However, distributions properly designated as exempt-interest dividends may be subject to backup withholding, as discussed below.

In general, dividends other than Capital Gain Dividends and exempt-interest dividends, if any, paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “Non-U.S. Shareholder”) are subject to withholding of U.S federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are derived from income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a Non-U.S. Shareholder directly, would not be subject to

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withholding. However, effective for taxable years of the Fund beginning after December 31, 2004, and before January 1, 2010, the Fund was not required to withhold any amounts with respect to (i) distributions (other than distributions to a Non-U.S. Shareholder (A) that did not provide a satisfactory statement that the beneficial owner is not a U.S. person, (B) to the extent that the dividend was attributable to certain interest on an obligation if the Non-U.S. Shareholder was the issuer or was a 10% shareholder of the issuer, (C) that was within certain foreign countries that had inadequate information exchange with the United States, or (D) to the extent the dividend was attributable to interest paid by a person that was a related person of the Non-U.S. Shareholder and the Non-U.S. Shareholder was a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual Non-U.S. Shareholder (an “interest-related dividend”), and (ii) distributions (other than (A) distributions to an individual Non-U.S. Shareholder who was present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses (a “short-term capital gain dividend”), in each such case to the extent such distributions were properly designated by the Fund. For such taxable years, depending on the circumstances, the Fund was permitted to make such designations with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for this exemption for withholding. In order to qualify for this exemption from withholding, a foreign person needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for dividends with respect to taxable years of a Fund beginning on or after January 1, 2010 and what the terms of any such extension would be.

In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund made a designation with respect to a payment. Foreign persons should contact their intermediaries with respect to the application of these rules to their accounts.

If a beneficial holder who is a Non-U.S. Shareholder has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Special rules apply to distributions to foreign shareholders from a Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition described below. Additionally, special rules apply to the sale of shares in a Fund that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC or former USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. A Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed below will also apply to distributions from a Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or regulated investment companies and not-greater-than-5% interests in publicly traded classes of stock in REITs or regulated investment companies.

In the case of a Fund that is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), distributions made by the Fund in redemption of its shares that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s non-U.S. shareholders. (However, absent legislation, on or after January 1, 2010, this “look-through” treatment for distributions by the Fund to non-U.S shareholders applies only to such distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT and required to be treated as USRPI gain in the Fund’s hands.) In the hands of a foreign shareholder that holds (or has held in the prior year) more than a 5% interest in the Fund, such amounts generally will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders generally will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 35% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution generally will be treated as ordinary income (regardless of any designation by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. It is currently unclear whether Congress will extend the “look-through” provisions described above for distributions made on or after January 1, 2010 but before January 1, 2011, and what the terms of any such extension would be. Foreign shareholders of the Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if the Fund were a USRPHC or former USRPHC, upon the sale of shares of the Fund, the purchaser of shares typically would be required to withhold 10% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder typically would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain Prior to January 1, 2010, such withholding was generally not required with respect to amounts paid in redemption of shares of a Fund if the Fund was a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) held substantial investments in regulated investment companies that are domestically controlled USRPHCs. It is currently unclear whether Congress will extend these exemptions from withholding for redemptions made on or after January 1, 2010 and what the terms of any such extension would be. Unless such legislation is enacted, beginning on January 1, 2010, such withholding is required, without regard to whether the Fund or any Underlying RIC in which it invests is domestically controlled.

Under U.S. federal tax law, a beneficial holder of shares who is a Non-U.S. Shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares are USRPIs or the Capital Gain Dividends are USRPI Distributions.

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In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should consult their tax advisers in this regard.

To the extent the Fund qualifies and makes an election to pass-through foreign taxes to its shareholders, as described below, foreign shareholders of the Fund generally will be subject to increased U.S. federal income taxation without a corresponding benefit for the pass-through of foreign taxes.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisers about their particular situation.

A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax referred to above.

Foreign investors in the Fund should consult their tax advisers with respect to the potential application of these rules.

Reporting and Withholding for U.S. Shareholders and Non-U.S. Shareholders -The Hiring Incentives to Restore Employment (“HIRE”) Act, enacted in March 2010, generally imposes a new reporting and 30% withholding tax regime with respect to certain U.S.-source income, including dividends and interest, and gross proceeds from the sale or other disposal of property that can produce U.S. source interest or dividends (“withholdable payments”). Very generally, the new rules require the reporting to the IRS of the direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons, with the 30% withholding tax regime applying to withholdable payments after December 31, 2012 if there is a failure, including by a U.S. person, to provide this required information. Subject to future IRS guidance, the Fund may require additional tax-related certifications, representations or information from shareholders in order to comply with the provisions of the HIRE Act.

Very generally, once these new rules are effective and subject to future guidance, any distribution by the Fund to a shareholder, including a distribution in redemption of shares and a distribution of income or gains exempt from U.S. federal income tax or, in the case of distributions to a non-U.S. shareholder, exempt from withholding under the regular withholding rules described earlier (e.g., Capital Gain Dividends and, in the event that, as described above, certain pending legislation is enacted, short-term capital gain and interest-related dividends), will be a withholdable payment subject to the new 30% withholding requirements, unless a shareholder provides information, certifications, representations or waivers of foreign law, as the Fund requires, to comply with the new rules. In the case of certain foreign shareholders, it is possible that this information will include information regarding direct and indirect U.S. owners of such foreign shareholders. U.S. shareholders generally will not be subject to this 30% withholding requirement so long as they provide the Fund with certification of their U.S. status, as the Fund requires, to comply with the new rules. The failure of a shareholder to provide such information may result in other adverse consequences to the shareholder. A foreign shareholder that is treated as a “foreign financial institution” generally will be subject to withholding unless it enters into an agreement with the IRS.

In general, any U.S. or foreign person investing in the Fund through an intermediary that is treated as a “foreign financial institution” will have withholdable payments made to them that are attributable to their Fund distributions reduced by the 30% withholding rate if the person fails to provide the intermediary, or the intermediary fails to provide the Fund, with the certifications, waivers or other information that the intermediary or Fund, as applicable, needs to comply with these new rules. U.S. and foreign persons investing in the Fund through foreign intermediaries should contact their intermediaries regarding the application of these rules to their accounts and their investment in the Fund.

No guidance on these new HIRE Act requirements has yet been issued. The scope of these requirements remains unclear and potentially subject to material changes resulting from any future guidance. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Reporting Requirements regarding Foreign Bank and Financial Accounts and Foreign Financial Assets - If a shareholder owns directly or indirectly more than 50% by vote or value of the Fund, it should consult its tax advisor regarding its filing obligations with respect to IRS Form TD F 90-22.1, Report of Foreign Bank and Financial Accounts (“FBAR”).

The HIRE Act creates new foreign asset reporting requirements for certain persons. Effective for taxable years beginning after March 18, 2010 and subject to specified exceptions, individuals (and, to the extent provided in forthcoming future U.S. Treasury regulations, certain domestic entities) must report annually their interests in “specified foreign financial assets” on their U.S. federal income tax returns. It is currently unclear whether and under what circumstances shareholders would be required to report their indirect interests in the Fund’s “specified foreign financial assets” (if any).

Shareholders could be subject to substantial penalties for failure to comply with these reporting requirements. Shareholders should consult their tax advisors to determine the applicability of these reporting requirements in light of their individual circumstances.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on taxable dividends, including Capital Gain Dividends, redemption proceeds (except for redemptions by money market funds), and certain other payments that are paid to any non-corporate shareholder (including a Non-U.S. Shareholder) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is currently 28% and will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise. Shareholders who are neither citizens nor residents of the United States may qualify for exemption from backup withholding and should consult their tax advisers in the regard. The back-up withholding rules may also apply to distributions that are properly designated as exempt-interest dividends.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

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Foreign Income Taxation of a Foreign Investor — Distributions received from the Fund by a foreign investor may also be subject to tax under the laws of the investor’s own jurisdiction.

State and Local Income Taxes: U.S. Government Securities — Dividends paid by the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. The Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisers regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Tax Shelter Reporting — Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments — Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions. Such investments may also affect the character of income recognized by the Fund.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and, if so, to what extent the Fund should recognize market discount on a debt obligation, when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Any investment by the Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a real estate mortgage investment conduit (“REMIC”) or an equity interest in a taxable mortgage pool (“TMP”) (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related residual interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts (“CRTs”) (see below).

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Income of a RIC that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above, if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a charitable remainder trust, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income”. Rather, as described above, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisers concerning the consequences of investing in the Funds.

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Each Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, short sales, swaps, straddles, foreign currencies, and related transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules) that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund may be “Section 1256 contracts.” On the last business day of each taxable year, these positions will be marked to market (i.e., treated as if closed out on that day), and any gain or loss associated with such positions will be treated as 60% long-term and 40% short-term capital gain or loss (except that foreign currency gain or loss arising from Section 1256 contracts may be ordinary in character). Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute “straddles” for federal income tax purposes. The straddle rules may cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term capital losses into long-term capital losses and long-term capital gains into short-term capital gains. Certain tax elections exist for straddles that may alter the effect with respect to these investments. These rules can cause a Fund to recognize income for tax purposes prior to the receipt of cash payments with respect to the underlying investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax. Each Fund intends to limit its activities in options, futures contracts, forward contracts, short sales, and swaps and related transactions to the extent necessary to meet the requirements for qualification and treatment as a regulated investment company under Subchapter M of the Code.

Certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund’s book income exceeds its taxable income and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from any tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Special tax considerations apply with respect to any foreign investments by the Fund. Foreign exchange gains and losses realized by the Fund may be treated as ordinary income and loss. The Code grants the Secretary of Treasury the right to issue tax regulations that would exclude income and gains from direct investments in foreign currencies from treatment as qualifying income for purposes of the qualifying income test for regulated investment companies described earlier in cases where the foreign currency gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to stocks or securities). If the Secretary of the Treasury were to issue such regulations, a Fund may need to change it investment practices in order to qualify as a regulated investment company. In addition, there is a remote possibility that such regulations may be applied retroactively. Use of foreign currencies for non-hedging purposes and investment by a Fund in certain “passive foreign investment companies” may be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market certain investments in “passive foreign investment companies” on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund and additional taxable distributions to shareholders.

Investment income received by a Fund and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine a Fund’s effective rate of foreign tax in advance, since the amount of a Fund’s assets to be invested within various countries is not known.

If more than 50% of the total assets of a Fund are represented by direct investments in foreign securities at the close of its taxable year, the Fund may elect to “pass through” to its shareholders foreign income taxes paid by it. If the Fund so elects, shareholders will be required to treat foreign taxes paid by the Fund as part of the amounts distributed to them by the Fund their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code and thus include those portions in their gross income for federal income tax purposes in the year the foreign income tax was paid. Provided certain conditions are met and subject to limitation, a shareholder who includes such foreign income taxes paid by the Fund in its gross income may be able to claim a credit or deduction. No deduction will be permitted for individuals in computing their alternative minimum tax liability. If the Fund is not eligible, or does not elect, to “pass through” to its shareholders foreign income taxes it has paid, shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by the Fund. In addition, investments in certain foreign securities (including fixed income securities and derivatives) denominated in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Underlying Funds — If the Fund invests all of its assets in shares of underlying Funds, its distributable income and gains will normally consist entirely of distributions from the underlying Funds’ income and gains and gains and losses on the dispositions of shares of underlying Funds. To the extent that an underlying Fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying Funds) until it disposes of shares of the underlying Fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying Fund shares against its ordinary income, which includes distributions of any net short-term capital gains realized by an underlying Fund.

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In addition, in certain circumstances, the “wash sale” rules under section 1091 of the Code may apply to a Fund’s sales of underlying Fund shares that have generated losses. A wash sale occurs if shares of an underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same underlying Fund thirty days before or after the date of the sale. The wash sale rules could defer losses of the Fund on sales of underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by the Fund on the sale of an underlying fund’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the underlying fund are part of the same “controlled group” (as defined in section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, the Fund and an underlying fund will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the underlying fund.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the underlying Funds, rather than investing in shares of the underlying Funds. For similar reasons, the character of distributions from a Fund (e.g., capital gains as compared to ordinary income, eligibility for the dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying Funds.

If the Fund received dividends from an underlying Fund that qualifies as a regulated investment company, and the underlying Fund designates such dividends as “qualified dividend income,” then the Fund is permitted in turn to designate a portion of its distributions as “qualified dividend income” as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying Fund.

If the Fund receives dividends from an underlying fund, and the underlying fund designates such dividends as eligible for the dividends-received deduction, then the fund is permitted, in turn, to designate a portion of its distributions as eligible for the dividends-received deduction, provided the Fund meets the holding period and other requirements with respect to shares of the underlying fund.

Depending on the Fund’s percentage ownership in an underlying Fund before and after a redemption of shares of such underlying Fund, such a redemption may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying Fund. This would be the case where the Fund holds a significant interest in an underlying Fund and redeems only a small portion of such interest. It is possible that such a dividend will qualify as “qualified dividend income;” otherwise, it will be taxable as ordinary income.

The fact that a Fund achieves its investment objectives by investing in underlying Funds will generally not adversely affect the Fund’s ability to pass on to foreign shareholders the full benefit, if any (see discussion under “U.S. Taxation of Non-U.S. Persons” above) of the interest-related dividends and short-term capital gain dividends that it receives from its underlying investments in the Funds, except possibly to the extent that (1) interest-related dividends received by the Fund are offset by deductions allocable to the Fund’s qualified interest income or (2) short-term capital gain dividends received by the Fund are offset by the Fund’s net short- or long-term capital losses, in which case the amount of a distribution from the Fund to a foreign shareholder that is properly designated as either an interest-related dividend or a short-term capital gain dividend, respectively, may be less than the amount that such shareholder would have received had they invested directly in the underlying Funds. It is currently unclear whether Congress will extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for dividends with respect to taxable years of a Fund beginning on or after January 1, 2010 and what the terms of any such extension would be. Furthermore, if the Fund is a USRPHC (or would be a USRPHC but for the exceptions previously described herein) and invests in an underlying Fund that is also a USRPHC (or would be but for the aforementioned exceptions), a distribution to a foreign shareholder that is attributable to a USRPI Distribution received by the Fund will retain its character as a USRPI Distribution when passed through to the foreign shareholder regardless of the Fund’s percentage ownership of the underlying Fund. However, as noted above, it is currently unclear whether Congress will extend this look-through provision for distributions made on or after January 1, 2010, and what the terms of any such extension would be. (See discussion under “U.S. taxation of Non-U.S. persons” above).

If the Fund receives tax credit bond credits from an underlying fund, and the underlying fund made an election to pass through such tax credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets the shareholder notice and other requirements.

Under the current law, a Fund of Funds cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by an underlying Fund. A Fund is permitted to elect to pass through to its shareholders foreign income taxes it pays only if it directly holds more than 50% of its assets in foreign stock and securities at the close of its taxable year. Foreign securities held indirectly through an underlying Fund do not contribute to this 50% threshold.

Special Rules for Municipal Fund Distributions

The following special rules apply to shareholders of Funds whose objective is to invest primarily in obligations that pay interest that is exempt from federal income tax (“Municipal Funds”).

Tax-Exempt Distributions — The portion of a Municipal Fund’s distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an “exempt-interest dividend” under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund’s assets at the close of each quarter of the Fund’s taxable year consists of securities generating interest that is exempt from federal tax under section 103(a) of the Code. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax may be subject to state and local taxes, and all exempt-interest dividends will increase a corporate shareholder’s alternative minimum tax. Except when the Fund provides actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distributions by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

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Taxable Distributions — A Municipal Fund may also earn some income that is taxable as ordinary income (including interest from any obligations that lose their federal tax exemption, proceeds from the disposition of certain market discount bonds, and income received in lieu of tax-exempt interest with respect to securities on loan) and may recognize capital gains and losses as a result of the disposition of securities and from certain options and futures transactions. Shareholders normally will have to pay federal income tax on the non-exempt interest dividends and capital gain distributions they receive from the Fund, whether paid in cash or reinvested in additional shares. However, such Funds do not expect that the non-tax-exempt portion of their net investment income, if any, will be substantial. Because Municipal Funds expect to earn primarily tax-exempt interest income, it is expected that dividends from such Funds will not qualify for the dividends-received deduction for corporations and will not be treated as “qualified dividend income” taxable to non-corporate shareholders at reduced rates.

Consequences of Distributions by a Municipal Fund: Effect of Accrued Tax-Exempt Income — Shareholders redeeming shares after tax-exempt income has been accrued but not yet declared as a dividend should be aware that a portion of the proceeds realized upon redemption of the shares will reflect the existence of such accrued tax-exempt income and that this portion may be subject to tax as a capital gain even though it would have been tax-exempt had it been declared as a dividend prior to the redemption. For this reason, if a shareholder wishes to redeem shares of a Municipal Fund that does not declare dividends on a daily basis, the shareholder may wish to consider whether he or she could obtain a better tax result by redeeming immediately after the Fund declares dividends representing substantially all the ordinary income (including tax-exempt income) accrued for that period.

Certain Additional Information for Municipal Fund Shareholders — Interest on indebtedness incurred by shareholders to purchase or carry Municipal Fund shares will not be deductible for federal income tax purposes. Exempt-interest dividends are generally taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax. You should consult your tax adviser to determine what effect, if any, an investment in a Fund may have on the federal taxation of your benefits. Entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by private activity bonds should consult their tax advisers before purchasing Fund shares.

Consequences of Redeeming Shares — Any loss realized on a redemption of Municipal Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to those shares. To the extent not disallowed, any such loss will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received (or deemed received) with respect to those shares.

State and Local Income Taxes: Municipal Obligations — The exemption of exempt-interest dividends for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local taxing authority. Some states do exempt from tax that portion of an exempt interest dividend that represents interest received by a regulated investment company on its holdings of securities issued by that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by it during the preceding year on Municipal Bonds and will indicate, on a state-by-state basis only, the source of such income.

Special Considerations for 529 Share Classes

The following special consideration applies specifically to the ownership of a Fund’s 529 Share Classes through a tuition program that qualifies under section 529 of the Code.

The 529 Share Classes are an investment option under one or more tuition programs designed to qualify under section 529 of the Code so that earnings on investments are not subject to federal income tax (to either a contributor to the tuition program or a designated beneficiary) until the earnings are withdrawn. Withdrawals of earnings that are used to pay “qualified higher education expenses” are tax-free for federal income tax purposes. State and local taxes may still apply. These tax benefits are not available to 529 shares that are not owned through a qualifying section 529 tuition program.

Withdrawals of earnings that are not used for the designated beneficiary’s qualified higher education expenses generally are subject not only to federal income tax but also to a 10% penalty tax unless such amounts are transferred within sixty (60) days to another tuition program for the same designated beneficiary (only one such transfer may be made in any twelve (12) month period) or another designated beneficiary who is a member of the family of the designated beneficiary with respect to which the distribution was made and certain other conditions are satisfied. The 10% penalty tax will not apply to withdrawals made under certain circumstances, including certain withdrawals made after the designated beneficiary dies, becomes disabled, or receives a scholarship or other tax-free payment for educational expenses that does not exceed the amount of the distribution. Withdrawals attributable to contributions to the tuition program (including the portion of any rollover from another tuition program that is attributable to contributions to that program) are not subject to tax.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

For the purposes of this section, all references to the “Adviser“ shall include Sun Capital with respect to the MFS Global Real Estate Fund and the portion of the MFS Diversified Income Fund for which Sun Capital provides investment advisory services, and UBS with respect to the portion of the MFS Diversified Target Return Fund for which UBS provides investment advisory services. Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The Adviser places all Fund orders for the purchase or sale of securities with the primary objective of seeking to obtain the best price and execution from responsible broker/dealers at competitive rates. The Adviser seeks to deal with broker/dealers that can meet a high standard of quality regarding execution services. The Adviser may also place value on a broker/dealer’s ability to provide useful research assistance. The Adviser takes into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, including the quality of the broker/dealer’s research.

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In certain circumstances, such as a buy in for failure to deliver, the Adviser is not able to select the broker/dealer who will transact to cover the failure. For example, if the Fund sells a security short and is unable to deliver the securities sold short the broker/dealer through whom the Fund sold short must deliver securities purchased for cash, i.e., effect a “buy in,” unless it knows that the Fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense. Similarly, there can also be a failure to deliver in a long transaction and a resulting buy in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, the Adviser will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer. Likewise, if the Adviser, at the instruction of a client, utilizes a derivatives agreement entered into between the client and a particular counterparty instead of entering into an agreement with a derivatives counterparty that MFS selects, MFS may be unable to control the terms or conditions of any transaction entered into under that agreement and the pricing and other economic terms may be less beneficial to the client than those for a similar transaction entered into under a derivatives agreement with a counterparty selected by MFS.

Commission rates vary depending upon trading techniques, methods, venues and broker/dealers selected as well as the market(s) in which the security is traded and its relative liquidity. As noted above, the Adviser may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions. The Adviser periodically and systematically reviews the performance of the broker/dealers that execute Fund transactions, including the commission rates paid to broker/dealers by considering the value and quality of brokerage and research services provided. The quality of a broker/dealer’s services is measured by analyzing various factors that could effect the execution of trades. These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, research provided to the adviser, and accommodation of the adviser’s special needs. The Adviser may employ outside vendors to provide reports on the quality of broker/dealer executions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where the Adviser believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the Funds.

In allocating brokerage, the Adviser may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best price and execution for Fund transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), the Adviser may cause the Funds to pay a broker/dealer which provides “brokerage and research services” (as defined by the Securities Exchange Act of 1934, as amended) to the Adviser an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Funds and its other clients. “Commissions,” as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services (“Research”) includes statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations. Such brokerage and research services are provided to the Adviser for no consideration other than brokerage or underwriting commissions. In determining whether a service or product qualifies as “brokerage and research services,” the Adviser evaluates whether the service or product provides lawful and appropriate assistance to the Adviser in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services the Adviser receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

MFS has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of Funds (“Executing Brokers”) which provide for the Executing Brokers to pay a portion of the Commissions paid by the Funds for securities transactions (“Pooled Commissions”) to providers of Research (“Research Providers”). Such Research Providers produce Research for the benefit of MFS.

Because a Research Provider may play no role in executing client securities transactions, any Research prepared by that Research Provider may constitute third party research. MFS may use brokerage commissions, including Pooled Commissions, from the Funds’ portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion.

From time to time, MFS prepares a list of Research Providers that have been deemed by MFS to provide valuable Research (“Research Firms”) as determined periodically by MFS’ investment staff (“Research Votes”). Executing Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be effected in accordance with MFS’ obligation to seek best execution for its client accounts. MFS uses a Research Vote as a guide for allocating Pooled Commissions. Compensation for Research may also be made pursuant to commissions paid on trades (“Trade Commissions”) executed by a Research Provider who is registered as a broker/dealer (“Broker Provider”). To the extent that payments for Research to a Broker Provider are made pursuant to Trade Commissions, MFS will reduce the

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amount of Pooled Commissions to be paid to that Broker Provider for its Research. However, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. The research vote is also used as a guide for allocating cash payments, if any, made by MFS from its own resources and Pooled Commissions to Research Firms that are not Broker Providers. Neither MFS nor the Funds has an obligation to any Research Firm if the amount of Trade Commissions and Pooled Commissions paid to the Research Firm is less than the applicable non-binding target. MFS reserves the right to pay cash to the Research Firm from its own resources in an amount MFS determines in its discretion.

If the Adviser determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), the Adviser may allocate the costs of such service or product accordingly in its reasonable discretion. MFS will allocate Trade Commissions and Pooled Commissions to Research Firms only for the portion of the service or product that MFS determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the Funds and the Adviser’s other clients, the Adviser from time to time may instruct the broker/dealer that executes a transaction to allocate, or “step out,” a portion of such transaction to another broker/dealer. The broker/dealer to which the Adviser has “stepped out” would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been “stepped out.” Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

The advisory fee paid by each of the Funds to the Adviser is not reduced as a consequence of the Adviser’s receipt of Research. To the extent the Funds’ portfolio transactions are used to obtain Research, the brokerage commissions paid by the Funds might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to the Adviser or its affiliates in serving both the Funds and other clients of the Adviser or its affiliates; accordingly, not all of the Research provided by broker/dealers through which the Funds effect securities transactions may be used by the Adviser in connection with the Funds. The Adviser, through the use of the Research, avoids the additional expenses that it would incur if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

In certain instances there are securities that are suitable for the Funds’ portfolios as well as for one or more of the other clients of the Adviser or of any subsidiary of the Adviser (or that the Adviser believes should no longer be held by the Funds’ portfolios or by other clients of the Adviser or any subsidiary of the Adviser). It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless the Adviser determines to purchase or sell the same securities for several clients at approximately the same time. The Adviser may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. The Adviser has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. For example, with respect to MFS, among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) private funds or other accounts principally owned by MFS’ officers and employees or Trustees of any MFS fund which are not being offered to the public; and (3) any accounts owned beneficially solely by MFS or any direct or indirect subsidiary of MFS except accounts in which MFS or any of its direct or indirect subsidiaries is the sole beneficial owner, which generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as Funds or other clients of MFS when the account has been established and seeded by MFS or the subsidiary with a limited amount of assets either for the purpose of establishing a performance record to enable MFS or the subsidiary to offer the account’s investment style to unaffiliated third parties or if the account is being offered to the general public. However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than MFS and its direct and indirect subsidiaries.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the Funds are concerned.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund has established a policy governing the disclosure of its portfolio holdings that is reasonably designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings. The Fund’s Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy. Exceptions to this policy may be authorized by MFS’ general counsel or a senior member of the MFS legal department acting under the supervision of MFS’ general counsel (an “Authorized Person”).

Neither MFS nor the Fund nor, if applicable, a sub-adviser, will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings

In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on the MFS Web site in such scope and form and with such frequency as MFS reasonably determines.

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For each Fund except MFS Research Bond Fund J, the following information is generally available to you on the MFS Web site (mfs.com):

Information	Approximate Date of Posting to Web Site
Fund’s top 10 holdings as of each month’s end	14 days after month end
Fund’s full holdings as of each month’s end	24 days after month end

For MFS Research Bond Fund J, the following information is generally available to you on the MFS Web site (mfs.com):

Information	Approximate Date of Posting to Web Site
Fund’s top 10 holdings as of each month’s end	14 days after month end

Holdings also include short positions. Portfolio holdings are determined based on the equivalent exposure of holdings. The equivalent exposure of a holding is a calculated amount that approximates the market value of an underlying asset that is expected to have the same impact on performance as the holding. The equivalent exposure of a derivative may be different than the market value of the derivative. For most other holdings, the equivalent exposure is the same as the market value of the holding. If a Fund has substantial investments in both equity and debt instruments, the Fund’s top 10 equity holdings and top 10 debt holdings will be made available. In addition, for Funds that primarily invest in shares of the other MFS Funds, all securities holdings in shares of MFS Funds, the top 10 aggregated equity holdings within the underlying MFS Funds, and the top 10 aggregated debt holdings within the underlying MFS Funds will be made available.

In addition, if approved by an Authorized Person, a Fund may from time to time make available on the MFS Web site and/or in a press release, information about the holdings of a Fund or Funds in a particular investment or investments as of a current date, including the equivalent exposure of such holding or holdings.

Note that the Fund or MFS may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the above information will generally remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the Web site information is current.

Certain registered investment companies that are advised by MFS and registered investment companies that are sub-advised by MFS or its affiliates are subject to different portfolio holdings disclosure policies that may permit public disclosure of portfolio holdings information in different forms and at different times. In addition, separate account and unregistered product clients of MFS or its affiliates have same day access to their portfolio holdings, and prospective clients and their advisers have access to representative portfolio holdings. Some of these registered investment companies, sub-advised Funds, separate accounts, and unregistered products, all advised or sub-advised by MFS or its affiliates, have substantially similar, or in some cases nearly identical, portfolio holdings to certain Funds (“Similarly Managed Investment Products”). A Similarly Managed Investment Product is not subject to the portfolio holdings disclosure policies of the Fund to which it is similar and may disclose its similar or nearly identical portfolio holdings information in different forms and at different times than such Fund.

A Fund’s portfolio holdings are considered to be publicly disclosed: (a) upon the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional basis as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings

A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available. Disclosure of non-public portfolio holdings to third parties may only be made if an Authorized Person determines that such disclosure is not impermissible under applicable law or regulation. In the case of a sub-adviser, this determination may be made by a senior member of the sub-adviser’s legal or compliance departments (a “Sub-Adviser Authorized Person”); provided, however, an Authorized Person may override such determination. In addition, the third party receiving the non-public portfolio holdings may, at the discretion of an Authorized Person, be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information. Such agreements may not be required in circumstances such as where portfolio securities are disclosed to brokers to obtain bids/prices or in interviews with the media. MFS will use reasonable efforts to monitor a recipient’s use of non-public portfolio holdings provided under these agreements by means that may include contractual provisions, notices reminding a recipient of their obligations or other commercially reasonable means. The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to MFS or its affiliates.

In addition, to the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and MFS, MFD or an affiliated person of MFS, MFD, or the Fund, on the other hand, the Authorized Person must inform MFS’ conflicts officer of such potential conflict, and MFS’ conflicts officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances, and shall report such potential conflict of interest determinations to the Fund’s Independent Chief Compliance Officer and the Board of Trustees of the Fund. MFS also reports to the Board of Trustees of the Fund regarding the disclosure of information regarding the Fund that is not publicly available.

Subject to compliance with the standards set forth in the previous two paragraphs, non-public portfolio holdings may be disclosed in the following circumstances:

Employees of MFS or MFD or, if applicable, a sub-adviser, (collectively “Fund representatives”) disclose non-public portfolio holdings in connection with the day-to-day operations and management of the Fund. Full portfolio holdings are disclosed to a Fund’s custodians, independent registered accounting firm, financial printers, regulatory authorities, and stock exchanges and other listing organizations. Portfolio holdings are disclosed to a Fund’s pricing service vendors and broker/dealers when requesting bids for, or price quotations on, securities, and to other persons (including independent contractors) who provide systems or software support in connection with Fund

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operations, including accounting, compliance support, and pricing. Portfolio holdings may also be disclosed to persons assisting a Fund in the voting of proxies or in connection with litigation relating to Fund portfolio holdings. In connection with managing the Funds, MFS or, if applicable, a sub-adviser, may use analytical systems provided by third parties who may have access to Fund portfolio holdings.

Non-public portfolio holdings may be disclosed in connection with other activities, such as to participants in in-kind purchases and redemptions of Fund shares, to service providers facilitating the distribution or analysis of portfolio holdings, and in other circumstances not described above. All such disclosures are subject to compliance with the applicable disclosure standards.

In addition, subject to such disclosure not being impermissible under applicable law or regulation, Fund representatives may disclose Fund portfolio holdings and related information, which may be based on non-public portfolio holdings, under the following circumstances (among others):

Fund representatives may provide oral or written information (“portfolio commentary”) about a Fund, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, small, mid, and large-cap stocks, among stocks, bonds, currencies and cash, types of bonds, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. Fund representatives may also express their views orally or in writing on one or more of a Fund’s portfolio holdings or may state that a Fund has recently purchased or sold one or more holdings.

Fund representatives may also provide oral or written information (‘‘statistical information’’) about various financial characteristics of a Fund or its underlying portfolio securities including, but not limited to, alpha, beta, coefficient of determination, duration, maturity, information ratio, Sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average credit quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics.

The portfolio commentary and statistical information may be provided to members of the press, shareholders in the Fund, persons considering investing in the Fund, or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and the content and nature of the information provided to each of these persons may differ.

Ongoing Arrangements To Make Non-Public Portfolio Holdings Available

With authorization from an Authorized Person or, as applicable, a Sub-Adviser Authorized Person, consistent with “Disclosure of Non-Public Portfolio Holdings” above, Fund representatives may disclose non-public Fund portfolio holdings to the recipients identified on Appendix F, of this SAI Part II or permit the recipients identified in Appendix F of this SAI Part II to have access to non-public Fund portfolio holdings, on an on-going basis.

This list of recipients in Appendix F of this SAI Part II is current as of June 1, 2010, and any additions, modifications, or deletions to this list that have occurred since June 1, 2010, are not reflected. The portfolio holdings of the Fund which are provided to these recipients, or to which these recipients have access, may be the Fund’s current portfolio holdings. As a condition to receiving or being provided access to non-public Fund portfolio holdings, the recipients listed in Appendix F of this SAI Part II must agree, or otherwise have an independent duty, to maintain this information in confidence.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of shares of the Funds is determined each day during which the New York Stock Exchange (the “Exchange”) is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except in an emergency and for the following holidays (or the days on which they are observed): New Year’s Day; Martin Luther King Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day, and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange (generally, 4 p.m., Eastern time) (the “valuation time”) by deducting the amount of the liabilities attributable to the class from the value of the assets attributable to the class and dividing the difference by the number of Fund shares outstanding for that class. In accordance with regulations for regulated investment companies and except for money market funds, changes in portfolio holdings and number of shares outstanding are generally reflected in a Fund’s net asset value the next business day after such change.

Money Market Fund(s)

Pursuant to procedures approved by the Board of Trustees, money market instruments are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

The Board of Trustees for each money market fund has established procedures designed to stabilize its net asset value per share at $1.00 and has delegated to the Adviser the responsibility for the implementation and administration of such procedures. Under the procedures, the adviser is responsible for monitoring and notifying the Board of Trustees of circumstances where the net asset value calculated by using market valuations may deviate from $1.00 per share and might result in a material dilution or other unfair result to investors or existing shareholders. Under such circumstances, the Board may take such corrective action, if any, as it deems appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses; shortening average portfolio maturity; withholding dividends; redeeming shares in kind; suspending redemptions in connection with liquidating the money market fund; postponing payment of redemption proceeds; or processing transactions at a net asset value per share using available market quotations; and such other measures as the Trustees may deem appropriate.

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Non-Money Market Fund(s)

Open-end investment companies are generally valued at their net asset value per share. The underlying investments of open-end investment companies managed by the Adviser are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities for which there were no sales reported that day are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short for which there were no sales reported that day are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded.

Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service.

Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value.

Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service.

Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded.

Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods.

Swaps are generally valued at valuations provided by a third-party pricing service.

Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation.

Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

SHAREHOLDER SERVICES

Investment and Withdrawal Programs

The Fund makes available certain programs designed to enable shareholders to add to or withdraw from their investment with applicable sales charges reduced or waived. These programs are generally described in the prospectus and additional details regarding certain of these programs are set forth below. These programs or waivers may be changed or discontinued by the Fund at any time without notice. Some of these programs and waivers may not be available to you if your shares are held through certain types of accounts, such as certain retirement accounts and 529 plans, or certain accounts that you maintain with your financial intermediary. You or your financial intermediary must inform MFSC of your intention to invest in the Fund under one of the programs below upon purchasing Fund shares. You can provide this information in your account or service application.

Letter of Intent. Out of the shareholder’s initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified in the Letter of Intent application shall be held in escrow by MFSC in the form of shares registered in the shareholder’s name. All distributions on escrowed shares will be paid to the shareholder or to the shareholder’s order. At the end of the 13-month period or 36-month period, as applicable, the shareholder will be notified, the escrowed shares will be released, and the Letter of Intent will be terminated.

If the intended minimum investment amount is not completed, MFSC will redeem an appropriate number of the escrowed shares in order to pay the higher sales charge level for the amount actually purchased. Shares remaining after any such redemption will be released by MFSC. By completing and signing the Account Application or separate Service Application, the shareholder irrevocably appoints MFSC his or her attorney to surrender for redemption any or all escrowed shares with full power of substitution in the premises.

Systematic Withdrawal Plan (“SWP”). To initiate this service, shares having an aggregate value of at least $5,000 in your account in the Fund must be held on deposit by, or certificates for such shares must be deposited with, MFSC. The Fund may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions (other than as a result of a SWP). Any SWP may be terminated at any time by either the shareholder or the Fund.

Group Purchases. A bona fide group and all its members may be treated at MFD’s discretion as a single purchaser and, under the Right of Accumulation (but not the Letter of Intent), obtain quantity sales charge discounts on the purchase of Class A, Class A1, or 529A shares if the group (1) gives its endorsement or authorization to the investment program so that it may be used by the financial intermediary to facilitate solicitation of the membership, thus effecting economies of sales effort; (2) has a legitimate purpose other than to purchase mutual fund shares at a discount; (3) is not a group of individuals whose sole organizational nexus is as credit cardholders of a company, policyholders of an insurance company, customers of a bank or financial intermediary, clients of an investment adviser, or other similar groups; and (4) agrees to provide certification of membership of those members investing money in the MFS Funds upon the request of MFD.

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Exchange Privilege

Money Market Funds

If you exchange your shares out of MFS Government Money Market Fund or MFS Money Market Fund into Class A shares of any other MFS Fund, or if you exchange your shares out of MFS Cash Reserve Fund into Class A shares or Class 529A shares of any other MFS Fund, you will pay the initial sales charge, if applicable, if you have not already paid this charge on these shares. You will not pay the charge if:

•	the shares exchanged from either Fund were acquired by an exchange from any other MFS Fund;

•	the shares exchanged from either Fund were acquired by automatic investment of dividends from any other MFS Fund; or

•	the shares being exchanged would have, at the time of purchase, been eligible for purchase at net asset value had you invested directly in the MFS Fund into which the exchange is being made.

Telephone Exchanges. No more than ten exchanges may be made in any one exchange request by telephone.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Declaration of Trust, as amended or amended and restated from time to time, permits the Trust’s Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) of each series, to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series, and to divide such shares into classes. The Board of Trustees has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares.

Each shareholder of the Fund or class is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) of such Fund or class, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of a Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement a Trust’s Declaration of Trust. Each Trust except MFS Series Trust VII, MFS Series Trust XII and MFS Series Trust XV, or any series or class thereof, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by a Majority Shareholder Vote of the class, series, or trust, as applicable. MFS Series Trust VII, MFS Series Trust XII and MFS Series Trust XV, or any series or class of MFS Series Trust XII and MFS Series Trust XV, may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets without any shareholder vote to the extent permitted by law. Each Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust, any series of the Trust, or any class of any series, may be terminated at any time: 1) by a Majority Shareholder Vote; or 2) by the Trustees by written notice to the shareholders of the Trust, any series of the Trust, or any class of any series.

The Trustees may cause a shareholder’s shares to be redeemed for any reason under terms set by the Trustees, including, but not limited to, 1) to protect the tax status of a Fund, 2) the failure of a shareholder to provide a tax identification number if required to do so, 3) the failure of a shareholder to pay when due for the purchase of shares issued to the shareholder, 4) in order to eliminate accounts whose values are less than a minimum amount established by the Trustees, 5) the failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, and 6) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of an alleged market timer). The exercise of the above powers is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder.

Under each Declaration of Trust, the Fund may convert to a master/feeder structure or a fund-of-funds structure without shareholder approval. In a master/feeder structure, a Fund invests all of its assets in another investment company with similar investment objectives and policies. In a fund-of-funds structure, a Fund invests all or a portion of its assets in multiple investment companies.

Each Trust is an entity commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, each Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance for the protection of the Trust and its shareholders and the Trustees, officers, employees, and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

Each Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Each Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees (or a majority of Trustees on any committee established to consider the merits of such action) have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of Funds with the same or an affiliated investment adviser or distributor.

Each Trust’s Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

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APPENDIX A - TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of August 1, 2010, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
INTERESTED TRUSTEES

Robert J. Manning(3) (born 10/20/63)	Trustee	February 2004 (Trustee)	Massachusetts Financial Services Company, Chairman, Chief Executive Officer, and Director; President (until December 2009); Chief Investment Officer (until July 2010)

Robert C. Pozen(3) (born 8/08/46)	Trustee	February 2004 (Trustee)	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc. (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)

INDEPENDENT TRUSTEES

David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)

Robert E. Butler (born 11/29/41)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters (since July 2002); PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Lawrence H. Cohn, M.D. (born 3/11/37)	Trustee	June 1989	Brigham and Women’s Hospital, Senior Cardiac Surgeon (since 2005); Harvard Medical School, Professor of Cardiac Surgery; Partners HealthCare, Physician Director of Medical Device Technology (since 2006); Brigham and Women’s Hospital, Chief of Cardiac Surgery (until 2005)

Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)

William R. Gutow (born 9/27/41)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)

Michael Hegarty (born 12/21/44)	Trustee	December 2004	Private Investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)

John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)

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Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner

Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	New Profit, Inc. (venture philanthropy), Executive Partner (since 2006); The Travelers Companies (commercial property liability insurance), Director

Robert W. Uek (born 5/18/41)	Trustee	January 2006	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)

OFFICERS

Maria F. Dwyer(3) (born 12/01/58)	President	March 2004	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)

Christopher R. Bohane(3) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

John M. Corcoran(3) (born 04/13/65)	Treasurer	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)

Ethan D. Corey(3) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo(3) (born 8/10/68)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since June 2005); JP Morgan Investor Services, Vice President (until June 2005)

Timothy M. Fagan(3) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel (since September 2005); John Hancock Advisers, LLC, Vice President, Senior Attorney and Chief Compliance Officer (until August 2005)

Mark D. Fischer(3) (born 10/27/70)	Assistant Treasurer	July 2005	Massachusetts Financial Services Company, Vice President (since May 2005); JP Morgan Investment Management Company, Vice President (until May 2005)

Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006-July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006-October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)

Brian E. Langenfeld(3) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)

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Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years & Other Directorships(2)
Ellen Moynihan(3) (born 11/13/57)	Assistant Treasurer	April 1997	Massachusetts Financial Services Company, Senior Vice President

Susan S. Newton(3) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel (since April 2005); John Hancock Advisers, LLC, Senior Vice President, Secretary and Chief Legal Officer (until April 2005)

Susan A. Pereira(3) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel Associate (until June 2004)

Mark N. Polebaum(3) (born 5/01/52)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)

Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Richard S. Weitzel(3) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

James O. Yost(3) (born 06/12/60)	Assistant Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

[1]

Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. Dwyer served as Treasurer of the Funds.

[2]	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
[3]

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board have joined the Board at different points in time since 1989. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individuals ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Trusts. Following is a summary of each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Robert E. Butler, CPA

Mr. Butler has substantial accounting and compliance consulting experience for clients in the investment management industry. Mr. Butler was a partner at PricewaterhouseCoopers LLP (“PWC”) (including its predecessor firms) for 24 years, and led the firm’s National Regulatory Compliance Consulting Group, specializing in compliance consulting for investment management clients, including mutual funds and investment advisers. During his tenure at PWC, he served for ten years as a consultant to the independent directors/trustees for two major fund groups during their contract deliberation processes. He also conducted branch reviews of insurance broker/dealers selling variable products. Since retiring from PWC, Mr. Butler has worked as a consultant to mutual fund boards and investment advisers on regulatory and compliance matters. He has served as, or assisted, the Independent Compliance Consultant in conjunction with the implementation of SEC market timing orders at three major fund groups.

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Lawrence H. Cohn, M.D.

Dr. Cohn is a Senior Cardiac Surgeon, and the former Chief of Cardiac Surgery, at Brigham and Women’s Hospital in Boston, Massachusetts. He is also a Professor of Cardiac Surgery at Harvard Medical School. Dr. Cohn has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 20 years.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electric Holdings, Inc., and a director of Southwest Gas Corp. He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp. Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

William R. Gutow

Mr. Gutow is the Vice Chairman of Capitol Entertainment Management Company. He has substantial senior executive experience at a publicly-traded company and various privately held companies as well as board experience at privately held companies and non-profits. Mr. Gutow served as the Senior Vice President of Real Estate and Property Development for Zale Corporation. Mr. Gutow has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 16 years.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies. He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society. Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank. He is a former director of Alliance Capital Management Corporation, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management industry, as well as board experience for other investment company families. Mr. Kavanaugh was the Vice President and Chief Investment Officer of The Hanover Insurance Group, Inc., and the President of Opus Investment Management, Inc., an investment adviser. He also served as a trustee for various investment company complexes. Mr. Kavanaugh held research analyst and portfolio management positions with Allmerica Financial and PruCapital, Inc.

Robert J. Manning

Mr. Manning is Chairman and Chief Executive Officer of MFS (the MFS Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 25 years. He also is a member of the Board of Directors of MFS and chairman of the University of Massachusetts Board of Trustees.

Robert C. Pozen

Mr. Pozen is Chairman Emeritus of MFS (the MFS Funds’ investment adviser). He has substantial senior executive and board experience within the investment management industry, as well as board experience for publicly-traded companies. He is a director of Medtronic, Inc. He is also a Senior Lecturer at Harvard Business School.

J. Dale Sherratt

Mr. Sherratt is the President of Insight Resources and the Managing General Partner of Wellfleet Investments. He was a senior executive at Colgate-Palmolive and the Chief Executive Officer of the Kendall Company in Boston, Massachusetts. Mr. Sherratt has held senior executive positions at various healthcare technology companies, and served on the boards of directors of publicly-traded companies and numerous early stage technology companies. Mr. Sherratt has substantial investment company board experience, having served on boards of trustees responsible for oversight of funds in the MFS family of funds for over 20 years.

Laurie J. Thomsen

Ms. Thomsen is an Executive Partner of New Profit, Inc., a venture philanthropy firm. She has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies. Prior to that, she was a General Partner at the venture capital firm, Harbourvest Partners. Ms. Thomsen is a director of The Travelers Companies, Inc. and a trustee of Williams College. She is a former director of Travelers Property Casualty Corp. and New Profit.

Robert W. Uek, CPA

Mr. Uek has substantial accounting and consulting experience for clients in the investment management industry. Mr. Uek was a partner in the investment management industry group of PWC, and was the chair of the investment management industry group for Coopers & Lybrand.

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He also has served as a consultant to mutual fund boards. Mr. Uek previously served on the boards of trustees of investment companies in the TT International family of funds and Hillview Capital family of funds. Mr. Uek is a former Chairman of the Independent Directors Council, a unit of the Investment Company Institute that serves the mutual fund independent director community.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Sherratt, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Trust’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2010, the Trustees served as board members of 99 funds within the MFS Family of Funds.

APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2010

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

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2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced or exchanged underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval (including those related to net-operating loss carryforwards), or has not taken responsive action to a majority shareholder approved resolution recommending that the poison pill be rescinded. Responsive action would include the rescission of the “poison pill”(without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer directly participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case-by-case basis. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, egregious employment contract terms such as guaranteed bonus provisions, excessive pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, excessive perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

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Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year) for issuers (other than for certain closed-end investment companies). MFS generally supports proposals to declassify a board for issuers (other than for certain closed-end investment companies).

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to re-price underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

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Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s compensation committee members and votes on stock plans (as outlined above) are currently the most effective mechanisms to express our view on a company’s compensation practices.

MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS also opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

Advisory Votes on Executive Compensation

MFS supports reasonably crafted shareholder proposals to include an advisory shareholder vote on an issuer’s executive compensation practices in the issuer’s proxy statement.

For a U.S. issuer that already includes an advisory vote on its executive compensation practices in its proxy statement, MFS will generally support the issuer’s advisory vote, unless MFS has determined that issuer has adopted excessive executive compensation practices.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

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Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a

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poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have adopted mandatory requirements for all companies to hold advisory votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

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b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. In addition, MFS expects to rely on the Proxy Administrator to identify circumstances in which a board may have approved excessive executive compensation or whether certain environmental or social proposals warrant consideration. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. corporate actions, such as mergers and acquisitions, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts. 2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

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6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or dissident shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to solicit support for certain contemplated proposals.

C. MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E. REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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APPENDIX C - FINANCIAL INTERMEDIARY COMPENSATION

Financial intermediaries receive various forms of compensation in connection with the sale of shares of a Fund and/or the servicing of shareholder accounts. Financial intermediaries may receive such compensation (i) in the form of up-front commissions and ongoing asset-based compensation paid by MFD based on sales charges received and expected to be received by MFD from shareholders, and Rule 12b-1 (“Distribution Plan”) distribution and service payments received by MFD from the Funds, (ii) in the form of 529 administrative services payments and shareholder servicing payments (for sub-accounting and other shareholder services) paid by MFD and/or one or more of its affiliates (for purposes of this section only, collectively, “MFD”) based on the receipt of such payments by MFD from the Funds, and (iii) in the form of payments paid from MFD’s own additional resources. In addition, financial intermediaries may benefit from payments made to other entities for consulting, research, or analytical services.

To the extent MFD’s payments to a financial intermediary are made from payments received by MFD from the Funds, payments from MFD’s own additional resources to such intermediary may be reduced. In addition, to the extent financial intermediaries receiving such payments purchase shares of the Fund on behalf of their clients, MFD benefits from increased management and other fees with respect to those assets.

The types of payments described above are not exclusive. Accordingly, financial intermediaries may receive payments under all or any combination of the above-referenced categories. The compensation that financial intermediaries receive may vary by class of shares sold and among financial intermediaries. The amount of compensation that MFD pays to a financial intermediary can be significant. Depending upon the arrangements in place at any particular time, financial intermediaries may have a financial incentive to recommend a particular Fund or share class or to recommend MFS Funds instead of other funds that do not pay such compensation or that pay lower amounts of compensation. In addition, the payments received by a financial intermediary may exceed the cost to the financial intermediary of selling the Fund and/or servicing the shareholder accounts.

Financial intermediaries may charge you additional fees and/or commissions. You can ask your financial intermediary for information about any payments it receives from MFD and any services it provides, as well as about fees and/or commissions it charges. Financial intermediaries may categorize and disclose these arrangements differently than MFD does. Financial intermediaries that sell Fund shares or their affiliates may also act as a broker or dealer in connection with a MFS Fund’s purchase or sale of portfolio securities. However, the Funds and MFS do not consider financial intermediaries’ sale of shares of an MFS Fund as a factor when choosing brokers or dealers to effect portfolio transactions for the MFS Funds.

Commissions and Distribution Plan Payments

Class A, Class A1, and Class 529A Shares – General Provisions

For purchases of Class A, Class A1, and Class 529A shares subject to an initial sales charge, MFD generally pays a portion of the initial sales charge to financial intermediaries as an up-front commission of up to the following amounts:

Equity/Asset Allocation/Total Return Funds:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

Bond Funds:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price
Less than $50,000	4.00%
$50,000 but less than $100,000	3.50%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1,000,000	1.75%

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Short-Term Bond Funds:

Amount of Purchase	Up-front Commission as a Percentage of Offering Price
Less than $50,000	2.25%
$50,000 but less than $100,000	2.00%
$100,000 but less than $250,000	1.75%
$250,000 but less than $500,000	1.50%
$500,000 but less than $1,000,000	1.25%

The difference between the total amount invested and the sum of (a) the net proceeds to the Funds and (b) the financial intermediary commission, is the amount of the initial sales charge retained by MFD. Because of rounding in the computation of offering price, the portion of the sales charge retained by MFD may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the Prospectus. From time to time, MFD may pay financial intermediaries up to 100% of the applicable initial sales charge of Class A, Class A1, and Class 529A shares of certain specified Funds sold by financial intermediaries during a specified sales period. In addition, financial intermediaries are generally eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares. Also, at the discretion of MFD, MFD may pay certain financial intermediaries some or all of the Distribution Plan distribution fee payments of up to 0.10% annually of the average daily net assets of the class with respect to such shares.

Class 529A-Specific Provisions

For purchases of Class 529A shares not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price
On the first $4,000,000 plus	1.00%
Over $4,000,000 to $10,000,000 plus	0.50%
Over $10,000,000	0.25%

For purchases of Class 529A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class 529A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

For purchases of Class 529A shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

Class A and Class A1-Specific Provisions

For purchases of Class A and Class A1 shares not subject to an initial sales charge and for which the financial intermediary is not eligible to receive an up-front commission by agreement or otherwise, financial intermediaries will generally be eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

For purchases of Class A and Class A1 shares by all other accounts not subject to an initial sales charge, MFD will generally pay financial intermediaries an up-front commission of up to the following:

Cumulative Purchase Amount	Up-front Commission as a Percentage of Offering Price
On the first $4,000,000 plus	1.00%
Over $4,000,000 to $10,000,000 plus	0.50%
Over $10,000,000	0.25%

For purchases of Class A shares not subject to an initial sales charge, at the discretion of MFD, MFD may pay certain financial intermediaries an up-front commission of up to 1% of the amount of Class A shares purchased through such financial intermediary instead of the up-front commission described above.

In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase.

Class B, Class B1 and Class 529B Shares

For purchases of Class B, Class B1 and Class 529B shares, MFD will generally pay an up-front commission to financial intermediaries of up to 3.75% of the amount purchased through such financial intermediaries. MFD will also generally advance to financial intermediaries some or all of the first year Distribution Plan service fee payments of up to 0.25% of the amount of Class B, Class B1 and Class 529B shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan service fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares commencing in the 13th month following purchase. With respect to MFS Research Bond Fund J, MFD, at its discretion, may also pay certain financial intermediaries Distribution Plan distribution fee payments of up to 0.25% annually of the average daily net assets of the class with respect to such shares.

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For purchases of Class B and Class B1 shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates, MFD will generally pay financial intermediaries no up-front commission, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee).

Class C and Class 529C Shares

Except as noted below, for purchases of Class C and Class 529C shares, MFD will generally pay an up-front commission to financial intermediaries of up to 1% of the amount of Class C and Class 529C shares purchased through such financial intermediary. In addition, financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee) commencing in the 13th month following purchase.

For purchases of Class C shares purchased by Employer Retirement Plans through Merrill Lynch, Pierce, Fenner & Smith Incorporated and any of its affiliates or Prudential Investment Management Services LLC, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to 1.00% annually of the average daily net assets of the class with respect to such shares (of which 0.25% consists of the Distribution Plan service fee).

Class W Shares

For purchases of Class W shares, at the discretion of MFD, MFD may pay certain financial intermediaries some or all of the Distribution Plan distribution fee payments of up to 0.10% annually of the average daily net assets of the class with respect to such shares.

Class R1, Class R2, and Class R3 Shares

For purchases of the following R share classes, MFD pays no up-front commission to financial intermediaries, but financial intermediaries will generally be eligible to receive some or all of the Distribution Plan payments of up to the following rates annually of the average daily net assets of the class with respect to such shares (of which up to 0.25% consists of the Distribution Plan service fee), as follows:

Class	Annual Rate
Class R1	1.00%
Class R2	0.50%
Class R3	0.25%

529 Administrative Services Fees and Shareholder Servicing Payments

Financial intermediaries may receive all or a portion of the following payments: 529 administrative services fees as described in “Management of the Fund – Program Manager”; and shareholder servicing payments as described in “Management of the Fund - Shareholder Servicing Agent.”

Other MFD Payments

Financial intermediaries may receive payments from MFD from MFD’s own additional resources as incentives to market the MFS Funds, to cooperate with MFD’s promotional efforts, and/or in recognition of their marketing, administrative services, and/or processing support. MFD compensates financial intermediaries based on criteria established by MFD from time to time that consider, among other factors, the level and/or type of marketing and administrative support provided by the financial intermediary, the level of assets attributable to and/or sales by the financial intermediary, and the quality of the overall relationship with the financial intermediary.

MFD may make marketing support and/or administrative services payments to financial intermediaries that sell Fund shares or provide services to MFD, the Funds or shareholders of the Funds through the financial intermediary’s retail distribution channel and/or through programs such as retirement programs, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition to the opportunity to participate in a financial intermediary’s retail distribution channel or program, payments may be made on account of one or more of the following: business planning assistance; educating financial intermediary personnel about the various MFS Funds; assistance with Fund shareholder financial planning; placement on the financial intermediary’s preferred or recommended fund list; access to sales representatives and management representatives of the financial intermediary; administrative and account maintenance services; participant or shareholder record-keeping; reporting or transaction processing; program administration; fund/investment selection and monitoring; enrollment; and education. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

MFD may make payments to certain financial intermediaries that sell Fund shares to help offset the financial intermediaries’ costs associated with client account maintenance support, statement preparation, and transaction processing. The types of payments that MFD may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a financial intermediary, payment of networking fees of up to $6 per shareholder account maintained on certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.

Financial Intermediaries Receiving Such Payments from MFD’s Own Additional Resources

Set forth below is a list of the financial intermediaries to which MFD expects, as of March 31, 2010, to make the payments described above from its own additional resources with respect to the Funds. Payments may also be made to affiliates of these firms. Any additions, modifications, or deletions to the financial intermediaries identified in this list that have occurred since March 31, 2010, are not reflected. You should ask your financial intermediary if it receives such payments from MFD.

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INTERMEDIARY FIRM NAME:	INTERMEDIARY FIRM NAME:
ADP Broker-Dealer, Inc.	M&I Financial Advisors, Inc.
Alliance Benefit Group	Massachusetts Mutual Life Insurance
American General Life Insurance	Mercer HR Services LLC
American United Life Insurance	Merrill Lynch Life Insurance
Ameriprise Financial Services	Merrill, Lynch, Pierce, Fenner & Smith Incorporated
ASCENSUS, Inc.	Morgan Stanley & Co Incorporation
Banc of America Investment Services, Inc.	MSCS Financial Services LLC
Charles Schwab & Co Inc.	Multi-Financial Sec Corp
Chase Investment Services Corp	National Financial Services Corp
Citigroup Global Markets, Inc.	Nationwide Investment Services Corp
Citistreet Equities LLC	New York Life Insurance & Annuity Co
City National Bank	Northwestern Mutual Inv Svc LL
Commonwealth Financial Network	Oppenheimer Funds
Community Bank NA	Paychex Securities Corporation
Compusys/ERISA Administrative	Pershing LLC
CPI Qualified Plan Consultants	PNC Bank
Diversified Investment Advisor	Primevest Financial Services, Inc.
Edward Jones	Princor Financial Services Corp
Expert Plan, Inc.	Prudential Investment
Financial Network Investment Company	Raymond James & Associates, Inc.
First National Bank of Omaha	Raymond James Financial Services, Inc.
Fiserv Trust Company	Reliance Trust
Fulton Financial Advisors NA	Royal Alliance Associates, Inc.
GPC Securities, Inc.	Stancorp Equities, Inc.
Great-West Life & Annuity	Sun Trust
H D Vest Investment Securities	SunTrust Investment Services, Inc.
Hartford Life Company	T Rowe Price
Hartford Retirement Services	The Charles Schwab Trust Company
Huntington National Bank	The Guardian Ins & Annuity Company
ING Financial Partners, Inc	UBS AG
ING Life Insurance & Annuity Company	UBS Financial Services Inc
ING Life Insurance and Annuity	Union Bank of California NA
John Hancock Life Insurance	Vanguard
Key Trust Services	Wachovia Bank National Association
Lincoln Financial Advisors	Wells Fargo Investments LLC
LPL Financial Corporation	Wilmington Trust Company

From time to time, MFD, from MFD’s own additional resources, may make additional payments to financial intermediaries that sell or provide services in connection with the sale of MFS Fund shares or the servicing of shareholder accounts. Such payments by MFD may include payment or reimbursement to, or on behalf of, financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and events, and other sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting, retention, and due diligence trips. Other compensation may be offered, including goodwill payments relating to servicing, to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA (Financial Industry Regulatory Authority). MFD makes payments for entertainment events it deems appropriate, subject to MFD’s policies and applicable law. These payments may vary depending upon the nature of the event.

APPENDIX D - INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies and the principal risks described in the prospectus, your Fund may employ other investment practices and may be subject to other risks, which are described below. Because the following is a combined description of the investment strategies and risks for all MFS Funds, certain matters described herein may not apply to your Fund. Unless an investment strategy or investment practice described below is prohibited by the investment policies and investment strategies discussed in the Fund’s prospectus or in this SAI, or by applicable law, a Fund may engage in each of the practices described below.

Asset Segregation. With respect to certain kinds of transactions entered into by the Fund that involve obligations to make future payments to third parties, including, but not limited to, short sales, futures, forward contracts, written options, swap contracts, and certain other derivatives, the purchase of securities on a when-issued, delayed delivery or forward commitment basis, or reverse repurchase agreements,

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under applicable federal securities laws, rules, and interpretations thereof, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures to “cover” open positions with respect to such transactions. Assets segregated to cover these types of transactions can decline in value and are not available to meet redemptions.

For example, with respect to forward foreign currency exchange contracts and futures contracts that are not contractually permitted or required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value, except that deliverable foreign currency exchange contracts for currencies that are liquid may be treated as the equivalent of “cash-settled” contracts. As such, the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation (i.e. the Fund’s daily net liability if any) rather than the full notional amount under such deliverable forward foreign currency exchange contracts. With respect to forward foreign currency exchange contracts and futures contracts that are contractually permitted or required to “cash-settle,” the Fund may set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation rather than the notional value. By setting aside assets equal to only its net obligation under liquid deliverable foreign currency exchange contracts and “cash-settled” forward or futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future.

Borrowing. The Fund may borrow money from banks in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) or in connection with engaging in transactions considered by the SEC to constitute a form of borrowing under the Investment Company Act of 1940 (e.g., reverse repurchase agreements) to the extent permitted by the Fund’s investment objectives and policies. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage and may cause a Fund to liquidate investments when it would not otherwise do so. Money borrowed will be subject to interest charges and may be subject to other fees or requirements which would increase the cost of borrowing above the stated interest rate.

Collateralized Instruments. Collateralized Instruments are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as mortgages, debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on collateralized instruments may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Collateralized instruments are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. The rate of principal payments on collateralized instruments is related to the rate of principal payments on the underlying asset pool and related to the priority of payment of the security with respect to the asset pool. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location, and age of the underlying obligations, asset default and recovery rates, and other social and demographic conditions. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, collateralized instruments may have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity. When interest rates increase, collateralized instruments may be repaid more slowly than expected. As a result, the maturity of the asset-backed security is extended, increasing the potential for loss.

The credit quality of collateralized instruments depends primarily on the quality of the underlying assets, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of collateralized instruments may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement. Collateralized instruments that do not have the benefit of a security interest in the underlying assets present certain additional risks that are not present with collateralized instruments that do have a security interest in the underlying assets.

Commodity-Related Investments. Commodity-related investments include futures, options, options on futures, swaps, structured notes, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodities or commodity contracts. The value of commodity-related investments can be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, changes in storage costs, embargoes, tariffs, policies of commodity cartels, and international market, economic, industry, political, and regulatory developments. The value of commodity-related investments can be more volatile than the value of traditional securities.

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are bonds, debentures, notes, or other securities that may be converted into or exchanged for (by the holder or by the issuer) shares of stock (or cash or other securities of equivalent value) of the same or a different issuer at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market

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value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Country Location. The issuer of a security or other investment is generally deemed to be economically tied to a particular country if: (a) the security or other investment is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; (e) the issuer has 50% or more of its assets in that country; (f) the issuer is included in an index which is representative of that country; or (g) the issuer is exposed to the economic fortunes and risks of that country.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs, or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and may be offered privately in the United States and are generally designed for use in securities markets outside the U.S. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders.

With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and financial information to the depositary receipt holders at the underlying issuer’s request.

Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Derivatives. Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. Derivatives often involve a counterparty to the transaction. Derivatives involving a counterparty are subject to the credit risk of the counterparty and to the counterparty’s ability to perform in accordance with the derivative. Derivatives include futures, forward contracts, options, structured securities, inverse floating rate instruments, swaps, caps, floors, and collars. Derivatives can be used to take both long and short positions (i.e., the value of a derivative can be positively or negatively related to the value of the underlying indicator(s) on which the derivative is based. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited, and therefore, can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types. If the value of a derivative does not correlate well with the particular market or other asset class the derivative is intended to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign markets. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; the risk that a judgment against a foreign government may be unenforceable; and greater price volatility, less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies that may be occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Equity Securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, depository receipts for those securities, securities of investment companies, and other similar interests in an issuer.

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Floating Rate Certificates. Each holder of a floating rate certificate has the option at specified times to tender its certificate to the issuer or a specified third party acting as agent for the issuer for purchase at the stated amount of the certificate plus accrued interest. Floating rate certificates may be floating or variable rate securities. The issuer or third party agent may be unable to purchase the certificates on the purchase date due to a variety of circumstances, which may result in a loss of value of the certificates.

Foreign Currencies. Foreign securities may be denominated in foreign currencies and international currency units and foreign currencies may be purchased directly. Accordingly, the weakening of these currencies and units against the U.S. dollar would result in a decline in the value of securities denominated in that currency or the value of the currency itself.

While holding currencies permits an investor to take advantage of favorable movements in the applicable exchange rate, this strategy also exposes the investor to risk of loss if exchange rates move in a direction adverse to the investor’s position. Such losses could reduce any profits or increase any losses sustained by the investor from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received.

Some foreign countries have managed currencies, which are not free floating against the U.S. dollar. Managed currencies can experience a steep devaluation relative to the U.S. dollar.

In addition, there is risk that certain foreign countries may restrict the free conversion of their currencies into other currencies. Further, certain currencies may not be internationally traded.

Foreign currency transactions can be made on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A “settlement hedge” or “transaction hedge” attempts to protect against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

Forward contracts can be used to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if an investor owned securities denominated in pounds sterling, the investor could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. An investor could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Forward contracts can also be used to shift investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

Swap agreements, indexed securities, hybrid securities and options and futures contracts relating to foreign currencies can be used for the same purposes.

Successful use of currency management strategies will depend on MFS’ skill in analyzing currency values. Currency management strategies may increase the volatility of a Fund’s returns and could result in significant losses to a Fund if currencies do not perform as MFS anticipates. For example, if a currency’s value rose at a time when MFS had hedged a Fund by selling that currency in exchange for dollars, a Fund would not participate in the currency’s appreciation. If MFS hedges currency exposure through proxy hedges, a Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if MFS increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss. There is no assurance that MFS’ use of currency management strategies will be advantageous to a Fund or that it will hedge at appropriate times.

Foreign Markets. Foreign securities and foreign currencies, as well as any securities issued by U.S. entities with substantial foreign operations, may involve significant risks in addition to the risks inherent in U.S. investments. Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. The debt instruments of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

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Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

Futures Contracts. A futures contract is a standardized agreement between two parties to buy or sell in the future a specific quantity of an asset, currency, interest rate, index, commodity, instrument or other indicator at a specific price and time. The value of a futures contract typically fluctuates in correlation with the increase or decrease in the value of the underlying indicator. The buyer of a futures contract enters into an agreement to purchase the underlying indicator on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying indicator on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying indicator or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. In the case of physically settled futures, it may not be possible to liquidate or close out the futures contract at any particular time or at an acceptable price. Other financial futures contracts (such as those relating to interest rates, foreign currencies and securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying indicator unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract’s market value. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. This process is known as “marking-to-market.”

The risk of loss in trading futures contracts can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. Thus, a purchase or sale of a futures contract may result in unlimited losses. In the event of adverse price movements, an investor would continue to be required to make daily cash payments to maintain its required margin. In addition, on the settlement date, an investor may be required to make delivery of the indicators underlying the futures positions it holds.

An investor could suffer losses if it is unable to close out a futures contract because of an illiquid secondary market. Futures contracts may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures position, and an investor would remain obligated to meet margin requirements until the position is closed. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment.

An investor could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In that event, the investor may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the investor.

If MFS attempts to use a futures contract as a hedge against, or as a substitute for, a portfolio investment, the futures position may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Pursuant to a claim of exemption filed with the Commodity Futures Trading Commission (CFTC) on behalf of the MFS Funds that are permitted by their investment objectives and policies to use futures and options on futures contracts, each such MFS Fund is not deemed to be a “commodity pool” or “commodity pool operator” under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act.

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Hybrid Instruments. Hybrid instruments are generally considered derivatives and combine the elements of swaps, futures contracts, or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt instrument, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, commodities, indexes, economic factors or other measures, including interest rates, currency exchange rates, or commodities or securities indices, or other indicators.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, swaps, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying indicators to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying indicators and interest rate movements. Hybrid instruments may be highly volatile.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark, underlying asset or indicator may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark, underlying asset or indicator may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying indicator is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

If MFS attempts to use a hybrid instrument as a hedge against, or as a substitute for, a portfolio investment, the hybrid instrument may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving hybrid instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments could take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, hybrid instruments are subject to the creditworthiness of the issuer of the hybrid instrument, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt instruments whose principal and/or interest value are adjusted periodically according to a rate of inflation (usually a consumer price index). Two structures are most common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

U.S. Treasury Inflation Protected Securities (TIPS) currently are issued with maturities of five, ten, or thirty years, although it is possible that securities with other maturities will be issued in the future. The principal amount of TIPS adjusts for inflation, although the inflation-adjusted principal is not paid until maturity. Semi-annual coupon payments are determined as a fixed percentage of the inflation-adjusted principal at the time the payment is made.

If the rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. At maturity, TIPS are redeemed at the greater of their inflation-adjusted principal or at the par amount at original issue. If an inflation-indexed bond does not provide a guarantee of principal at maturity, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. For example, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would likely decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates would likely rise, leading to a decrease in value of inflation-indexed bonds.

While these securities, if held to maturity, are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If nominal interest rates rise due to reasons other than inflation (for example, due to an expansion of non-inflationary economic activity), investors in these securities may not be protected to the extent that the increase in rates is not reflected in the bond’s inflation measure.

The inflation adjustment of TIPS is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of price changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

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Interfund Borrowing and Lending Program. The Funds filed an exemptive application with the SEC on November 20, 2008, that would permit them to borrow money from and/or lend money to other Funds advised by MFS and for which MFD acts as the principal underwriter. If the exemptive application is approved by the SEC as filed, any loans under the program will be set at an interest rate that is the average of the highest rate available to a lending fund from an investment in overnight repurchase agreements and the approximate lowest rate at which bank short-term loans would be available to a borrowing fund. A borrowing fund may have to borrow from a bank at a higher rate if an interfund loan is called or not renewed. Any delay in repayment of an interfund borrowing to a lending fund could result in lost investment opportunities or borrowing costs.

Inverse Floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities.

Lending. The Fund may not lend any security or make any other loan, if as a result, more than 33 1/3% of its total assets would be lent to other parties. This limitation does not apply to the purchase of debt instruments, money market instruments, repurchase agreements, loans, or other direct indebtedness.

Lending of Portfolio Securities. Portfolio securities may be lent to approved entities, including banks, broker/dealers and their affiliates, and would be required to be secured by collateral in cash, an irrevocable letter of credit, or U.S. Government securities maintained on a current basis at an amount typically equal to the market value of the securities loaned. When one party lends portfolio securities to another party, the lender has the right to call the loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, the borrower pays the lender an amount equal to any interest or dividends received on the securities loaned. The lender also receives a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). The lender does not, however, have the right to vote any securities having voting rights during the existence of the loan, but it can call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. A Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of interest, through investment of cash collateral by the Fund or a fee. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the lender may not be able to recover the securities loaned or gain access to the collateral. These delays and costs could be greater for foreign securities. If the lender is not able to recover the securities loaned, the lender may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased.

Loans and Other Direct Indebtedness. Loans and other direct indebtedness are interests in amounts owed by corporations, governmental or other borrowers to lenders or lending syndicates (loans and loan participations), to suppliers of goods and services (trade claims and other receivables), or to other parties. Some loans may be unsecured in part or in full. Loans may be in default at the time of purchase. Loans that are fully secured should protect the purchaser to a greater extent than unsecured loans in the event of nonpayment of scheduled interest or principal. However, there can be no assurance that the liquidation of collateral acquired in connection with the default of a secured loan would satisfy the borrower’s obligation, or that such collateral could be liquidated.

Loans generally are made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs or other corporate activities. Such loans typically are originated, negotiated and structured by a syndicate of lenders represented by an agent lender that has negotiated and structured the loan and that is responsible for collecting interest and principal payments and other amounts due on behalf of all of the lenders in the syndicate, and for enforcing the lenders’ rights against the borrower. Typically, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid when the loan is structured or funded and other fees paid on a continuing basis. The typical practice of an agent or a lender to rely exclusively or primarily on reports from the borrower involves a risk of fraud by the borrower.

If an agent becomes insolvent, or has a receiver, conservator or similar official appointed for it by an appropriate authority, or if it becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent typically may be appointed by the lenders. If an appropriate authority determines that assets held by the agent for the benefit of lenders or purchasers of loans are subject to the claims of the agent’s general or secured creditors, then such lenders or purchasers might incur certain costs and delays in realizing payment on a loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.

Loans may be acquired by participating directly in a lending syndicate as a lender. Alternatively, loans or an interest in loans may be acquired by novation, by assignment or by participation from members of the lending syndicate or from other participants. In a novation or an assignment, the acquirer assumes all of the rights of the lender in the loan or of the participant in the participants’ portion of the loan and, in the case of a novation or an assignment from a member of the lending syndicate, becomes a party of record with respect to the loan. In a participation, the acquirer purchases a portion of the lender’s or the participants’ interest in the loan, but has no direct contractual relationship with the borrower. An investment in a loan by participation gives rise to several risks. The acquirer must rely on another party not only for the enforcement of the acquirer’s rights against the borrower, but also for the receipt and processing of principal, interest or other payments due under the loan and may be subject to the credit risk of the other party in addition to the borrower. The acquirer may be subject to delays, expenses, and risks that are greater than those that would be involved if the acquirer could enforce its rights directly against the borrower. In addition, under the terms of a participation agreement, the acquirer may be regarded as a creditor of the seller of the participation interest (rather than of the borrower), so that the acquirer also may be subject to the risk that such seller could become insolvent. A participation agreement also may limit the rights of the acquirer to vote on changes that may be made to the underlying loan agreement, such as waiving a breach of a covenant.

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Direct indebtedness includes trade or other claims against companies, which generally represent monies owed by such companies to suppliers of goods or services. Such claims may be purchased when such companies are in default.

The ability to receive payments of principal and interest on loans and other direct indebtedness will depend primarily on the financial condition of the borrower. Because an acquirer may be required to rely on another party to collect and to pass on to it amounts payable with respect to the loan or other direct indebtedness and to enforce the acquirer’s rights under the loan or other direct indebtedness, an insolvency, bankruptcy or reorganization of such other party may delay or prevent the acquirer from receiving such amounts. The highly leveraged nature of many loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions.

Revolving credit facilities and other standby financing commitments obligate the purchaser to fund additional cash on a certain date or on demand. A revolving credit facility differs from other types of financing commitments in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a purchaser to increase its investment in a company at a time when the purchaser might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Floating rate loans generally are subject to legal or contractual restrictions on resale. Floating rate loans currently are not listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans, and to the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Additionally, the supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or to the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be of lower quality or may have a higher price.

With respect to its management of investments in bank loans, MFS will normally seek to avoid receiving material, non-public information (“MNPI”) about the issuers of bank loans being considered for acquisition by the Fund or held in the Fund’s portfolio. In many instances, borrowers may offer to furnish MNPI to prospective investors, and to holders, of the issuer’s loans. MFS’ decision not to receive MNPI may place MFS at a disadvantage relative to other investors in loans (which could have an adverse effect on the price the Fund pays or receives when buying or selling loans). Also, in instances where holders of loans are asked to grant amendments, waivers or consent, MFS’ ability to assess their significance or desirability may be adversely affected. For these and other reasons, it is possible that MFS’ decision not to receive MNPI under normal circumstances could adversely affect the Fund’s investment performance.

Notwithstanding its intention generally not to receive MNPI with respect to its management of investments in loans, MFS may from time to time come into possession of MNPI about the issuers of loans that may be held in the Fund’s portfolio. Possession of such information may in some instances occur despite MFS’ efforts to avoid such possession, but in other instances MFS may choose to receive such information (for example, in connection with participation in a creditors’ committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, MFS’ ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on MFS’ ability to trade could have an adverse effect on the Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

Lower Quality Debt Instruments. Lower quality debt instruments, commonly referred to as “high yield securities” or “junk bonds,” are considered speculative with respect to the issuer’s continuing ability to meet principal and interest payments and, while generally expected to provide greater income than investments in higher quality debt instruments, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such instruments) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than higher quality debt instruments. In addition, because yields vary over time, no specific level of income can ever be assured. These lower quality debt instruments generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market’s perception of their credit quality to a greater extent than higher quality debt instruments, which react primarily to fluctuations in the general level of interest rates (although these lower quality debt instruments are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and may do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. The market for these lower quality debt instruments may be less liquid than the market for investment grade debt instruments. Furthermore, the liquidity of these lower quality debt instruments may be affected by the market’s perception of their credit quality.

Instruments in the lowest tier of investment-grade debt instruments, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

See Appendix G for a description of bond ratings.

Money Market Instruments. Money market instruments, or short-term debt instruments, consist of obligations such as commercial paper, bank obligations (e.g., certificates of deposit and bankers’ acceptances), repurchase agreements, and various government obligations, such as Treasury bills. Money market instruments may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities. Commercial paper is a money market instrument issued by banks or companies to raise money for short-term purposes. Unlike some other debt obligations, commercial paper is typically unsecured. Commercial paper may be issued as an asset-backed security.

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Mortgage-Backed Securities. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities are backed by different types of mortgages, including commercial and residential properties and reverse mortgages. Mortgage-backed securities include various types of securities such as pass-throughs, stripped mortgage-backed securities, and collateralized mortgage obligations. There are a wide variety of mortgage types underlying these securities, including mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), and by private issuers, such as commercial banks, savings and loan institutions and mortgage companies. Government mortgage-backed securities are backed by the full faith and credit of the United States as to payment of principal and interest. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers of government-related mortgage-backed securities include FNMA and FHLMC. FNMA is a congressionally chartered corporation subject to general regulation by the Secretary of Housing and Urban Development.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Private mortgage-backed securities represent interest in pass-through pools consisting of residential or commercial mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage companies. Private mortgage-backed securities may be subject to greater credit risk and be more volatile than government or government-related mortgage-backed securities. In addition, private mortgage-backed securities may be less liquid than government or government-related mortgage-backed securities.

Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. Interests in pools of mortgage-related securities differ from other forms of debt instruments, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities typically provide a monthly payment which consists of both interest and principal payments. In effect, these payments generally are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs incurred.

Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors, including interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool is difficult to predict. The rate of principal payments for a reverse mortgage-backed security depends on a variety of economic, geographic, social, and other factors, including interest rates and borrower mortality. Reverse mortgage-backed securities may respond differently to economic, geographic, social, and other factors than other mortgage-backed securities. A Fund’s ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities typically have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.

Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities, as well as varied expected average lives and risk characteristics. In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, parallel pay CMOs planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.

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A primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Commercial mortgage-backed securities (CMBS) are a type of mortgage-backed security that are collateralized by a pool of commercial mortgage loans. The bonds issued in a CMBS transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under a typical CMBS structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMBS issuance. The “fastest-pay” tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMBS structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities. The value of CMBS depend on the cash flow and volatility of the commercial loans, the volatility and reliability of cash flows associated with the commercial properties; the type, quality, and competitiveness of the commercial properties; the experience, reputation and capital resources of the borrower and the manager; the location of the commercial properties; the quality of the tenants; and the terms of the loan agreements.

Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing. SMBSs may be less liquid than other types of mortgage-backed securities.

SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.

Mortgage “Dollar Roll” Transactions. In mortgage “dollar roll” transactions, the investor sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the investor foregoes principal and interest paid on the mortgage-backed securities. The lost interest is compensated by the difference between the current sales price and the lower price for the future purchase (often referred to as the “drop”) as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A commitment fee may also be received for participation in such transaction.

If the income and capital gains from the investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will result in a lower return than would have been realized without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities that are required to be purchased in the future may decline below the agreed upon repurchase price of those securities. If the party to whom the securities are sold becomes insolvent, the right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the investor’s ability to correctly predict interest rates and prepayments.

A dollar roll can be viewed as a borrowing. If a Fund makes additional investments while a dollar roll is outstanding, this may be considered a form of leverage.

Municipal Instruments. Debt instruments issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, are known as “municipal instruments.” Generally, interest received on municipal instruments is exempt from federal income tax. The tax-exempt nature of the interest on a municipal instrument is generally the subject of a bond counsel opinion delivered in connection with the issuance of the instrument. There is no assurance that the IRS will agree with bond counsel’s opinion that such interest is tax-exempt or that the interest payments on such municipal instruments will continue to be tax exempt for the life of the municipal instrument. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the municipal instrument. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a municipal instrument could become federally taxable, possibly retroactively to the date the municipal instrument was issued and an investor may need to file an amended income tax return. Certain types of structured securities are designed so that tax exempt interest from municipal instruments held by the underlying entity will pass through to the holders of the structured security. There is no assurance that the IRS will agree that such interest is tax exempt.

The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality and ability to pay principal and interest when due of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market.

General obligation bonds are backed by the issuer’s pledge of its full faith and credit and taxing power for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these

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obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited. Additionally, there may be limits as to the rate or amount of special assessments or taxes that can be levied to meet these obligations.

Some general obligation bonds are backed by both a pledge of a specific revenue source, such as a special assessment or tax and an issuer’s pledge of its full faith and credit and taxing power. Debt service from these general obligation bonds is typically paid first from the specific revenue source and second, if the specific revenue source is insufficient, from the general taxing power.

Revenue bonds are generally backed by the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source, such as a state’s or local government’s proportionate share of the payments from the Tobacco Master Settlement Agreement. Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Industrial development bonds, a type of revenue bond, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for a variety of purposes, including economic development, solid waste disposal, transportation, and pollution control. Although the principal security for revenue bonds is typically the revenues of the specific facility, project, company or system, many revenue bonds are secured by additional collateral in the form of a mortgage on the real estate comprising a specific facility, project or system, a lien on receivables and personal property, as well as the pledge of various reserve funds available to fund debt service, working capital, capital expenditures or other needs. Net revenues and other security pledged may be insufficient to pay principal and interest due which will cause the price of the bonds to decline. In some cases, revenue bonds issued by an authority are backed by a revenue stream unrelated to the issuer, such as a hotel occupancy tax, a sales tax, or a special assessment. In these cases, the ability of the authority to pay debt service is solely dependent on the revenue stream generated by the special tax. Furthermore, the taxes supporting such issues may be subject to legal limitations as to rate or amount.

Municipal insurance policies typically insure, subject to the satisfaction of the policy conditions and certain other restrictions, timely and scheduled payment of all principal and interest due on the underlying municipal instruments. Municipal insurance does not insure against market fluctuations which affect the price of a security.

The insurance may be obtained by either (i) the issuer at the time the municipal instrument is issued, commonly referred to as primary market insurance, or (ii) another party after the municipal instrument has been issued, commonly referred to as secondary market insurance.

The value of a municipal insurance policy is dependent on the financial strength of the issuer providing such insurance. As a result of ratings downgrades and withdrawals from the municipal insurance business over the last credit cycle, many municipal insurance policies may have little or no value.

Education. In general, there are two types of education-related bonds: (i) those issued to finance projects for public and private colleges and universities, charter schools and private schools, and (ii) those representing pooled interests in student loans. Bonds issued to supply educational institutions with funding are subject to many risks, including the risks of unanticipated revenue decline, primarily the result of decreasing student enrollment, decreasing state and federal funding, or a change in general economic conditions. Additionally, higher than anticipated costs associated with salaries, utilities, insurance or other general expenses could impair the ability of a borrower to make annual debt service payments. Student loan revenue bonds are generally offered by state (or substate) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which may be supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities. The electric utilities industry has been experiencing increased competitive pressures. Federal and state legislation in recent years has been moving the industry toward opening transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel, (b) the availability and cost of capital, (c) the effects of conservation on energy demand, (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations, (e) timely and sufficient rate increases thereby assisting utilities in recovering increasing energy costs, and (f) opposition to nuclear power.

Health Care. The health care industry is subject to regulatory action by a number of governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care industry is payments from the Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. A second major source of revenues for the health care industry is payments from private insurance companies and health maintenance organizations. As such, any changes to and reductions in reimbursement rates from these entities for services provided could be detrimental to the revenues of the providers. Numerous other factors may affect the industry, such as general and local economic conditions; demand for services; expenses (including for example, labor, malpractice insurance premiums and pharmaceutical products); and competition among health care providers. In the future, the following factors may adversely affect health care facility operations: adoption of legislation proposing a national health insurance program; other state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; and efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services.

Housing. Housing revenue bonds typically are issued by a state, county, or local housing authority and are secured by the revenues of mortgages originated by the authority using the proceeds of the bond issue. These bonds may be used to make mortgage loans for single-family housing, multi-family housing, or a combination of the two. Because of the impossibility of precisely predicting demand for

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mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors which may impact the borrower’s ability to pay debt service and may impair the value of the collateral securing the bonds, if any. These factors include satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends. Some authorities provide additional security for the bonds in the form of insurance, subsidies, additional collateral, or state pledges (without obligation) to make up deficiencies.

Transportation. Transportation debt may be issued to finance the construction of airports, toll roads, highways, or other transit facilities. Airport bonds are dependent on the economic conditions of the airport’s service area and may be affected by the business strategies and fortunes of specific airlines. They may also be subject to competition from other airports and modes of transportation. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs, transportation taxes and fees, and availability of fuel also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation.

Tobacco Settlement Revenue Bonds. Tobacco settlement revenue bonds are secured by a single source of revenue —a state or jurisdiction’s proportionate share of periodic payments made by tobacco companies under the Master Settlement Agreement (the “MSA”) entered into by participating cigarette manufacturers, 46 states, and other jurisdictions in November of 1998 in settlement of certain smoking-related litigation. Annual payments on the bonds are dependent on the receipt by the issuer of future settlement payments under the MSA. These annual payments are subject to numerous adjustments. The actual amount of future settlement payments depends on annual domestic cigarette shipments, inflation, market share gains by non-participating cigarette manufacturers, and other factors. MSA adjustments may cause bonds to be repaid faster or slower than originally projected. Tobacco bonds are subject to additional risks, including the risk that cigarette consumption declines, that a tobacco company defaults on its obligation to make payments to the state or that the MSA or state legislation enacted pursuant to the MSA is void or unenforceable.

Water and Sewer. Water and sewer revenue bonds are generally secured by the fees charged to each user of the service. The issuers of water and sewer revenue bonds generally enjoy a monopoly status and latitude in their ability to raise rates. However, lack of water supply due to insufficient rain, run-off, or snow pack can be a concern and has led to past defaults. Further, public resistance to rate increases, declining numbers of customers in a particular locale, costly environmental litigation, and Federal environmental mandates are challenges faced by issuers of water and sewer bonds.

Municipal Lease Obligations. Municipal lease obligations and participations in municipal leases are undivided interests in a portion of an obligation in the form of a lease or installment purchase or conditional sales contract which is issued by a state, local government, or a municipal financing corporation to acquire land, equipment, and/or facilities (collectively hereinafter referred to as “lease obligations”). Generally lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged. Instead, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate, and make the payments due under the lease obligation. As a result of this structure, municipal lease obligations are generally not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities.

Lease obligations may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. If the municipality does not appropriate in its budget enough to cover the payments on the lease obligation, the lessor may have the right to repossess and relet the property to another party. Depending on the property subject to the lease, the value of the property may not be sufficient to cover the debt.

In addition to the risk of “non-appropriation,” municipal lease securities may not have as highly liquid a market as conventional municipal bonds. Furthermore, municipal lease obligations have the same risk characteristics as Municipal Instruments do generally.

Options. An option is a contract which conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific amount or value of a particular underlying interest at a specific price (called the “exercise” or “strike” price) at one or more specific times before the option expires. The underlying interest of an option contract can be a security, currency, index, future, swap, commodity, or other type of financial instrument. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option purchaser is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date.

Options can be traded either through established exchanges (“exchange traded options”) or privately negotiated transactions (over-the-counter or “OTC options”). Exchange traded options are standardized with respect to, among other things, the underlying interest, expiration date, contract size and strike price. The terms of OTC options are generally negotiated by the parties to the option contract which allows the parties greater flexibility in customizing the agreement, but OTC options are generally less liquid than exchange traded options.

All option contracts involve credit risk if the counterparty to the option contract fails to perform. Credit risk is low in exchange traded options because the performance of the contract by the counterparty is backed by the clearing agency for the exchange on which the options are traded. The credit risk in OTC options is dependent on the credit worthiness of the individual counterparty to the contract and may be greater than the credit risk associated with exchange traded options.

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When purchasing a put option, the purchaser obtains the right (but not the obligation) to sell a specific amount or value of a particular interest to the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical put option can expect to realize a gain if the price of the underlying interest falls. However, if the underlying interest’s price does not fall enough to offset the cost of purchasing the option, the purchaser of a put option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The purchaser of a put option may terminate its position by allowing the option to expire, exercising the option or closing out its position in the secondary market at the option’s current price, if a liquid secondary markets exists. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser would complete the sale of the underlying interest to the option writer at the strike price.

When purchasing a call option, the purchaser obtains the right (but not the obligation) to purchase a specified amount or value of a particular interest from the option writer at a fixed strike price. In return for this right, the purchaser pays the option premium. The purchaser of a typical call option can expect to realize a gain if the price of the underlying interest rises. However, if the underlying interest’s price does not rise enough to offset the cost of purchasing the option, the buyer of a call option can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer assumes the obligation to buy or sell (depending on whether the option is a put or a call) a specified amount or value of a particular interest at the strike price if the purchaser of the option chooses to exercise it.

Generally, an option writer sells options with the goal of obtaining the premium paid by the option purchaser. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” when the option is exercised. A call option is in-the-money if the value of the underlying interest exceeds the strike price of the option. A put option is in-the-money if the strike price of the option exceeds the value of the underlying interest. Generally, any profit realized by an option purchaser represents a loss for the option writer. The writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option in the same manner as if the writer were entering into a futures contract.

The writer of a put option may seek to terminate a position in the put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes.

A physical delivery option gives its owner the right to receive physical delivery (if it is a call), or to make physical delivery (if it is a put) of the underlying interest when the option is exercised. A cash-settled option gives its owner the right to receive a cash payment based on the difference between a determined value of the underlying interest at the time the option is exercised and the fixed exercise price of the option. In the case of physically settled options, it may not be possible to terminate the position at any particular time or at an acceptable price. A cash-settled call conveys the right to receive a cash payment if the determined value of the underlying interest at exercise exceeds the exercise price of the option, and a cash-settled put conveys the right to receive a cash payment if the determined value of the underlying interest at exercise is less than the exercise price of the option.

Combination option positions are positions in more than one option at the same time. A spread involves being both the buyer and writer of the same type of option on the same underlying interest but different exercise prices and/or expiration dates. A straddle consists of purchasing or writing both a put and a call on the same underlying interest with the same exercise price and expiration date.

The principal factors affecting the market value of a put or call option include supply and demand, interest rates, the current market price of the underlying interest in relation to the exercise price of the option, the volatility of the underlying interest and the remaining period to the expiration date.

If a trading market in particular options were to become unavailable, investors in those options would be unable to close out their positions until trading resumes, and option writers may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options. Exchanges or other facilities on which options are traded may establish limitations on options trading, may order the liquidation of positions in excess of these limitations, or may impose other sanctions that could adversely affect parties to an options transaction.

Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund.

Potential Conflict of Interest Risk. In managing an MFS fund-of-fund, MFS is subject to potential conflicts of interest in selecting and substituting underlying funds for which it is the adviser (e.g., because the management fees paid by some underlying funds are higher than the management fees paid by other underlying funds). However, MFS is legally obligated to act in the best interests of the MFS fund-of-fund when selecting underlying funds.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer and is therefore subject to the same risks as other equity securities. Preferred stock has precedence over common stock in the event the issuer is liquidated or declares bankruptcy, but is junior to the interests of the debt instruments of the issuer. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. The level of “auction rate” dividends are reset periodically through an auction process. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. The value of preferred stock is sensitive to changes in interest rates and to changes in the issuer’s credit quality.

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Real Estate-Related Investments. Investment in real estate-related investments or derivatives whose value is based on real estate related indicators are subject to similar risks to those associated with the direct ownership of real estate and with the real estate industry in general. Real estate-related investments are affected by general, regional, and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations, and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest most of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. An investor will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the investor.

Equity REITs and similar entities formed under the laws of non-U.S. countries may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs and similar entities formed under the laws of non-U.S. countries may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended, interest rates and prepayments of the underlying mortgages. Equity and mortgage REITs are also subject to heavy cash flow dependency, borrower default, and self-liquidation.

Mortgage REITs are also subject to different combinations of prepayment, extension, interest rate and other market risks. The real estate mortgages underlying mortgage REITs are generally subject to a faster rate of principal repayments in a declining interest rate environment and to a slower rate of principal repayments in an increasing interest rate environment.

REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended, and similar risks may also apply to securities of entities similar to REITs formed under the laws of non-U.S. countries. In addition, a REIT may be adversely affected by changes in federal tax law, for example, by limiting their permissible businesses or investments.

Repurchase Agreements. A repurchase agreement is an agreement under which a buyer would acquire a security for a relatively short period of time (usually not more than a week) subject to the obligation of the seller to repurchase and the buyer to resell such security at a fixed time and price (representing the buyer’s cost plus interest). The buyer bears the risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the buyer is delayed or prevented from exercising its rights to dispose of the collateral. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price.

Restricted Securities. Restricted securities are securities that are subject to legal restrictions on their re-sale. Difficulty in selling securities may result in a loss or be costly to an investor. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, an investor sells securities and receives cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the investor. Unless the appreciation and income on assets purchased with proceeds from reverse repurchase agreements exceed the costs associated with them, the investor’s performance is lower than it otherwise would have been. A reverse repurchase agreement can be viewed as a borrowing. If a Fund makes additional investments while a reverse repurchase agreement is outstanding, this may be considered a form of leverage.

Securities of Other Investment Companies. Securities of other investment companies include shares of closed-end investment companies, unit investment trusts, exchange-traded funds, business development companies, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of interest. Investing in other investment companies involves substantially the same risks as investing directly in the underlying interests, but involve additional expenses at the investment company-level, such as a proportionate share of portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies and exchange-traded funds, trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value (NAV) per share. The extent to which a Fund can invest in securities of other investment companies is limited by the Investment Company Act of 1940.

Short Sales. A seller may make short sales that are made “against the box” and also those that are not made “against the box.” A short sale that is not made “against the box” is a transaction in which a party sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the seller must borrow the security to make delivery to the buyer. The seller then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. It may not be possible to liquidate or close out the short sale at any particular time or at an acceptable price. The price at such time may be more or less than the price at which the security was sold by the seller. To the extent that the seller invests the proceeds from the short sale in other securities, the seller is subject to the risks of the securities purchased with the proceeds in addition to the risks of the securities sold short. Until the security is replaced, the seller is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the seller also may be required to pay a premium, which would increase the cost of the security sold. The seller also will incur transaction costs in effecting short sales.

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The seller will incur a loss as a result of the short sale if the price of the security or index increases between the date of the short sale and the date on which the seller replaces the borrowed security. Such loss may be unlimited. The seller will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest the seller may be required to pay in connection with a short sale. The overall benefit to the seller will depend on how the short sale performs relative to the market price of the securities purchased with the proceeds from the short sale.

A seller may also make short sales “against the box,” i.e., when a security identical to one owned by the seller is borrowed and sold short. If the seller enters into a short sale against the box, it is required to hold securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) while the short sale is outstanding. The seller will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box and will forgo an opportunity for capital appreciation in the security.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

Structured Securities. Structured securities (also called “structured notes”) are debt instruments, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured securities is determined by reference to the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure or index. If MFS attempts to use a structured security as a hedge against, or as a substitute for, a portfolio investment, the structured security may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving structured securities can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Structured securities may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. In addition, because the purchase and sale of structured securities takes place in an over-the-counter market, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the amount of payments that the non-defaulting party is contractually entitled to receive.

Swaps and Related Derivatives. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Swaps can be closed out by physical delivery of the underlying indicator(s) or payment of the cash settlement on settlement date, depending on the terms of the particular agreement. For example, in a typical credit default swap on a specific security, in the event of a credit event one party agrees to pay par on the security while the other party agrees to deliver the security. In the case of physically settled swaps, it may not be possible to close out the swap at any particular time or at an acceptable price. Other swap agreements provide for cash settlement. For example, in a typical interest rate swap, one party agrees to pay a fixed rate of interest determined by reference to a specified interest rate or index multiplied by a specified amount (the “notional amount”), while the other party agrees to pay an amount equal to a floating rate of interest determined by reference to an interest rate or index which is reset periodically and multiplied by the same notional amount. On each payment date, the obligations of parties are netted against each other, with only the net amount paid by one party to the other.

Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes. Swap agreements can take many different forms and are known by a variety of names and other types of swap agreements may be available.

Other types of over-the-counter derivatives, such as “caps,” “floors,” “collars” and options on swaps, or “swaptions,” may be entered into for the same types of hedging or non-hedging purposes as swaps. A “cap” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the amount by which a specified fixed or floating rate or other indicator exceeds another rate or indicator (multiplied by a notional amount). A “floor” transaction is one in which one party pays a single or periodic fixed amount and the other party pays a floating amount equal to the excess, if any, of a specified rate or other indicator over a different rate or indicator (multiplied by a notional amount). A “collar” transaction is a combination of a cap and a floor in which one party pays the floating amount on the cap and the other party pays the floating amount on the floor. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

The most significant factor in the performance of swaps, caps, floors, and collars is the change in the underlying price, rate, index level or other indicator that determines the amount of payments to be made under the arrangement.

If MFS attempts to use a swap or related investment as a hedge against, or as a substitute for, a portfolio investment, the swap or related derivative may not correlate as expected with the portfolio investment, resulting in losses to the Fund. While hedging strategies involving swaps and related derivatives can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

Swaps and related derivatives may also be subject to liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be

49

smaller than that for more traditional debt instruments. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulations, could adversely affect an investor’s ability to terminate its existing swap agreements or to realize amounts received under such agreements.

In addition, because the purchase and sale of swap and related derivatives currently take place in an over-the-counter market, swaps and related derivatives are subject to the creditworthiness of the counterparty to the swap or related derivative, and their values may decline substantially if the counterparty’s creditworthiness deteriorates. If the counterparty defaults, the other party’s risk of loss consists of the net amount of payments that the non-defaulting party is contractually entitled to receive. The counterparties may be able to eliminate or reduce their exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.

Temporary Defensive Positions. In response to market, economic, political, or other conditions, MFS may depart from its investment strategies for a Fund by temporarily investing for defensive purposes. MFS may invest a large portion or all of a Fund’s assets in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers’ acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

Tender Option Bonds. Tender option bonds are created when municipal instruments are transferred to a special purpose trust which issues two classes of certificates. The first class, commonly called floating rate certificates, pays an interest rate that is typically reset weekly based on a specified index. The second class, commonly called inverse floaters, pays an interest rate based on the difference between the interest rate earned on the underlying municipal instruments and the interest rate paid on the floating rate certificates, after expenses.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued or delivered as anticipated. If a Fund makes additional investments while a delayed delivery purchase is outstanding, this may result in a form of leverage.

Variable and Floating Rate Securities. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with changes to the level of prevailing interest rates or the issuer’s credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

Zero Coupon Bonds, Deferred Interest Bonds, and Payment-In-Kind Bonds. Zero coupon and deferred interest bonds are debt instruments which are issued at a discount from face value. The discount approximates the total amount of interest the instruments will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the instrument at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. Payment-in-kind bonds are debt instruments which provide that the issuer may, at its option, pay interest on such instruments in cash or in the form of additional debt instruments. Such instruments may involve greater credit risks and may experience greater volatility than debt instruments which pay interest in cash currently.

APPENDIX E - INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions which cannot be changed without the approval of a Majority Shareholder Vote.

As fundamental investment restrictions, the Fund may not:

(1)	borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the “1940 Act”) and exemptive orders granted under such Act;

(2)	underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

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(3)	issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

(4)	make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

* * * * * *

For all Funds other than the MFS Global Bond Fund, MFS Global Real Estate Fund, and MFS Commodity Strategy Fund:

As a fundamental investment restriction, the Fund may not:

(5)	purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

For the MFS Global Bond Fund and MFS Commodity Strategy Fund:

As a fundamental investment restriction, the Fund may:

(5)	purchase or sell real estate, commodities, or commodity contracts to the extent permitted by applicable law.

For the MFS Global Real Estate Fund:

As a fundamental investment restriction, commodity-related investments include futures, options, options on futures, swaps, structured notes, securities of other investment companies, grantor trusts, and hybrid instruments whose values are related to commodities or commodity contracts.

* * * * * *

For the MFS Cash Reserve Fund, MFS Government Money Market Fund and the MFS Money Market Fund:

As a fundamental investment restriction, the Fund may not:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by banks or bank holding companies, finance companies or utility companies.

For the MFS High Income Fund:

As a fundamental investment restriction, the Fund may not:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

For the MFS Utilities Fund:

As a fundamental investment restriction, the Fund may not:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

For the MFS Technology Fund:

As a fundamental investment restriction, the Fund may not:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the securities of issuers principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements.

For the MFS Global Real Estate Fund:

As a fundamental investment restriction, the Fund will invest at least 25% of its total assets in the real estate group of industries.

For the MFS Global Bond Fund:

As a fundamental investment restriction, the Fund may not:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest between 25% and 35% of its total assets in the securities of issuers in any particular industry if, at the time of investment, that industry represents 20% or more of the global bond market as a whole, as measured by an index determined by the Adviser to be an appropriate measure of the global bond market.

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For the MFS Commodity Strategy Fund:

As a fundamental investment restriction, the Fund may not:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided, however, that the Fund may invest more than 25% of its total assets in investments that provide exposure to the group of industries that comprise the commodities sector.

For all other Funds:

As a fundamental investment restriction, the Fund may not:

(6)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

* * * * * *

In addition, the Funds have adopted the following non-fundamental policies, which may be changed without shareholder approval.

For the MFS Cash Reserve Fund, MFS Government Money Market Fund and the MFS Money Market Fund:

The Fund will not:

(1)	invest in illiquid investments if more than 5% of the Fund’s net assets (taken at market value) would be invested in such securities.

For all other Funds:

The Fund will not:

(1)	invest in illiquid investments if more than 15% of the Fund’s net assets (taken at market value) would be invested in such securities.

* * * * * *

For MFS High Income Fund:

The Fund will not:

(2)	purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

* * * * * *

For all Funds:

Except for fundamental investment restriction (1) and the Fund’s non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund’s non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

For all funds except MFS Global Bond Fund and MFS Commodity Strategy Fund for purposes of fundamental investment restriction (5), investments in certain types of derivative instruments whose value is related to commodities or commodity contracts, including swaps and structured notes, are not considered commodities or commodity contracts.

For purposes of fundamental investment restriction (6) investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and tax-exempt obligations issued or guaranteed by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing, are not considered an investment in any particular industry.

For purposes of fundamental investment restriction (6), investments in other investment companies are not considered an investment in any particular industry and portfolio securities held by an underlying fund in which the Fund may invest are not considered to be securities purchased by the Fund.

For purposes of fundamental investment restriction (6) and non-fundamental investment restriction (2) with respect to MFS High Income Fund, MFS uses a customized set of industry groups for classifying securities based on classifications developed by third party providers.

For purposes of fundamental investment restriction (6) for MFS Technology Fund: (a) MFS considers an issuer to be principally engaged in offering, using or developing products, processes, or services that will provide or will benefit significantly from technological advances and improvements if at least 50% of any issuer’s assets, income, sales, or profits are committed to, or derived from, such activities, or a third party has given the issuer an industry or sector classification consistent with such activities (“technology issuers”); and (b) MFS is permitted to invest more than 25% of the fund’s assets in technology issuers within a single industry.

For MFS Lifetime Retirement Income Fund, MFS Lifetime 2010 Fund, MFS Lifetime 2020 Fund, MFS Lifetime 2030 Fund, MFS Lifetime 2040 Fund, MFS International Diversification Fund, MFS Aggressive Growth Allocation Fund, MFS Conservative Allocation Fund, MFS Growth Allocation Fund and MFS Moderate Allocation Fund:

In accordance with the Fund’s investment program as set forth in its Prospectus, the Fund may invest more than 25% of its assets in any one underlying fund. Although the Fund does not have a policy to concentrate its investments in a particular industry, 25% or more of the Fund’s total assets may be indirectly exposed to a particular industry or group of related industries through its investment in one or more underlying funds.

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APPENDIX F - RECIPIENTS OF NON-PUBLIC PORTFOLIO HOLDINGS ON AN ONGOING BASIS

Name of Recipient	Purpose of Disclosure
MSCI BARRA, Inc.	Analytical Tool
Bloomberg L.P.	Analytical Tool
Board of Trustees	Fund Governance
Bowne & Co. Inc.	Software Vendor
CDS/Computer	Software Vendor
Checkfree Corp.	Software Vendor
Cogent Consulting	Consultant
Deloitte & Touche LLP	Independent Registered Public Accounting Firm
eA Data Automation Services, LLC	Data Formatting and Organization Service
Eagle Investment Systems Corp.	Accounting System
Ernst & Young LLP	Independent Registered Public Accounting Firm
FactSet Research Systems Inc.	Analytical Tool
GainsKeeper, Inc.	Accounting System
Institutional Shareholder Services Inc.	Proxy Service Provider
Investor Tools Perform	Analytical Tool
ITG, Inc.	Analytical Tool
JPMorgan Chase Bank*	Fund Custodian/Derivatives Collateral Manager
J.P. Morgan Securities Inc.	Analytical Tool
KPMG, LLP**	Client
Lipper Inc.	Publication Preparation
Marklt Group	Pricing Service
Massachusetts Financial Services Co.	Fund Management
MFS Fund Distributors, Inc.	Fund Distribution
OMGEO LLC	Software Vendor
Ropes & Gray LLP	Legal Counsel
RR Donnelley	Typesetting and Printing Services
R.V. Kuhns & Associates, Inc.**	Consultant
Saloman Analytics Inc.	Analytical Tool
Siemens Business Services, Inc.	IT Client Services and Desktop Architecture
Standard & Poor’s Securities Evaluations Services	Fund Pricing
State Street Bank and Trust Company	Custodian
Sun Capital Advisers LLC***	Fund Management
UBS Global Asset Management (Americas), Inc.****	Fund Management
Wilshire Analytics/Axiom	Analytical Tool

*	JPMorgan Chase Bank also receives non-public portfolio holdings information from UBS Global Asset Management (Americas), Inc. in its role as the derivatives collateral manager for the portion of the MFS Diversified Target Return Fund for which UBS serves as sub-adviser.
**	KPMG, LLP receives limited non-public portfolio holdings information for the MFS Global Equity Fund and the MFS Emerging Markets Debt Fund in order to satisfy auditor independence rules; R.V. Kuhns & Associates, Inc. acts as a consultant to KPMG and receives the same limited non-public holdings information for these Funds.
***	Sun Capital Advisers LLC receives non-public portfolio holdings disclosure regarding the MFS Global Real Estate Fund and the portion of MFS Diversified Income Fund for which it serves as sub-adviser.
****	UBS Global Asset Management (Americas), Inc. receives non-public portfolio holdings information regarding the portion of MFS Diversified Target Return Fund for which it serves as sub-adviser.

This list is current as of June 1, 2010, and any additions, modifications or deletions to the list that have occurred since June 1, 2010 are not reflected.

APPENDIX G - DESCRIPTION OF BOND RATINGS

The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

Excerpts From Moody’s Investors Services Description of its Ratings

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Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa: Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa: Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa: Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba: Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B: Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa: Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca: Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s applies numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Excerpts From Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., Description of its Ratings

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or where preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking

54

of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments have a total value that is less than par.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the applicable rating category.

N.R.: Not rated.

Excerpts from Fitch Ratings Description of its Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. Issuer Default Ratings (IDRs) opine on an entity’s relative vulnerability on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic condition over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B: Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial Credit Risk. Default is a real possibility.

CC: Very high levels of credit risk. Default of some kind appears probable.

C: Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: the issuer has entered into a grace or cure period following non-payment of a material financial obligation; the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; and Fitch Ratings otherwise believe a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD: Restricted default. “RD” ratings indicate an issuer that a Fitch Ratings’ opinion has experienced an unsecured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administrative, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include: the selective payment default on a specific class or currency of debt; the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan; capital markets security or other material financial obligation; the extension of multiple waivers or forbearance periods upon a payment default on one or more material obligations, either in series or in parallel; and execution of a coercive debt exchange on one or more material financial obligations.

D: Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major ratings categories. Such suffixes are not added to the “AAA” Long-term ratings category, to categories below “CCC,” or to Long-Term IDR categories below “B”.

55

Investment Adviser

Massachusetts Financial Services Company

500 Boylston Street, Boston, MA 02116

(617) 954-5000

Distributor

MFS Fund Distributors, Inc.

500 Boylston Street, Boston, MA 02116

(617) 954-5000

Shareholder Servicing Agent

MFS Service Center, Inc.

P.O. Box 55824, Boston, MA 02205-5824

Toll free: 1-800-225-2606

MFS MUNICIPAL SERIES TRUST

MFS® ALABAMA MUNICIPAL BOND FUND

MFS® ARKANSAS MUNICIPAL BOND FUND

MFS® CALIFORNIA MUNICIPAL BOND FUND

MFS® FLORIDA MUNICIPAL BOND FUND

MFS® GEORGIA MUNICIPAL BOND FUND

MFS® MARYLAND MUNICIPAL BOND FUND

MFS® MASSACHUSETTS MUNICIPAL BOND FUND

MFS® MISSISSIPPI MUNICIPAL BOND FUND

MFS® MUNICIPAL INCOME FUND

MFS® NEW YORK MUNICIPAL BOND FUND

MFS® NORTH CAROLINA MUNICIPAL BOND FUND

MFS® PENNSYLVANIA MUNICIPAL BOND FUND

MFS® SOUTH CAROLINA MUNICIPAL BOND FUND

MFS® TENNESSEE MUNICIPAL BOND FUND

MFS® VIRGINIA MUNICIPAL BOND FUND

MFS® WEST VIRGINIA MUNICIPAL BOND FUND

PART C

Item 28.	Exhibits

(a)	1	Amended and Restated Declaration of Trust, dated December 16, 2004. (19)

	2	Certification of Amendment to the Declaration of Trust – Establishment and Designation of Classes A1 and B1 in MFS Municipal Income Fund, dated November 28, 2006. (15)

(b)	1	Master Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007. (18)

	2	Appendix A, as revised June 22, 2010, to the Master Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007. (22)

(c)		Copies of instruments defining the rights of shareholders, including the relevant portions of: the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through November 28, 2006 (see Section 6.2), and the Amended and Restated By-Laws, dated January 1, 2002 as revised through August 22, 2007 (see Article III). (16)

(d)	1	Investment Advisory Agreement, dated January 1, 2002. (7)

	2	Amendment, dated as of August 1, 2008, to the Investment Advisory Agreement, dated January 1, 2002. (20)

(e)	1	Distribution Agreement between the Trust and MFS Fund Distributors, Inc., dated January 1, 1995. (1)

	2	Dealer Agreement between MFS Fund Distributors, Inc. (“MFD”) and a dealer, dated August, 2009. (8)

(f)		Not Applicable

(g)	1	Custodian Agreement between the Registrant and JP Morgan Chase Bank, N.A., dated November 13, 2006. (14)

	2	Appendix A, as of May 31, 2010, to the Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006. (21)

	3	Amendment No. 1, as of May 5, 2010, to Custodian Agreement between the Registrant and JPMorgan Chase Bank, N.A., dated November 13, 2006. (12)

	4	Schedule X, dated as of August 12, 2009, to the Custodian Agreement between each of the Investment Companies listed on Appendix A thereto and JPMorgan Chase Bank, N.A. (5)

	5	Fund Accounting Agreement between the Registrant and JPMorgan Chase Investor Services Company, dated November 13, 2006. (14)

	6	Appendix A, as of May 31, 2010, to the Fund Accounting Agreement between the Registrant and JP Morgan Investor Services Co., dated November 13, 2006. (21)

	7	Restated Appendix B, as of May 5, 2010, to the Fund Accounting Agreement between the Registrant and JPMorgan Investors Services Company, dated November 13, 2006. (12)

(h)	1	Shareholder Servicing Agent Agreement between the Registrant and MFS Service Center, Inc., dated August 1, 1985. (2)

	2	Amendment, dated April 1, 2003, to the Amended and Restated Shareholder Servicing Agent Agreement. (11)

	3	Amendment to Shareholder Servicing Agent Agreement, dated February 22, 2005. (6)

	4	Master Administrative Services Agreement dated March 1, 1997, as amended and restated January 1, 2008. (9)

	5	Exhibit A, as revised May 31, 2010, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (21)

	6	Exhibit D, as revised January 1, 2010, to the Master Administrative Services Agreement, dated March 1, 1997, as amended and restated January 1, 2008. (10)

(i)	1	Opinion and Consent of Counsel, dated July 24, 2006. (17)

	2	Legal Opinion Consent, dated July 28, 2010; filed herewith.

(j)		Consent of Deloitte & Touche, LLP, dated July 27, 2010; filed herewith.

(k)		Not Applicable.

(l)		Not Applicable.

(m)	1	Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated effective March 1, 2009. (13)

	2	Exhibit A, as revised May 31, 2010, to the Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated effective March 1, 2009. (21)

	3	Exhibit B, as revised July 31, 2009, to the Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, effective January 1, 1997, as Amended and Restated effective March 1, 2009. (21)

(n)	1	Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective May 1, 2009. (4)

	2	Exhibit A, as revised May 31, 2010, to the Amended and Restated Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 effective September 6, 1996, as amended and restated effective May 1, 2009. (21)

(o)		Reserved.

(p)	1	MFS Investment Management Code of Ethics effective February 22, 2010, pursuant to Rule 17j-1 under the Investment Company Act of 1940. (3)

	2	Code of Ethics for Personal Trading and Conduct for Non-Management Directors of MFS, effective June 7, 2007. (9)

	3	Code of Ethics for Non-Management Trustees effective January 1, 2005, as amended February 25, 2008. (9)

Power of Attorney, dated January 1, 2010 (Trustees); filed herewith.

Power of Attorney, dated October 21, 2008 (Dwyer, Corcoran); filed herewith.

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on February 22, 1995.
(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 28 to the Registration Statement on Form N-1A filed with the SEC via EDGAR on July 28, 1995.
(3)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on March 29, 2010.
(4)	Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 43 filed with the SEC via EDGAR on May 28, 2009.
(5)	Incorporated by reference to MFS Series Trust V (File Nos. 2-38613 and 811-2031) Post-Effective Amendment No. 64 filed with the SEC via EDGAR on November 20, 2009.
(6)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 55 filed with the SEC via EDGAR on March 14, 2005.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 filed with the SEC via EDGAR on July 29, 2002.
(8)	Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 69 filed with the SEC via EDGAR on August 27, 2009.
(9)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on March 27, 2008.
(10)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on March 8, 2010.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 38 filed with the SEC via EDGAR on July 29, 2003.
(12)	Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 73 filed with the SEC via EDGAR on May 21, 2010.
(13)	Incorporated by reference to MFS Series Trust VIII (File Nos. 33-37972 and 811-5262) Post-Effective Amendment No. 30 filed with the SEC via EDGAR on February 26, 2009.
(14)	Incorporated by reference to MFS Series Trust II (File Nos. 33-7637 and 811-4775) Post-Effective Amendment No. 39 filed with the SEC via EDGAR on January 26, 2007.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 filed with the SEC via EDGAR on March 20, 2007.
(16)	Amended and Restated Declaration of Trust, dated December 16, 2004, as amended through November 28, 2006, incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement filed with the SEC via EDGAR on July 29, 2005; Amended and Restated By-Laws, dated January 1, 2002, as revised through August 22, 2007 incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on August 24, 2007.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 41 filed with the SEC via EDGAR on July 27, 2006.
(18)	Incorporated by reference to MFS Series Trust XV (File Nos. 2-96738 and 811-4253) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on August 24, 2007.
(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 filed with the SEC via EDGAR on July 28, 2009.

(21)	Incorporated by reference to MFS Series Trust XIII (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on June 25, 2010.
(22)	Incorporated by reference to MFS Series Trust XII (File Nos. 333-126328 and 811-21780) Post-Effective Amendment No. 15 filed with the SEC via EDGAR on June 28, 2010.

Item 29.	Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 30.	Indemnification

Reference is hereby made to (a) Article V of Registrant’s Declaration of Trust, dated December 16, 2004; incorporated by reference to Registrant’s Post-Effective Amendment No. 40 filed with the SEC via EDGAR on July 29, 2005; (b) Section 4 of the Distribution Agreement between Registrant and MFS Fund Distributors, Inc., filed as an Exhibit to Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement as initially filed.

The Trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser and distributor will be insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940 as amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

Business backgrounds of the principal executive officers and directors of Massachusetts Financial Services Company, the Registrant’s investment adviser (the “Investment Adviser” or “MFS”) that also hold positions with the Registrant are included under “Trustees and Officers” in the Statement(s) of Additional Information included in this Registration Statement. Certain principal executive officers and directors of the Investment Adviser serve as officers or directors of some or all of the Investment Adviser’s corporate affiliates and certain officers of the Investment Adviser serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth below or in Schedules B and D of Form ADV filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of the Investment Adviser or certain of the Investment Adviser’s corporate affiliates. The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Name and Current Position with the Investment Adviser	Non-MFS business, profession, vocation or employment
Donald A. Stewart	Chief Executive Officer of Sun Life Financial
Director, MFS	Inc. Also an Officer and/or Director of various
Subsidiaries and affiliates of Sun Life

Jon A. Boscia	President of Sun Life Financial
Director, MFS

Dean A. Connor	Chief Operating Officer of Sun Life Financial
Director, MFS

Investment Adviser Corporate Affiliate	Address
MFS Fund Distributors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.

MFS Service Center, Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.

MFS Heritage Trust Company	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.

MFS Institutional Advisors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.

MFS Institutional Advisors (Australia) Pty Limited	Level 61, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000

MFS International Limited	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda

MFS International (U.K.) Limited	Paternoster House, 65 St. Paul’s Churchyard, London EC4M 8AB, U.K.

MFS International Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013

MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Alameda Campinas, 1070, Sao Paulo, SP, Brazil

MFS International (Hong Kong) Limited	20/F, One Exchange Square, Central, Hong Kong

MFS Investment Management Company (Lux.) S.A.	49, Avenue J.F. Kennedy, L-1855 Luxembourg, R.C.S. Luxembourg No. 76 467

Four Pillars Capital, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.

MFS Development Funds, LLC	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.

Sun Life Assurance Company of Canada Sun Life Global Investments	Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

The MFS Funds include the following. The address of the MFS Funds is: 500 Boylston Street, Boston, MA 02116.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Institutional Trust

MFS California Insured Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate Income Trust

MFS Intermediate High Income Fund

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

Item 32.	Distributors

(a) Reference is hereby made to Item 26 above.

(b) Reference is hereby made to Item 26 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

(c) Not applicable.

Item 33.	Location of Accounts and Records

The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME	ADDRESS
Massachusetts Financial Services Company (investment adviser)	500 Boylston Street Boston, MA 02116

MFS Fund Distributors, Inc. (principal underwriter)	500 Boylston Street Boston, MA 02116

J.P. Morgan Chase Bank (custodian)	270 Park Avenue New York, NY 10017

MFS Service Center, Inc. (transfer agent)	100 Hancock Street North Quincy, Massachusetts 02171

Ropes & Gray (counsel)	One International Place Boston, MA 02110-2624

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 28th day of July, 2010.

MFS® MUNICIPAL SERIES TRUST

By:	MARIA F. DWYER*
Name:	Maria F. Dwyer
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on July 28, 2010.

SIGNATURE	TITLE

MARIA F. DWYER* Maria F. Dwyer	President (Principal Executive Officer)

JOHN M. CORCORAN* John M. Corcoran	Principal Financial and Accounting Officer

ROBERT E. BUTLER* Robert E. Butler	Trustee

LAWRENCE H. COHN* Lawrence H. Cohn	Trustee

MAUREEN R. GOLDFARB* Maureen R. Goldfarb	Trustee

DAVID H. GUNNING* David H. Gunning	Trustee

WILLIAM R. GUTOW* William R. Gutow	Trustee

MICHAEL HEGARTY* Michael Hegarty	Trustee

JOHN P. KAVANAUGH* John P. Kavanaugh	Trustee

ROBERT J. MANNING* Robert J. Manning	Trustee

ROBERT C. POZEN* Robert C. Pozen	Trustee

J. DALE SHERRATT* J. Dale Sherratt	Trustee

LAURIE J. THOMSEN* Laurie J. Thomsen	Trustee

ROBERT W. UEK* Robert W. Uek	Trustee

*By:	SUSAN S. NEWTON
Name:	Susan S. Newton as Attorney-in-fact

Executed by Susan S. Newton on behalf of those indicated pursuant to a Power of Attorney, dated January 1, 2010 (Trustees) and a Power of Attorney, dated October 21, 2008 (Dwyer) (Corcoran), filed herewith.

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS California Insured Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS Growth Opportunities Fund

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Institutional Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Municipal Series Trust

MFS Special Value Trust

MFS Variable Insurance Trust

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned, a Trustee of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1ST day of January, 2010.

ROBERT E. BUTLER Robert E. Butler	Trustee

LAWRENCE H. COHN Lawrence H. Cohn	Trustee

MAUREEN R. GOLDFARB Maureen R. Goldfarb	Trustee

DAVID H. GUNNING David H. Gunning	Trustee

WILLIAM R. GUTOW William R. Gutow	Trustee

MICHAEL HEGARTY Michael Hegarty	Trustee

JOHN P. KAVANAUGH John P. Kavanaugh	Trustee

ROBERT J. MANNING Robert J. Manning	Trustee

ROBERT C. POZEN Robert C. Pozen	Trustee

J. DALE SHERRATT J. Dale Sherratt	Trustee

LAURIE J. THOMSEN Laurie J. Thomsen	Trustee

ROBERT W. UEK Robert W. Uek	Trustee

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX
MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS Growth Opportunities Fund

MFS California Insured Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Institutional Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Municipal Series Trust

MFS Special Value Trust

MFS Variable Insurance Trust

(each a “Registrant”)

POWER OF ATTORNEY

The undersigned, being the President and Principal Executive Officer, and the Treasurer and Principal Financial and Accounting Officer, respectively, of each of the above-mentioned Registrants, hereby severally constitutes and appoints Mark N. Polebaum, Susan S. Newton, Christopher R. Bohane, Timothy M. Fagan, Brian E. Langenfeld and Susan A. Pereira, and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto my said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 21st day of October, 2008.

MARIA F. DWYER Maria F. Dwyer	President (Principal Executive Officer)

JOHN M. CORCORAN John M. Corcoran	Principal Financial and Accounting Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT	PAGE NO.

(i) 2	Legal Opinion Consent, dated July 28, 2010.

(j)	Consent of Deloitte & Touche, LLP, dated July 27, 2010.